                                          REGISTRATION NOS. 033-75292/811-03240

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4

                               -----------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                     Pre-Effective Amendment No.          [_]
                   Post Effective Amendment No. 42        [X]
                                    and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                   Amendment No. 191                      [X]

                               -----------------

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT A
                          (EXACT NAME OF REGISTRANT)

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                   2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (713) 831-3150
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                        AMERICAN HOME ASSURANCE COMPANY
                              (NAME OF GUARANTOR)

                  175 WATER STREET, NEW YORK, NEW YORK 10038
        (ADDRESS OF GUARANTOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (212) 770-7000
              (GUARANTOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               -----------------

                              MARK MATTHES, ESQ.
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                   2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

It is proposed that this filing will become effective:
[X]  immediately upon filing pursuant to paragraph (b) of Rule 485
[_]  on [date] pursuant to paragraph (b) of Rule 485
[_]  60 days after filing pursuant to paragraph (a) (1) of Rule 485
[_]  on [date] pursuant to paragraph (a) (1) of Rule 485

                               -----------------

TITLE OF SECURITIES BEING REGISTERED: (i) units of interests in Separate Account A of The Variable Annuity Life Insurance Company under variable annuity contracts, Portfolio Director, Portfolio Director 2, Portfolio Director Plus, and (ii) a guarantee related to insurance obligations under certain variable annuity contracts.

                               -----------------

EXPLANATORY NOTE: Registrant is filing this Post-Effective Amendment No. 42 to its Form N-4 Registration Statement ("Registration Statement") for the purposes of (i) adding a prospectus and statement of additional information to describe changes to the Living Benefits offered under the Portfolio Director Fixed and Variable Annuity Contract ("Contract") when issued on or after December 26, 2012, and (ii) adding a supplement to the May 1, 2012 prospectus contained in the Registration Statement, which supplement describes a new sub-account to be made available under the Contract on or after December 26, 2012. Except as described herein, this Post-Effective Amendment No. 42 effects no other change in Registrant's Form N-4 Registration Statement. For avoidance of doubt, the prospectus and statement of additional information contained in Post-Effective Amendment No. 41 to the Registration Statement is hereby incorporated by reference to the extent required by applicable law.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR
FOR SERIES 1.00 TO 12.00                                      December 26, 2012

PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

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This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated December 26, 2012, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
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VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS              PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    High Yield Bond Fund                SunAmerica 2020 High Watermark Fund*
Dividend Value Fund                 International Opportunities Fund    Vanguard Lifestrategy Conservative Growth Fund
Dynamic Allocation Fund             Large Cap Value Fund                Vanguard Lifestrategy Growth Fund
Emerging Economies Fund             Mid Cap Growth Fund                 Vanguard Lifestrategy Moderate Growth Fund
Foreign Value Fund                  Mid Cap Value Fund                  Vanguard Long-Term Investment-Grade Fund
Global Real Estate Fund             Moderate Growth Lifestyle Fund      Vanguard Long-Term Treasury Fund
Global Social Awareness Fund        Money Market II Fund                Vanguard Wellington Fund
Global Strategy Fund                Small Cap Growth Fund               Vanguard Windsor II Fund
Government Securities Fund          Small Cap Value Fund
Growth Fund                         Socially Responsible Fund           * closed to new investments
Growth & Income Fund                Strategic Bond Fund
Health Sciences Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
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                                                                  PAGE
                                                                  ----

GLOSSARY OF TERMS................................................   3

FEE TABLES.......................................................   5

HIGHLIGHTS.......................................................   8

GENERAL INFORMATION..............................................   9
   About the Contracts...........................................   9
   About VALIC...................................................  10
   American Home Assurance Company...............................  10
   About VALIC Separate Account A................................  10
   Units of Interest.............................................  11
   Distribution of the Contracts.................................  11

FIXED AND VARIABLE ACCOUNT OPTIONS...............................  11
   Fixed Account Options.........................................  11
   Variable Account Options......................................  12

PURCHASE PERIOD..................................................  16
   Account Establishment.........................................  16
   When Your Account Will Be Credited............................  17
   Purchase Units................................................  17
   Calculation of Value for Fixed Account Options................  17
   Calculation of Value for Variable Account Options.............  18
   Premium Enhancement Credit....................................  18
   Stopping Purchase Payments....................................  18

OPTIONAL LIVING BENEFITS.........................................  19
   Living Benefit Defined Terms..................................  19
   IncomeLOCK(R) Plus Features...................................  20
   IncomeLOCK Plus Options.......................................  23

TRANSFERS BETWEEN INVESTMENT OPTIONS.............................  26
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers...............................  26
   Communicating Transfer or Reallocation Instructions...........  27
   Effective Date of Transfer....................................  28
   Transfers During the Payout Period............................  28

FEES AND CHARGES.................................................  28
   Account Maintenance Charge....................................  28
   Surrender Charge..............................................  28
       Amount of Surrender Charge................................  28
       10% Free Withdrawal.......................................  29
       Exceptions to Surrender Charge............................  29
   Premium Tax Charge............................................  29
   Separate Account Charges......................................  29
       Reduction or Waiver of Account Maintenance,
        Surrender, or Separate Account Charges...................  29
   Separate Account Expense Reimbursements or Credits............  30
   Market Value Adjustment ("MVA")...............................  30
   Optional Living Benefit Fees..................................  31
   Other Charges.................................................  31

PAYOUT PERIOD....................................................  31
   Fixed Payout..................................................  31
   Assumed Investment Rate.......................................  32
   Variable Payout...............................................  32
   Combination Fixed and Variable Payout.........................  32
   Partial Annuitization.........................................  32
   Payout Date...................................................  32
   Payout Options................................................  33
   Payout Information............................................  33

                                                                  PAGE
                                                                  ----

SURRENDER OF ACCOUNT VALUE.......................................  34
   When Surrenders Are Allowed...................................  34
   Surrender Process.............................................  34
   Amount That May Be Surrendered................................  34
   Surrender Restrictions........................................  34
   Partial Surrenders............................................  35
   Systematic Withdrawals........................................  35
   Distributions Required by Federal Tax Law.....................  35
   Living Benefits...............................................  35

EXCHANGE PRIVILEGE...............................................  37

DEATH BENEFITS...................................................  37
   The Process...................................................  37
   Beneficiary Information.......................................  37
       Spousal Beneficiaries.....................................  37
       Beneficiaries Other Than Spouses..........................  38
   Special Information for Individual Nonqualified Contracts.....  38
   During the Purchase Period....................................  38
   Interest Guaranteed Death Benefit.............................  38
   Standard Death Benefit........................................  39
   During the Payout Period......................................  39
   IncomeLOCK Plus...............................................  40

OTHER CONTRACT FEATURES..........................................  40
   Changes That May Not Be Made..................................  40
   Change of Beneficiary.........................................  40
   Contingent Owner..............................................  40
   Cancellation -- The 21 Day "Free Look"........................  41
   We Reserve Certain Rights.....................................  41
   Relationship to Employer's Plan...............................  41

VOTING RIGHTS....................................................  41
   Who May Give Voting Instructions..............................  41
   Determination of Fund Shares Attributable to Your Account.....  41
       During the Purchase Period................................  41
       During the Payout Period or after a Death Benefit
        Has Been Paid............................................  41
   How Fund Shares Are Voted.....................................  41

FEDERAL TAX MATTERS..............................................  42
   Types of Plans................................................  42
   Tax Consequences in General...................................  42

LEGAL PROCEEDINGS................................................  44

FINANCIAL STATEMENTS.............................................  44

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.........  45

APPENDIX A -- SELECTED PURCHASE UNIT DATA........................ A-1

APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF
  INCOMELOCK PLUS FEE............................................ B-1

APPENDIX C -- INCOMELOCK PLUS EXAMPLES........................... C-1

APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO DECEMBER 26,
  2012........................................................... D-1

GLOSSARY OF TERMS
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Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

      ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

      ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

      ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

      ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

      BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

      BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

      CODE -- the Internal Revenue Code of 1986, as amended.

      CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

      DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

      FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.


      GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits are not available with GPA or GPS.


      HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.


      LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. The Living Benefit offered in this prospectus, IncomeLOCK(R) Plus, is available for an additional fee. IncomeLOCK(R) is no longer offered. See "Appendix D" for information on IncomeLOCK and on IncomeLOCK Plus endorsements issued prior to December 26, 2012.


      MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

      PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

      PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

      PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

      PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

      PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

      PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

      PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

      PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

      PURCHASE UNIT -- a unit of interest owned by you in your Variable Account Option.

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      SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

      VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

      VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions available under the Contracts.

FEE TABLES
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 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 CONTRACT OWNER/PARTICIPANT TRANSACTION EXPENSES

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $75
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
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 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 SEPARATE ACCOUNT CHARGES

                                                                                                      $3.75
                                                                                                       Per
Variable Account Option Maintenance Charge (2)                                                       Quarter
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                                                                                                      Annual
                                                                                                     Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (3)             Account
(as a percentage of assets invested):                                                                Fee (%)
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   VALIC COMPANY I FUNDS (34 FUNDS) (4)                                                                1.00
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   VALIC COMPANY II FUNDS (15 FUNDS) (4)                                                               0.75
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   PUBLIC FUNDS
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       American Beacon Holland Large Cap Growth Fund (formerly, the Lou Holland Growth Fund)           1.00
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       Ariel Appreciation Fund                                                                         1.00
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       Ariel Fund                                                                                      1.00
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       Invesco Balanced-Risk Commodity Strategy Fund                                                   1.00
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       SunAmerica 2020 High Watermark Fund, Class I (closed to new investments)                        1.25
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       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                                 1.25
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       Vanguard Lifestrategy Growth Fund, Investor Shares                                              1.25
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       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                                     1.25
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       Vanguard Long-Term Investment-Grade Fund, Investor Shares                                       1.00
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       Vanguard Long-Term Treasury Fund, Investor Shares                                               1.00
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       Vanguard Wellington Fund, Investor Shares                                                       1.25
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       Vanguard Windsor II Fund, Investor Shares                                                       1.25
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 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(5)

 NUMBER OF COVERED PERSONS  INITIAL ANNUAL FEE RATE MAXIMUM ANNUAL FEE RATE(6)
 -------------------------  ----------------------- --------------------------
 For One Covered Person              1.10%                     2.20%
 For Two Covered Persons             1.35%                     2.70%

 UNDERLYING MUTUAL FUND EXPENSES

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
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(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.15%   1.77%
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--------
 FOOTNOTES TO THE FEE TABLES

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (2) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (3) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (4) See cover page for a list of the VALIC Company I and VALIC Company II Variable Account Options offered by this prospectus.

 (5) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "Optional Living Benefits -- IncomeLOCK Plus." See "Appendix D" if you purchased your Living Benefit prior to December 26, 2012.


 (6) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula and examples of how the fee is calculated, see Appendix B.


                                MINIMUM ANNUAL MAXIMUM ANNUALIZED FEE RATE
     NUMBER OF COVERED PERSONS     FEE RATE       DECREASE OR INCREASE*
     ---------------------------------------------------------------------
     One Covered Person             0.60%               +/-0.25%
     ---------------------------------------------------------------------
     Two Covered Persons            0.60%               +/-0.25%
     ---------------------------------------------------------------------

        * The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.

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EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.

The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 1.25%, investment in a Variable Account Option with the highest total expenses (1.77%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).

(1) If you surrender your Contract at the end of the applicable time period:

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $893  $2,142  $3,250   $5,531

(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $440  $1,702  $2,816   $5,531


The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.75%, investment in a Variable Account Option with the lowest total expenses (0.15%), and that the IncomeLock Plus feature is not elected.


(1) If you surrender your Contract at the end of the applicable time period:

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $562   $793   $1,008   $1,132

(2) If you annuitize your Contract or you do not surrender your Contract:

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $94    $293    $508    $1,132

Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

FOR PURCHASE UNIT DATA FOR EACH OF THE VARIABLE ACCOUNT OPTIONS OFFERED BY THIS PROSPECTUS, WHICH INCLUDES ANNUAL BEGINNING AND ENDING UNIT VALUES AND THE NUMBER OF UNITS OUTSTANDING AT THE END OF EACH PERIOD, SEE "APPENDIX A -- SELECTED PURCHASE UNIT DATA."

HIGHLIGHTS
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The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 21 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."

EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 1.25% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."

LIVING BENEFITS: You may elect, for an additional fee, IncomeLOCK Plus, an optional Living Benefit offered in your Contract. IncomeLOCK Plus is a guaranteed minimum withdrawal benefit, and may be elected only on your original Contract issue date. If you elect IncomeLOCK Plus, you may not terminate the Living Benefit until the 5th Benefit Year anniversary. The Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits." See "Appendix D" if your Living Benefit was issued prior to December 26, 2012.

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

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LOANS: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Please note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.
 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
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ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

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ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.


On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). On January 14, 2011, AIG completed a series of integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under the FRBNY Credit Facility, and the facility was terminated. As a result of the Recapitalization, AIG was controlled by the Department of Treasury. As of December 14, 2012, the Department of Treasury sold its remaining shares of AIG Common Stock.

These transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.


AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

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VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

The principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("Distributor"), an affiliate of the Company. The Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments.

Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment.

In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

FIXED AND VARIABLE ACCOUNT OPTIONS
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The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the

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claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). Please see your Contract for
                                  minimum investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. Please see your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect a Living Benefit, as described in the Investment Restrictions section of "Optional Living Benefits" below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Internal Revenue Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser.
PLEASE SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT OBJECTIVE, STRATEGIES AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

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Please refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management Corp. ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

DOMESTIC LARGE-CAP EQUITY ASSET CLASS

 American Beacon Holland  Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Large Cap Growth Fund   Advisers, Inc.                                     Sub-Adviser: Columbia
                          Sub-Adviser: Holland                                 Management Investment
                           Capital Management, LP                              Advisors, LLC
                                                                               ("Columbia Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: Invesco
                           Price Associates, Inc.                              Advisers, Inc.
                           ("T. Rowe Price")                                   ("Invesco") and
                                                                               SunAmerica

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: Boston
                           Hanley, Mewhinney &                                 Company and Janus
                           Strauss, LLC ("Barrow                               Capital Management, LLC
                           Hanley")

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: The Boston                             Sub-Adviser: SunAmerica
                           Company Asset
                           Management, LLC
                           ("Boston Company")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,
                           LLC ("BlackRock")         Stock Index Fund         Adviser: VALIC
                                                                              Sub-Adviser: SunAmerica

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company, LLP
                                                                               ("Wellington
                                                                               Management")

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VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------
 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Armstrong,
                          Sub-Adviser: SunAmerica                              Shaw Associates, Inc.;
                                                                               Barrow Hanley; Hotchkis
 Growth Fund              Adviser: VALIC                                       and Wiley Capital
                          Sub-Adviser: American                                Management, LLC; Lazard
                           Century Investment                                  Asset Management LLC;
                           Management, Inc.                                    Sanders Capital, LLC;
                           ("American Century")                                and The Vanguard Group,
                                                                               Inc. ("Vanguard")

DOMESTIC MID-CAP EQUITY ASSET CLASS

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Morgan
                                                                               Stanley Investment
 Mid Cap Growth Fund      Adviser: VALIC                                       Management, Inc. and
                          Sub-Adviser: Columbia                                RCM Capital Management,
                           Management                                          LLC ("RCM")

 Mid Cap Index Fund       Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Advisers: Robeco
                                                                               Investment Management,
                                                                               Inc., Tocqueville Asset
                                                                               Management, L.P. and
                                                                               Wellington Management

DOMESTIC SMALL-CAP EQUITY ASSET CLASS

 Ariel Fund               Adviser: Ariel             Small Cap Special        Adviser: VALIC
                          Investments, LLC             Values Fund            Sub-Advisers: Dreman
                                                                               Value Management, LLC
 Small Cap Aggressive     Adviser: VALIC                                       and Wells Capital
   Growth Fund            Sub-Adviser: RS                                      Management Incorporated
                           Investment Management                               ("Wells Capital")
                           Co. LLC

 Small Cap Fund           Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Advisers: Invesco,                              Sub-Advisers: Century
                           T. Rowe Price and                                   Capital Management, LLC
                           Bridgeway Capital                                   and Wells Capital
                           Management, LLC

 Small Cap Growth Fund    Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Adviser: JPMIM                                  Sub-Advisers: JP Morgan
                                                                               Investment Management
                                                                               Inc. ("JPMIM") and
 Small Cap Index Fund     Adviser: VALIC                                       Metropolitan West
                          Sub-Adviser: SunAmerica                              Capital Management, LLC

GLOBAL EQUITY ASSET CLASS (INTERNATIONAL AND DOMESTIC)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Advisers: Franklin
                           Investments, LLC                                    Advisers, Inc. and
                           ("PineBridge")                                      Templeton Investment
                                                                               Counsel, LLC

INTERNATIONAL EQUITY ASSET CLASS

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
                          Sub-Adviser: JPMIM           Fund                   Sub-Advisers: American
                                                                               Century, Invesco and
 Foreign Value Fund       Adviser: VALIC                                       Massachusetts Financial
                          Sub-Adviser: Templeton                               Services Company ("MFS")
                           Global Advisors Ltd.

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VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------
 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      Opportunities Fund     Sub-Adviser: MFS and UBS
                                                                               Global Asset Management
                                                                               (Americas) Inc.

SPECIALTY ASSET CLASS

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           and Goldman Sachs Asset     Fund
                           Management, L.P.

 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe
                          Price                                                Price, RCM and
                                                                               Wellington Management

HYBRID ASSET CLASS (EQUITY AND FIXED INCOME)

 Aggressive Growth        Adviser: VALIC             SunAmerica 2020 High     Adviser: VALIC
   Lifestyle Fund         Sub-Adviser: PineBridge      Watermark Fund*        Sub-Adviser: SunAmerica

 Asset Allocation Fund    Adviser: VALIC             Vanguard LifeStrategy    The LifeStrategy Funds
                          Sub-Adviser: PineBridge      Conservative Growth    do not employ an
                                                       Fund                   investment advisor, but
                                                                              benefit from the
                                                                              investment advisory
                                                                              services provided to the
 Conservative Growth      Adviser: VALIC             Vanguard LifeStrategy    underlying funds in
   Lifestyle Fund         Sub-Adviser: PineBridge      Growth Fund            which they invest. The
                                                                              investment advisors to
 Dynamic Allocation Fund  Adviser: VALIC             Vanguard LifeStrategy    the underlying funds are
                          Sub-Advisers:                Moderate Growth Fund   Vanguard and Mellon
                           AllianceBernstein L.P.                             Capital Management
                           and SunAmerica                                     Corporation.

 Moderate Growth          Adviser: VALIC             Vanguard Wellington Fund Adviser: Wellington
   Lifestyle Fund         Sub-Adviser: PineBridge                              Management

FIXED INCOME ASSET CLASS

 Capital Conservation     Adviser: VALIC             Money Market I Fund      Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Money Market II Fund     Adviser: VALIC
                          Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Government Securities    Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   Fund                   Sub-Advisers: JPMIM and                             Sub-Adviser: PineBridge
                           SunAmerica

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Adviser: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge

--------
* closed to new investments

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The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. PLEASE SEE THE VALIC COMPANY I PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.


Effective October 1, 2011, the Global Equity Fund changed its name to the Emerging Economies Fund, and the International Growth I Fund changed its name to the International Growth Fund. On March 23, 2012, the Lou Holland Growth Fund was merged into the American Beacon Holland Large Cap Growth Fund. On
May 1, 2012, the International Small Cap Equity Fund changed its name to the International Opportunities Fund. A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

PURCHASE PERIOD
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The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide

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certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit Values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (EQUALS)
             All Purchase Payments made to the Fixed Account Options
         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

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* This value may be subject to a market value adjustment under the Multi-Year Option.

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CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Money Market I or II Fund, will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS


You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

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If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

OPTIONAL LIVING BENEFITS
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You may elect, for an additional fee, the IncomeLOCK Plus Living Benefit, which is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you purchased a Living Benefit prior to December 26, 2012, see "Appendix D" for a description of your Living Benefit.

An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.


LIVING BENEFIT DEFINED TERMS


ANNIVERSARY VALUE -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.


BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period.

INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

INCOME CREDIT PERCENTAGE -- a percentage (either 6% or 8%, as selected by you) used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

PROTECTED INCOME PAYMENT -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

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INCOMELOCK PLUS FEATURES


IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit.


Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year. For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

For IncomeLOCK +6 or IncomeLOCK +8, after the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary


If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.


You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) the income option you selected (for IncomeLOCK +6 only), (3) whether there are one or two Covered Persons, and (4) the age of the Covered Person(s) at the time of the first withdrawal. For IncomeLOCK +6, the percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. For IncomeLOCK +8, the percentage of the Benefit Base that is guaranteed by the Living Benefit ranges from 3.25% to 4.75%. Please see the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this prospectus for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).


Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.


The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.


If you purchased your Living Benefit prior to December 26, 2012, see Appendix D for more information regarding your investment restrictions.

      INVESTMENT
         GROUP           INVESTMENT RESTRICTIONS   VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
--------------------------------------------------------------------------------------------------
Group A: Bond, Cash and       30%-Minimum            Fixed Account Plus
Fixed Accounts                                       Short-Term Fixed Account
                              100%-Maximum           Capital Conservation Fund
                                                     Core Bond Fund
                                                     Government Securities Fund
                                                     Inflation Protected Fund
                                                     International Government Bond Fund
                                                     Money Market I Fund
                                                     Money Market II Fund
                                                     Strategic Bond Fund
                                                     Vanguard Long-Term Investment Grade Fund
                                                     Vanguard Long-Term Treasury Fund
--------------------------------------------------------------------------------------------------

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      INVESTMENT
         GROUP           INVESTMENT RESTRICTIONS   VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-                        -
Group B: Equity Maximum       0%-Minimum           Aggressive Growth Lifestyle Fund
                                                   American Beacon Holland Large Cap Growth Fund
                              70%-Maximum          Asset Allocation Fund
                                                   Blue Chip Growth Fund
                                                   Broad Cap Value Income Fund
                                                   Capital Appreciation Fund
                                                   Conservative Growth Lifestyle Fund
                                                   Core Equity Fund
                                                   Dividend Value Fund
                                                   Dynamic Allocation Fund
                                                   Foreign Value Fund
                                                   Global Social Awareness Fund
                                                   Global Strategy Fund
                                                   Growth Fund
                                                   Growth & Income Fund
                                                   High Yield Bond Fund
                                                   International Equities Fund
                                                   International Growth Fund
                                                   Large Cap Core Fund
                                                   Large Capital Growth Fund
                                                   Large Cap Value Fund
                                                   Mid Cap Index Fund
                                                   Mid Cap Value Fund
                                                   Moderate Growth Lifestyle Fund
                                                   Socially Responsible Fund
                                                   Stock Index Fund
                                                   Value Fund
                                                   Vanguard LifeStrategy Conservative Growth Fund
                                                   Vanguard LifeStrategy Growth Fund
                                                   Vanguard LifeStrategy Moderate Growth Fund
                                                   Vanguard Wellington Fund
                                                   Vanguard Windsor II Fund
--------------------------------------------------------------------------------------------------

Group C: Limited Equity       0%-Minimum           Ariel Appreciation Fund
                                                   Ariel Fund
                              10%-Maximum          Emerging Economies Fund
                                                   Global Real Estate Fund
                                                   Health Sciences Fund
                                                   International Opportunities Fund
                                                   Invesco Balanced-Risk Commodity Strategy Fund
                                                   Mid Cap Growth Fund
                                                   Mid Cap Strategic Growth Fund
                                                   Nasdaq-100(R) Index Fund
                                                   Science and Technology Fund
                                                   Small Cap Aggressive Growth Fund
                                                   Small Cap Fund
                                                   Small Cap Growth Fund
                                                   Small Cap Index Fund
                                                   Small Cap Special Values Fund
                                                   Small Cap Value Fund
                                                   Small-Mid Growth Fund

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Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
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Multi-Year Fixed Option - 5 years
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Multi-Year Fixed Option - 7 years
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Multi-Year Fixed Option - 10 years
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SunAmerica 2020 High Watermark Fund (Not available for
new investments effective 8/31/12.)
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Automatic Allocation to Fixed Account Plus


The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.


Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.


Additional Important Information Applicable to IncomeLOCK Plus

IF YOU ELECT INCOMELOCK PLUS, YOU WILL NOT BE ABLE TO TAKE A LOAN WHILE THIS LIVING BENEFIT IS IN EFFECT. YOU WILL NEED TO WAIT UNTIL AFTER THE 5TH BENEFIT YEAR ANNIVERSARY (THE EARLIEST INCOMELOCK PLUS TERMINATION DATE), TERMINATE INCOMELOCK PLUS AND THEN TAKE A LOAN. WHEN YOU TERMINATE INCOMELOCK PLUS, YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE.


Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.


IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Please note that these features and/or their components may not be available in your state. IncomeLOCK is no longer offered with the Contract. See "Appendix D" for information on IncomeLOCK and on IncomeLOCK Plus

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endorsements issued prior to December 26, 2012. On and after December 26, 2012, IncomeLOCK Plus is not available for new enrollments under plans which are subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Please check with your financial advisor for availability and any additional restrictions.


LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH CONTRIBUTORY QUALIFIED PLANS (401(K), 403(B), 457) OR IRAS (TRADITIONAL OR ROTH IRAS AND SEPS) IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.


INCOMELOCK PLUS OPTIONS


You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you elected IncomeLOCK Plus prior to December 26, 2012, see "Appendix D" for additional information.

IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. These options are more fully described below. See "Appendix C -- IncomeLOCK Plus Examples" for examples demonstrating the operation of IncomeLOCK +6 and IncomeLOCK +8 options.


Both Income Credit Options lock in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. If you elect IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. If you elect IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.


Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

IF YOU ELECT ONE COVERED PERSON:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

IF YOU ELECT TWO COVERED PERSONS:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

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(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

IF YOU ELECT ONE COVERED PERSON:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

IF YOU ELECT TWO COVERED PERSONS:

  .   The Contract Owner and the 100% spousal primary beneficiary

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  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

IF YOU ELECT ONE COVERED PERSON:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

IF YOU ELECT TWO COVERED PERSONS:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).

Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.


The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.


                                 INCOMELOCK +6


-----------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
     AGE OF COVERED PERSON AT FIRST         INCOME     INCOME       INCOME       CUSTOM
              WITHDRAWAL                   OPTION 1   OPTION 2     OPTION 3    ALLOCATION
-----------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.5% / 3%* 5.5% / 3%* 3.75% for Life 4.5% /3%*
-----------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4%  6.5% / 3%   5% for Life   4.5% / 4%
-----------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)   5% / 3%*   5% / 3%*  3.25% for Life  4% / 3%*
-----------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)     5% / 4%    6% / 3%   4.5% for Life   4% / 4%
-----------------------------------------------------------------------------------------


 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday (on or after the younger Covered Person's 65/th/ birthday, if two Covered Persons are elected).


                                 INCOMELOCK +8

      --------------------------------------------------------------------
                                                      MAXIMUM ANNUAL
              NUMBER OF COVERED PERSONS           WITHDRAWAL PERCENTAGE
                         AND                               AND
      AGE OF COVERED PERSON AT FIRST WITHDRAWAL  PROTECTED INCOME PAYMENT
      --------------------------------------------------------------------
      One Covered Person (Age 64 and Younger)         3.75% for Life
      --------------------------------------------------------------------
      One Covered Person (Age 65 and Older)           4.75% for Life
      --------------------------------------------------------------------
      Two Covered Persons (Age 64 and Younger)        3.25% for Life
      --------------------------------------------------------------------
      Two Covered Persons (Age 65 and Older)          4.25% for Life
      --------------------------------------------------------------------

--------------------------------------------------------------------------------


Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. See "Appendix D" if you purchased IncomeLOCK Plus prior to December 26, 2012.


First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.


The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

If you elect IncomeLOCK +6, the Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

--------------------------------------------------------------------------------


Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. Please see "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

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  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for

--------------------------------------------------------------------------------

any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
--------------------------------------------------------------------------------

By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK Plus


  .   Other Charges


These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

AMOUNT OF SURRENDER CHARGE

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

--------------------------------------------------------------------------------


10% FREE WITHDRAWAL

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES

The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.75% to 1.25% depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.

The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE, SURRENDER, OR SEPARATE ACCOUNT
CHARGES

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

--------------------------------------------------------------------------------


  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently

--------------------------------------------------------------------------------

from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

INCOMELOCK PLUS

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.

                                                               MAXIMUM
                                                              ANNUALIZED
                                  INITIAL  MAXIMUM  MINIMUM    FEE RATE
                                   ANNUAL   ANNUAL   ANNUAL    DECREASE
       NUMBER OF COVERED PERSONS  FEE RATE FEE RATE FEE RATE OR INCREASE*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables". For the formula and examples of how the fee is calculated, see Appendix B.


We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
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The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

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  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
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   (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

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  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the Statement of Additional Information.

SURRENDER OF ACCOUNT VALUE
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WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.

SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

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(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

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Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

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Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year. If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

INCOMELOCK PLUS

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT (MAWA): The MAWA is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the MAWA for that year, the MAWA will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the MAWA will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated MAWA is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous MAWA.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining MAWA for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see "If your Account Value is Reduced to Zero" below.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining MAWA. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS WILL TERMINATE.

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If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

LATEST ANNUITY DATE

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the MAWA is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service.

EXCHANGE PRIVILEGE
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From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
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The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

SPOUSAL BENEFICIARIES

A spousal Beneficiary may receive death benefits as shown above; or

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In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

BENEFICIARIES OTHER THAN SPOUSES

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payment.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in New York. This Contract provision was not available in Florida for Contracts issued prior to March 5, 2012. In Florida, for Contract issued on or after March 5, 2012 (1) that are individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan), the interest guaranteed death benefit is payable if death occurs prior to age 70, and (2) that are issued in connection with an employer-sponsored retirement plan, the interest guaranteed death benefit is not available. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.

The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

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Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC
            OR
            100% of Purchase Payments invested in Variable
            Account Options
        -   (MINUS)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Option
        +   (PLUS)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York, or any other state where the interest guaranteed death benefit is not available.

In Florida, the standard death benefit is payable if death occurs at any age if the Contract is issued in connection with an employer-sponsored retirement plan. If death occurs on or after age 70 in an individual nonqualified Contract, IRA or Roth IRA (outside of an employer-sponsored retirement plan), the standard death benefit feature is payable.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (MINUS)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (PLUS)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. Please see the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may

--------------------------------------------------------------------------------

      choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

OTHER CONTRACT FEATURES
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CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

--------------------------------------------------------------------------------


CANCELLATION -- THE 21 DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 21 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
--------------------------------------------------------------------------------


As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

DURING THE PURCHASE PERIOD

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING THE PAYOUT PERIOD OR AFTER A DEATH BENEFIT HAS BEEN PAID

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds

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for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
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The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation. The information below is not intended as tax advice to any individual.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts, and effective for tax years beginning after 2010, eligible 457(b) Roth accounts, pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to

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Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The PPA created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments made directly to insurer up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 401(f), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds. As referenced previously, in 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where Purchase Payments under a variable annuity Contract are invested in publicly available Mutual Funds, the Contract Owner should be treated as the owner of the Mutual Fund shares, and deferred tax treatment under the Contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written

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plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.

LEGAL PROCEEDINGS
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There are no pending legal proceedings against the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation related to their respective business operations. Additionally and pending at this time is a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 brought by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards") brought against VALIC in 2009 (Civil Action No. 09-C-2104). The WV Boards seek a declaration that would prevent VALIC from enforcing withdrawal restrictions in their respective fixed annuity contracts. In 2012, the WV Boards amended their lawsuit for money damages. As of December 26, 2012, the Company believes it is not likely that contingent liabilities arising from these lawsuits will have a material adverse effect on the financial condition of the Company.


FINANCIAL STATEMENTS
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Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
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                                                               PAGE
                                                               ----
            General Information...............................   3
            Federal Tax Matters...............................   3
               Tax Consequences of Purchase Payments..........   3
               Tax Consequences of Distributions..............   6
               Special Tax Consequences -- Early Distribution.   7
               Special Tax Consequences --
                 Required Distributions.......................   8
               Tax Free Rollovers, Transfers and Exchanges....  10
               Effect of Tax-Deferred Accumulations...........  11
            Exchange Privilege................................  12
               Exchanges From Independence Plus Contracts.....  12
               Exchanges From V-Plan Contracts................  13
               Exchanges From SA-1 and SA-2 Contracts.........  14
               Exchanges From Impact Contracts................  16
               Exchanges From Compounder Contracts............  16
               Information That May Be Applicable To
                 Any Exchange.................................  17

                                                                 PAGE
                                                                 ----
          Calculation of Surrender Charge.......................  18
             Illustration of Surrender Charge on
               Total Surrender..................................  18
             Illustration of Surrender Charge on a 10% Partial
               Surrender Followed by a Full Surrender...........  18
          Purchase Unit Value...................................  19
             Illustration of Calculation of Purchase Unit Value.  19
             Illustration of Purchase of Purchase Units.........  20
          Calculation of MVA Option.............................  20
          Payout Payments.......................................  21
             Assumed Investment Rate............................  21
             Amount of Payout Payments..........................  21
             Payout Unit Value..................................  22
             Illustration of Calculation of Payout Unit Value...  22
             Illustration of Payout Payments....................  22
          Distribution of Variable Annuity Contracts............  22
          Experts...............................................  23
          Comments on Financial Statements......................  23

                   APPENDIX A -- SELECTED PURCHASE UNIT DATA
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Purchase units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.*

                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
  VALIC COMPANY I
    Asset Allocation Fund (Division 5)       2011 5.586   5.582    10,743,259
                                             2010 4.925   5.586    21,847,662
                                             2009 4.024   4.925    11,080,728
                                             2008 5.218   4.024    25,594,227
                                             2007 4.958   5.218    29,632,439
                                             2006 4.481   4.958    31,608,964
                                             2005 4.364   4.481    35,686,374
                                             2004 4.063   4.364    42,594,301
                                             2003 3.429   4.063    42,040,433
                                             2002 3.821   3.429    43,285,442
    Blue Chip Growth Fund (Division 72)      2011 0.960   0.965   292,547,139
                                             2010 0.835   0.960   303,937,553
                                             2009 0.589   0.835   367,144,690
                                             2008 1.042   0.589   323,752,720
                                             2007 0.931   1.042   104,627,072
                                             2006 0.859   0.931    74,704,474
                                             2005 0.819   0.859    53,581,598
                                             2004 0.760   0.819    48,582,232
                                             2003 0.593   0.760    40,347,736
                                             2002 0.791   0.593    22,902,086
    Broad Cap Value Income Fund
     (Division 75)                           2011 1.059   1.066    19,392,587
                                             2010 0.935   1.059    16,472,333
                                             2009 0.753   0.935    15,694,879
                                             2008 1.161   0.753    16,324,261
                                             2007 1.151   1.161    18,440,424
                                             2006 1.010   1.151    18,608,980
    Capital Conservation Fund (Division 7)   2011 3.274   3.463    29,728,225
                                             2010 3.067   3.274    33,209,360
                                             2009 2.790   3.067    26,677,114
                                             2008 2.906   2.790    32,378,330
                                             2007 2.831   2.906    48,373,403
                                             2006 2.736   2.831    60,382,625
                                             2005 2.715   2.736    33,131,168
                                             2004 2.638   2.715    25,767,071
                                             2003 2.559   2.638    26,764,417
                                             2002 2.373   2.559    28,140,575
    Core Equity Fund (Division 15)           2011 2.052   2.022    86,784,230
                                             2010 1.837   2.052    94,436,980
                                             2009 1.505   1.837   104,827,771
                                             2008 2.415   1.505   117,336,313
                                             2007 2.369   2.415   137,228,625
                                             2006 2.141   2.369   164,294,892
                                             2005 2.080   2.141   204,573,223
                                             2004 1.945   2.080   251,431,904
                                             2003 1.549   1.945   296,958,636
                                             2002 2.010   1.549   316,043,125
    Dividend Value Fund (Division 21)        2011 1.596   1.709   101,063,866
                                             2010 1.413   1.596    68,862,420
                                             2009 1.200   1.413    61,709,268
                                             2008 1.871   1.200    69,182,773
                                             2007 1.898   1.871    80,805,721
                                             2006 1.637   1.898    95,564,030
                                             2005 1.581   1.637   113,451,896
                                             2004 1.416   1.581   125,932,333
                                             2003 1.107   1.416   136,765,754
                                             2002 1.390   1.107   140,185,069

                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Emerging Economies Fund (Division 87)     2011 0.991   0.853   183,542,976
                                              2010 0.900   0.991   190,097,376
                                              2009 0.701   0.900   206,475,201
                                              2008 1.314   0.701   224,735,991
                                              2007 1.217   1.314   256,512,330
                                              2006 1.064   1.217   273,299,882
    Foreign Value Fund (Division 89)          2011 1.147   0.987   642,061,277
                                              2010 1.076   1.147   638,574,514
                                              2009 0.738   1.076   577,553,905
                                              2008 1.344   0.738   620,212,606
                                              2007 1.221   1.344   672,951,247
                                              2006 1.065   1.221   547,287,495
    Global Real Estate Fund (Division 101)    2011 0.982   0.894   232,943,420
                                              2010 0.839   0.982   213,011,694
                                              2009 0.643   0.839            --
                                              2008    --   0.643   243,173,392
    Global Social Awareness Fund
     (Division 12)                            2011 3.804   3.533    44,012,539
                                              2010 3.423   3.804    52,474,118
                                              2009 2.628   3.423    50,267,504
                                              2008 4.423   2.628    70,913,038
                                              2007 4.279   4.423    79,161,938
                                              2006 3.741   4.279    80,893,362
                                              2005 3.631   3.741    88,315,012
                                              2004 3.317   3.631   101,512,026
                                              2003 2.608   3.317   110,369,646
                                              2002 3.441   2.608   112,841,262
    Global Strategy Fund (Division 88)        2011 1.410   1.365   257,082,832
                                              2010 1.275   1.410   273,106,060
                                              2009 1.038   1.275   252,273,797
                                              2008 1.324   1.038   284,368,915
                                              2007 1.215   1.324   312,569,282
                                              2006 1.084   1.215   296,902,494
    Government Securities Fund (Division 8)   2011 3.216   3.496    22,839,524
                                              2010 3.125   3.216    28,341,239
                                              2009 3.280   3.125    26,317,113
                                              2008 3.019   3.280    40,652,547
                                              2007 2.832   3.019    29,052,492
                                              2006 2.776   2.832    30,761,335
                                              2005 2.733   2.776    36,469,959
                                              2004 2.668   2.733    41,192,679
                                              2003 2.664   2.668    48,017,234
                                              2002 2.402   2.664    57,831,831
    Growth Fund (Division 78)                 2011 1.016   1.044   529,636,867
                                              2010 0.906   1.061   551,249,645
                                              2009 0.670   0.906   600,691,043
                                              2008 1.122   0.670   656,297,029
                                              2007 0.936   1.122   740,276,858
                                              2006 0.913   0.936   915,398,362
                                              2005    --      --            --
    Growth & Income Fund (Division 16)        2011 2.220   2.102    29,538,389
                                              2010 1.997   2.220    31,055,345
                                              2009 1.656   1.997    33,580,307
                                              2008 2.645   1.656    37,648,494
                                              2007 2.496   2.645    42,987,180
                                              2006 2.185   2.496    48,317,136
                                              2005 2.175   2.185    58,985,361
                                              2004 1.985   2.175    70,680,178
                                              2003 1.634   1.985    88,456,378
                                              2002 2.103   1.634    89,012,446

--------

* The 2005 data for the Inflation Protected Fund and the SunAmerica High Watermark Funds begins on February 22. The 2006 data for the Broad Cap Value Income Fund, Emerging Economies Fund, Foreign Value Fund, Global Strategy Fund, Growth Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small-Mid Growth Fund begins on May 30, 2006, the date these funds were added to Portfolio Director. The 2008 data for the Global Real Estate Fund begins on May 1, 2008, the date this fund was added to Portfolio Director. The 2011 data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this fund was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The 2002 through 2011 data for the American Beacon Holland Large Cap Growth Fund reflects the data for the Lou Holland Growth Fund. The Dynamic Allocation Fund was established
  December 19, 2012 and added to Portfolio Director December 26, 2012. Consequently, there are no Unit Values for the 1/1 or 12/31 periods for this fund. On October 26, 2012, the SunAmerica 2015 High Watermark Fund was liquidated.

--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Health Sciences Fund (Division 73)        2011 1.469   1.606   103,364,423
                                              2010 1.281   1.469    98,078,111
                                              2009 0.984   1.281   105,320,949
                                              2008 1.412   0.984   114,902,634
                                              2007 1.213   1.412   117,736,242
                                              2006 1.130   1.213   126,438,293
                                              2005 1.009   1.130   135,790,336
                                              2004 0.884   1.009   140,193,273
                                              2003 0.651   0.884   111,112,131
                                              2002 0.909   0.651    71,763,339
    Inflation Protected Fund (Division 77)    2011 1.186   1.293   220,201,675
                                              2010 1.098   1.186   177,023,759
                                              2009 1.012   1.098   143,606,653
                                              2008 1.079   1.012   121,583,367
                                              2007 1.011   1.079    10,865,742
                                              2006 1.017   1.011    10,046,941
                                              2005 1.000   1.017    11,056,826
                                              2004    --   1.000            --
    International Equities Fund
     (Division 11)                            2011 1.662   1.430   454,616,647
                                              2010 1.548   1.662   446,458,741
                                              2009 1.206   1.548   408,178,586
                                              2008 2.153   1.206   443,006,498
                                              2007 1.999   2.153   414,999,326
                                              2006 1.641   1.999   396,739,220
                                              2005 1.417   1.641   336,425,664
                                              2004 1.214   1.417   236,838,112
                                              2003 0.946   1.214    94,147,400
                                              2002 1.177   0.946    75,173,264
    International Government Bond Fund
     (Division 13)                            2011 2.905   3.005    52,050,637
                                              2010 2.714   2.905    42,388,762
                                              2009 2.457   2.714    40,686,385
                                              2008 2.495   2.457    50,811,427
                                              2007 2.355   2.495    46,683,335
                                              2006 2.204   2.355    48,786,599
                                              2005 2.239   2.204    55,823,550
                                              2004 2.044   2.239    60,838,720
                                              2003 1.729   2.044    66,821,042
                                              2002 1.488   1.729    67,330,936
    International Growth Fund
     (Division 20)                            2011 2.269   2.026   150,087,437
                                              2010 2.036   2.269   165,141,915
                                              2009 1.519   2.036   173,448,999
                                              2008 2.645   1.519   188,123,588
                                              2007 2.330   2.645   197,901,214
                                              2006 1.862   2.330   202,762,589
                                              2005 1.654   1.862   194,195,625
                                              2004 1.445   1.654   221,113,668
                                              2003 1.164   1.445   246,891,622
                                              2002 1.438   1.164   256,424,177
    Large Cap Core Fund (Division 76)         2011 1.242   1.217    65,336,534
                                              2010 1.074   1.242    60,235,969
                                              2009 0.785   1.074    72,316,023
                                              2008 1.174   0.785    88,166,893
                                              2007 1.097   1.174    47,416,402
                                              2006 0.997   1.097    81,372,372
                                              2005    --      --            --
    Large Capital Growth Fund (Division 79)   2011 1.146   1.065   247,157,945
                                              2010 1.002   1.146   266,574,438
                                              2009 0.772   1.002   289,165,827
                                              2008 1.268   0.772   317,488,578
                                              2007 1.113   1.268   358,163,427
                                              2006 1.022   1.113   418,512,943
                                              2005    --      --            --

                                                                NUMBER OF
                                                UNIT    UNIT      UNITS
                                               VALUE   VALUE   OUTSTANDING
     FUND NAME                            YEAR AT 1/1 AT 12/31  AT 12/31
     ---------                            ---- ------ -------- -----------
       Mid Cap Index Fund (Division 4)    2011 11.559  11.215  139,014,512
                                          2010  9.248  11.559  167,554,750
                                          2009  6.755   9.248  150,937,855
                                          2008 10.811   6.755  187,891,321
                                          2007 10.145  10.811  217,428,913
                                          2006  9.317  10.145  207,349,862
                                          2005  8.388   9.317  198,552,536
                                          2004  7.301   8.388  187,095,480
                                          2003  5.457   7.301  174,675,260
                                          2002  6.477   5.457  157,442,272
       Mid Cap Strategic Growth Fund
        (Division 83)                     2011  1.426   1.316  145,399,643
                                          2010  1.141   1.426  162,820,951
                                          2009  0.784   1.141  174,642,716
                                          2008  1.525   0.784  185,473,745
                                          2007  1.187   1.525  209,736,140
                                          2006  1.147   1.187  211,121,130
                                          2005     --      --           --
       Money Market I Fund (Division 6)   2011  2.109   2.088  141,509,055
                                          2010  2.129   2.109  139,892,360
                                          2009  2.144   2.129  148,465,945
                                          2008  2.119   2.144  179,084,738
                                          2007  2.044   2.119  164,860,982
                                          2006  1.973   2.044  147,203,713
                                          2005  1.940   1.973  128,654,836
                                          2004  1.944   1.940  129,467,234
                                          2003  1.952   1.944  161,634,525
                                          2002  1.947   1.952  205,010,837
       Nasdaq-100(R) Index Fund
        (Division 46)                     2011  0.610   0.622  147,793,034
                                          2010  0.515   0.610  152,993,906
                                          2009  0.334   0.515  159,058,882
                                          2008  0.587   0.334  131,648,872
                                          2007  0.500   0.587  138,820,333
                                          2006  0.473   0.500  134,541,571
                                          2005  0.472   0.473  153,359,003
                                          2004  0.433   0.472  176,444,590
                                          2003  0.293   0.433  176,475,089
                                          2002  0.479   0.293   76,610,720
       Science & Technology Fund
        (Division 17)                     2011  2.848   2.651  198,738,067
                                          2010  2.356   2.848  221,693,654
                                          2009  1.438   2.356  245,097,631
                                          2008  2.689   1.438  257,209,740
                                          2007  2.308   2.689  292,041,687
                                          2006  2.202   2.308  349,489,774
                                          2005  2.153   2.202  433,689,791
                                          2004  2.157   2.153  535,595,406
                                          2003  1.439   2.157  622,810,395
                                          2002  2.430   1.439  597,759,509
       Small Cap Aggressive Growth Fund
        (Division 86)                     2011  1.300   1.156   46,417,390
                                          2010  1.028   1.300   52,542,913
                                          2009  0.678   1.028   51,663,514
                                          2008  1.152   0.678   43,117,503
                                          2007  1.017   1.152   48,974,593
                                          2006  1.003   1.017   38,558,384
                                          2005     --      --           --
       Small Cap Fund (Division 18)       2011  2.839   2.790   87,744,409
                                          2010  2.214   2.839   95,934,679
                                          2009  1.742   2.214  105,352,371
                                          2008  2.676   1.742  117,886,782
                                          2007  2.881   2.676  138,219,053
                                          2006  2.685   2.881  170,990,484
                                          2005  2.526   2.685  205,943,433
                                          2004  2.144   2.526  238,208,574
                                          2003  1.588   2.144  268,362,373
                                          2002  2.093   1.588  276,885,630

--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Small Cap Index Fund (Division 14)        2011 3.910   3.704   150,299,747
                                              2010 3.121   3.910   178,158,043
                                              2009 2.458   3.121   166,837,395
                                              2008 3.789   2.458   206,050,238
                                              2007 3.901   3.789   248,987,688
                                              2006 3.338   3.901   238,851,921
                                              2005 3.233   3.337   219,709,484
                                              2004 2.770   3.233   173,418,721
                                              2003 1.910   2.770   134,607,266
                                              2002 2.437   1.910   100,628,024
    Small Cap Special Values Fund
     (Division 84)                            2011 1.033   0.972   135,244,030
                                              2010 0.858   1.033   149,043,435
                                              2009 0.659   0.858   162,861,427
                                              2008 1.032   0.659   178,261,651
                                              2007 1.159   1.032   211,527,802
                                              2006 1.044   1.159   260,743,531
                                              2005    --      --            --
    Small-Mid Growth Fund (Division 85)       2011 1.055   0.999    73,777,559
                                              2010 0.844   1.055    80,819,723
                                              2009 0.605   0.844    85,290,921
                                              2008 1.014   0.605    88,644,708
                                              2007 1.054   1.014    98,751,123
                                              2006 1.015   1.054   124,969,528
                                              2005    --      --            --
    Stock Index Fund (Division 10)            2011 5.144   5.186   398,646,448
                                              2010 4.530   5.144   480,739,224
                                              2009 3.627   4.530   435,420,314
                                              2008 5.834   3.627   520,561,748
                                              2007 5.606   5.834   641,546,116
                                              2006 4.906   5.606   692,630,109
                                              2005 4.739   4.906   722,006,187
                                              2004 4.332   4.739   733,344,085
                                              2003 3.413   4.332   756,956,966
                                              2002 4.444   3.413   738,928,811
    Value Fund (Division 74)                  2011 1.256   1.215    68,559,347
                                              2010 1.104   1.256    71,524,774
                                              2009 0.836   1.104    89,461,814
                                              2008 1.459   0.836    99,631,010
                                              2007 1.387   1.459    55,860,982
                                              2006 1.204   1.387    47,029,448
                                              2005 1.143   1.204   106,759,435
                                              2004 0.993   1.143     5,566,386
                                              2003 0.796   0.993     3,243,907
                                              2002 1.000   0.796     1,907,257
  VALIC COMPANY II
    Aggressive Growth Lifestyle Fund
     (Division 48)                            2011 1.951   1.933    92,224,594
                                              2010 1.695   1.951    66,017,184
                                              2009 1.322   1.695    51,661,244
                                              2008 1.987   1.322    43,700,400
                                              2007 1.824   1.987    38,013,516
                                              2006 1.612   1.824    29,919,644
                                              2005 1.451   1.612    21,755,930
                                              2004 1.289   1.451    19,008,640
                                              2003 1.004   1.289    16,342,363
                                              2002 1.240   1.004    11,558,922
    Capital Appreciation Fund (Division 39)   2011 0.984   0.958    22,658,750
                                              2010 0.867   0.984    23,528,273
                                              2009 0.660   0.867    25,414,079
                                              2008 1.192   0.660    27,906,873
                                              2007 1.001   1.192    22,564,438
                                              2006 0.955   1.001     6,847,976
                                              2005 0.930   0.955     7,173,328
                                              2004 0.858   0.930     7,749,417
                                              2003 0.686   0.858     7,347,981
                                              2002 0.998   0.686     5,866,302

                                                                 NUMBER OF
                                                 UNIT    UNIT      UNITS
                                                VALUE   VALUE   OUTSTANDING
    FUND NAME                              YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                              ---- ------ -------- -----------
      Conservative Growth Lifestyle Fund
       (Division 50)                       2011 2.068   2.123    50,013,534
                                           2010 1.837   2.068    37,681,320
                                           2009 1.531   1.837    25,909,997
                                           2008 1.888   1.531    24,222,869
                                           2007 1.776   1.888    22,356,559
                                           2006 1.632   1.776    17,055,833
                                           2005 1.548   1.632    15,152,237
                                           2004 1.429   1.548    13,226,075
                                           2003 1.229   1.429    11,189,541
                                           2002 1.304   1.229     7,989,699
      Core Bond Fund (Division 58)         2011 1.723   1.816   172,596,496
                                           2010 1.584   1.723   114,248,819
                                           2009 1.376   1.584    70,040,116
                                           2008 1.456   1.376    64,810,715
                                           2007 1.412   1.456   117,713,661
                                           2006 1.356   1.412    51,359,802
                                           2005 1.337   1.356    27,520,001
                                           2004 1.285   1.337    22,213,550
                                           2003 1.245   1.285    13,199,419
                                           2002 1.152   1.245     9,930,525
      High Yield Bond Fund (Division 60)   2011 1.997   2.070    86,556,392
                                           2010 1.773   1.997    85,272,412
                                           2009 1.245   1.773    86,815,233
                                           2008 1.825   1.245    86,682,126
                                           2007 1.812   1.825    89,538,441
                                           2006 1.626   1.812    57,954,424
                                           2005 1.527   1.626    44,238,174
                                           2004 1.328   1.527    39,464,716
                                           2003 1.029   1.328    31,141,647
                                           2002 1.056   1.029    11,554,260
      International Opportunities Fund
       (Division 33)                       2011 1.878   1.498   302,524,054
                                           2010 1.577   1.878   292,442,561
                                           2009 1.265   1.577   316,175,936
                                           2008 2.175   1.265   329,905,870
                                           2007 2.071   2.175   284,895,727
                                           2006 1.735   2.071   233,726,830
                                           2005 1.350   1.735   121,703,328
                                           2004 1.140   1.350    15,045,345
                                           2003 0.897   1.140    15,336,882
                                           2002 1.094   0.897     9,751,067
      Large Cap Value Fund (Division 40)   2011 1.704   1.617    78,162,609
                                           2010 1.481   1.704    78,649,042
                                           2009 1.354   1.481    85,633,772
                                           2008 2.156   1.354    92,838,525
                                           2007 2.108   2.156   136,506,465
                                           2006 1.791   2.108   114,682,334
                                           2005 1.657   1.791    25,083,084
                                           2004 1.471   1.657    22,466,486
                                           2003 1.162   1.471    19,554,529
                                           2002 1.331   1.162    11,615,338
      Mid Cap Growth Fund (Division 37)    2011 1.360   1.281    95,028,638
                                           2010 1.121   1.360   102,450,795
                                           2009 0.786   1.121   142,960,243
                                           2008 1.484   0.786   148,636,778
                                           2007 1.312   1.484    50,257,714
                                           2006 1.149   1.312    37,682,153
                                           2005 1.041   1.149    35,768,812
                                           2004 0.931   1.041    38,665,585
                                           2003 0.677   0.931    38,639,597
                                           2002 0.978   0.677    28,059,999
      Mid Cap Value Fund (Division 38)     2011 3.421   3.097   136,166,075
                                           2010 2.821   3.421   114,350,420
                                           2009 2.078   2.821   112,883,236
                                           2008 3.415   2.078   120,463,020
                                           2007 3.347   3.415   107,756,457
                                           2006 2.888   3.347    99,345,096
                                           2005 2.660   2.888    87,198,782
                                           2004 2.305   2.660    73,553,326
                                           2003 1.620   2.305    53,467,855
                                           2002 1.897   1.620    38,928,162

--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Moderate Growth Lifestyle Fund
     (Division 49)                            2011 2.083   2.094   128,021,253
                                              2010 1.827   2.083    96,175,029
                                              2009 1.460   1.827    74,992,233
                                              2008 1.992   1.460    68,593,574
                                              2007 1.844   1.992    58,572,778
                                              2006 1.673   1.844    44,694,888
                                              2005 1.551   1.673    37,159,710
                                              2004 1.406   1.551    31,312,396
                                              2003 1.148   1.406    24,012,378
                                              2002 1.291   1.148    16,964,088
    Money Market II Fund (Division 44)        2011 1.264   1.255   111,284,185
                                              2010 1.274   1.264   106,677,105
                                              2009 1.279   1.274   135,451,933
                                              2008 1.260   1.279   195,844,578
                                              2007 1.213   1.260   223,310,298
                                              2006 1.169   1.213   156,300,640
                                              2005 1.146   1.169    55,418,724
                                              2004 1.146   1.146    47,203,913
                                              2003 1.147   1.146    48,507,704
                                              2002 1.141   1.147    55,192,758
    Small Cap Growth Fund (Division 35)       2011 1.715   1.631    35,002,239
                                              2010 1.292   1.715    31,659,159
                                              2009 0.945   1.292    26,637,546
                                              2008 1.677   0.945    25,128,636
                                              2007 1.624   1.677    24,916,073
                                              2006 1.488   1.624    23,403,119
                                              2005 1.431   1.488    23,026,702
                                              2004 1.300   1.431    23,436,506
                                              2003 0.898   1.300    21,201,957
                                              2002 1.347   0.898    12,177,837
    Small Cap Value Fund (Division 36)        2011 2.452   2.245   139,441,971
                                              2010 1.964   2.452   146,284,682
                                              2009 1.593   1.964   150,377,564
                                              2008 2.284   1.593   117,524,519
                                              2007 2.474   2.284    75,988,731
                                              2006 2.098   2.474    51,628,606
                                              2005 1.981   2.098    33,942,615
                                              2004 1.672   1.981    36,447,218
                                              2003 1.210   1.672    26,691,411
                                              2002 1.392   1.210    23,443,070
    Socially Responsible Fund (Division 41)   2011 1.398   1.406   409,272,143
                                              2010 1.229   1.398   476,195,949
                                              2009 0.947   1.229   537,168,008
                                              2008 1.528   0.947   567,706,671
                                              2007 1.481   1.528   569,830,560
                                              2006 1.290   1.481   285,730,988
                                              2005 1.249   1.290    92,619,529
                                              2004 1.145   1.249    66,177,719
                                              2003 0.899   1.145     3,134,200
                                              2002 1.182   0.899     2,009,798
    Strategic Bond Fund (Division 59)         2011 2.256   2.336   162,185,471
                                              2010 2.047   2.256   145,727,132
                                              2009 1.637   2.047   132,844,492
                                              2008 1.922   1.637   128,930,853
                                              2007 1.860   1.922   134,462,026
                                              2006 1.726   1.860   101,694,271
                                              2005 1.658   1.726    73,060,919
                                              2004 1.510   1.658    48,488,686
                                              2003 1.274   1.510    29,922,875
                                              2002 1.204   1.274    13,615,201
  PUBLIC FUNDS
  American Beacon Holland Large Cap
   Growth Fund (Division 70)                  2011 1.047   1.071    25,080,056
                                              2010 0.927   1.047    20,565,906
                                              2009 0.674   0.927    20,271,834
                                              2008 1.044   0.674    16,563,913
                                              2007 0.964   1.044    18,146,308
                                              2006 0.925   0.964    22,185,106
                                              2005 0.942   0.925    28,082,034
                                              2004 0.856   0.942    29,569,648
                                              2003 0.677   0.856    27,447,905
                                              2002 0.871   0.677    13,601,001

                                                                 NUMBER OF
                                                 UNIT    UNIT      UNITS
                                                VALUE   VALUE   OUTSTANDING
    FUND NAME                              YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                              ---- ------ -------- -----------
    Ariel Appreciation Fund (Division 69)  2011 1.931   1.772   110,259,195
                                           2010 1.631   1.931   112,032,561
                                           2009 1.011   1.631   118,116,686
                                           2008 1.723   1.011   125,837,892
                                           2007 1.765   1.723   149,402,054
                                           2006 1.607   1.765   179,015,204
                                           2005 1.577   1.607   221,437,590
                                           2004 1.408   1.577   229,890,934
                                           2003 1.086   1.408   206,608,880
                                           2002 1.224   1.086   158,623,399
    Ariel Fund (Division 68)               2011 1.983   1.740   132,467,517
                                           2010 1.590   1.983   142,222,168
                                           2009 0.983   1.590   145,696,578
                                           2008 1.918   0.983   151,912,178
                                           2007 1.971   1.918   179,090,018
                                           2006 1.804   1.971   203,597,513
                                           2005 1.805   1.804   248,747,221
                                           2004 1.495   1.805   238,319,819
                                           2003 1.179   1.495   164,155,846
                                           2002 1.257   1.179   113,898,765
    Invesco Balanced-Risk Commodity
     Strategy Fund (Division 102)          2011    --   0.967     4,758,993
    SunAmerica 2015 High Watermark
     (Division 81)                         2011 1.145   1.198    15,345,157
                                           2010 1.088   1.145    19,243,300
                                           2009 1.106   1.088    23,230,880
                                           2008 1.176   1.106    24,047,509
                                           2007 1.125   1.176    21,384,156
                                           2006 1.031   1.125    21,348,111
                                           2005 1.000   1.031    17,558,738
    SunAmerica 2020 High Watermark
     (Division 82)                         2011 0.983   1.139    13,898,613
                                           2010 0.915   0.983    13,188,933
                                           2009 0.987   0.915    11,459,016
                                           2008 1.193   0.987    10,635,507
                                           2007 1.142   1.193     9,628,949
                                           2006 1.043   1.142     8,522,965
                                           2005 1.000   1.043     6,497,562
    Vanguard LifeStrategy Conservative
     Growth Fund (Division 54)             2011 1.598   1.606    32,831,197
                                           2010 1.456   1.598    31,863,845
                                           2009 1.259   1.456    29,267,705
                                           2008 1.585   1.259    29,098,257
                                           2007 1.500   1.585    28,505,070
                                           2006 1.373   1.500    24,932,287
                                           2005 1.331   1.373    23,620,566
                                           2004 1.247   1.331    21,191,862
                                           2003 1.084   1.247    15,549,861
                                           2002 1.159   1.084    10,459,117
    Vanguard LifeStrategy Growth Fund
     (Division 52)                         2011 1.558   1.503    82,684,661
                                           2010 1.371   1.558    79,140,490
                                           2009 1.110   1.371    75,530,156
                                           2008 1.714   1.110    71,279,560
                                           2007 1.615   1.714    65,934,408
                                           2006 1.408   1.615    54,454,410
                                           2005 1.334   1.408    46,018,176
                                           2004 1.200   1.334    39,074,462
                                           2003 0.945   1.200    29,501,426
                                           2002 1.137   0.945    20,497,136
    Vanguard LifeStrategy Moderate Growth
     Fund (Division 53)                    2011 1.606   1.591    86,842,878
                                           2010 1.436   1.606    82,593,652
                                           2009 1.208   1.436    77,302,792
                                           2008 1.664   1.208    74,246,099
                                           2007 1.570   1.664    70,289,060
                                           2006 1.403   1.570    62,422,794
                                           2005 1.344   1.403    54,569,540
                                           2004 1.231   1.344    44,712,770
                                           2003 1.018   1.231    31,957,206
                                           2002 1.150   1.018    18,944,658

--------------------------------------------------------------------------------

                                                                NUMBER OF
                                                UNIT    UNIT      UNITS
                                               VALUE   VALUE   OUTSTANDING
     FUND NAME                            YEAR AT 1/1 AT 12/31  AT 12/31
     ---------                            ---- ------ -------- -----------
     Vanguard Long-Term Investment-Grade
      Fund (Division 22)                  2011 2.344   2.719    73,731,572
                                          2010 2.138   2.344    61,770,469
                                          2009 1.986   2.138    59,897,315
                                          2008 1.961   1.986    61,895,100
                                          2007 1.909   1.961    72,272,448
                                          2006 1.875   1.909    93,197,696
                                          2005 1.801   1.875    92,563,685
                                          2004 1.670   1.801    88,925,721
                                          2003 1.587   1.670    91,817,451
                                          2002 1.416   1.587    88,869,618
     Vanguard Long-Term Treasury Fund
      (Division 23)                       2011 2.378   3.044    85,528,223
                                          2010 2.205   2.378    92,190,568
                                          2009 2.533   2.205   102,397,220
                                          2008 2.088   2.533   132,267,500
                                          2007 1.931   2.088   103,943,061
                                          2006 1.917   1.931   114,020,665
                                          2005 1.816   1.917   142,074,181
                                          2004 1.712   1.816   133,787,616
                                          2003 1.685   1.712   156,141,471
                                          2002 1.458   1.685   172,217,498

                                                                  NUMBER OF
                                                  UNIT    UNIT      UNITS
                                                 VALUE   VALUE   OUTSTANDING
    FUND NAME                               YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                               ---- ------ -------- -----------
    Vanguard Wellington Fund (Division 25)  2011 2.685   2.754   405,547,723
                                            2010 2.451   2.685   434,480,517
                                            2009 2.031   2.451   443,758,717
                                            2008 2.646   2.031   477,990,784
                                            2007 2.473   2.646   509,447,867
                                            2006 2.179   2.473   488,943,410
                                            2005 2.065   2.179   480,789,133
                                            2004 1.881   2.065   456,537,648
                                            2003 1.577   1.881   418,314,508
                                            2002 1.715   1.577   369,219,080
    Vanguard Windsor II Fund (Division 24)  2011 2.268   2.301   455,670,339
                                            2010 2.077   2.268   488,978,581
                                            2009 1.655   2.077   531,346,036
                                            2008 2.648   1.655   530,919,431
                                            2007 2.623   2.648   522,891,970
                                            2006 2.246   2.623   552,878,216
                                            2005 2.125   2.246   565,988,092
                                            2004 1.819   2.125   528,124,696
                                            2003 1.416   1.819   505,959,163
                                            2002 1.724   1.416   461,319,939

   APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------

The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.


If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.


                                                        MAXIMUM
                                                      ANNUALIZED
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM   FEE RATE
              COVERED       ANNUAL   ANNUAL   ANNUAL  DECREASE OR
              PERSONS      FEE RATE FEE RATE FEE RATE  INCREASE*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.10%    2.20%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.10%   0.2750%
               2nd        21.49         N/A      1.10%   0.2750%
               3rd        24.16         N/A      1.10%   0.2750%
               4th        19.44         N/A      1.10%   0.2750%
               5th        16.88        0.94%     0.94%   0.2350%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (16.88 - 20)]

             0.011 +[0.05% x (-3.12)]

             0.011 + (-0.00156) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 0.94% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.10%).
           0.94% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.20%).
           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.
           The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

--------------------------------------------------------------------------------


AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.10%      1.10%    0.2750%
              7th        25.57        1.38%      1.35%    0.3375%
              8th        30.22        1.61%      1.60%    0.4000%
              9th        26.02        1.40%      1.40%    0.3500%
              10th       22.83        1.24%      1.24%    0.3100%
              11th       19.88        1.09%      1.09%    0.2725%
              12th       20.60        1.13%      1.13%    0.2825%
              13th       14.44        0.82%      0.88%    0.2200%
              14th       13.41        0.77%      0.77%    0.1925%
              15th       9.11         0.56%      0.60%    0.1500%
              16th       16.30        0.91%      0.85%    0.2125%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (25.57 - 20)]

             0.011 + [0.05% x (5.57)]

             0.011 + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 1.38% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.10%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35%
           (1.10% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3375% (or
           1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (14.44 - 20)]

                0.011 + [0.05% x (-5.56)]

                0.011 + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.13%-0.82% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.13%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13%-0.25%).

IN THE 15TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (9.11 - 20)]

                0.011 + [0.05% x (-10.89)]

                0.011 + (-0.005445) = 0.56% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

          The Annual Fee Rate of 0.56% is lower than the Minimum
          Annual Fee Rate (0.60%).

          Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

          After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the value of the VIX. If your Account Value falls to zero before the feature has been terminated, the fee will no longer be deducted.

                    APPENDIX C -- INCOMELOCK PLUS EXAMPLES
--------------------------------------------------------------------------------

The following six examples demonstrate the operation of the IncomeLOCK +6 and IncomeLOCK +8 features:

EXAMPLE 1:

Assume you elect INCOMELOCK +8 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (8%) multiplied by the Income Credit Base ($100,000) which equals $8,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($8,000 + $100,000). Assume your Maximum Annual Withdrawal Amount is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the 1st Contract anniversary is 5% of the Benefit Base (5% x $108,000 = $5,400). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,400 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $108,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $108,000 = $4,320). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,320 each year as long as the Covered Person(s) is (are) alive.




EXAMPLE 2 -- IMPACT OF HIGHEST ANNIVERSARY VALUES


Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
         CONTRACT    ACCOUNT  BENEFIT    INCOME     INCOME  WITHDRAWAL
         ANNIVERSARY  VALUE    BASE    CREDIT BASE  CREDIT    AMOUNT
         ----------- -------- -------- ----------- -------  ----------
             1st     $103,000 $108,000  $100,000   $ 8,000    $5,400
             2nd     $118,000 $118,000  $118,000       N/A*   $5,900
             3rd     $107,000 $127,440  $118,000   $ 9,440    $6,372
             4th     $110,000 $136,880  $118,000   $ 9,440    $6,844
             5th     $150,000 $150,000  $150,000       N/A*   $7,500
             6th     $145,000 $162,000  $150,000   $12,000    $8,100

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.

On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $162,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,100 (5% of the $162,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $8,100 each year as long as your accumulation value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $162,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $162,000 = $6,480). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,480 each year as long as the Covered Person(s) is(are) alive.


EXAMPLE 3 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT


Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 3 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,100), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($12,930 -- $8,100), or $4,830. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,100. Your Account Value after this portion of the withdrawal is $101,310 ($109,410 --$8,100), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,830 / $101,310 = 4.77%). The Benefit Base is adjusted to $154,273, or $162,000 x 95.23%. The Income Credit Base is adjusted to $142,845 or $150,000 x 95.23%. Your new Income Credit is 8% of your new Income Credit Base (8% x $142,845), which equals $11,428. Your new Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal Percentage ($154,273 x 5%), which equals $7,714. Therefore, if you do not take additional excess withdrawals, you may take up to $7,714 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment

--------------------------------------------------------------------------------

Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $154,273, then your Protected Income Payment is 4% of the Benefit Base (4% x $154,273 = $6,171). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,171 each year as long as the Covered Person(s) is(are) alive.


EXAMPLE 4 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE


Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------  ----------
             1st      $103,000 $106,000  $100,000   $6,000   $ 5,830
             2nd      $103,000 $112,000  $100,000   $6,000   $ 6,160
             3rd      $103,000 $118,000  $100,000   $6,000   $ 6,490
             4th      $103,000 $124,000  $100,000   $6,000   $ 6,820
             5th      $103,000 $130,000  $100,000   $6,000   $ 7,150
             6th      $103,000 $136,000  $100,000   $6,000   $ 7,480
             7th      $103,000 $142,000  $100,000   $6,000   $ 7,810
             8th      $103,000 $148,000  $100,000   $6,000   $ 8,140
             9th      $103,000 $154,000  $100,000   $6,000   $ 8,470
             10th     $103,000 $160,000  $100,000   $6,000   $ 8,800
             11th     $103,000 $166,000  $100,000   $6,000   $ 9,130
             12th     $103,000 $200,000  $200,000      N/A*  $11,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.

On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $11,000 (5.5% of the $200,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $11,000 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.


EXAMPLE 5 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES


Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                            MAXIMUM
                                                             ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   AMOUNT
          ----------- -------- -------- ----------- ------ ----------
             1st      $103,000 $106,000  $100,000   $6,000   $5,830
             2nd      $103,000 $112,000  $100,000   $6,000   $6,160
             3rd      $103,000 $118,000  $100,000   $6,000   $6,490
             4th      $103,000 $124,000  $100,000   $6,000   $6,820
             5th      $103,000 $130,000  $100,000   $6,000   $7,150
             6th      $103,000 $136,000  $100,000   $6,000   $7,480
             7th      $103,000 $142,000  $100,000   $6,000   $7,810
             8th      $103,000 $148,000  $100,000   $6,000   $8,140
             9th      $ 98,560 $151,000  $100,000   $3,000   $8,305
             10th     $ 91,010 $152,000  $100,000   $1,000   $8,360

On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,140 (5.5% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 - $4,440). Your Net Income Credit Percentage equals 3% (6% - 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base

--------------------------------------------------------------------------------

($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 - $7,550). Your new Income Credit is 1% (6% -- 5%) of your
Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

On your 10th Contract anniversary, if your Maximum Annual Withdrawal Percentage is 5.5%, your new Maximum Annual Withdrawal Amount will be $8,360 (5.5% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $8,360 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

       APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO DECEMBER 26, 2012
--------------------------------------------------------------------------------


This Appendix provides information on the IncomeLOCK and IncomeLOCK Plus endorsements that were issued prior to December 26, 2012.


TABLE OF CONTENTS


            INCOMELOCK........................................  D-1
            Fee Tables........................................  D-1
            IncomeLOCK Features...............................  D-1
               Investment Restrictions........................  D-1
               IncomeLOCK Components..........................  D-3
               Calculation of the value of each component of
                 the Benefit..................................  D-3
               Cancellation of IncomeLOCK.....................  D-4
               Automatic Termination of IncomeLOCK............  D-4
            Fees and Charges..................................  D-4
            Surrender of Account Value........................  D-4
            Death Benefits....................................  D-6
               Spousal Beneficiary............................  D-6
               Non-Spousal Beneficiary........................  D-6

            INCOMELOCK PLUS...................................  D-6
            Fee Tables........................................  D-6
            IncomeLOCK Plus Features..........................  D-7
               Income Credit Options..........................  D-7
               Amounts Received under IncomeLOCK Plus.........  D-7
               Investment Restrictions........................  D-8
               Calculation of the Value of each Component of
                 the Benefit..................................  D-9
               Automatic Termination of IncomeLOCK Plus....... D-10

            LOANS............................................. D-10


INCOMELOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:


ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.


BENEFIT BASE -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the Maximum Annual Withdrawal Amount and the Protected Income Payment.

MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

MINIMUM WITHDRAWAL PERIOD -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.


FEE TABLE

 The IncomeLOCK fee is calculated as a percentage of the Benefit Base./1/


                      FEE PERIOD  MAXIMUM ANNUAL FEE RATE
                      ----------  -----------------------
                      All years            0.90%/2/

INCOMELOCK FEATURES

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65/th/ birthday to take your first withdrawal under the Living Benefit. The Maximum Annual Withdrawal Percentage is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%



Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

--------
/1/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/2/ For IncomeLOCK endorsements with an Endorsement Date prior to May 1, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.

--------------------------------------------------------------------------------


        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
                      Minimum      Short-Term Fixed Account
        Bond,                      Capital Conservation Fund
        Cash and       100%        Core Bond Fund
        Fixed         Maximum      Government Securities Fund
        Accounts                   Inflation Protected Fund
                                   International Government Bond
                                     Fund
                                   Money Market I Fund
                                   Money Market II Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury
                                     Fund
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
                      Minimum      American Beacon Holland Large
        Equity                       Cap Growth Fund
        Maximum         70%        Asset Allocation Fund
                      Maximum      Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/3/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
                      Minimum       Ariel Fund
        Limited                     Emerging Economies Fund /3/
        Equity          10%         Global Real Estate Fund
                      Maximum       Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-------------------------------------------------------
Multi-Year Fixed Option - 5 years
-------------------------------------------------------
Multi-Year Fixed Option - 7 years
-------------------------------------------------------
Multi-Year Fixed Option - 10 years
-------------------------------------------------------
SunAmerica 2020 High Watermark Fund (Not available for
new investments effective 8/31/12.)
-------------------------------------------------------


Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

IF YOU TAKE A LOAN AFTER YOUR INCOMELOCK ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For


--------
/3/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" section of this prospectus, including the section in the Appendix, and the "Federal Tax Matters" section of this prospectus.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components


The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                          MAXIMUM      INITIAL      MAXIMUM
                                           ANNUAL      MINIMUM       ANNUAL
                                         WITHDRAWAL   WITHDRAWAL   WITHDRAWAL
                                         PERCENTAGE     PERIOD     PERCENTAGE
                                           PRIOR        PRIOR          IF
                                           TO ANY       TO ANY     EXTENSION
   WITHDRAWAL                            EXTENSION    EXTENSION    IS ELECTED
   ----------                            ---------- -----------    ----------
   Before 5th Benefit Anniversary.......      5%       20 Years         5%
   On or after 5th Benefit Anniversary..      7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.     10%       10 Years         7%
   On or after 20th Benefit Anniversary.     10%       10 Years        10%
   On or after the Benefit Anniversary              Life of the
    following Contract owner's                         Contract
    65th birthday.......................      5%          Owner/4/      5%

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.


Fourth, we determine the Maximum Annual Withdrawal Amount ("MAWA"), which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable Maximum Annual Withdrawal Percentage ("MAWP") is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is


--------
/4/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% Maximum Annual Withdrawal Percentage ("MAWP") indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

--------------------------------------------------------------------------------


taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under this feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. Please see the summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals. For effects of withdrawals on the Minimum Withdrawal Period, see the "Surrender of Account Value" section of this prospectus.


Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.


We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.


Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;/5/ or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or


4. A withdrawal in excess of the 5% MAWA./6/


FEES AND CHARGES

The annualized fee for IncomeLOCK is calculated as 0.90% of the Benefit Base for all years in which the feature is in effect (0.70% for IncomeLOCK endorsements with an Endorsement Date prior to May 1, 2012 and 0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

SURRENDER OF ACCOUNT VALUE

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.


The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:


1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess

--------
/5/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

/6/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------

withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining Minimum Withdrawal Period.


Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of:
(a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.


The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE: Withdrawals reduce the Benefit Base as follows:


1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;


2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA"): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new Minimum Withdrawal Period on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD ("MWP"): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the

--------------------------------------------------------------------------------

   Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period


At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.


DEATH BENEFITS

Spousal Beneficiary


Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero),
(ii) continue this Contract and IncomeLOCK (except as noted below) or
(iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the Minimum Withdrawal Period and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.


Non-Spousal Beneficiary


Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the Minimum Withdrawal Period remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the Minimum Withdrawal Period and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.


INCOMELOCK PLUS

If you elected IncomeLOCK Plus prior to December 26, 2012, the following provisions are applicable to this feature. All other IncomeLOCK Plus provisions discussed in the prospectus above apply to your Living Benefit except the following:

FEE TABLES


The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./7/

--------
/7/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus Options" in the prospectus.

/8/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix B -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."
/9/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

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For Endorsement Dates of May 1, 2012 through December 25, 2012:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates prior to May 1, 2012:

            --------------------------------------------------------
                                                           MAXIMUM
                                                         ANNUALIZED
                                              MAXIMUM     FEE RATE
             NUMBER OF COVERED   INITIAL FEE   ANNUAL     DECREASE
                 PERSONS            RATE     FEE RATE/8/ OR INCREASE
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------

The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

Income Credit Options

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken. After the first 12 years, the Benefit Base may continue to be increased to lock in highest Anniversary Values.

In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus


The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" in the prospectus.

You may begin taking withdrawals as early as age 45. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 3.5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the Protected Income Payment Percentage, ranges from 3% to 4%. The MAWP and Protected Income Payment Percentage will vary based on (1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.


Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).


The applicable MAWP and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. THE FIRST PERCENTAGE REPRESENTS THE MAWP AND THE SECOND PERCENTAGE REPRESENTS THE PROTECTED INCOME PAYMENT PERCENTAGE FOR EACH OF THE OPTIONS SHOWN.


For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                      5.5% / 3%    5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                        5.5% / 4%    5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                     5% / 3%  4.5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                      5% / 4%  4.5% / 4%
             -----------------------------------------------------

--------------------------------------------------------------------------------


For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                        6% / 3%  5.5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                          6% / 4%  5.5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                   5.5% / 3%    5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                    5.5% / 4%    5% / 4%
             -----------------------------------------------------

Investment Restrictions

As long as the Living Benefit option remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio.

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:      30%/10/        Fixed Account Plus
                      Minimum        Short-Term Fixed Account
        Bond, Cash                   Capital Conservation Fund
        and            100%          Core Bond Fund
        Fixed         Maximum        Government Securities Fund
        Accounts                     Inflation Protected Fund
                                     International Government
                                       Bond Fund
                                     Money Market I Fund
                                     Money Market II Fund
                                     Strategic Bond Fund
                                     Vanguard Long-Term Investment
                                       Grade Fund
                                     Vanguard Long-Term
                                       Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
                      Minimum      American Beacon Holland Large
        Equity                       Cap Growth Fund
        Maximum         70%        Asset Allocation Fund
                      Maximum      Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/11/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------

/10/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)

/11/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
                      Minimum       Ariel Fund
        Limited                     Emerging Economies Fund/11/
        Equity          10%         Global Real Estate Fund
                      Maximum       Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

          -----------------------------------------------------------
          Multi-Year Fixed Option - 3 years
          -----------------------------------------------------------
          -----------------------------------------------------------
          Multi-Year Fixed Option - 5 years
          -----------------------------------------------------------
          -----------------------------------------------------------
          Multi-Year Fixed Option - 7 years
          -----------------------------------------------------------
          -----------------------------------------------------------
          Multi-Year Fixed Option - 10 years
          -----------------------------------------------------------
          -----------------------------------------------------------
          SunAmerica 2020 High Watermark Fund (Not available for new investments effective 8/31/12.)
          -----------------------------------------------------------


Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was May 1, 2012 through December 25, 2012. The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. Please see the "IncomeLOCK Plus Features -- Automatic Rebalancing Program" section of the prospectus for additional details of the automatic rebalancing program.

Please see the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in the prospectus for information about your Living Benefit.


CALCULATION OF THE VALUE OF EACH COMPONENT OF THE BENEFIT


The calculation of the initial Benefit Base for IncomeLOCK Plus with Endorsement Dates prior to December 26, 2012 is set forth below. The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit, the Maximum Annual Withdrawal Amount and Excess Withdrawals, is calculated as set forth in the section of the prospectus titled "IncomeLOCK Plus--Calculation of the Value of each Component of the Benefit."

First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:


1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

--------------------------------------------------------------------------------


Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.


Please see the "IncomeLOCK Plus Features -- Cancellation of IncomeLOCK Plus" for information on how you may cancel your Living Benefit.


Automatic Termination of IncomeLOCK Plus


In addition to the termination events discussed in the prospectus in the section titled "IncomeLOCK Plus Features -- Automatic Termination of IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:


1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

LOANS


If you elected IncomeLOCK or IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR

FOR SERIES 1.10 TO 12.10                                      December 26, 2012


PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated December 26, 2012, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS              PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    High Yield Bond Fund                SunAmerica 2020 High Watermark Fund*
Dividend Value Fund                 International Opportunities Fund    Vanguard Lifestrategy Conservative Growth Fund
Dynamic Allocation Fund             Large Cap Value Fund                Vanguard Lifestrategy Growth Fund
Emerging Economies Fund             Mid Cap Growth Fund                 Vanguard Lifestrategy Moderate Growth Fund
Foreign Value Fund                  Mid Cap Value Fund                  Vanguard Long-Term Investment-Grade Fund
Global Real Estate Fund             Moderate Growth Lifestyle Fund      Vanguard Long-Term Treasury Fund
Global Social Awareness Fund        Money Market II Fund                Vanguard Wellington Fund
Global Strategy Fund                Small Cap Growth Fund               Vanguard Windsor II Fund
Government Securities Fund          Small Cap Value Fund
Growth Fund                         Socially Responsible Fund           * closed to new investments
Growth & Income Fund                Strategic Bond Fund
Health Sciences Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                  PAGE
                                                                  ----

GLOSSARY OF TERMS................................................   3

FEE TABLES.......................................................   5

HIGHLIGHTS.......................................................   8

GENERAL INFORMATION..............................................   9
   About the Contracts...........................................   9
   About VALIC...................................................  10
   American Home Assurance Company...............................  10
   About VALIC Separate Account A................................  10
   Units of Interest.............................................  11
   Distribution of the Contracts.................................  11

FIXED AND VARIABLE ACCOUNT OPTIONS...............................  11
   Fixed Account Options.........................................  11
   Variable Account Options......................................  12

PURCHASE PERIOD..................................................  16
   Account Establishment.........................................  16
   When Your Account Will Be Credited............................  17
   Purchase Units................................................  17
   Calculation of Value for Fixed Account Options................  17
   Calculation of Value for Variable Account Options.............  18
   Premium Enhancement Credit....................................  18
   Stopping Purchase Payments....................................  18

OPTIONAL LIVING BENEFITS.........................................  19
   Living Benefit Defined Terms..................................  19
   IncomeLOCK(R) Plus Features...................................  20
   IncomeLOCK Plus Options.......................................  23

TRANSFERS BETWEEN INVESTMENT OPTIONS.............................  26
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers...............................  26
   Communicating Transfer or Reallocation Instructions...........  27
   Effective Date of Transfer....................................  28
   Transfers During the Payout Period............................  28

FEES AND CHARGES.................................................  28
   Account Maintenance Charge....................................  28
   Surrender Charge..............................................  28
       Amount of Surrender Charge................................  28
       10% Free Withdrawal.......................................  29
       Exceptions to Surrender Charge............................  29
   Premium Tax Charge............................................  29
   Separate Account Charges......................................  29
       Reduction or Waiver of Account Maintenance,
        Surrender, or Separate Account Charges...................  29
   Separate Account Expense Reimbursements or Credits............  30
   Market Value Adjustment ("MVA")...............................  30
   Optional Living Benefit Fees..................................  31
   Other Charges.................................................  31

PAYOUT PERIOD....................................................  31
   Fixed Payout..................................................  31
   Assumed Investment Rate.......................................  32
   Variable Payout...............................................  32
   Combination Fixed and Variable Payout.........................  32
   Partial Annuitization.........................................  32
   Payout Date...................................................  32
   Payout Options................................................  33
   Payout Information............................................  33

                                                                  PAGE
                                                                  ----

SURRENDER OF ACCOUNT VALUE.......................................  34
   When Surrenders Are Allowed...................................  34
   Surrender Process.............................................  34
   Amount That May Be Surrendered................................  34
   Surrender Restrictions........................................  34
   Partial Surrenders............................................  35
   Systematic Withdrawals........................................  35
   Distributions Required by Federal Tax Law.....................  35
   Living Benefits...............................................  35

EXCHANGE PRIVILEGE...............................................  37

DEATH BENEFITS...................................................  37
   The Process...................................................  37
   Beneficiary Information.......................................  37
       Spousal Beneficiaries.....................................  37
       Beneficiaries Other Than Spouses..........................  38
   Special Information for Individual Nonqualified Contracts.....  38
   During the Purchase Period....................................  38
   Interest Guaranteed Death Benefit.............................  38
   Standard Death Benefit........................................  39
   During the Payout Period......................................  39
   IncomeLOCK Plus...............................................  40

OTHER CONTRACT FEATURES..........................................  40
   Changes That May Not Be Made..................................  40
   Change of Beneficiary.........................................  40
   Contingent Owner..............................................  40
   Cancellation -- The 21 Day "Free Look"........................  41
   We Reserve Certain Rights.....................................  41
   Relationship to Employer's Plan...............................  41

VOTING RIGHTS....................................................  41
   Who May Give Voting Instructions..............................  41
   Determination of Fund Shares Attributable to Your Account.....  41
       During the Purchase Period................................  41
       During the Payout Period or after a Death Benefit
        Has Been Paid............................................  41
   How Fund Shares Are Voted.....................................  41

FEDERAL TAX MATTERS..............................................  42
   Types of Plans................................................  42
   Tax Consequences in General...................................  42

LEGAL PROCEEDINGS................................................  44

FINANCIAL STATEMENTS.............................................  44

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.........  45

APPENDIX A -- SELECTED PURCHASE UNIT DATA........................ A-1

APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF
  INCOMELOCK PLUS FEE............................................ B-1

APPENDIX C -- INCOMELOCK PLUS EXAMPLES........................... C-1

APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO DECEMBER 26,
  2012........................................................... D-1

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

      ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

      ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

      ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

      ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

      BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

      BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

      CODE -- the Internal Revenue Code of 1986, as amended.

      CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

      DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

      FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.


      GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits are not available with GPA or GPS.


      HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.


      LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. The Living Benefit offered in this prospectus, IncomeLOCK(R) Plus, is available for an additional fee. IncomeLOCK(R) is no longer offered. See "Appendix D" for information on IncomeLOCK and on IncomeLOCK Plus endorsements issued prior to December 26, 2012.


      MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

      PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

      PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

      PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

      PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

      PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

      PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

      PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

      PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

      PURCHASE UNIT -- a unit of interest owned by you in your Variable Account Option.

--------------------------------------------------------------------------------

      SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

      VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

      VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions available under the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 CONTRACT OWNER/PARTICIPANT TRANSACTION EXPENSES

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $75
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 SEPARATE ACCOUNT CHARGES


                                                                                                      $3.75
                                                                                                       Per
Variable Account Option Maintenance Charge (2)                                                       Quarter
-------------------------------------------------------------------------------------------------------------
                                                                                                      Annual
                                                                                                     Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (3)             Account
(as a percentage of assets invested):                                                                Fee (%)
-------------------------------------------------------------------------------------------------------------
   VALIC COMPANY I FUNDS (34 FUNDS) (4)                                                                0.90
-------------------------------------------------------------------------------------------------------------
   VALIC COMPANY II FUNDS (15 FUNDS) (4)                                                               0.65
-------------------------------------------------------------------------------------------------------------
   PUBLIC FUNDS
-------------------------------------------------------------------------------------------------------------
       American Beacon Holland Large Cap Growth Fund (formerly, the Lou Holland Growth Fund)           0.90
-------------------------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                                         0.90
-------------------------------------------------------------------------------------------------------------
       Ariel Fund                                                                                      0.90
-------------------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund                                                   0.90
-------------------------------------------------------------------------------------------------------------
       SunAmerica 2020 High Watermark Fund, Class I (closed to new investments)                        1.15
-------------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                                 1.15
-------------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                              1.15
-------------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                                     1.15
-------------------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                                       0.90
-------------------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                               0.90
-------------------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                                       1.15
-------------------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                                       1.15
-------------------------------------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(5)

 NUMBER OF COVERED PERSONS  INITIAL ANNUAL FEE RATE MAXIMUM ANNUAL FEE RATE(6)
 -------------------------  ----------------------- --------------------------
 For One Covered Person              1.10%                     2.20%
 For Two Covered Persons             1.35%                     2.70%

 UNDERLYING MUTUAL FUND EXPENSES

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
---------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.15%   1.77%
---------------------------------------------------------------------------------------------------------

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--------
 FOOTNOTES TO THE FEE TABLES

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (2) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (3) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (4) See cover page for a list of the VALIC Company I and VALIC Company II Variable Account Options offered by this prospectus.

 (5) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "Optional Living Benefits -- IncomeLOCK Plus." See "Appendix D" if you purchased your Living Benefit prior to December 26, 2012.


 (6) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula and examples of how the fee is calculated, see Appendix B.


                                MINIMUM ANNUAL MAXIMUM ANNUALIZED FEE RATE
     NUMBER OF COVERED PERSONS     FEE RATE       DECREASE OR INCREASE*
     ---------------------------------------------------------------------
     One Covered Person             0.60%               +/-0.25%
     ---------------------------------------------------------------------
     Two Covered Persons            0.60%               +/-0.25%
     ---------------------------------------------------------------------

        * The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.

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EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 1.15%, investment in a Variable Account Option with the highest total expenses (1.77%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $883  $2,116  $3,210   $5,461


(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $430  $1,675  $2,774   $5,461



The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.65%, investment in a Variable Account Option with the lowest total expenses (0.15%), and that the IncomeLock Plus feature is not elected.


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $552   $761    $954    $1,014


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $83    $261    $454    $1,014


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

FOR PURCHASE UNIT DATA FOR EACH OF THE VARIABLE ACCOUNT OPTIONS OFFERED BY THIS PROSPECTUS, WHICH INCLUDES ANNUAL BEGINNING AND ENDING UNIT VALUES AND THE NUMBER OF UNITS OUTSTANDING AT THE END OF EACH PERIOD, SEE "APPENDIX A -- SELECTED PURCHASE UNIT DATA."

HIGHLIGHTS
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The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 21 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 1.15% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


LIVING BENEFITS: You may elect, for an additional fee, IncomeLOCK Plus, an optional Living Benefit offered in your Contract. IncomeLOCK Plus is a guaranteed minimum withdrawal benefit, and may be elected only on your original Contract issue date. If you elect IncomeLOCK Plus, you may not terminate the Living Benefit until the 5th Benefit Year anniversary. The Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits." See "Appendix D" if your Living Benefit was issued prior to December 26, 2012.

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

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LOANS: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Please note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.
 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
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ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

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ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.


On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). On January 14, 2011, AIG completed a series of integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under the FRBNY Credit Facility, and the facility was terminated. As a result of the Recapitalization, AIG was controlled by the Department of Treasury. As of December 14, 2012, the Department of Treasury sold its remaining shares of AIG Common Stock.

These transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.


AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

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VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

The principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("Distributor"), an affiliate of the Company. The Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments.

Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment.

In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

FIXED AND VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------


The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the

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claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). Please see your Contract for
                                  minimum investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. Please see your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect a Living Benefit, as described in the Investment Restrictions section of "Optional Living Benefits" below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Internal Revenue Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser.
PLEASE SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT OBJECTIVE, STRATEGIES AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

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Please refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management Corp. ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

DOMESTIC LARGE-CAP EQUITY ASSET CLASS

 American Beacon Holland  Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Large Cap Growth Fund   Advisers, Inc.                                     Sub-Adviser: Columbia
                          Sub-Adviser: Holland                                 Management Investment
                           Capital Management, LP                              Advisors, LLC
                                                                               ("Columbia Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: Invesco
                           Price Associates, Inc.                              Advisers, Inc.
                           ("T. Rowe Price")                                   ("Invesco") and
                                                                               SunAmerica

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: Boston
                           Hanley, Mewhinney &                                 Company and Janus
                           Strauss, LLC ("Barrow                               Capital Management, LLC
                           Hanley")

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: The Boston                             Sub-Adviser: SunAmerica
                           Company Asset
                           Management, LLC
                           ("Boston Company")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,
                           LLC ("BlackRock")         Stock Index Fund         Adviser: VALIC
                                                                              Sub-Adviser: SunAmerica

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company, LLP
                                                                               ("Wellington
                                                                               Management")

--------------------------------------------------------------------------------


VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------
 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Armstrong,
                          Sub-Adviser: SunAmerica                              Shaw Associates, Inc.;
                                                                               Barrow Hanley; Hotchkis
 Growth Fund              Adviser: VALIC                                       and Wiley Capital
                          Sub-Adviser: American                                Management, LLC; Lazard
                           Century Investment                                  Asset Management LLC;
                           Management, Inc.                                    Sanders Capital, LLC;
                           ("American Century")                                and The Vanguard Group,
                                                                               Inc. ("Vanguard")

DOMESTIC MID-CAP EQUITY ASSET CLASS

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Morgan
                                                                               Stanley Investment
 Mid Cap Growth Fund      Adviser: VALIC                                       Management, Inc. and
                          Adviser: Columbia                                    RCM Capital Management,
                           Management                                          LLC ("RCM")

 Mid Cap Index Fund       Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Advisers: Robeco
                                                                               Investment Management,
                                                                               Inc., Tocqueville Asset
                                                                               Management, L.P. and
                                                                               Wellington Management

DOMESTIC SMALL-CAP EQUITY ASSET CLASS

 Ariel Fund               Adviser: Ariel             Small Cap Special        Adviser: VALIC
                          Investments, LLC             Values Fund            Sub-Advisers: Dreman
                                                                               Value Management, LLC
 Small Cap Aggressive     Adviser: VALIC                                       and Wells Capital
   Growth Fund            Sub-Adviser: RS                                      Management Incorporated
                           Investment Management                               ("Wells Capital")
                           Co. LLC

 Small Cap Fund           Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Advisers: Invesco,                              Sub-Advisers: Century
                           T. Rowe Price and                                   Capital Management, LLC
                           Bridgeway Capital                                   and Wells Capital
                           Management, LLC

 Small Cap Growth Fund    Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Adviser: JPMIM                                  Sub-Advisers: JP Morgan
                                                                               Investment Management
                                                                               Inc. ("JPMIM") and
 Small Cap Index Fund     Adviser: VALIC                                       Metropolitan West
                          Sub-Adviser: SunAmerica                              Capital Management, LLC

GLOBAL EQUITY ASSET CLASS (INTERNATIONAL AND DOMESTIC)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Advisers: Franklin
                           Investments, LLC                                    Advisers, Inc. and
                           ("PineBridge")                                      Templeton Investment
                                                                               Counsel, LLC

INTERNATIONAL EQUITY ASSET CLASS

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
                          Sub-Adviser: JPMIM           Fund                   Sub-Advisers: American
                                                                               Century, Invesco and
 Foreign Value Fund       Adviser: VALIC                                       Massachusetts Financial
                          Sub-Adviser: Templeton                               Services Company ("MFS")
                           Global Advisors Ltd.

--------------------------------------------------------------------------------


VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------
 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      Opportunities Fund     Sub-Adviser: MFS and UBS
                                                                               Global Asset Management
                                                                               (Americas) Inc.

SPECIALTY ASSET CLASS

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           and Goldman Sachs Asset     Fund
                           Management, L.P.

 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe
                          Price                                                Price, RCM and
                                                                               Wellington Management

HYBRID ASSET CLASS (EQUITY AND FIXED INCOME)

 Aggressive Growth        Adviser: VALIC             SunAmerica 2020 High     Adviser: VALIC
   Lifestyle Fund         Sub-Adviser: PineBridge      Watermark Fund*        Sub-Adviser: SunAmerica

 Asset Allocation Fund    Adviser: VALIC             Vanguard LifeStrategy    The LifeStrategy Funds
                          Sub-Adviser: PineBridge      Conservative Growth    do not employ an
                                                       Fund                   investment advisor, but
                                                                              benefit from the
                                                                              investment advisory
                                                                              services provided to the
 Conservative Growth      Adviser: VALIC             Vanguard LifeStrategy    underlying funds in
   Lifestyle Fund         Sub-Adviser: PineBridge      Growth Fund            which they invest. The
                                                                              investment advisors to
 Dynamic Allocation Fund  Adviser: VALIC             Vanguard LifeStrategy    the underlying funds are
                          Sub-Advisers:                Moderate Growth Fund   Vanguard and Mellon
                           AllianceBernstein L.P.                             Capital Management
                           and SunAmerica                                     Corporation.

 Moderate Growth          Adviser: VALIC             Vanguard Wellington Fund Adviser: Wellington
   Lifestyle Fund         Sub-Adviser: PineBridge                              Management

FIXED INCOME ASSET CLASS

 Capital Conservation     Adviser: VALIC             Money Market I Fund      Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Money Market II Fund     Adviser: VALIC
                          Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Government Securities    Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   Fund                   Sub-Advisers: JPMIM and                             Sub-Adviser: PineBridge
                           SunAmerica

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Adviser: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge

--------
* closed to new investments

--------------------------------------------------------------------------------



The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. PLEASE SEE THE VALIC COMPANY I PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.


Effective October 1, 2011, the Global Equity Fund changed its name to the Emerging Economies Fund, and the International Growth I Fund changed its name to the International Growth Fund. On March 23, 2012, the Lou Holland Growth Fund was merged into the American Beacon Holland Large Cap Growth Fund. On
May 1, 2012, the International Small Cap Equity Fund changed its name to the International Opportunities Fund. A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide

--------------------------------------------------------------------------------

certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit Values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (EQUALS)
             All Purchase Payments made to the Fixed Account Options
         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

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CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Money Market I or II Fund, will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS


You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

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If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

OPTIONAL LIVING BENEFITS
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You may elect, for an additional fee, the IncomeLOCK Plus Living Benefit, which is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you purchased a Living Benefit prior to December 26, 2012, see "Appendix D" for a description of your Living Benefit.

An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.


LIVING BENEFIT DEFINED TERMS


ANNIVERSARY VALUE -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.


BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period.

INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

INCOME CREDIT PERCENTAGE -- a percentage (either 6% or 8%, as selected by you) used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

PROTECTED INCOME PAYMENT -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

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INCOMELOCK PLUS FEATURES


IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit.


Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year. For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

For IncomeLOCK +6 or IncomeLOCK +8, after the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary


If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.


You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) the income option you selected (for IncomeLOCK +6 only), (3) whether there are one or two Covered Persons, and (4) the age of the Covered Person(s) at the time of the first withdrawal. For IncomeLOCK +6, the percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. For IncomeLOCK +8, the percentage of the Benefit Base that is guaranteed by the Living Benefit ranges from 3.25% to 4.75%. Please see the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this prospectus for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).


Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.


The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.


If you purchased your Living Benefit prior to December 26, 2012, see Appendix D for more information regarding your investment restrictions.

      INVESTMENT
         GROUP           INVESTMENT RESTRICTIONS   VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
--------------------------------------------------------------------------------------------------
Group A: Bond, Cash and       30%-Minimum            Fixed Account Plus
Fixed Accounts                                       Short-Term Fixed Account
                              100%-Maximum           Capital Conservation Fund
                                                     Core Bond Fund
                                                     Government Securities Fund
                                                     Inflation Protected Fund
                                                     International Government Bond Fund
                                                     Money Market I Fund
                                                     Money Market II Fund
                                                     Strategic Bond Fund
                                                     Vanguard Long-Term Investment Grade Fund
                                                     Vanguard Long-Term Treasury Fund
--------------------------------------------------------------------------------------------------

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      INVESTMENT
         GROUP           INVESTMENT RESTRICTIONS   VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-                        -
Group B: Equity Maximum       0%-Minimum           Aggressive Growth Lifestyle Fund
                                                   American Beacon Holland Large Cap Growth Fund
                              70%-Maximum          Asset Allocation Fund
                                                   Blue Chip Growth Fund
                                                   Broad Cap Value Income Fund
                                                   Capital Appreciation Fund
                                                   Conservative Growth Lifestyle Fund
                                                   Core Equity Fund
                                                   Dividend Value Fund
                                                   Dynamic Allocation Fund
                                                   Foreign Value Fund
                                                   Global Social Awareness Fund
                                                   Global Strategy Fund
                                                   Growth Fund
                                                   Growth & Income Fund
                                                   High Yield Bond Fund
                                                   International Equities Fund
                                                   International Growth Fund
                                                   Large Cap Core Fund
                                                   Large Capital Growth Fund
                                                   Large Cap Value Fund
                                                   Mid Cap Index Fund
                                                   Mid Cap Value Fund
                                                   Moderate Growth Lifestyle Fund
                                                   Socially Responsible Fund
                                                   Stock Index Fund
                                                   Value Fund
                                                   Vanguard LifeStrategy Conservative Growth Fund
                                                   Vanguard LifeStrategy Growth Fund
                                                   Vanguard LifeStrategy Moderate Growth Fund
                                                   Vanguard Wellington Fund
                                                   Vanguard Windsor II Fund
--------------------------------------------------------------------------------------------------

Group C: Limited Equity       0%-Minimum           Ariel Appreciation Fund
                                                   Ariel Fund
                              10%-Maximum          Emerging Economies Fund
                                                   Global Real Estate Fund
                                                   Health Sciences Fund
                                                   International Opportunities Fund
                                                   Invesco Balanced-Risk Commodity Strategy Fund
                                                   Mid Cap Growth Fund
                                                   Mid Cap Strategic Growth Fund
                                                   Nasdaq-100(R) Index Fund
                                                   Science and Technology Fund
                                                   Small Cap Aggressive Growth Fund
                                                   Small Cap Fund
                                                   Small Cap Growth Fund
                                                   Small Cap Index Fund
                                                   Small Cap Special Values Fund
                                                   Small Cap Value Fund
                                                   Small-Mid Growth Fund

--------------------------------------------------------------------------------


Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-------------------------------------------------------
Multi-Year Fixed Option - 5 years
-------------------------------------------------------
Multi-Year Fixed Option - 7 years
-------------------------------------------------------
Multi-Year Fixed Option - 10 years
-------------------------------------------------------
SunAmerica 2020 High Watermark Fund (Not available for
new investments effective 8/31/12.)
-------------------------------------------------------

Automatic Allocation to Fixed Account Plus


The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.


Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.


Additional Important Information Applicable to IncomeLOCK Plus

IF YOU ELECT INCOMELOCK PLUS, YOU WILL NOT BE ABLE TO TAKE A LOAN WHILE THIS LIVING BENEFIT IS IN EFFECT. YOU WILL NEED TO WAIT UNTIL AFTER THE 5TH BENEFIT YEAR ANNIVERSARY (THE EARLIEST INCOMELOCK PLUS TERMINATION DATE), TERMINATE INCOMELOCK PLUS AND THEN TAKE A LOAN. WHEN YOU TERMINATE INCOMELOCK PLUS, YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE.


Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.


IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Please note that these features and/or their components may not be available in your state. IncomeLOCK is no longer offered with the Contract. See "Appendix D" for information on IncomeLOCK and on IncomeLOCK Plus

--------------------------------------------------------------------------------


endorsements issued prior to December 26, 2012. On and after December 26, 2012, IncomeLOCK Plus is not available for new enrollments under plans which are subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Please check with your financial advisor for availability and any additional restrictions.


LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH CONTRIBUTORY QUALIFIED PLANS (401(K), 403(B), 457) OR IRAS (TRADITIONAL OR ROTH IRAS AND SEPS) IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.


INCOMELOCK PLUS OPTIONS


You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you elected IncomeLOCK Plus prior to December 26, 2012, see "Appendix D" for additional information.

IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. These options are more fully described below. See "Appendix C -- IncomeLOCK Plus Examples" for examples demonstrating the operation of IncomeLOCK +6 and IncomeLOCK +8 options.


Both Income Credit Options lock in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. If you elect IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. If you elect IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.


Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

IF YOU ELECT ONE COVERED PERSON:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

IF YOU ELECT TWO COVERED PERSONS:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

--------
(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

IF YOU ELECT ONE COVERED PERSON:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

IF YOU ELECT TWO COVERED PERSONS:

  .   The Contract Owner and the 100% spousal primary beneficiary

--------------------------------------------------------------------------------


  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

IF YOU ELECT ONE COVERED PERSON:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

IF YOU ELECT TWO COVERED PERSONS:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).

Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.


The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.


                                 INCOMELOCK +6


-----------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
     AGE OF COVERED PERSON AT FIRST         INCOME     INCOME       INCOME       CUSTOM
              WITHDRAWAL                   OPTION 1   OPTION 2     OPTION 3    ALLOCATION
-----------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.5% / 3%* 5.5% / 3%* 3.75% for Life 4.5% /3%*
-----------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4%  6.5% / 3%   5% for Life   4.5% / 4%
-----------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)   5% / 3%*   5% / 3%*  3.25% for Life  4% / 3%*
-----------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)     5% / 4%    6% / 3%   4.5% for Life   4% / 4%
-----------------------------------------------------------------------------------------


 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday (on or after the younger Covered Person's 65/th/ birthday, if two Covered Persons are elected).


                                 INCOMELOCK +8

      --------------------------------------------------------------------
                                                      MAXIMUM ANNUAL
              NUMBER OF COVERED PERSONS           WITHDRAWAL PERCENTAGE
                         AND                               AND
      AGE OF COVERED PERSON AT FIRST WITHDRAWAL  PROTECTED INCOME PAYMENT
      --------------------------------------------------------------------
      One Covered Person (Age 64 and Younger)         3.75% for Life
      --------------------------------------------------------------------
      One Covered Person (Age 65 and Older)           4.75% for Life
      --------------------------------------------------------------------
      Two Covered Persons (Age 64 and Younger)        3.25% for Life
      --------------------------------------------------------------------
      Two Covered Persons (Age 65 and Older)          4.25% for Life
      --------------------------------------------------------------------

--------------------------------------------------------------------------------


Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. See "Appendix D" if you purchased IncomeLOCK Plus prior to December 26, 2012.


First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.


The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

If you elect IncomeLOCK +6, the Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

--------------------------------------------------------------------------------


Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. Please see "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

--------------------------------------------------------------------------------


  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for

--------------------------------------------------------------------------------

any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
--------------------------------------------------------------------------------

By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK Plus


  .   Other Charges


These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

AMOUNT OF SURRENDER CHARGE

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

--------------------------------------------------------------------------------


10% FREE WITHDRAWAL

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.65% to 1.15% during the Purchase Period and 0.75% to 1.25% during the Payout Period depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE, SURRENDER, OR SEPARATE ACCOUNT
CHARGES

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

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  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently

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from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

INCOMELOCK PLUS

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.

                                                               MAXIMUM
                                                              ANNUALIZED
                                  INITIAL  MAXIMUM  MINIMUM    FEE RATE
                                   ANNUAL   ANNUAL   ANNUAL    DECREASE
       NUMBER OF COVERED PERSONS  FEE RATE FEE RATE FEE RATE OR INCREASE*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables". For the formula and examples of how the fee is calculated, see Appendix B.


We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
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The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

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  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
   (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

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  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the Statement of Additional Information.

SURRENDER OF ACCOUNT VALUE
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WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.

SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

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(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

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Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

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Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year. If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

INCOMELOCK PLUS

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT (MAWA): The MAWA is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the MAWA for that year, the MAWA will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the MAWA will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated MAWA is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous MAWA.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining MAWA for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see "If your Account Value is Reduced to Zero" below.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining MAWA. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS WILL TERMINATE.

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If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

LATEST ANNUITY DATE

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the MAWA is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service.

EXCHANGE PRIVILEGE
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From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
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The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

SPOUSAL BENEFICIARIES

A spousal Beneficiary may receive death benefits as shown above; or

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In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

BENEFICIARIES OTHER THAN SPOUSES

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payment.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in New York. This Contract provision was not available in Florida for Contracts issued prior to March 5, 2012. In Florida, for Contract issued on or after March 5, 2012 (1) that are individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan), the interest guaranteed death benefit is payable if death occurs prior to age 70, and (2) that are issued in connection with an employer-sponsored retirement plan, the interest guaranteed death benefit is not available. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.

The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

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Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC
            OR
            100% of Purchase Payments invested in Variable
            Account Options
        -   (MINUS)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Option
        +   (PLUS)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York, or any other state where the interest guaranteed death benefit is not available.

In Florida, the standard death benefit is payable if death occurs at any age if the Contract is issued in connection with an employer-sponsored retirement plan. If death occurs on or after age 70 in an individual nonqualified Contract, IRA or Roth IRA (outside of an employer-sponsored retirement plan), the standard death benefit feature is payable.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (MINUS)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (PLUS)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. Please see the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may

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      choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

OTHER CONTRACT FEATURES
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CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

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CANCELLATION -- THE 21 DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 21 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
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As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

DURING THE PURCHASE PERIOD

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING THE PAYOUT PERIOD OR AFTER A DEATH BENEFIT HAS BEEN PAID

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds

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for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
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The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation. The information below is not intended as tax advice to any individual.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts, and effective for tax years beginning after 2010, eligible 457(b) Roth accounts, pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to

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Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The PPA created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments made directly to insurer up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 401(f), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds. As referenced previously, in 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where Purchase Payments under a variable annuity Contract are invested in publicly available Mutual Funds, the Contract Owner should be treated as the owner of the Mutual Fund shares, and deferred tax treatment under the Contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written

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plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.

LEGAL PROCEEDINGS
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There are no pending legal proceedings against the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation related to their respective business operations. Additionally and pending at this time is a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 brought by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards") brought against VALIC in 2009 (Civil Action No. 09-C-2104). The WV Boards seek a declaration that would prevent VALIC from enforcing withdrawal restrictions in their respective fixed annuity contracts. In 2012, the WV Boards amended their lawsuit for money damages. As of December 26, 2012, the Company believes it is not likely that contingent liabilities arising from these lawsuits will have a material adverse effect on the financial condition of the Company.


FINANCIAL STATEMENTS
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Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
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                                                               ----
            General Information...............................   3
            Federal Tax Matters...............................   3
               Tax Consequences of Purchase Payments..........   3
               Tax Consequences of Distributions..............   6
               Special Tax Consequences -- Early Distribution.   7
               Special Tax Consequences --
                 Required Distributions.......................   8
               Tax Free Rollovers, Transfers and Exchanges....  10
               Effect of Tax-Deferred Accumulations...........  11
            Exchange Privilege................................  12
               Exchanges From Independence Plus Contracts.....  12
               Exchanges From V-Plan Contracts................  13
               Exchanges From SA-1 and SA-2 Contracts.........  14
               Exchanges From Impact Contracts................  16
               Exchanges From Compounder Contracts............  16
               Information That May Be Applicable To
                 Any Exchange.................................  17

                                                                 PAGE
                                                                 ----
          Calculation of Surrender Charge.......................  18
             Illustration of Surrender Charge on
               Total Surrender..................................  18
             Illustration of Surrender Charge on a 10% Partial
               Surrender Followed by a Full Surrender...........  18
          Purchase Unit Value...................................  19
             Illustration of Calculation of Purchase Unit Value.  19
             Illustration of Purchase of Purchase Units.........  20
          Calculation of MVA Option.............................  20
          Payout Payments.......................................  21
             Assumed Investment Rate............................  21
             Amount of Payout Payments..........................  21
             Payout Unit Value..................................  22
             Illustration of Calculation of Payout Unit Value...  22
             Illustration of Payout Payments....................  22
          Distribution of Variable Annuity Contracts............  22
          Experts...............................................  23
          Comments on Financial Statements......................  23

                   APPENDIX A -- SELECTED PURCHASE UNIT DATA

--------------------------------------------------------------------------------

There were no historical Purchase Unit Values as of the date of this prospectus since the Series 1.10 through 12.10 Contracts were not available as of December 31, 2011.

   APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------

The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.


If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.


                                                        MAXIMUM
                                                      ANNUALIZED
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM   FEE RATE
              COVERED       ANNUAL   ANNUAL   ANNUAL  DECREASE OR
              PERSONS      FEE RATE FEE RATE FEE RATE  INCREASE*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.10%    2.20%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.10%   0.2750%
               2nd        21.49         N/A      1.10%   0.2750%
               3rd        24.16         N/A      1.10%   0.2750%
               4th        19.44         N/A      1.10%   0.2750%
               5th        16.88        0.94%     0.94%   0.2350%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (16.88 - 20)]

             0.011 +[0.05% x (-3.12)]

             0.011 + (-0.00156) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 0.94% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.10%).
           0.94% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.20%).
           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.
           The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

--------------------------------------------------------------------------------


AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.10%      1.10%    0.2750%
              7th        25.57        1.38%      1.35%    0.3375%
              8th        30.22        1.61%      1.60%    0.4000%
              9th        26.02        1.40%      1.40%    0.3500%
              10th       22.83        1.24%      1.24%    0.3100%
              11th       19.88        1.09%      1.09%    0.2725%
              12th       20.60        1.13%      1.13%    0.2825%
              13th       14.44        0.82%      0.88%    0.2200%
              14th       13.41        0.77%      0.77%    0.1925%
              15th       9.11         0.56%      0.60%    0.1500%
              16th       16.30        0.91%      0.85%    0.2125%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (25.57 - 20)]

             0.011 + [0.05% x (5.57)]

             0.011 + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 1.38% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.10%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35%
           (1.10% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3375% (or
           1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (14.44 - 20)]

                0.011 + [0.05% x (-5.56)]

                0.011 + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.13%-0.82% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.13%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13%-0.25%).

IN THE 15TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (9.11 - 20)]

                0.011 + [0.05% x (-10.89)]

                0.011 + (-0.005445) = 0.56% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

          The Annual Fee Rate of 0.56% is lower than the Minimum
          Annual Fee Rate (0.60%).

          Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

          After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the value of the VIX. If your Account Value falls to zero before the feature has been terminated, the fee will no longer be deducted.

                    APPENDIX C -- INCOMELOCK PLUS EXAMPLES
--------------------------------------------------------------------------------

The following six examples demonstrate the operation of the IncomeLOCK +6 and IncomeLOCK +8 features:

EXAMPLE 1:

Assume you elect INCOMELOCK +8 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (8%) multiplied by the Income Credit Base ($100,000) which equals $8,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($8,000 + $100,000). Assume your Maximum Annual Withdrawal Amount is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the 1st Contract anniversary is 5% of the Benefit Base (5% x $108,000 = $5,400). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,400 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $108,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $108,000 = $4,320). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,320 each year as long as the Covered Person(s) is (are) alive.




EXAMPLE 2 -- IMPACT OF HIGHEST ANNIVERSARY VALUES


Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
         CONTRACT    ACCOUNT  BENEFIT    INCOME     INCOME  WITHDRAWAL
         ANNIVERSARY  VALUE    BASE    CREDIT BASE  CREDIT    AMOUNT
         ----------- -------- -------- ----------- -------  ----------
             1st     $103,000 $108,000  $100,000   $ 8,000    $5,400
             2nd     $118,000 $118,000  $118,000       N/A*   $5,900
             3rd     $107,000 $127,440  $118,000   $ 9,440    $6,372
             4th     $110,000 $136,880  $118,000   $ 9,440    $6,844
             5th     $150,000 $150,000  $150,000       N/A*   $7,500
             6th     $145,000 $162,000  $150,000   $12,000    $8,100

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.

On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $162,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,100 (5% of the $162,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $8,100 each year as long as your accumulation value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $162,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $162,000 = $6,480). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,480 each year as long as the Covered Person(s) is(are) alive.


EXAMPLE 3 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT


Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 3 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,100), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($12,930 -- $8,100), or $4,830. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,100. Your Account Value after this portion of the withdrawal is $101,310 ($109,410 --$8,100), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,830 / $101,310 = 4.77%). The Benefit Base is adjusted to $154,273, or $162,000 x 95.23%. The Income Credit Base is adjusted to $142,845 or $150,000 x 95.23%. Your new Income Credit is 8% of your new Income Credit Base (8% x $142,845), which equals $11,428. Your new Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal Percentage ($154,273 x 5%), which equals $7,714. Therefore, if you do not take additional excess withdrawals, you may take up to $7,714 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment

--------------------------------------------------------------------------------

Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $154,273, then your Protected Income Payment is 4% of the Benefit Base (4% x $154,273 = $6,171). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,171 each year as long as the Covered Person(s) is(are) alive.


EXAMPLE 4 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE


Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------  ----------
             1st      $103,000 $106,000  $100,000   $6,000   $ 5,830
             2nd      $103,000 $112,000  $100,000   $6,000   $ 6,160
             3rd      $103,000 $118,000  $100,000   $6,000   $ 6,490
             4th      $103,000 $124,000  $100,000   $6,000   $ 6,820
             5th      $103,000 $130,000  $100,000   $6,000   $ 7,150
             6th      $103,000 $136,000  $100,000   $6,000   $ 7,480
             7th      $103,000 $142,000  $100,000   $6,000   $ 7,810
             8th      $103,000 $148,000  $100,000   $6,000   $ 8,140
             9th      $103,000 $154,000  $100,000   $6,000   $ 8,470
             10th     $103,000 $160,000  $100,000   $6,000   $ 8,800
             11th     $103,000 $166,000  $100,000   $6,000   $ 9,130
             12th     $103,000 $200,000  $200,000      N/A*  $11,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.

On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $11,000 (5.5% of the $200,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $11,000 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.


EXAMPLE 5 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES


Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                            MAXIMUM
                                                             ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   AMOUNT
          ----------- -------- -------- ----------- ------ ----------
             1st      $103,000 $106,000  $100,000   $6,000   $5,830
             2nd      $103,000 $112,000  $100,000   $6,000   $6,160
             3rd      $103,000 $118,000  $100,000   $6,000   $6,490
             4th      $103,000 $124,000  $100,000   $6,000   $6,820
             5th      $103,000 $130,000  $100,000   $6,000   $7,150
             6th      $103,000 $136,000  $100,000   $6,000   $7,480
             7th      $103,000 $142,000  $100,000   $6,000   $7,810
             8th      $103,000 $148,000  $100,000   $6,000   $8,140
             9th      $ 98,560 $151,000  $100,000   $3,000   $8,305
             10th     $ 91,010 $152,000  $100,000   $1,000   $8,360

On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,140 (5.5% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 - $4,440). Your Net Income Credit Percentage equals 3% (6% - 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base

--------------------------------------------------------------------------------

($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 - $7,550). Your new Income Credit is 1% (6% -- 5%) of your
Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

On your 10th Contract anniversary, if your Maximum Annual Withdrawal Percentage is 5.5%, your new Maximum Annual Withdrawal Amount will be $8,360 (5.5% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $8,360 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

       APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO DECEMBER 26, 2012
--------------------------------------------------------------------------------


This Appendix provides information on the IncomeLOCK and IncomeLOCK Plus endorsements that were issued prior to December 26, 2012.


TABLE OF CONTENTS


            INCOMELOCK........................................  D-1
            Fee Tables........................................  D-1
            IncomeLOCK Features...............................  D-1
               Investment Restrictions........................  D-1
               IncomeLOCK Components..........................  D-3
               Calculation of the value of each component of
                 the Benefit..................................  D-3
               Cancellation of IncomeLOCK.....................  D-4
               Automatic Termination of IncomeLOCK............  D-4
            Fees and Charges..................................  D-4
            Surrender of Account Value........................  D-4
            Death Benefits....................................  D-6
               Spousal Beneficiary............................  D-6
               Non-Spousal Beneficiary........................  D-6

            INCOMELOCK PLUS...................................  D-6
            Fee Tables........................................  D-6
            IncomeLOCK Plus Features..........................  D-7
               Income Credit Options..........................  D-7
               Amounts Received under IncomeLOCK Plus.........  D-7
               Investment Restrictions........................  D-8
               Calculation of the Value of each Component of
                 the Benefit..................................  D-9
               Automatic Termination of IncomeLOCK Plus....... D-10

            LOANS............................................. D-10


INCOMELOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:


ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.


BENEFIT BASE -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the Maximum Annual Withdrawal Amount and the Protected Income Payment.

MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

MINIMUM WITHDRAWAL PERIOD -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.


FEE TABLE

 The IncomeLOCK fee is calculated as a percentage of the Benefit Base./1/


                      FEE PERIOD  MAXIMUM ANNUAL FEE RATE
                      ----------  -----------------------
                      All years            0.90%/2/

INCOMELOCK FEATURES

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65/th/ birthday to take your first withdrawal under the Living Benefit. The Maximum Annual Withdrawal Percentage is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%



Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

--------
/1/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/2/ For IncomeLOCK endorsements with an Endorsement Date prior to May 1, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.

--------------------------------------------------------------------------------


        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
                      Minimum      Short-Term Fixed Account
        Bond,                      Capital Conservation Fund
        Cash and       100%        Core Bond Fund
        Fixed         Maximum      Government Securities Fund
        Accounts                   Inflation Protected Fund
                                   International Government Bond
                                     Fund
                                   Money Market I Fund
                                   Money Market II Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury
                                     Fund
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
                      Minimum      American Beacon Holland Large
        Equity                       Cap Growth Fund
        Maximum         70%        Asset Allocation Fund
                      Maximum      Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/3/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
                      Minimum       Ariel Fund
        Limited                     Emerging Economies Fund /3/
        Equity          10%         Global Real Estate Fund
                      Maximum       Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-------------------------------------------------------
Multi-Year Fixed Option - 5 years
-------------------------------------------------------
Multi-Year Fixed Option - 7 years
-------------------------------------------------------
Multi-Year Fixed Option - 10 years
-------------------------------------------------------
SunAmerica 2020 High Watermark Fund (Not available for
new investments effective 8/31/12.)
-------------------------------------------------------


Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

IF YOU TAKE A LOAN AFTER YOUR INCOMELOCK ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For


--------
/3/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

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information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" section of this prospectus, including the section in the Appendix, and the "Federal Tax Matters" section of this prospectus.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components


The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                          MAXIMUM      INITIAL      MAXIMUM
                                           ANNUAL      MINIMUM       ANNUAL
                                         WITHDRAWAL   WITHDRAWAL   WITHDRAWAL
                                         PERCENTAGE     PERIOD     PERCENTAGE
                                           PRIOR        PRIOR          IF
                                           TO ANY       TO ANY     EXTENSION
   WITHDRAWAL                            EXTENSION    EXTENSION    IS ELECTED
   ----------                            ---------- -----------    ----------
   Before 5th Benefit Anniversary.......      5%       20 Years         5%
   On or after 5th Benefit Anniversary..      7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.     10%       10 Years         7%
   On or after 20th Benefit Anniversary.     10%       10 Years        10%
   On or after the Benefit Anniversary              Life of the
    following Contract owner's                         Contract
    65th birthday.......................      5%          Owner/4/      5%

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.


Fourth, we determine the Maximum Annual Withdrawal Amount ("MAWA"), which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable Maximum Annual Withdrawal Percentage ("MAWP") is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is


--------
/4/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% Maximum Annual Withdrawal Percentage ("MAWP") indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

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taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under this feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. Please see the summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals. For effects of withdrawals on the Minimum Withdrawal Period, see the "Surrender of Account Value" section of this prospectus.


Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.


We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.


Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;/5/ or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or


4. A withdrawal in excess of the 5% MAWA./6/


FEES AND CHARGES

The annualized fee for IncomeLOCK is calculated as 0.90% of the Benefit Base for all years in which the feature is in effect (0.70% for IncomeLOCK endorsements with an Endorsement Date prior to May 1, 2012 and 0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

SURRENDER OF ACCOUNT VALUE

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.


The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:


1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess

--------
/5/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

/6/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------

withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining Minimum Withdrawal Period.


Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of:
(a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.


The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE: Withdrawals reduce the Benefit Base as follows:


1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;


2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA"): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new Minimum Withdrawal Period on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD ("MWP"): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the

--------------------------------------------------------------------------------

   Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period


At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.


DEATH BENEFITS

Spousal Beneficiary


Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero),
(ii) continue this Contract and IncomeLOCK (except as noted below) or
(iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the Minimum Withdrawal Period and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.


Non-Spousal Beneficiary


Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the Minimum Withdrawal Period remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the Minimum Withdrawal Period and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.


INCOMELOCK PLUS

If you elected IncomeLOCK Plus prior to December 26, 2012, the following provisions are applicable to this feature. All other IncomeLOCK Plus provisions discussed in the prospectus above apply to your Living Benefit except the following:

FEE TABLES


The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./7/

--------
/7/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus Options" in the prospectus.

/8/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix B -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."
/9/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

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For Endorsement Dates of May 1, 2012 through December 25, 2012:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates prior to May 1, 2012:

            --------------------------------------------------------
                                                           MAXIMUM
                                                         ANNUALIZED
                                              MAXIMUM     FEE RATE
             NUMBER OF COVERED   INITIAL FEE   ANNUAL     DECREASE
                 PERSONS            RATE     FEE RATE/8/ OR INCREASE
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------

The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

Income Credit Options

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken. After the first 12 years, the Benefit Base may continue to be increased to lock in highest Anniversary Values.

In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus


The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" in the prospectus.

You may begin taking withdrawals as early as age 45. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 3.5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the Protected Income Payment Percentage, ranges from 3% to 4%. The MAWP and Protected Income Payment Percentage will vary based on (1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.


Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).


The applicable MAWP and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. THE FIRST PERCENTAGE REPRESENTS THE MAWP AND THE SECOND PERCENTAGE REPRESENTS THE PROTECTED INCOME PAYMENT PERCENTAGE FOR EACH OF THE OPTIONS SHOWN.


For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                      5.5% / 3%    5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                        5.5% / 4%    5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                     5% / 3%  4.5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                      5% / 4%  4.5% / 4%
             -----------------------------------------------------

--------------------------------------------------------------------------------


For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                        6% / 3%  5.5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                          6% / 4%  5.5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                   5.5% / 3%    5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                    5.5% / 4%    5% / 4%
             -----------------------------------------------------

Investment Restrictions

As long as the Living Benefit option remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio.

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:      30%/10/        Fixed Account Plus
                      Minimum        Short-Term Fixed Account
        Bond, Cash                   Capital Conservation Fund
        and            100%          Core Bond Fund
        Fixed         Maximum        Government Securities Fund
        Accounts                     Inflation Protected Fund
                                     International Government
                                       Bond Fund
                                     Money Market I Fund
                                     Money Market II Fund
                                     Strategic Bond Fund
                                     Vanguard Long-Term Investment
                                       Grade Fund
                                     Vanguard Long-Term
                                       Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
                      Minimum      American Beacon Holland Large
        Equity                       Cap Growth Fund
        Maximum         70%        Asset Allocation Fund
                      Maximum      Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/11/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------

/10/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)

/11/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
                      Minimum       Ariel Fund
        Limited                     Emerging Economies Fund/11/
        Equity          10%         Global Real Estate Fund
                      Maximum       Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

          -----------------------------------------------------------
          Multi-Year Fixed Option - 3 years
          -----------------------------------------------------------
          -----------------------------------------------------------
          Multi-Year Fixed Option - 5 years
          -----------------------------------------------------------
          -----------------------------------------------------------
          Multi-Year Fixed Option - 7 years
          -----------------------------------------------------------
          -----------------------------------------------------------
          Multi-Year Fixed Option - 10 years
          -----------------------------------------------------------
          -----------------------------------------------------------
          SunAmerica 2020 High Watermark Fund (Not available for new investments effective 8/31/12.)
          -----------------------------------------------------------


Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was May 1, 2012 through December 25, 2012. The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. Please see the "IncomeLOCK Plus Features -- Automatic Rebalancing Program" section of the prospectus for additional details of the automatic rebalancing program.

Please see the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in the prospectus for information about your Living Benefit.


CALCULATION OF THE VALUE OF EACH COMPONENT OF THE BENEFIT


The calculation of the initial Benefit Base for IncomeLOCK Plus with Endorsement Dates prior to December 26, 2012 is set forth below. The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit, the Maximum Annual Withdrawal Amount and Excess Withdrawals, is calculated as set forth in the section of the prospectus titled "IncomeLOCK Plus--Calculation of the Value of each Component of the Benefit."

First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:


1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

--------------------------------------------------------------------------------


Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.


Please see the "IncomeLOCK Plus Features -- Cancellation of IncomeLOCK Plus" for information on how you may cancel your Living Benefit.


Automatic Termination of IncomeLOCK Plus


In addition to the termination events discussed in the prospectus in the section titled "IncomeLOCK Plus Features -- Automatic Termination of IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:


1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

LOANS


If you elected IncomeLOCK or IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR

FOR SERIES 1.20 TO 13.20                                      December 26, 2012


PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated December 26, 2012, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS              PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    High Yield Bond Fund                SunAmerica 2020 High Watermark Fund*
Dividend Value Fund                 International Opportunities Fund    Vanguard Lifestrategy Conservative Growth Fund
Dynamic Allocation Fund             Large Cap Value Fund                Vanguard Lifestrategy Growth Fund
Emerging Economies Fund             Mid Cap Growth Fund                 Vanguard Lifestrategy Moderate Growth Fund
Foreign Value Fund                  Mid Cap Value Fund                  Vanguard Long-Term Investment-Grade Fund
Global Real Estate Fund             Moderate Growth Lifestyle Fund      Vanguard Long-Term Treasury Fund
Global Social Awareness Fund        Money Market II Fund                Vanguard Wellington Fund
Global Strategy Fund                Small Cap Growth Fund               Vanguard Windsor II Fund
Government Securities Fund          Small Cap Value Fund
Growth Fund                         Socially Responsible Fund           * closed to new investments
Growth & Income Fund                Strategic Bond Fund
Health Sciences Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                  PAGE
                                                                  ----

GLOSSARY OF TERMS................................................   3

FEE TABLES.......................................................   5

HIGHLIGHTS.......................................................   8

GENERAL INFORMATION..............................................   9
   About the Contracts...........................................   9
   About VALIC...................................................  10
   American Home Assurance Company...............................  10
   About VALIC Separate Account A................................  10
   Units of Interest.............................................  11
   Distribution of the Contracts.................................  11

FIXED AND VARIABLE ACCOUNT OPTIONS...............................  11
   Fixed Account Options.........................................  11
   Variable Account Options......................................  12

PURCHASE PERIOD..................................................  16
   Account Establishment.........................................  16
   When Your Account Will Be Credited............................  17
   Purchase Units................................................  17
   Calculation of Value for Fixed Account Options................  17
   Calculation of Value for Variable Account Options.............  18
   Premium Enhancement Credit....................................  18
   Stopping Purchase Payments....................................  18

OPTIONAL LIVING BENEFITS.........................................  19
   Living Benefit Defined Terms..................................  19
   IncomeLOCK(R) Plus Features...................................  20
   IncomeLOCK Plus Options.......................................  23

TRANSFERS BETWEEN INVESTMENT OPTIONS.............................  26
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers...............................  26
   Communicating Transfer or Reallocation Instructions...........  27
   Effective Date of Transfer....................................  28
   Transfers During the Payout Period............................  28

FEES AND CHARGES.................................................  28
   Account Maintenance Charge....................................  28
   Surrender Charge..............................................  28
       Amount of Surrender Charge................................  28
       10% Free Withdrawal.......................................  29
       Exceptions to Surrender Charge............................  29
   Premium Tax Charge............................................  29
   Separate Account Charges......................................  29
       Reduction or Waiver of Account Maintenance,
        Surrender, or Separate Account Charges...................  29
   Separate Account Expense Reimbursements or Credits............  30
   Market Value Adjustment ("MVA")...............................  30
   Optional Living Benefit Fees..................................  31
   Other Charges.................................................  31

PAYOUT PERIOD....................................................  31
   Fixed Payout..................................................  31
   Assumed Investment Rate.......................................  32
   Variable Payout...............................................  32
   Combination Fixed and Variable Payout.........................  32
   Partial Annuitization.........................................  32
   Payout Date...................................................  32
   Payout Options................................................  33
   Payout Information............................................  33

                                                                  PAGE
                                                                  ----

SURRENDER OF ACCOUNT VALUE.......................................  34
   When Surrenders Are Allowed...................................  34
   Surrender Process.............................................  34
   Amount That May Be Surrendered................................  34
   Surrender Restrictions........................................  34
   Partial Surrenders............................................  35
   Systematic Withdrawals........................................  35
   Distributions Required by Federal Tax Law.....................  35
   Living Benefits...............................................  35

EXCHANGE PRIVILEGE...............................................  37

DEATH BENEFITS...................................................  37
   The Process...................................................  37
   Beneficiary Information.......................................  37
       Spousal Beneficiaries.....................................  37
       Beneficiaries Other Than Spouses..........................  38
   Special Information for Individual Nonqualified Contracts.....  38
   During the Purchase Period....................................  38
   Interest Guaranteed Death Benefit.............................  38
   Standard Death Benefit........................................  39
   During the Payout Period......................................  39
   IncomeLOCK Plus...............................................  40

OTHER CONTRACT FEATURES..........................................  40
   Changes That May Not Be Made..................................  40
   Change of Beneficiary.........................................  40
   Contingent Owner..............................................  40
   Cancellation -- The 21 Day "Free Look"........................  41
   We Reserve Certain Rights.....................................  41
   Relationship to Employer's Plan...............................  41

VOTING RIGHTS....................................................  41
   Who May Give Voting Instructions..............................  41
   Determination of Fund Shares Attributable to Your Account.....  41
       During the Purchase Period................................  41
       During the Payout Period or after a Death Benefit
        Has Been Paid............................................  41
   How Fund Shares Are Voted.....................................  41

FEDERAL TAX MATTERS..............................................  42
   Types of Plans................................................  42
   Tax Consequences in General...................................  42

LEGAL PROCEEDINGS................................................  44

FINANCIAL STATEMENTS.............................................  44

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.........  45

APPENDIX A -- SELECTED PURCHASE UNIT DATA........................ A-1

APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF
  INCOMELOCK PLUS FEE............................................ B-1

APPENDIX C -- INCOMELOCK PLUS EXAMPLES........................... C-1

APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO DECEMBER 26,
  2012........................................................... D-1

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

      ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

      ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

      ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

      ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

      BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

      BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

      CODE -- the Internal Revenue Code of 1986, as amended.

      CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

      DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

      FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.


      GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits are not available with GPA or GPS.


      HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.


      LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. The Living Benefit offered in this prospectus, IncomeLOCK(R) Plus, is available for an additional fee. IncomeLOCK(R) is no longer offered. See "Appendix D" for information on IncomeLOCK and on IncomeLOCK Plus endorsements issued prior to December 26, 2012.


      MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

      PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

      PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

      PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

      PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

      PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

      PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

      PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

      PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

      PURCHASE UNIT -- a unit of interest owned by you in your Variable Account Option.

--------------------------------------------------------------------------------

      SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

      VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

      VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions available under the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 CONTRACT OWNER/PARTICIPANT TRANSACTION EXPENSES

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $75
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 SEPARATE ACCOUNT CHARGES


                                                                                                      $3.75
                                                                                                       Per
Variable Account Option Maintenance Charge (2)                                                       Quarter
-------------------------------------------------------------------------------------------------------------
                                                                                                      Annual
                                                                                                     Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (3)             Account
(as a percentage of assets invested):                                                                Fee (%)
-------------------------------------------------------------------------------------------------------------
   VALIC COMPANY I FUNDS (34 FUNDS) (4)                                                                0.80
-------------------------------------------------------------------------------------------------------------
   VALIC COMPANY II FUNDS (15 FUNDS) (4)                                                               0.55
-------------------------------------------------------------------------------------------------------------
   PUBLIC FUNDS
-------------------------------------------------------------------------------------------------------------
       American Beacon Holland Large Cap Growth Fund (formerly, the Lou Holland Growth Fund)           0.80
-------------------------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                                         0.80
-------------------------------------------------------------------------------------------------------------
       Ariel Fund                                                                                      0.80
-------------------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund                                                   0.80
-------------------------------------------------------------------------------------------------------------
       SunAmerica 2020 High Watermark Fund, Class I (closed to new investments)                        1.05
-------------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                                 1.05
-------------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                              1.05
-------------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                                     1.05
-------------------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                                       0.80
-------------------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                               0.80
-------------------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                                       1.05
-------------------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                                       1.05
-------------------------------------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(5)

 NUMBER OF COVERED PERSONS  INITIAL ANNUAL FEE RATE MAXIMUM ANNUAL FEE RATE(6)
 -------------------------  ----------------------- --------------------------
 For One Covered Person              1.10%                     2.20%
 For Two Covered Persons             1.35%                     2.70%

 UNDERLYING MUTUAL FUND EXPENSES

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
---------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.15%   1.77%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------
 FOOTNOTES TO THE FEE TABLES

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (2) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (3) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (4) See cover page for a list of the VALIC Company I and VALIC Company II Variable Account Options offered by this prospectus.

 (5) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "Optional Living Benefits -- IncomeLOCK Plus." See "Appendix D" if you purchased your Living Benefit prior to December 26, 2012.


 (6) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula and examples of how the fee is calculated, see Appendix B.


                                MINIMUM ANNUAL MAXIMUM ANNUALIZED FEE RATE
     NUMBER OF COVERED PERSONS     FEE RATE       DECREASE OR INCREASE*
     ---------------------------------------------------------------------
     One Covered Person             0.60%               +/-0.25%
     ---------------------------------------------------------------------
     Two Covered Persons            0.60%               +/-0.25%
     ---------------------------------------------------------------------

        * The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.

--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 1.05%, investment in a Variable Account Option with the highest total expenses (1.77%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $874  $2,091  $3,170   $5,391


(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $420  $1,648  $2,732   $5,391



The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.55%, investment in a Variable Account Option with the lowest total expenses (0.15%), and that the IncomeLock Plus feature is not elected.


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $542   $729    $900     $894


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $73    $229    $400     $894


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

FOR PURCHASE UNIT DATA FOR EACH OF THE VARIABLE ACCOUNT OPTIONS OFFERED BY THIS PROSPECTUS, WHICH INCLUDES ANNUAL BEGINNING AND ENDING UNIT VALUES AND THE NUMBER OF UNITS OUTSTANDING AT THE END OF EACH PERIOD, SEE "APPENDIX A -- SELECTED PURCHASE UNIT DATA."

HIGHLIGHTS
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The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 21 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 1.05% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


LIVING BENEFITS: You may elect, for an additional fee, IncomeLOCK Plus, an optional Living Benefit offered in your Contract. IncomeLOCK Plus is a guaranteed minimum withdrawal benefit, and may be elected only on your original Contract issue date. If you elect IncomeLOCK Plus, you may not terminate the Living Benefit until the 5th Benefit Year anniversary. The Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits." See "Appendix D" if your Living Benefit was issued prior to December 26, 2012.

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

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LOANS: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Please note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.
 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
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ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

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ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.


On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). On January 14, 2011, AIG completed a series of integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under the FRBNY Credit Facility, and the facility was terminated. As a result of the Recapitalization, AIG was controlled by the Department of Treasury. As of December 14, 2012, the Department of Treasury sold its remaining shares of AIG Common Stock.

These transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.


AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

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VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

The principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("Distributor"), an affiliate of the Company. The Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments.

Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment.

In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

FIXED AND VARIABLE ACCOUNT OPTIONS
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The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the

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claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). Please see your Contract for
                                  minimum investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. Please see your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect a Living Benefit, as described in the Investment Restrictions section of "Optional Living Benefits" below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Internal Revenue Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser.
PLEASE SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT OBJECTIVE, STRATEGIES AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

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Please refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management Corp. ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

DOMESTIC LARGE-CAP EQUITY ASSET CLASS

 American Beacon Holland  Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Large Cap Growth Fund   Advisers, Inc.                                     Sub-Adviser: Columbia
                          Sub-Adviser: Holland                                 Management Investment
                           Capital Management, LP                              Advisors, LLC
                                                                               ("Columbia Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: Invesco
                           Price Associates, Inc.                              Advisers, Inc.
                           ("T. Rowe Price")                                   ("Invesco") and
                                                                               SunAmerica

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: Boston
                           Hanley, Mewhinney &                                 Company and Janus
                           Strauss, LLC ("Barrow                               Capital Management, LLC
                           Hanley")

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: The Boston                             Sub-Adviser: SunAmerica
                           Company Asset
                           Management, LLC
                           ("Boston Company")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,
                           LLC ("BlackRock")         Stock Index Fund         Adviser: VALIC
                                                                              Sub-Adviser: SunAmerica

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company, LLP
                                                                               ("Wellington
                                                                               Management")

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VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------
 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Armstrong,
                          Sub-Adviser: SunAmerica                              Shaw Associates, Inc.;
                                                                               Barrow Hanley; Hotchkis
 Growth Fund              Adviser: VALIC                                       and Wiley Capital
                          Sub-Adviser: American                                Management, LLC; Lazard
                           Century Investment                                  Asset Management LLC;
                           Management, Inc.                                    Sanders Capital, LLC;
                           ("American Century")                                and The Vanguard Group,
                                                                               Inc. ("Vanguard")

DOMESTIC MID-CAP EQUITY ASSET CLASS

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Morgan
                                                                               Stanley Investment
 Mid Cap Growth Fund      Adviser: VALIC                                       Management, Inc. and
                          Sub-Adviser: Columbia                                RCM Capital Management,
                           Management                                          LLC ("RCM")

 Mid Cap Index Fund       Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Advisers: Robeco
                                                                               Investment Management,
                                                                               Inc., Tocqueville Asset
                                                                               Management, L.P. and
                                                                               Wellington Management

DOMESTIC SMALL-CAP EQUITY ASSET CLASS

 Ariel Fund               Adviser: Ariel             Small Cap Special        Adviser: VALIC
                          Investments, LLC             Values Fund            Sub-Advisers: Dreman
                                                                               Value Management, LLC
 Small Cap Aggressive     Adviser: VALIC                                       and Wells Capital
   Growth Fund            Sub-Adviser: RS                                      Management Incorporated
                           Investment Management                               ("Wells Capital")
                           Co. LLC

 Small Cap Fund           Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Advisers: Invesco,                              Sub-Advisers: Century
                           T. Rowe Price and                                   Capital Management, LLC
                           Bridgeway Capital                                   and Wells Capital
                           Management, LLC

 Small Cap Growth Fund    Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Adviser: JPMIM                                  Sub-Advisers: JP Morgan
                                                                               Investment Management
                                                                               Inc. ("JPMIM") and
 Small Cap Index Fund     Adviser: VALIC                                       Metropolitan West
                          Sub-Adviser: SunAmerica                              Capital Management, LLC

GLOBAL EQUITY ASSET CLASS (INTERNATIONAL AND DOMESTIC)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Advisers: Franklin
                           Investments, LLC                                    Advisers, Inc. and
                           ("PineBridge")                                      Templeton Investment
                                                                               Counsel, LLC

INTERNATIONAL EQUITY ASSET CLASS

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
                          Sub-Adviser: JPMIM           Fund                   Sub-Advisers: American
                                                                               Century, Invesco and
 Foreign Value Fund       Adviser: VALIC                                       Massachusetts Financial
                          Sub-Adviser: Templeton                               Services Company ("MFS")
                           Global Advisors Ltd.

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VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------
 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      Opportunities Fund     Sub-Adviser: MFS and UBS
                                                                               Global Asset Management
                                                                               (Americas) Inc.

SPECIALTY ASSET CLASS

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           and Goldman Sachs Asset     Fund
                           Management, L.P.

 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe
                          Price                                                Price, RCM and
                                                                               Wellington Management

HYBRID ASSET CLASS (EQUITY AND FIXED INCOME)

 Aggressive Growth        Adviser: VALIC             SunAmerica 2020 High     Adviser: VALIC
   Lifestyle Fund         Sub-Adviser: PineBridge      Watermark Fund*        Sub-Adviser: SunAmerica

 Asset Allocation Fund    Adviser: VALIC             Vanguard LifeStrategy    The LifeStrategy Funds
                          Sub-Adviser: PineBridge      Conservative Growth    do not employ an
                                                       Fund                   investment advisor, but
                                                                              benefit from the
                                                                              investment advisory
                                                                              services provided to the
 Conservative Growth      Adviser: VALIC             Vanguard LifeStrategy    underlying funds in
   Lifestyle Fund         Sub-Adviser: PineBridge      Growth Fund            which they invest. The
                                                                              investment advisors to
 Dynamic Allocation Fund  Adviser: VALIC             Vanguard LifeStrategy    the underlying funds are
                          Sub-Advisers:                Moderate Growth Fund   Vanguard and Mellon
                           AllianceBernstein L.P.                             Capital Management
                           and SunAmerica                                     Corporation.

 Moderate Growth          Adviser: VALIC             Vanguard Wellington Fund Adviser: Wellington
   Lifestyle Fund         Sub-Adviser: PineBridge                              Management

FIXED INCOME ASSET CLASS

 Capital Conservation     Adviser: VALIC             Money Market I Fund      Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Money Market II Fund     Adviser: VALIC
                          Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Government Securities    Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   Fund                   Sub-Advisers: JPMIM and                             Sub-Adviser: PineBridge
                           SunAmerica

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Adviser: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management
                           Management
                                                     Vanguard Long-Term       Adviser: Vanguard
                                                       Treasury Fund

 Inflation Protected Fund Adviser: VALIC
                          Sub-Adviser: PineBridge

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge

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* closed to new investments

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The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. PLEASE SEE THE VALIC COMPANY I PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.


Effective October 1, 2011, the Global Equity Fund changed its name to the Emerging Economies Fund, and the International Growth I Fund changed its name to the International Growth Fund. On March 23, 2012, the Lou Holland Growth Fund was merged into the American Beacon Holland Large Cap Growth Fund. On
May 1, 2012, the International Small Cap Equity Fund changed its name to the International Opportunities Fund. A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

PURCHASE PERIOD
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The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide

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certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit Values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (EQUALS)
             All Purchase Payments made to the Fixed Account Options
         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

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CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Money Market I or II Fund, will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS


You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

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If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

OPTIONAL LIVING BENEFITS
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You may elect, for an additional fee, the IncomeLOCK Plus Living Benefit, which is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you purchased a Living Benefit prior to December 26, 2012, see "Appendix D" for a description of your Living Benefit.

An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.


LIVING BENEFIT DEFINED TERMS


ANNIVERSARY VALUE -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.


BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period.

INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

INCOME CREDIT PERCENTAGE -- a percentage (either 6% or 8%, as selected by you) used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

PROTECTED INCOME PAYMENT -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

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INCOMELOCK PLUS FEATURES


IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit.


Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year. For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

For IncomeLOCK +6 or IncomeLOCK +8, after the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary


If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.


You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) the income option you selected (for IncomeLOCK +6 only), (3) whether there are one or two Covered Persons, and (4) the age of the Covered Person(s) at the time of the first withdrawal. For IncomeLOCK +6, the percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. For IncomeLOCK +8, the percentage of the Benefit Base that is guaranteed by the Living Benefit ranges from 3.25% to 4.75%. Please see the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this prospectus for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).


Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.


The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.


If you purchased your Living Benefit prior to December 26, 2012, see Appendix D for more information regarding your investment restrictions.

      INVESTMENT
         GROUP           INVESTMENT RESTRICTIONS   VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
--------------------------------------------------------------------------------------------------
Group A: Bond, Cash and       30%-Minimum            Fixed Account Plus
Fixed Accounts                                       Short-Term Fixed Account
                              100%-Maximum           Capital Conservation Fund
                                                     Core Bond Fund
                                                     Government Securities Fund
                                                     Inflation Protected Fund
                                                     International Government Bond Fund
                                                     Money Market I Fund
                                                     Money Market II Fund
                                                     Strategic Bond Fund
                                                     Vanguard Long-Term Investment Grade Fund
                                                     Vanguard Long-Term Treasury Fund
--------------------------------------------------------------------------------------------------

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      INVESTMENT
         GROUP           INVESTMENT RESTRICTIONS   VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-                        -
Group B: Equity Maximum       0%-Minimum           Aggressive Growth Lifestyle Fund
                                                   American Beacon Holland Large Cap Growth Fund
                              70%-Maximum          Asset Allocation Fund
                                                   Blue Chip Growth Fund
                                                   Broad Cap Value Income Fund
                                                   Capital Appreciation Fund
                                                   Conservative Growth Lifestyle Fund
                                                   Core Equity Fund
                                                   Dividend Value Fund
                                                   Dynamic Allocation Fund
                                                   Foreign Value Fund
                                                   Global Social Awareness Fund
                                                   Global Strategy Fund
                                                   Growth Fund
                                                   Growth & Income Fund
                                                   High Yield Bond Fund
                                                   International Equities Fund
                                                   International Growth Fund
                                                   Large Cap Core Fund
                                                   Large Capital Growth Fund
                                                   Large Cap Value Fund
                                                   Mid Cap Index Fund
                                                   Mid Cap Value Fund
                                                   Moderate Growth Lifestyle Fund
                                                   Socially Responsible Fund
                                                   Stock Index Fund
                                                   Value Fund
                                                   Vanguard LifeStrategy Conservative Growth Fund
                                                   Vanguard LifeStrategy Growth Fund
                                                   Vanguard LifeStrategy Moderate Growth Fund
                                                   Vanguard Wellington Fund
                                                   Vanguard Windsor II Fund
--------------------------------------------------------------------------------------------------

Group C: Limited Equity       0%-Minimum           Ariel Appreciation Fund
                                                   Ariel Fund
                              10%-Maximum          Emerging Economies Fund
                                                   Global Real Estate Fund
                                                   Health Sciences Fund
                                                   International Opportunities Fund
                                                   Invesco Balanced-Risk Commodity Strategy Fund
                                                   Mid Cap Growth Fund
                                                   Mid Cap Strategic Growth Fund
                                                   Nasdaq-100(R) Index Fund
                                                   Science and Technology Fund
                                                   Small Cap Aggressive Growth Fund
                                                   Small Cap Fund
                                                   Small Cap Growth Fund
                                                   Small Cap Index Fund
                                                   Small Cap Special Values Fund
                                                   Small Cap Value Fund
                                                   Small-Mid Growth Fund

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Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
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Multi-Year Fixed Option - 5 years
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Multi-Year Fixed Option - 7 years
-------------------------------------------------------
Multi-Year Fixed Option - 10 years
-------------------------------------------------------
SunAmerica 2020 High Watermark Fund (Not available for
new investments effective 8/31/12.)
-------------------------------------------------------

Automatic Allocation to Fixed Account Plus


The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.


Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.


Additional Important Information Applicable to IncomeLOCK Plus

IF YOU ELECT INCOMELOCK PLUS, YOU WILL NOT BE ABLE TO TAKE A LOAN WHILE THIS LIVING BENEFIT IS IN EFFECT. YOU WILL NEED TO WAIT UNTIL AFTER THE 5TH BENEFIT YEAR ANNIVERSARY (THE EARLIEST INCOMELOCK PLUS TERMINATION DATE), TERMINATE INCOMELOCK PLUS AND THEN TAKE A LOAN. WHEN YOU TERMINATE INCOMELOCK PLUS, YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE.


Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.


IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Please note that these features and/or their components may not be available in your state. IncomeLOCK is no longer offered with the Contract. See "Appendix D" for information on IncomeLOCK and on IncomeLOCK Plus

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endorsements issued prior to December 26, 2012. On and after December 26, 2012, IncomeLOCK Plus is not available for new enrollments under plans which are subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Please check with your financial advisor for availability and any additional restrictions.


LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH CONTRIBUTORY QUALIFIED PLANS (401(K), 403(B), 457) OR IRAS (TRADITIONAL OR ROTH IRAS AND SEPS) IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.


INCOMELOCK PLUS OPTIONS


You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you elected IncomeLOCK Plus prior to December 26, 2012, see "Appendix D" for additional information.

IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. These options are more fully described below. See "Appendix C -- IncomeLOCK Plus Examples" for examples demonstrating the operation of IncomeLOCK +6 and IncomeLOCK +8 options.


Both Income Credit Options lock in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. If you elect IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. If you elect IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.


Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

IF YOU ELECT ONE COVERED PERSON:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

IF YOU ELECT TWO COVERED PERSONS:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

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(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

IF YOU ELECT ONE COVERED PERSON:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

IF YOU ELECT TWO COVERED PERSONS:

  .   The Contract Owner and the 100% spousal primary beneficiary

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  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

IF YOU ELECT ONE COVERED PERSON:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

IF YOU ELECT TWO COVERED PERSONS:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).

Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.


The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.


                                 INCOMELOCK +6


-----------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
     AGE OF COVERED PERSON AT FIRST         INCOME     INCOME       INCOME       CUSTOM
              WITHDRAWAL                   OPTION 1   OPTION 2     OPTION 3    ALLOCATION
-----------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.5% / 3%* 5.5% / 3%* 3.75% for Life 4.5% /3%*
-----------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4%  6.5% / 3%   5% for Life   4.5% / 4%
-----------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)   5% / 3%*   5% / 3%*  3.25% for Life  4% / 3%*
-----------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)     5% / 4%    6% / 3%   4.5% for Life   4% / 4%
-----------------------------------------------------------------------------------------


 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday (on or after the younger Covered Person's 65/th/ birthday, if two Covered Persons are elected).


                                 INCOMELOCK +8

      --------------------------------------------------------------------
                                                      MAXIMUM ANNUAL
              NUMBER OF COVERED PERSONS           WITHDRAWAL PERCENTAGE
                         AND                               AND
      AGE OF COVERED PERSON AT FIRST WITHDRAWAL  PROTECTED INCOME PAYMENT
      --------------------------------------------------------------------
      One Covered Person (Age 64 and Younger)         3.75% for Life
      --------------------------------------------------------------------
      One Covered Person (Age 65 and Older)           4.75% for Life
      --------------------------------------------------------------------
      Two Covered Persons (Age 64 and Younger)        3.25% for Life
      --------------------------------------------------------------------
      Two Covered Persons (Age 65 and Older)          4.25% for Life
      --------------------------------------------------------------------

--------------------------------------------------------------------------------


Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. See "Appendix D" if you purchased IncomeLOCK Plus prior to December 26, 2012.


First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.


The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

If you elect IncomeLOCK +6, the Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

--------------------------------------------------------------------------------


Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. Please see "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

--------------------------------------------------------------------------------


  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for

--------------------------------------------------------------------------------

any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
--------------------------------------------------------------------------------

By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK Plus


  .   Other Charges


These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

AMOUNT OF SURRENDER CHARGE

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

--------------------------------------------------------------------------------


10% FREE WITHDRAWAL

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.55% to 1.05% during the Purchase Period and 0.75% to 1.25% during the Payout Period depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE, SURRENDER, OR SEPARATE ACCOUNT
CHARGES

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

--------------------------------------------------------------------------------


  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently

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from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

INCOMELOCK PLUS

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.

                                                               MAXIMUM
                                                              ANNUALIZED
                                  INITIAL  MAXIMUM  MINIMUM    FEE RATE
                                   ANNUAL   ANNUAL   ANNUAL    DECREASE
       NUMBER OF COVERED PERSONS  FEE RATE FEE RATE FEE RATE OR INCREASE*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

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* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables". For the formula and examples of how the fee is calculated, see Appendix B.


We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
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The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

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  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
   (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

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  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the Statement of Additional Information.

SURRENDER OF ACCOUNT VALUE
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WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.

SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

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(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

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Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

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Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year. If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

INCOMELOCK PLUS

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT (MAWA): The MAWA is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the MAWA for that year, the MAWA will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the MAWA will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated MAWA is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous MAWA.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining MAWA for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see "If your Account Value is Reduced to Zero" below.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining MAWA. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS WILL TERMINATE.

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If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

LATEST ANNUITY DATE

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the MAWA is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service.

EXCHANGE PRIVILEGE
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From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
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The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

SPOUSAL BENEFICIARIES

A spousal Beneficiary may receive death benefits as shown above; or

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In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

BENEFICIARIES OTHER THAN SPOUSES

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payment.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in New York. This Contract provision was not available in Florida for Contracts issued prior to March 5, 2012. In Florida, for Contract issued on or after March 5, 2012 (1) that are individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan), the interest guaranteed death benefit is payable if death occurs prior to age 70, and (2) that are issued in connection with an employer-sponsored retirement plan, the interest guaranteed death benefit is not available. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.

The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

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Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC
            OR
            100% of Purchase Payments invested in Variable
            Account Options
        -   (MINUS)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Option
        +   (PLUS)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York, or any other state where the interest guaranteed death benefit is not available.

In Florida, the standard death benefit is payable if death occurs at any age if the Contract is issued in connection with an employer-sponsored retirement plan. If death occurs on or after age 70 in an individual nonqualified Contract, IRA or Roth IRA (outside of an employer-sponsored retirement plan), the standard death benefit feature is payable.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (MINUS)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (PLUS)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. Please see the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may

--------------------------------------------------------------------------------

      choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

OTHER CONTRACT FEATURES
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CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

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CANCELLATION -- THE 21 DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 21 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
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As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

DURING THE PURCHASE PERIOD

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING THE PAYOUT PERIOD OR AFTER A DEATH BENEFIT HAS BEEN PAID

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds

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for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
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The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation. The information below is not intended as tax advice to any individual.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts, and effective for tax years beginning after 2010, eligible 457(b) Roth accounts, pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to

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Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The PPA created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments made directly to insurer up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 401(f), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds. As referenced previously, in 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where Purchase Payments under a variable annuity Contract are invested in publicly available Mutual Funds, the Contract Owner should be treated as the owner of the Mutual Fund shares, and deferred tax treatment under the Contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written

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plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.

LEGAL PROCEEDINGS
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There are no pending legal proceedings against the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation related to their respective business operations. Additionally and pending at this time is a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 brought by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards") brought against VALIC in 2009 (Civil Action No. 09-C-2104). The WV Boards seek a declaration that would prevent VALIC from enforcing withdrawal restrictions in their respective fixed annuity contracts. In 2012, the WV Boards amended their lawsuit for money damages. As of December 26, 2012, the Company believes it is not likely that contingent liabilities arising from these lawsuits will have a material adverse effect on the financial condition of the Company.


FINANCIAL STATEMENTS
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Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
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                                                               PAGE
                                                               ----
            General Information...............................   3
            Federal Tax Matters...............................   3
               Tax Consequences of Purchase Payments..........   3
               Tax Consequences of Distributions..............   6
               Special Tax Consequences -- Early Distribution.   7
               Special Tax Consequences --
                 Required Distributions.......................   8
               Tax Free Rollovers, Transfers and Exchanges....  10
               Effect of Tax-Deferred Accumulations...........  11
            Exchange Privilege................................  12
               Exchanges From Independence Plus Contracts.....  12
               Exchanges From V-Plan Contracts................  13
               Exchanges From SA-1 and SA-2 Contracts.........  14
               Exchanges From Impact Contracts................  16
               Exchanges From Compounder Contracts............  16
               Information That May Be Applicable To
                 Any Exchange.................................  17

                                                                 PAGE
                                                                 ----
          Calculation of Surrender Charge.......................  18
             Illustration of Surrender Charge on
               Total Surrender..................................  18
             Illustration of Surrender Charge on a 10% Partial
               Surrender Followed by a Full Surrender...........  18
          Purchase Unit Value...................................  19
             Illustration of Calculation of Purchase Unit Value.  19
             Illustration of Purchase of Purchase Units.........  20
          Calculation of MVA Option.............................  20
          Payout Payments.......................................  21
             Assumed Investment Rate............................  21
             Amount of Payout Payments..........................  21
             Payout Unit Value..................................  22
             Illustration of Calculation of Payout Unit Value...  22
             Illustration of Payout Payments....................  22
          Distribution of Variable Annuity Contracts............  22
          Experts...............................................  23
          Comments on Financial Statements......................  23

                   APPENDIX A -- SELECTED PURCHASE UNIT DATA
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Purchase units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.*


                                                                    NUMBER OF
                                                   UNIT     UNIT      UNITS
                                                 VALUE AT   VALUE  OUTSTANDING
                                                 BEGINNING AT END   AT END OF
 FUND NAME                                  YEAR  OF YEAR  OF YEAR     YEAR
 ---------                                  ---- --------- ------- ------------
 VALIC COMPANY I
   Asset Allocation Fund (Division 5)       2011   5.888    5.895    3,029,788
                                            2010   5.180    5.888    2,746,725
                                            2009   4.225    5.180    2,642,382
                                            2008   5.467    4.225    2,229,129
                                            2007   5.184    5.467    2,377,154
                                            2006   4.676    5.184    2,587,780
                                            2005   4.545    4.676    2,347,052
                                            2004   4.223    4.545    2,763,735
                                            2003   3.557    4.223    1,197,046
                                            2002   3.956    3.557    1,074,736
   Blue Chip Growth Fund (Division 72)      2011   0.980    0.987   68,858,835
                                            2010   0.850    0.980   85,079,813
                                            2009   0.599    0.850  149,343,628
                                            2008   1.057    0.599  121,401,907
                                            2007   0.942    1.057   26,745,363
                                            2006   0.863    0.942   19,213,662
                                            2005   0.826    0.868   11,462,143
                                            2004   0.764    0.826    6,768,256
                                            2003   0.595    0.764    3,885,796
                                            2002   0.793    0.595    2,215,965
   Broad Cap Value Income Fund
    (Division 75)                           2011   1.070    1.079    4,630,772
                                            2010   0.942    1.070    3,600,540
                                            2009   0.758    0.942    3,646,121
                                            2008   1.166    0.758    3,526,886
                                            2007   1.153    1.166    3,939,724
                                            2006   1.011    1.153    3,553,051
   Capital Conservation Fund (Division 7)   2011   3.438    3.643   10,330,789
                                            2010   3.213    3.438    8,481,323
                                            2009   2.918    3.213    6,330,564
                                            2008   3.032    2.918    6,130,802
                                            2007   2.949    3.032   10,912,202
                                            2006   2.844    2.949   12,126,261
                                            2005   2.817    2.844    6,750,984
                                            2004   2.731    2.817    4,379,224
                                            2003   2.644    2.731    1,348,629
                                            2002   2.446    2.644    1,072,328
   Core Equity Fund (Division 15)           2011   2.119    2.092   17,481,863
                                            2010   1.893    2.119   18,841,998
                                            2009   1.547    1.893   20,044,985
                                            2008   2.479    1.547   20,940,813
                                            2007   2.426    2.479   24,019,431
                                            2006   2.189    2.426   25,973,836
                                            2005   2.123    2.189   26,750,447
                                            2004   1.980    2.123   28,464,512
                                            2003   1.574    1.980   19,470,281
                                            2002   2.038    1.574   18,853,525
   Dividend Value Fund (Division 21)        2011   1.672    1.794   34,436,195
                                            2010   1.478    1.672   23,966,078
                                            2009   1.252    1.478   22,646,853
                                            2008   1.948    1.252   18,379,431
                                            2007   1.973    1.948   26,965,273
                                            2006   1.698    1.973   29,596,738
                                            2005   1.637    1.698   20,636,771
                                            2004   1.463    1.637   25,071,204
                                            2003   1.141    1.463   22,738,226
                                            2002   1.430    1.141   20,786,632

                                                                    NUMBER OF
                                                   UNIT     UNIT      UNITS
                                                 VALUE AT   VALUE  OUTSTANDING
                                                 BEGINNING AT END   AT END OF
 FUND NAME                                  YEAR  OF YEAR  OF YEAR     YEAR
 ---------                                  ---- --------- ------- ------------
   Emerging Economies Fund
    (Division 87)                           2011   1.001    0.864   51,191,137
                                            2010   0.907    1.001   45,372,388
                                            2009   0.705    0.907   48,075,251
                                            2008   1.319    0.705   50,955,540
                                            2007   1.219    1.319   59,675,090
                                            2006   1.065    1.219   62,815,066
   Foreign Value Fund (Division 89)         2011   1.158    1.000  191,379,130
                                            2010   1.085    1.158  202,902,133
                                            2009   0.742    1.085  162,783,774
                                            2008   1.350    0.742  133,656,004
                                            2007   1.224    1.350  159,603,928
                                            2006   1.066    1.224  133,705,192
   Global Real Estate Fund (Division 101)   2011   0.988    0.901   38,784,368
                                            2010   0.842    0.988   41,079,916
                                            2009   0.644    0.842           --
                                            2008      --    0.644   49,429,780
   Global Social Awareness Fund
    (Division 12)                           2011   3.962    3.687   20,870,012
                                            2010   3.558    3.962   20,306,764
                                            2009   2.726    3.558   22,719,887
                                            2008   4.579    2.726   39,523,029
                                            2007   4.421    4.579   19,729,895
                                            2006   3.858    4.421   16,926,134
                                            2005   3.737    3.858   13,141,444
                                            2004   3.406    3.737   11,413,457
                                            2003   2.673    3.406    7,627,455
                                            2002   3.520    2.673    6,937,701
   Global Strategy Fund (Division 88)       2011   1.424    1.381   74,366,594
                                            2010   1.285    1.424   83,586,363
                                            2009   1.045    1.285   64,106,781
                                            2008   1.330    1.045   65,738,597
                                            2007   1.218    1.330   65,892,584
                                            2006   1.085    1.218   62,685,696
   Government Securities Fund
    (Division 8)                            2011   3.377    3.677    5,767,786
                                            2010   3.274    3.377    6,176,311
                                            2009   3.430    3.274    6,933,085
                                            2008   3.150    3.430    7,504,411
                                            2007   2.950    3.150    4,473,833
                                            2006   2.886    2.950    4,116,952
                                            2005   2.835    2.886    3,915,219
                                            2004   2.762    2.835    3,958,504
                                            2003   2.753    2.762    3,227,650
                                            2002   2.477    2.753    3,292,403
   Growth Fund (Division 78)                2011   1.071    1.056  119,892,004
                                            2010   0.913    1.071  128,731,317
                                            2009   0.674    0.913  135,951,401
                                            2008   1.126    0.674  140,357,001
                                            2007   0.938    1.126  156,938,148
                                            2006   0.913    0.938  182,212,881
   Growth & Income Fund (Division 16)       2011   2.293    2.175    6,162,402
                                            2010   2.058    2.293    6,362,314
                                            2009   1.703    2.058    6,209,783

--------

* The 2005 data for the Inflation Protected Fund and the SunAmerica High Watermark Funds begins on February 22. The 2006 data for the Broad Cap Value Income Fund, Emerging Economies Fund, Foreign Value Fund, Global Strategy Fund, Growth Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small-Mid Growth Fund begins on May 30, 2006, the date these funds were added to Portfolio Director. The 2008 data for the Global Real Estate Fund begins on May 1, 2008, the date this fund was added to Portfolio Director. The 2011 data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this fund was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The 2002 through 2011 data for the American Beacon Holland Large Cap Growth Fund reflects the data for the Lou Holland Growth Fund. The Dynamic Allocation Fund was established December 19, 2012 and added to Portfolio Director December 26, 2012. Consequently, there are no Unit Values for the 1/1 or 12/31 periods for this fund. On October 26, 2012, the SunAmerica 2015 High Watermark Fund was liquidated.

--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                   UNIT     UNIT      UNITS
                                                 VALUE AT   VALUE  OUTSTANDING
                                                 BEGINNING AT END   AT END OF
 FUND NAME                                  YEAR  OF YEAR  OF YEAR     YEAR
 ---------                                  ---- --------- ------- ------------
                                            2008   2.715    1.703    6,157,735
                                            2007   2.557    2.715    6,328,894
                                            2006   2.234    2.557    6,505,783
                                            2005   2.220    2.234    5,954,464
                                            2004   2.021    2.220    6,095,902
                                            2003   1.661    2.021    4,253,296
                                            2002   2.133    1.661    3,882,769
   Health Sciences Fund (Division 73)       2011   1.499    1.643   27,174,951
                                            2010   1.305    1.499   26,728,588
                                            2009   1.000    1.305   27,359,821
                                            2008   1.432    1.000   26,863,873
                                            2007   1.228    1.432   26,116,352
                                            2006   1.141    1.228   24,084,413
                                            2005   1.018    1.141   19,631,720
                                            2004   0.889    1.018   18,476,640
                                            2003   0.654    0.889   11,800,752
                                            2002   0.911    0.654    7,126,532
   Inflation Protected Fund (Division 77)   2011   1.200    1.311   33,786,493
                                            2010   1.109    1.200   31,215,988
                                            2009   1.020    1.109   28,157,455
                                            2008   1.086    1.020   20,725,276
                                            2007   1.015    1.086    1,568,920
                                            2006   1.019    1.015    1,032,927
                                            2005   1.007    1.019      738,313
   International Equities Fund
    (Division 11)                           2011   1.734    1.495  105,632,807
                                            2010   1.611    1.734   96,504,216
                                            2009   1.253    1.611  102,283,340
                                            2008   2.232    1.253   99,483,288
                                            2007   2.069    2.232   74,223,737
                                            2006   1.695    2.069   64,365,451
                                            2005   1.460    1.695   56,778,241
                                            2004   1.249    1.460   28,358,868
                                            2003   0.971    1.249    5,167,502
                                            2002   1.205    0.971    3,400,912
   International Government Bond Fund
    (Division 13)                           2011   3.016    3.126   10,632,126
                                            2010   2.812    3.016   11,503,586
                                            2009   2.541    2.812   10,819,217
                                            2008   2.576    2.541   10,812,062
                                            2007   2.426    2.576    8,847,496
                                            2006   2.265    2.426    8,438,812
                                            2005   2.297    2.265    7,775,394
                                            2004   2.093    2.297    7,458,086
                                            2003   1.767    2.093    5,961,121
                                            2002   1.517    1.767    5,528,660
   International Growth Fund
    (Division 20)                           2011   2.353    2.105   82,221,742
                                            2010   2.106    2.353   91,816,115
                                            2009   1.569    2.106   86,628,894
                                            2008   2.726    1.569   77,628,544
                                            2007   2.396    2.726   62,755,171
                                            2006   1.911    2.396   53,390,070
                                            2005   1.694    1.911   21,522,837
                                            2004   1.477    1.694   20,553,185
                                            2003   1.187    1.477   13,984,886
                                            2002   1.465    1.187   12,743,207
   Large Cap Core Fund (Division 76)        2011   1.254    1.231   35,611,504
                                            2010   1.083    1.254   40,907,059
                                            2009   0.789    1.083   27,520,870
                                            2008   1.179    0.789   29,714,624
                                            2007   1.100    1.179    7,981,210
                                            2006   0.998    1.100   10,782,371
   Large Capital Growth Fund
    (Division 79)                           2011   1.160    1.080   62,767,308
                                            2010   1.012    1.160   67,951,552
                                            2009   0.778    1.012   74,628,729
                                            2008   1.276    0.778   76,395,739
                                            2007   1.117    1.276   86,700,537
                                            2006   1.025    1.117   96,979,118

                                                                  NUMBER OF
                                                 UNIT     UNIT      UNITS
                                               VALUE AT   VALUE  OUTSTANDING
                                               BEGINNING AT END   AT END OF
   FUND NAME                              YEAR  OF YEAR  OF YEAR     YEAR
   ---------                              ---- --------- ------- ------------
     Mid Cap Index Fund (Division 4)      2011  12.202   11.862   39,921,504
                                          2010   9.742   12.202   43,005,635
                                          2009   7.102    9.742   38,606,775
                                          2008  11.344    7.102   37,372,986
                                          2007  10.624   11.344   45,491,146
                                          2006   9.738   10.624   39,718,568
                                          2005   8.749    9.738   29,741,528
                                          2004   7.600    8.749   23,510,000
                                          2003   5.669    7.600   11,557,436
                                          2002   6.716    5.669    7,884,899
     Mid Cap Strategic Growth Fund
      (Division 83)                       2011   1.443    1.335   37,897,861
                                          2010   1.153    1.443   41,566,403
                                          2009   0.790    1.153   42,720,011
                                          2008   1.534    0.790   41,439,895
                                          2007   1.192    1.534   43,577,178
                                          2006   1.151    1.192   44,706,601
     Money Market I Fund (Division 6)     2011   2.214    2.197   37,244,115
                                          2010   2.232    2.214   37,036,338
                                          2009   2.243    2.232   38,529,468
                                          2008   2.211    2.243   41,978,622
                                          2007   2.129    2.211   39,301,696
                                          2006   2.052    2.129   33,924,139
                                          2005   2.013    2.052   28,132,393
                                          2004   2.013    2.013   26,933,761
                                          2003   2.017    2.013   18,172,683
                                          2002   2.008    2.017   19,301,326
     Nasdaq-100(R) Index Fund
      (Division 46)                       2011   0.623    0.636   35,029,223
                                          2010   0.524    0.623   33,740,780
                                          2009   0.340    0.524   34,980,305
                                          2008   0.595    0.340   26,571,733
                                          2007   0.506    0.595   27,194,567
                                          2006   0.478    0.506   23,231,663
                                          2005   0.476    0.478   25,535,001
                                          2004   0.436    0.476   22,398,281
                                          2003   0.294    0.436   16,938,599
                                          2002   0.481    0.294    5,273,086
     Science & Technology Fund
      (Division 17)                       2011   2.941    2.742   51,309,375
                                          2010   2.428    2.941   54,133,425
                                          2009   1.479    2.428   56,751,172
                                          2008   2.760    1.479   55,172,289
                                          2007   2.364    2.760   59,564,326
                                          2006   2.251    2.364   64,380,758
                                          2005   2.196    2.251   65,611,927
                                          2004   2.196    2.196   69,117,271
                                          2003   1.462    2.196   49,350,491
                                          2002   2.464    1.462   43,387,665
     Small Cap Aggressive Growth Fund
      (Division 86)                       2011   1.314    1.170   13,844,351
                                          2010   1.036    1.314   15,632,515
                                          2009   0.682    1.036   14,759,096
                                          2008   1.157    0.682   11,819,048
                                          2007   1.019    1.157   11,262,606
                                          2006   1.004    1.019    9,552,046
     Small Cap Fund (Division 18)         2011   2.945    2.899   18,852,093
                                          2010   2.291    2.945   17,940,866
                                          2009   1.799    2.291   18,691,230
                                          2008   2.759    1.799   18,545,437
                                          2007   2.965    2.759   20,439,938
                                          2006   2.757    2.965   21,763,492
                                          2005   2.589    2.757   20,249,184
                                          2004   2.193    2.589   18,364,613
                                          2003   1.621    2.193   12,011,653
                                          2002   2.132    1.621   10,322,622
     Small Cap Index Fund (Division 14)   2011   4.053    3.848   45,696,404
                                          2010   3.229    4.053   48,126,185

--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                 UNIT     UNIT      UNITS
                                               VALUE AT   VALUE  OUTSTANDING
                                               BEGINNING AT END   AT END OF
  FUND NAME                               YEAR  OF YEAR  OF YEAR     YEAR
  ---------                               ---- --------- ------- ------------
                                          2009   2.538    3.229   53,415,617
                                          2008   3.905    2.538   51,046,581
                                          2007   4.012    3.905   49,243,569
                                          2006   3.426    4.012   44,380,293
                                          2005   3.312    3.426   36,938,650
                                          2004   2.832    3.312   24,717,107
                                          2003   1.949    2.832   10,500,147
                                          2002   2.481    1.949    6,154,595
    Small Cap Special Values Fund
     (Division 84)                        2011   1.043    0.983   49,791,875
                                          2010   0.865    1.043   46,636,396
                                          2009   0.663    0.865   48,348,174
                                          2008   1.036    0.663   48,100,392
                                          2007   1.161    1.036   57,828,742
                                          2006   1.045    1.161   60,603,093
    Small-Mid Growth Fund (Division 85)   2011   1.066    1.011   24,151,885
                                          2010   0.851    1.066   25,389,324
                                          2009   0.609    0.851   26,519,296
                                          2008   1.018    0.609   25,613,348
                                          2007   1.056    1.018   29,079,281
                                          2006   1.016    1.056   32,825,521
    Stock Index Fund (Division 10)        2011   5.383    5.437   99,347,937
                                          2010   4.731    5.383  106,396,401
                                          2009   3.780    4.731  111,145,188
                                          2008   6.068    3.780   93,757,719
                                          2007   5.819    6.068  122,250,822
                                          2006   5.082    5.819  117,621,590
                                          2005   4.900    5.082  104,405,219
                                          2004   4.469    4.900   87,908,580
                                          2003   3.514    4.469   55,777,760
                                          2002   4.567    3.514   47,259,245
    Value Fund (Division 74)              2011   1.278    1.239   25,044,590
                                          2010   1.122    1.278   26,658,040
                                          2009   0.848    1.122   49,493,853
                                          2008   1.477    0.848   75,795,741
                                          2007   1.401    1.477    9,868,917
                                          2006   1.214    1.401    8,626,115
                                          2005   1.150    1.214   11,244,909
                                          2004   0.997    1.150      507,725
                                          2003   0.798    0.997      331,439
                                          2002   1.000    0.798      123,767
  VALIC COMPANY II
    Aggressive Growth Lifestyle Fund
     (Division 48)                        2011   1.999    1.985   17,666,931
                                          2010   1.734    1.999   11,724,872
                                          2009   1.350    1.734   10,423,599
                                          2008   2.025    1.350    8,808,632
                                          2007   1.854    2.025    7,006,792
                                          2006   1.635    1.854    5,141,753
                                          2005   1.470    1.635    3,244,516
                                          2004   1.302    1.470    3,117,742
                                          2003   1.012    1.302    2,677,110
                                          2002   1.248    1.012    1,960,053
    Capital Appreciation Fund
     (Division 39)                        2011   1.009    0.984    5,861,490
                                          2010   0.887    1.009    6,782,811
                                          2009   0.674    0.887    6,938,458
                                          2008   1.214    0.674    6,446,024
                                          2007   1.018    1.214    4,197,252
                                          2006   0.969    1.018    1,566,885
                                          2005   0.942    0.969    1,528,329
                                          2004   0.867    0.942    1,413,834
                                          2003   0.692    0.867    1,301,251
                                          2002   1.005    0.692    1,002,903
    Conservative Growth Lifestyle Fund
     (Division 50)                        2011   2.120    2.181   12,981,590
                                          2010   1.879    2.120   10,541,653
                                          2009   1.563    1.879    8,730,081

                                                                  NUMBER OF
                                                 UNIT     UNIT      UNITS
                                               VALUE AT   VALUE  OUTSTANDING
                                               BEGINNING AT END   AT END OF
   FUND NAME                              YEAR  OF YEAR  OF YEAR     YEAR
   ---------                              ---- --------- ------- ------------
                                          2008   1.924    1.563    7,340,616
                                          2007   1.806    1.924    6,316,431
                                          2006   1.656    1.806    4,589,479
                                          2005   1.568    1.656    3,753,599
                                          2004   1.444    1.568    3,031,412
                                          2003   1.240    1.444    2,308,156
                                          2002   1.313    1.240    1,451,290
     Core Bond Fund (Division 58)         2011   1.766    1.865   27,821,085
                                          2010   1.620    1.766   21,687,496
                                          2009   1.405    1.620    9,995,658
                                          2008   1.483    1.405    8,180,262
                                          2007   1.436    1.483   15,849,736
                                          2006   1.376    1.436    5,033,403
                                          2005   1.354    1.376    3,835,809
                                          2004   1.299    1.354    2,639,445
                                          2003   1.256    1.299    1,510,859
                                          2002   1.160    1.256      870,673
     High Yield Bond Fund (Division 60)   2011   2.047    2.126   16,213,219
                                          2010   1.813    2.047   17,154,143
                                          2009   1.271    1.813   20,415,499
                                          2008   1.860    1.271   19,488,366
                                          2007   1.843    1.860   16,222,580
                                          2006   1.650    1.843    8,923,303
                                          2005   1.547    1.650    5,399,050
                                          2004   1.342    1.547    4,057,359
                                          2003   1.038    1.342    2,474,955
                                          2002   1.063    1.038      680,131
     International Opportunities Fund
      (Division 33)                       2011   1.925    1.539   41,901,488
                                          2010   1.613    1.925   44,613,482
                                          2009   1.291    1.613   57,816,493
                                          2008   2.216    1.291   73,410,884
                                          2007   2.105    2.216   58,611,447
                                          2006   1.761    2.105   39,145,880
                                          2005   1.367    1.761   16,575,388
                                          2004   1.152    1.367    2,766,497
                                          2003   0.905    1.152    2,314,835
                                          2002   1.102    0.905    1,620,256
     Large Cap Value Fund (Division 40)   2011   1.746    1.661   16,738,210
                                          2010   1.515    1.746   17,449,668
                                          2009   1.382    1.515   19,825,218
                                          2008   2.196    1.382   21,736,549
                                          2007   2.143    2.196   43,706,583
                                          2006   1.817    2.143   25,530,357
                                          2005   1.679    1.817    5,230,944
                                          2004   1.486    1.679    4,394,274
                                          2003   1.172    1.486    3,573,479
                                          2002   1.339    1.172    2,664,154
     Mid Cap Growth Fund (Division 37)    2011   1.393    1.315   13,429,593
                                          2010   1.147    1.393   14,857,122
                                          2009   0.803    1.147   18,440,364
                                          2008   1.512    0.803   18,467,909
                                          2007   1.334    1.512   11,172,318
                                          2006   1.166    1.334    8,040,867
                                          2005   1.054    1.166    6,372,968
                                          2004   0.940    1.054    6,194,518
                                          2003   0.683    0.940    6,055,536
                                          2002   0.984    0.683    4,401,019
     Mid Cap Value Fund (Division 38)     2011   3.507    3.181   46,427,884
                                          2010   2.885    3.507   43,359,711
                                          2009   2.121    2.885   57,728,237
                                          2008   3.479    2.121   62,370,901
                                          2007   3.403    3.479   25,654,821
                                          2006   2.931    3.403   19,629,064
                                          2005   2.694    2.931   14,245,575
                                          2004   2.330    2.694   10,689,956
                                          2003   1.634    2.330    7,010,024
                                          2002   1.910    1.634    5,041,443

--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                 UNIT     UNIT      UNITS
                                               VALUE AT   VALUE  OUTSTANDING
                                               BEGINNING AT END   AT END OF
  FUND NAME                               YEAR  OF YEAR  OF YEAR     YEAR
  ---------                               ---- --------- ------- ------------
    Moderate Growth Lifestyle Fund
     (Division 49)                        2011   2.135    2.150   20,461,065
                                          2010   1.869    2.135   16,247,558
                                          2009   1.490    1.869   13,538,857
                                          2008   2.030    1.490   11,142,644
                                          2007   1.874    2.030    9,172,801
                                          2006   1.698    1.874    7,057,287
                                          2005   1.571    1.698    5,129,289
                                          2004   1.421    1.571    4,669,976
                                          2003   1.158    1.421    3,960,868
                                          2002   1.300    1.158    3,015,695
    Money Market II Fund (Division 44)    2011   1.296    1.289   38,060,038
                                          2010   1.303    1.296   38,478,735
                                          2009   1.305    1.303   40,263,703
                                          2008   1.284    1.305   47,610,261
                                          2007   1.234    1.284   42,190,759
                                          2006   1.186    1.234   26,281,226
                                          2005   1.161    1.186   13,322,408
                                          2004   1.158    1.161    9,253,840
                                          2003   1.157    1.158   10,043,486
                                          2002   1.149    1.157    9,173,724
    Small Cap Growth Fund (Division 35)   2011   1.758    1.675    7,410,549
                                          2010   1.322    1.758    7,939,435
                                          2009   0.965    1.322    7,026,763
                                          2008   1.709    0.965    6,163,487
                                          2007   1.652    1.709    6,002,415
                                          2006   1.510    1.652    5,115,263
                                          2005   1.449    1.510    4,060,645
                                          2004   1.314    1.449    3,633,808
                                          2003   0.906    1.314    3,049,513
                                          2002   1.356    0.906    1,738,121
    Small Cap Value Fund (Division 36)    2011   2.513    2.305   27,927,341
                                          2010   2.009    2.513   32,622,022
                                          2009   1.626    2.009   31,932,767
                                          2008   2.327    1.626   22,439,199
                                          2007   2.515    2.327   27,144,038
                                          2006   2.129    2.515   10,774,645
                                          2005   2.006    2.129    5,890,358
                                          2004   1.689    2.006    5,284,700
                                          2003   1.220    1.689    3,695,332
                                          2002   1.401    1.220    2,396,378
    Socially Responsible Fund
     (Division 41)                        2011   1.433    1.444   54,625,364
                                          2010   1.257    1.433   64,986,935
                                          2009   0.967    1.257   49,219,242
                                          2008   1.557    0.967   55,555,891
                                          2007   1.505    1.557   99,581,896
                                          2006   1.309    1.505   44,151,626
                                          2005   1.265    1.309   12,628,904
                                          2004   1.157    1.265    7,262,970
                                          2003   0.907    1.157    1,855,413
                                          2002   1.190    0.907    1,518,217
    Strategic Bond Fund (Division 59)     2011   2.312    2.399   37,914,456
                                          2010   2.094    2.312   34,423,137
                                          2009   1.671    2.094   31,778,845
                                          2008   1.959    1.671   28,014,096
                                          2007   1.891    1.959   26,880,177
                                          2006   1.752    1.891   18,395,330
                                          2005   1.679    1.752   10,593,319
                                          2004   1.526    1.679    5,542,385
                                          2003   1.285    1.526    2,748,551
                                          2002   1.212    1.285      987,994
  PUBLIC FUNDS
    American Beacon Holland Large Cap
     Growth Fund (Division 70)            2011   1.068    1.095   25,370,025
                                          2010   0.945    1.068   26,865,665
                                          2009   0.685    0.945   27,020,289
                                          2008   1.059    0.685   25,774,376

                                                                   NUMBER OF
                                                  UNIT     UNIT      UNITS
                                                VALUE AT   VALUE  OUTSTANDING
                                                BEGINNING AT END   AT END OF
 FUND NAME                                 YEAR  OF YEAR  OF YEAR     YEAR
 ---------                                 ---- --------- ------- ------------
                                           2007   0.976    1.059   27,404,429
                                           2006   0.935    0.976   30,306,497
                                           2005   0.950    0.935    4,950,398
                                           2004   0.861    0.950    4,379,555
                                           2003   0.680    0.861    2,753,598
                                           2002   0.873    0.680    1,389,807
   Ariel Appreciation Fund (Division 69)   2011   1.971    1.812   28,399,622
                                           2010   1.661    1.971   29,827,419
                                           2009   1.027    1.661   29,627,334
                                           2008   1.748    1.027   28,946,608
                                           2007   1.787    1.748   32,265,610
                                           2006   1.623    1.787   33,754,062
                                           2005   1.590    1.623   38,100,573
                                           2004   1.417    1.590   34,489,384
                                           2003   1.091    1.417   25,946,570
                                           2002   1.226    1.091   17,307,445
   Ariel Fund (Division 68)                2011   2.024    1.780   47,909,726
                                           2010   1.619    2.024   49,429,131
                                           2009   0.999    1.619   50,193,804
                                           2008   1.946    0.999   45,024,988
                                           2007   1.996    1.946   48,168,727
                                           2006   1.823    1.996   50,067,793
                                           2005   1.821    1.823   52,075,771
                                           2004   1.505    1.821   41,615,562
                                           2003   1.185    1.505   23,969,761
                                           2002   1.259    1.185   13,823,829
   Invesco Balanced-Risk Commodity
    Strategy Fund (Division 102)           2011      --    0.967      151,444
   SunAmerica 2015 High Watermark
    (Division 81)                          2011   1.159    1.215    1,690,085
                                           2010   1.099    1.159    2,105,314
                                           2009   1.115    1.099    2,325,080
                                           2008   1.183    1.115    2,226,491
                                           2007   1.130    1.183    1,635,174
                                           2006   1.033    1.130    1,436,871
                                           2005   1.000    1.033      733,478
   SunAmerica 2020 High Watermark
    (Division 82)                          2011   0.995    1.155    2,504,779
                                           2010   0.923    0.995    2,017,691
                                           2009   0.994    0.923    1,688,248
                                           2008   1.200    0.994    1,387,285
                                           2007   1.147    1.200    1,201,351
                                           2006   1.045    1.147      895,679
                                           2005   1.000    1.045      541,738
   Vanguard LifeStrategy Conservative
    Growth Fund (Division 54)              2011   1.638    1.649    6,396,660
                                           2010   1.489    1.638    6,598,364
                                           2009   1.286    1.489    6,609,264
                                           2008   1.614    1.286    6,110,618
                                           2007   1.525    1.614    6,042,668
                                           2006   1.393    1.525    4,499,544
                                           2005   1.348    1.393    3,330,251
                                           2004   1.261    1.348    2,836,503
                                           2003   1.093    1.261    1,954,391
                                           2002   1.167    1.093    1,007,113
   Vanguard LifeStrategy Growth Fund
    (Division 52)                          2011   1.596    1.544   13,373,358
                                           2010   1.402    1.596   12,959,475
                                           2009   1.133    1.402   12,920,282
                                           2008   1.746    1.133   12,185,285
                                           2007   1.642    1.746   12,472,587
                                           2006   1.429    1.642   10,657,941
                                           2005   1.351    1.429    8,184,272
                                           2004   1.213    1.351    7,076,717
                                           2003   0.954    1.213    5,142,574
                                           2002   1.145    0.954    3,864,620
   Vanguard LifeStrategy Moderate
    Growth Fund (Division 53)              2011   1.646    1.633   15,183,482
                                           2010   1.468    1.646   14,224,933

--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                UNIT     UNIT      UNITS
                                              VALUE AT   VALUE  OUTSTANDING
                                              BEGINNING AT END   AT END OF
    FUND NAME                            YEAR  OF YEAR  OF YEAR     YEAR
    ---------                            ---- --------- ------- ------------
                                         2009   1.233    1.468   16,238,248
                                         2008   1.695    1.233   14,971,811
                                         2007   1.596    1.695   16,392,940
                                         2006   1.423    1.596   12,482,445
                                         2005   1.361    1.423   10,567,495
                                         2004   1.244    1.361    9,612,545
                                         2003   1.027    1.244    7,167,191
                                         2002   1.157    1.027    4,834,564
      Vanguard Long-Term Investment-
       Grade Fund (Division 22)          2011   2.479    2.882   17,240,348
                                         2010   2.257    2.479   17,859,422
                                         2009   2.092    2.257   17,890,493
                                         2008   2.062    2.092   17,200,551
                                         2007   2.003    2.062   21,487,990
                                         2006   1.963    2.003   22,101,376
                                         2005   1.882    1.963   19,181,331
                                         2004   1.741    1.882   16,058,977
                                         2003   1.652    1.741   12,089,610
                                         2002   1.471    1.652   11,209,489
      Vanguard Long-Term Treasury Fund
       (Division 23)                     2011   2.494    3.198   23,805,059
                                         2010   2.308    2.494   26,416,159
                                         2009   2.645    2.308   37,453,620
                                         2008   2.176    2.645   43,798,242
                                         2007   2.008    2.176   32,953,874
                                         2006   1.990    2.008   31,129,909

                                                             NUMBER OF
                                            UNIT     UNIT      UNITS
                                          VALUE AT   VALUE  OUTSTANDING
                                          BEGINNING AT END   AT END OF
        FUND NAME                    YEAR  OF YEAR  OF YEAR     YEAR
        ---------                    ---- --------- ------- ------------
                                     2005   1.882    1.990   27,830,619
                                     2004   1.770    1.882   23,918,115
                                     2003   1.738    1.770   19,619,013
                                     2002   1.502    1.738   19,883,997
          Vanguard Wellington Fund
           (Division 25)             2011   2.837    2.916  108,944,504
                                     2010   2.584    2.837  121,148,721
                                     2009   2.137    2.584  101,733,150
                                     2008   2.780    2.137  100,181,566
                                     2007   2.592    2.780  105,454,217
                                     2006   2.279    2.592  105,124,832
                                     2005   2.156    2.279   86,469,604
                                     2004   1.960    2.156   75,722,620
                                     2003   1.640    1.960   57,521,256
                                     2002   1.780    1.640   48,274,786
          Vanguard Windsor II Fund
           (Division 24)             2011   2.379    2.417  122,759,875
                                     2010   2.173    2.379  134,595,533
                                     2009   1.728    2.173  147,608,674
                                     2008   2.759    1.728  127,389,564
                                     2007   2.728    2.759  128,524,770
                                     2006   2.331    2.728  125,930,178
                                     2005   2.201    2.331  108,446,296
                                     2004   1.880    2.201   87,345,541
                                     2003   1.461    1.880   56,268,484
                                     2002   1.776    1.461   46,093,281

   APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------

The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.


If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.


                                                        MAXIMUM
                                                      ANNUALIZED
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM   FEE RATE
              COVERED       ANNUAL   ANNUAL   ANNUAL  DECREASE OR
              PERSONS      FEE RATE FEE RATE FEE RATE  INCREASE*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.10%    2.20%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.10%   0.2750%
               2nd        21.49         N/A      1.10%   0.2750%
               3rd        24.16         N/A      1.10%   0.2750%
               4th        19.44         N/A      1.10%   0.2750%
               5th        16.88        0.94%     0.94%   0.2350%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (16.88 - 20)]

             0.011 +[0.05% x (-3.12)]

             0.011 + (-0.00156) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 0.94% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.10%).
           0.94% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.20%).
           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.
           The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

--------------------------------------------------------------------------------


AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.10%      1.10%    0.2750%
              7th        25.57        1.38%      1.35%    0.3375%
              8th        30.22        1.61%      1.60%    0.4000%
              9th        26.02        1.40%      1.40%    0.3500%
              10th       22.83        1.24%      1.24%    0.3100%
              11th       19.88        1.09%      1.09%    0.2725%
              12th       20.60        1.13%      1.13%    0.2825%
              13th       14.44        0.82%      0.88%    0.2200%
              14th       13.41        0.77%      0.77%    0.1925%
              15th       9.11         0.56%      0.60%    0.1500%
              16th       16.30        0.91%      0.85%    0.2125%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (25.57 - 20)]

             0.011 + [0.05% x (5.57)]

             0.011 + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 1.38% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.10%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35%
           (1.10% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3375% (or
           1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (14.44 - 20)]

                0.011 + [0.05% x (-5.56)]

                0.011 + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.13%-0.82% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.13%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13%-0.25%).

IN THE 15TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (9.11 - 20)]

                0.011 + [0.05% x (-10.89)]

                0.011 + (-0.005445) = 0.56% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

          The Annual Fee Rate of 0.56% is lower than the Minimum
          Annual Fee Rate (0.60%).

          Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

          After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the value of the VIX. If your Account Value falls to zero before the feature has been terminated, the fee will no longer be deducted.

                    APPENDIX C -- INCOMELOCK PLUS EXAMPLES
--------------------------------------------------------------------------------

The following six examples demonstrate the operation of the IncomeLOCK +6 and IncomeLOCK +8 features:

EXAMPLE 1:

Assume you elect INCOMELOCK +8 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (8%) multiplied by the Income Credit Base ($100,000) which equals $8,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($8,000 + $100,000). Assume your Maximum Annual Withdrawal Amount is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the 1st Contract anniversary is 5% of the Benefit Base (5% x $108,000 = $5,400). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,400 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $108,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $108,000 = $4,320). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,320 each year as long as the Covered Person(s) is (are) alive.




EXAMPLE 2 -- IMPACT OF HIGHEST ANNIVERSARY VALUES


Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
         CONTRACT    ACCOUNT  BENEFIT    INCOME     INCOME  WITHDRAWAL
         ANNIVERSARY  VALUE    BASE    CREDIT BASE  CREDIT    AMOUNT
         ----------- -------- -------- ----------- -------  ----------
             1st     $103,000 $108,000  $100,000   $ 8,000    $5,400
             2nd     $118,000 $118,000  $118,000       N/A*   $5,900
             3rd     $107,000 $127,440  $118,000   $ 9,440    $6,372
             4th     $110,000 $136,880  $118,000   $ 9,440    $6,844
             5th     $150,000 $150,000  $150,000       N/A*   $7,500
             6th     $145,000 $162,000  $150,000   $12,000    $8,100

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.

On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $162,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,100 (5% of the $162,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $8,100 each year as long as your accumulation value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $162,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $162,000 = $6,480). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,480 each year as long as the Covered Person(s) is(are) alive.


EXAMPLE 3 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT


Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 3 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,100), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($12,930 -- $8,100), or $4,830. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,100. Your Account Value after this portion of the withdrawal is $101,310 ($109,410 --$8,100), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,830 / $101,310 = 4.77%). The Benefit Base is adjusted to $154,273, or $162,000 x 95.23%. The Income Credit Base is adjusted to $142,845 or $150,000 x 95.23%. Your new Income Credit is 8% of your new Income Credit Base (8% x $142,845), which equals $11,428. Your new Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal Percentage ($154,273 x 5%), which equals $7,714. Therefore, if you do not take additional excess withdrawals, you may take up to $7,714 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment

--------------------------------------------------------------------------------

Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $154,273, then your Protected Income Payment is 4% of the Benefit Base (4% x $154,273 = $6,171). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,171 each year as long as the Covered Person(s) is(are) alive.


EXAMPLE 4 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE


Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------  ----------
             1st      $103,000 $106,000  $100,000   $6,000   $ 5,830
             2nd      $103,000 $112,000  $100,000   $6,000   $ 6,160
             3rd      $103,000 $118,000  $100,000   $6,000   $ 6,490
             4th      $103,000 $124,000  $100,000   $6,000   $ 6,820
             5th      $103,000 $130,000  $100,000   $6,000   $ 7,150
             6th      $103,000 $136,000  $100,000   $6,000   $ 7,480
             7th      $103,000 $142,000  $100,000   $6,000   $ 7,810
             8th      $103,000 $148,000  $100,000   $6,000   $ 8,140
             9th      $103,000 $154,000  $100,000   $6,000   $ 8,470
             10th     $103,000 $160,000  $100,000   $6,000   $ 8,800
             11th     $103,000 $166,000  $100,000   $6,000   $ 9,130
             12th     $103,000 $200,000  $200,000      N/A*  $11,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.

On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $11,000 (5.5% of the $200,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $11,000 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.


EXAMPLE 5 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES


Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                            MAXIMUM
                                                             ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   AMOUNT
          ----------- -------- -------- ----------- ------ ----------
             1st      $103,000 $106,000  $100,000   $6,000   $5,830
             2nd      $103,000 $112,000  $100,000   $6,000   $6,160
             3rd      $103,000 $118,000  $100,000   $6,000   $6,490
             4th      $103,000 $124,000  $100,000   $6,000   $6,820
             5th      $103,000 $130,000  $100,000   $6,000   $7,150
             6th      $103,000 $136,000  $100,000   $6,000   $7,480
             7th      $103,000 $142,000  $100,000   $6,000   $7,810
             8th      $103,000 $148,000  $100,000   $6,000   $8,140
             9th      $ 98,560 $151,000  $100,000   $3,000   $8,305
             10th     $ 91,010 $152,000  $100,000   $1,000   $8,360

On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,140 (5.5% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 - $4,440). Your Net Income Credit Percentage equals 3% (6% - 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base

--------------------------------------------------------------------------------

($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 - $7,550). Your new Income Credit is 1% (6% -- 5%) of your
Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

On your 10th Contract anniversary, if your Maximum Annual Withdrawal Percentage is 5.5%, your new Maximum Annual Withdrawal Amount will be $8,360 (5.5% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $8,360 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

       APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO DECEMBER 26, 2012
--------------------------------------------------------------------------------


This Appendix provides information on the IncomeLOCK and IncomeLOCK Plus endorsements that were issued prior to December 26, 2012.


TABLE OF CONTENTS


            INCOMELOCK........................................  D-1
            Fee Tables........................................  D-1
            IncomeLOCK Features...............................  D-1
               Investment Restrictions........................  D-1
               IncomeLOCK Components..........................  D-3
               Calculation of the value of each component of
                 the Benefit..................................  D-3
               Cancellation of IncomeLOCK.....................  D-4
               Automatic Termination of IncomeLOCK............  D-4
            Fees and Charges..................................  D-4
            Surrender of Account Value........................  D-4
            Death Benefits....................................  D-6
               Spousal Beneficiary............................  D-6
               Non-Spousal Beneficiary........................  D-6

            INCOMELOCK PLUS...................................  D-6
            Fee Tables........................................  D-6
            IncomeLOCK Plus Features..........................  D-7
               Income Credit Options..........................  D-7
               Amounts Received under IncomeLOCK Plus.........  D-7
               Investment Restrictions........................  D-8
               Calculation of the Value of each Component of
                 the Benefit..................................  D-9
               Automatic Termination of IncomeLOCK Plus....... D-10

            LOANS............................................. D-10


INCOMELOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:


ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.


BENEFIT BASE -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the Maximum Annual Withdrawal Amount and the Protected Income Payment.

MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

MINIMUM WITHDRAWAL PERIOD -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.


FEE TABLE

 The IncomeLOCK fee is calculated as a percentage of the Benefit Base./1/


                      FEE PERIOD  MAXIMUM ANNUAL FEE RATE
                      ----------  -----------------------
                      All years            0.90%/2/

INCOMELOCK FEATURES

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65/th/ birthday to take your first withdrawal under the Living Benefit. The Maximum Annual Withdrawal Percentage is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%



Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

--------
/1/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/2/ For IncomeLOCK endorsements with an Endorsement Date prior to May 1, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.

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        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
                      Minimum      Short-Term Fixed Account
        Bond,                      Capital Conservation Fund
        Cash and       100%        Core Bond Fund
        Fixed         Maximum      Government Securities Fund
        Accounts                   Inflation Protected Fund
                                   International Government Bond
                                     Fund
                                   Money Market I Fund
                                   Money Market II Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury
                                     Fund
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
                      Minimum      American Beacon Holland Large
        Equity                       Cap Growth Fund
        Maximum         70%        Asset Allocation Fund
                      Maximum      Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/3/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
                      Minimum       Ariel Fund
        Limited                     Emerging Economies Fund /3/
        Equity          10%         Global Real Estate Fund
                      Maximum       Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-------------------------------------------------------
Multi-Year Fixed Option - 5 years
-------------------------------------------------------
Multi-Year Fixed Option - 7 years
-------------------------------------------------------
Multi-Year Fixed Option - 10 years
-------------------------------------------------------
SunAmerica 2020 High Watermark Fund (Not available for
new investments effective 8/31/12.)
-------------------------------------------------------


Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

IF YOU TAKE A LOAN AFTER YOUR INCOMELOCK ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For


--------
/3/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" section of this prospectus, including the section in the Appendix, and the "Federal Tax Matters" section of this prospectus.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components


The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                          MAXIMUM      INITIAL      MAXIMUM
                                           ANNUAL      MINIMUM       ANNUAL
                                         WITHDRAWAL   WITHDRAWAL   WITHDRAWAL
                                         PERCENTAGE     PERIOD     PERCENTAGE
                                           PRIOR        PRIOR          IF
                                           TO ANY       TO ANY     EXTENSION
   WITHDRAWAL                            EXTENSION    EXTENSION    IS ELECTED
   ----------                            ---------- -----------    ----------
   Before 5th Benefit Anniversary.......      5%       20 Years         5%
   On or after 5th Benefit Anniversary..      7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.     10%       10 Years         7%
   On or after 20th Benefit Anniversary.     10%       10 Years        10%
   On or after the Benefit Anniversary              Life of the
    following Contract owner's                         Contract
    65th birthday.......................      5%          Owner/4/      5%

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.


Fourth, we determine the Maximum Annual Withdrawal Amount ("MAWA"), which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable Maximum Annual Withdrawal Percentage ("MAWP") is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is


--------
/4/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% Maximum Annual Withdrawal Percentage ("MAWP") indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

--------------------------------------------------------------------------------


taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under this feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. Please see the summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals. For effects of withdrawals on the Minimum Withdrawal Period, see the "Surrender of Account Value" section of this prospectus.


Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.


We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.


Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;/5/ or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or


4. A withdrawal in excess of the 5% MAWA./6/


FEES AND CHARGES

The annualized fee for IncomeLOCK is calculated as 0.90% of the Benefit Base for all years in which the feature is in effect (0.70% for IncomeLOCK endorsements with an Endorsement Date prior to May 1, 2012 and 0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

SURRENDER OF ACCOUNT VALUE

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.


The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:


1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess

--------
/5/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

/6/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------

withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining Minimum Withdrawal Period.


Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of:
(a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.


The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE: Withdrawals reduce the Benefit Base as follows:


1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;


2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA"): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new Minimum Withdrawal Period on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD ("MWP"): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the

--------------------------------------------------------------------------------

   Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period


At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.


DEATH BENEFITS

Spousal Beneficiary


Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero),
(ii) continue this Contract and IncomeLOCK (except as noted below) or
(iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the Minimum Withdrawal Period and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.


Non-Spousal Beneficiary


Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the Minimum Withdrawal Period remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the Minimum Withdrawal Period and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.


INCOMELOCK PLUS

If you elected IncomeLOCK Plus prior to December 26, 2012, the following provisions are applicable to this feature. All other IncomeLOCK Plus provisions discussed in the prospectus above apply to your Living Benefit except the following:

FEE TABLES


The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./7/

--------
/7/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus Options" in the prospectus.

/8/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix B -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."
/9/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

--------------------------------------------------------------------------------


For Endorsement Dates of May 1, 2012 through December 25, 2012:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates prior to May 1, 2012:

            --------------------------------------------------------
                                                           MAXIMUM
                                                         ANNUALIZED
                                              MAXIMUM     FEE RATE
             NUMBER OF COVERED   INITIAL FEE   ANNUAL     DECREASE
                 PERSONS            RATE     FEE RATE/8/ OR INCREASE
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------

The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

Income Credit Options

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken. After the first 12 years, the Benefit Base may continue to be increased to lock in highest Anniversary Values.

In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus


The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" in the prospectus.

You may begin taking withdrawals as early as age 45. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 3.5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the Protected Income Payment Percentage, ranges from 3% to 4%. The MAWP and Protected Income Payment Percentage will vary based on (1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.


Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).


The applicable MAWP and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. THE FIRST PERCENTAGE REPRESENTS THE MAWP AND THE SECOND PERCENTAGE REPRESENTS THE PROTECTED INCOME PAYMENT PERCENTAGE FOR EACH OF THE OPTIONS SHOWN.


For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                      5.5% / 3%    5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                        5.5% / 4%    5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                     5% / 3%  4.5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                      5% / 4%  4.5% / 4%
             -----------------------------------------------------

--------------------------------------------------------------------------------


For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                        6% / 3%  5.5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                          6% / 4%  5.5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                   5.5% / 3%    5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                    5.5% / 4%    5% / 4%
             -----------------------------------------------------

Investment Restrictions

As long as the Living Benefit option remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio.

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:      30%/10/        Fixed Account Plus
                      Minimum        Short-Term Fixed Account
        Bond, Cash                   Capital Conservation Fund
        and            100%          Core Bond Fund
        Fixed         Maximum        Government Securities Fund
        Accounts                     Inflation Protected Fund
                                     International Government
                                       Bond Fund
                                     Money Market I Fund
                                     Money Market II Fund
                                     Strategic Bond Fund
                                     Vanguard Long-Term Investment
                                       Grade Fund
                                     Vanguard Long-Term
                                       Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
                      Minimum      American Beacon Holland Large
        Equity                       Cap Growth Fund
        Maximum         70%        Asset Allocation Fund
                      Maximum      Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/11/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------

/10/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)

/11/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
                      Minimum       Ariel Fund
        Limited                     Emerging Economies Fund/11/
        Equity          10%         Global Real Estate Fund
                      Maximum       Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

          -----------------------------------------------------------
          Multi-Year Fixed Option - 3 years
          -----------------------------------------------------------
          -----------------------------------------------------------
          Multi-Year Fixed Option - 5 years
          -----------------------------------------------------------
          -----------------------------------------------------------
          Multi-Year Fixed Option - 7 years
          -----------------------------------------------------------
          -----------------------------------------------------------
          Multi-Year Fixed Option - 10 years
          -----------------------------------------------------------
          -----------------------------------------------------------
          SunAmerica 2020 High Watermark Fund (Not available for new investments effective 8/31/12.)
          -----------------------------------------------------------


Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was May 1, 2012 through December 25, 2012. The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. Please see the "IncomeLOCK Plus Features -- Automatic Rebalancing Program" section of the prospectus for additional details of the automatic rebalancing program.

Please see the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in the prospectus for information about your Living Benefit.


CALCULATION OF THE VALUE OF EACH COMPONENT OF THE BENEFIT


The calculation of the initial Benefit Base for IncomeLOCK Plus with Endorsement Dates prior to December 26, 2012 is set forth below. The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit, the Maximum Annual Withdrawal Amount and Excess Withdrawals, is calculated as set forth in the section of the prospectus titled "IncomeLOCK Plus--Calculation of the Value of each Component of the Benefit."

First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:


1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

--------------------------------------------------------------------------------


Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.


Please see the "IncomeLOCK Plus Features -- Cancellation of IncomeLOCK Plus" for information on how you may cancel your Living Benefit.


Automatic Termination of IncomeLOCK Plus


In addition to the termination events discussed in the prospectus in the section titled "IncomeLOCK Plus Features -- Automatic Termination of IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:


1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

LOANS


If you elected IncomeLOCK or IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR

FOR SERIES 1.40 TO 12.40                                      December 26, 2012


PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated December 26, 2012, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS              PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    High Yield Bond Fund                SunAmerica 2020 High Watermark Fund*
Dividend Value Fund                 International Opportunities Fund    Vanguard Lifestrategy Conservative Growth Fund
Dynamic Allocation Fund             Large Cap Value Fund                Vanguard Lifestrategy Growth Fund
Emerging Economies Fund             Mid Cap Growth Fund                 Vanguard Lifestrategy Moderate Growth Fund
Foreign Value Fund                  Mid Cap Value Fund                  Vanguard Long-Term Investment-Grade Fund
Global Real Estate Fund             Moderate Growth Lifestyle Fund      Vanguard Long-Term Treasury Fund
Global Social Awareness Fund        Money Market II Fund                Vanguard Wellington Fund
Global Strategy Fund                Small Cap Growth Fund               Vanguard Windsor II Fund
Government Securities Fund          Small Cap Value Fund
Growth Fund                         Socially Responsible Fund           * closed to new investments
Growth & Income Fund                Strategic Bond Fund
Health Sciences Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                  PAGE
                                                                  ----

GLOSSARY OF TERMS................................................   3

FEE TABLES.......................................................   5

HIGHLIGHTS.......................................................   8

GENERAL INFORMATION..............................................   9
   About the Contracts...........................................   9
   About VALIC...................................................  10
   American Home Assurance Company...............................  10
   About VALIC Separate Account A................................  10
   Units of Interest.............................................  11
   Distribution of the Contracts.................................  11

FIXED AND VARIABLE ACCOUNT OPTIONS...............................  11
   Fixed Account Options.........................................  11
   Variable Account Options......................................  12

PURCHASE PERIOD..................................................  16
   Account Establishment.........................................  16
   When Your Account Will Be Credited............................  17
   Purchase Units................................................  17
   Calculation of Value for Fixed Account Options................  17
   Calculation of Value for Variable Account Options.............  18
   Premium Enhancement Credit....................................  18
   Stopping Purchase Payments....................................  18

OPTIONAL LIVING BENEFITS.........................................  19
   Living Benefit Defined Terms..................................  19
   IncomeLOCK(R) Plus Features...................................  20
   IncomeLOCK Plus Options.......................................  23

TRANSFERS BETWEEN INVESTMENT OPTIONS.............................  26
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers...............................  26
   Communicating Transfer or Reallocation Instructions...........  27
   Effective Date of Transfer....................................  28
   Transfers During the Payout Period............................  28

FEES AND CHARGES.................................................  28
   Account Maintenance Charge....................................  28
   Surrender Charge..............................................  28
       Amount of Surrender Charge................................  28
       10% Free Withdrawal.......................................  29
       Exceptions to Surrender Charge............................  29
   Premium Tax Charge............................................  29
   Separate Account Charges......................................  29
       Reduction or Waiver of Account Maintenance,
        Surrender, or Separate Account Charges...................  29
   Separate Account Expense Reimbursements or Credits............  30
   Market Value Adjustment ("MVA")...............................  30
   Optional Living Benefit Fees..................................  31
   Other Charges.................................................  31

PAYOUT PERIOD....................................................  31
   Fixed Payout..................................................  31
   Assumed Investment Rate.......................................  32
   Variable Payout...............................................  32
   Combination Fixed and Variable Payout.........................  32
   Partial Annuitization.........................................  32
   Payout Date...................................................  32
   Payout Options................................................  33
   Payout Information............................................  33

                                                                  PAGE
                                                                  ----

SURRENDER OF ACCOUNT VALUE.......................................  34
   When Surrenders Are Allowed...................................  34
   Surrender Process.............................................  34
   Amount That May Be Surrendered................................  34
   Surrender Restrictions........................................  34
   Partial Surrenders............................................  35
   Systematic Withdrawals........................................  35
   Distributions Required by Federal Tax Law.....................  35
   Living Benefits...............................................  35

EXCHANGE PRIVILEGE...............................................  37

DEATH BENEFITS...................................................  37
   The Process...................................................  37
   Beneficiary Information.......................................  37
       Spousal Beneficiaries.....................................  37
       Beneficiaries Other Than Spouses..........................  38
   Special Information for Individual Nonqualified Contracts.....  38
   During the Purchase Period....................................  38
   Interest Guaranteed Death Benefit.............................  38
   Standard Death Benefit........................................  39
   During the Payout Period......................................  39
   IncomeLOCK Plus...............................................  40

OTHER CONTRACT FEATURES..........................................  40
   Changes That May Not Be Made..................................  40
   Change of Beneficiary.........................................  40
   Contingent Owner..............................................  40
   Cancellation -- The 21 Day "Free Look"........................  41
   We Reserve Certain Rights.....................................  41
   Relationship to Employer's Plan...............................  41

VOTING RIGHTS....................................................  41
   Who May Give Voting Instructions..............................  41
   Determination of Fund Shares Attributable to Your Account.....  41
       During the Purchase Period................................  41
       During the Payout Period or after a Death Benefit
        Has Been Paid............................................  41
   How Fund Shares Are Voted.....................................  41

FEDERAL TAX MATTERS..............................................  42
   Types of Plans................................................  42
   Tax Consequences in General...................................  42

LEGAL PROCEEDINGS................................................  44

FINANCIAL STATEMENTS.............................................  44

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.........  45

APPENDIX A -- SELECTED PURCHASE UNIT DATA........................ A-1

APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF
  INCOMELOCK PLUS FEE............................................ B-1

APPENDIX C -- INCOMELOCK PLUS EXAMPLES........................... C-1

APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO DECEMBER 26,
  2012........................................................... D-1

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

      ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

      ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

      ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

      ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

      BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

      BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

      CODE -- the Internal Revenue Code of 1986, as amended.

      CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

      DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

      FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.


      GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits are not available with GPA or GPS.


      HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.


      LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. The Living Benefit offered in this prospectus, IncomeLOCK(R) Plus, is available for an additional fee. IncomeLOCK(R) is no longer offered. See "Appendix D" for information on IncomeLOCK and on IncomeLOCK Plus endorsements issued prior to December 26, 2012.


      MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

      PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

      PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

      PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

      PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

      PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

      PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

      PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

      PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

      PURCHASE UNIT -- a unit of interest owned by you in your Variable Account Option.

--------------------------------------------------------------------------------

      SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

      VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

      VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions available under the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 CONTRACT OWNER/PARTICIPANT TRANSACTION EXPENSES

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $75
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 SEPARATE ACCOUNT CHARGES


                                                                                                      $3.75
                                                                                                       Per
Variable Account Option Maintenance Charge (2)                                                       Quarter
-------------------------------------------------------------------------------------------------------------
                                                                                                      Annual
                                                                                                     Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (3)             Account
(as a percentage of assets invested):                                                                Fee (%)
-------------------------------------------------------------------------------------------------------------
   VALIC COMPANY I FUNDS (34 FUNDS) (4)                                                                0.60
-------------------------------------------------------------------------------------------------------------
   VALIC COMPANY II FUNDS (15 FUNDS) (4)                                                               0.35
-------------------------------------------------------------------------------------------------------------
   PUBLIC FUNDS
-------------------------------------------------------------------------------------------------------------
       American Beacon Holland Large Cap Growth Fund (formerly, the Lou Holland Growth Fund)           0.60
-------------------------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                                         0.60
-------------------------------------------------------------------------------------------------------------
       Ariel Fund                                                                                      0.60
-------------------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund                                                   0.60
-------------------------------------------------------------------------------------------------------------
       SunAmerica 2020 High Watermark Fund, Class I (closed to new investments)                        0.85
-------------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                                 0.85
-------------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                              0.85
-------------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                                     0.85
-------------------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                                       0.60
-------------------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                               0.60
-------------------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                                       0.85
-------------------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                                       0.85
-------------------------------------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(5)

 NUMBER OF COVERED PERSONS  INITIAL ANNUAL FEE RATE MAXIMUM ANNUAL FEE RATE(6)
 -------------------------  ----------------------- --------------------------
 For One Covered Person              1.10%                     2.20%
 For Two Covered Persons             1.35%                     2.70%

 UNDERLYING MUTUAL FUND EXPENSES

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
---------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.15%   1.77%
---------------------------------------------------------------------------------------------------------

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--------
 FOOTNOTES TO THE FEE TABLES

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (2) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (3) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (4) See cover page for a list of the VALIC Company I and VALIC Company II Variable Account Options offered by this prospectus.

 (5) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "Optional Living Benefits -- IncomeLOCK Plus." See "Appendix D" if you purchased your Living Benefit prior to December 26, 2012.


 (6) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula and examples of how the fee is calculated, see Appendix B.


                                MINIMUM ANNUAL MAXIMUM ANNUALIZED FEE RATE
     NUMBER OF COVERED PERSONS     FEE RATE       DECREASE OR INCREASE*
     ---------------------------------------------------------------------
     One Covered Person             0.60%               +/-0.25%
     ---------------------------------------------------------------------
     Two Covered Persons            0.60%               +/-0.25%
     ---------------------------------------------------------------------

        * The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.

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EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 0.85%, investment in a Variable Account Option with the highest total expenses (1.77%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $855  $2,038  $3,089   $5,248


(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $401  $1,593  $2,646   $5,248



The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.35%, investment in a Variable Account Option with the lowest total expenses (0.15%), and that the IncomeLock Plus feature is not elected.


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $523   $666    $790     $652


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $53    $166    $290     $652


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

FOR PURCHASE UNIT DATA FOR EACH OF THE VARIABLE ACCOUNT OPTIONS OFFERED BY THIS PROSPECTUS, WHICH INCLUDES ANNUAL BEGINNING AND ENDING UNIT VALUES AND THE NUMBER OF UNITS OUTSTANDING AT THE END OF EACH PERIOD, SEE "APPENDIX A -- SELECTED PURCHASE UNIT DATA."

HIGHLIGHTS
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The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 21 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 0.85% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


LIVING BENEFITS: You may elect, for an additional fee, IncomeLOCK Plus, an optional Living Benefit offered in your Contract. IncomeLOCK Plus is a guaranteed minimum withdrawal benefit, and may be elected only on your original Contract issue date. If you elect IncomeLOCK Plus, you may not terminate the Living Benefit until the 5th Benefit Year anniversary. The Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits." See "Appendix D" if your Living Benefit was issued prior to December 26, 2012.

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

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LOANS: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Please note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.
 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

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ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.


On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). On January 14, 2011, AIG completed a series of integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under the FRBNY Credit Facility, and the facility was terminated. As a result of the Recapitalization, AIG was controlled by the Department of Treasury. As of December 14, 2012, the Department of Treasury sold its remaining shares of AIG Common Stock.

These transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.


AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

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VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

The principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("Distributor"), an affiliate of the Company. The Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments.

Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment.

In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

FIXED AND VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------


The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the

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claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). Please see your Contract for
                                  minimum investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. Please see your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect a Living Benefit, as described in the Investment Restrictions section of "Optional Living Benefits" below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Internal Revenue Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser.
PLEASE SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT OBJECTIVE, STRATEGIES AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

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Please refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management Corp. ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

DOMESTIC LARGE-CAP EQUITY ASSET CLASS

 American Beacon Holland  Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Large Cap Growth Fund   Advisers, Inc.                                     Sub-Adviser: Columbia
                          Sub-Adviser: Holland                                 Management Investment
                           Capital Management, LP                              Advisors, LLC
                                                                               ("Columbia Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: Invesco
                           Price Associates, Inc.                              Advisers, Inc.
                           ("T. Rowe Price")                                   ("Invesco") and
                                                                               SunAmerica

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: Boston
                           Hanley, Mewhinney &                                 Company and Janus
                           Strauss, LLC ("Barrow                               Capital Management, LLC
                           Hanley")

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: The Boston                             Sub-Adviser: SunAmerica
                           Company Asset
                           Management, LLC
                           ("Boston Company")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,
                           LLC ("BlackRock")         Stock Index Fund         Adviser: VALIC
                                                                              Sub-Adviser: SunAmerica

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company, LLP
                                                                               ("Wellington
                                                                               Management")

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VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------
 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Armstrong,
                          Sub-Adviser: SunAmerica                              Shaw Associates, Inc.;
                                                                               Barrow Hanley; Hotchkis
 Growth Fund              Adviser: VALIC                                       and Wiley Capital
                          Sub-Adviser: American                                Management, LLC; Lazard
                           Century Investment                                  Asset Management LLC;
                           Management, Inc.                                    Sanders Capital, LLC;
                           ("American Century")                                and The Vanguard Group,
                                                                               Inc. ("Vanguard")

DOMESTIC MID-CAP EQUITY ASSET CLASS

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Morgan
                                                                               Stanley Investment
 Mid Cap Growth Fund      Adviser: VALIC                                       Management, Inc. and
                          Sub-Adviser: Columbia                                RCM Capital Management,
                           Management                                          LLC ("RCM")

 Mid Cap Index Fund       Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Advisers: Robeco
                                                                               Investment Management,
                                                                               Inc., Tocqueville Asset
                                                                               Management, L.P. and
                                                                               Wellington Management

DOMESTIC SMALL-CAP EQUITY ASSET CLASS

 Ariel Fund               Adviser: Ariel             Small Cap Special        Adviser: VALIC
                          Investments, LLC             Values Fund            Sub-Advisers: Dreman
                                                                               Value Management, LLC
 Small Cap Aggressive     Adviser: VALIC                                       and Wells Capital
   Growth Fund            Sub-Adviser: RS                                      Management Incorporated
                           Investment Management                               ("Wells Capital")
                           Co. LLC

 Small Cap Fund           Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Advisers: Invesco,                              Sub-Advisers: Century
                           T. Rowe Price and                                   Capital Management, LLC
                           Bridgeway Capital                                   and Wells Capital
                           Management, LLC

 Small Cap Growth Fund    Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Adviser: JPMIM                                  Sub-Advisers: JP Morgan
                                                                               Investment Management
                                                                               Inc. ("JPMIM") and
                                                                               Metropolitan West
 Small Cap Index Fund     Adviser: VALIC                                       Capital Management, LLC
                          Sub-Adviser: SunAmerica

GLOBAL EQUITY ASSET CLASS (INTERNATIONAL AND DOMESTIC)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Advisers: Franklin
                           Investments, LLC                                    Advisers, Inc. and
                           ("PineBridge")                                      Templeton Investment
                                                                               Counsel, LLC

INTERNATIONAL EQUITY ASSET CLASS

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
                          Sub-Adviser: JPMIM           Fund                   Sub-Advisers: American
                                                                               Century, Invesco and
 Foreign Value Fund       Adviser: VALIC                                       Massachusetts Financial
                          Sub-Adviser: Templeton                               Services Company ("MFS")
                           Global Advisors Ltd.

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VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------
 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      Opportunities Fund     Sub-Adviser: MFS and UBS
                                                                               Global Asset Management
                                                                               (Americas) Inc.

SPECIALTY ASSET CLASS

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           and Goldman Sachs Asset     Fund
                           Management, L.P.

 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe
                          Price                                                Price, RCM and
                                                                               Wellington Management

HYBRID ASSET CLASS (EQUITY AND FIXED INCOME)

 Aggressive Growth        Adviser: VALIC             SunAmerica 2020 High     Adviser: VALIC
   Lifestyle Fund         Sub-Adviser: PineBridge      Watermark Fund*        Sub-Adviser: SunAmerica

 Asset Allocation Fund    Adviser: VALIC             Vanguard LifeStrategy    The LifeStrategy Funds
                          Sub-Adviser: PineBridge      Conservative Growth    do not employ an
                                                       Fund                   investment advisor, but
                                                                              benefit from the
                                                                              investment advisory
                                                                              services provided to the
 Conservative Growth      Adviser: VALIC             Vanguard LifeStrategy    underlying funds in
   Lifestyle Fund         Sub-Adviser: PineBridge      Growth Fund            which they invest. The
                                                                              investment advisors to
 Dynamic Allocation Fund  Adviser: VALIC             Vanguard LifeStrategy    the underlying funds are
                          Sub-Advisers:                Moderate Growth Fund   Vanguard and Mellon
                           AllianceBernstein L.P.                             Capital Management
                           and SunAmerica                                     Corporation.

 Moderate Growth          Adviser: VALIC             Vanguard Wellington Fund Adviser: Wellington
   Lifestyle Fund         Sub-Adviser: PineBridge                              Management

FIXED INCOME ASSET CLASS

 Capital Conservation     Adviser: VALIC             Money Market I Fund      Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Money Market II Fund     Adviser: VALIC
                          Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Government Securities    Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   Fund                   Sub-Advisers: JPMIM and                             Sub-Adviser: PineBridge
                           SunAmerica

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Adviser: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge

--------
* closed to new investments

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The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. PLEASE SEE THE VALIC COMPANY I PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.


Effective October 1, 2011, the Global Equity Fund changed its name to the Emerging Economies Fund, and the International Growth I Fund changed its name to the International Growth Fund. On March 23, 2012, the Lou Holland Growth Fund was merged into the American Beacon Holland Large Cap Growth Fund. On
May 1, 2012, the International Small Cap Equity Fund changed its name to the International Opportunities Fund. A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

PURCHASE PERIOD
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The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide

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certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit Values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (EQUALS)
             All Purchase Payments made to the Fixed Account Options
         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

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CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Money Market I or II Fund, will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS


You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

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If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

OPTIONAL LIVING BENEFITS
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You may elect, for an additional fee, the IncomeLOCK Plus Living Benefit, which is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you purchased a Living Benefit prior to December 26, 2012, see "Appendix D" for a description of your Living Benefit.

An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.


LIVING BENEFIT DEFINED TERMS


ANNIVERSARY VALUE -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.


BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period.

INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

INCOME CREDIT PERCENTAGE -- a percentage (either 6% or 8%, as selected by you) used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

PROTECTED INCOME PAYMENT -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

--------------------------------------------------------------------------------



INCOMELOCK PLUS FEATURES


IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit.


Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year. For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

For IncomeLOCK +6 or IncomeLOCK +8, after the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary


If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.


You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) the income option you selected (for IncomeLOCK +6 only), (3) whether there are one or two Covered Persons, and (4) the age of the Covered Person(s) at the time of the first withdrawal. For IncomeLOCK +6, the percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. For IncomeLOCK +8, the percentage of the Benefit Base that is guaranteed by the Living Benefit ranges from 3.25% to 4.75%. Please see the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this prospectus for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).


Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.


The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.


If you purchased your Living Benefit prior to December 26, 2012, see Appendix D for more information regarding your investment restrictions.

      INVESTMENT
         GROUP           INVESTMENT RESTRICTIONS   VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
--------------------------------------------------------------------------------------------------
Group A: Bond, Cash and       30%-Minimum            Fixed Account Plus
Fixed Accounts                                       Short-Term Fixed Account
                              100%-Maximum           Capital Conservation Fund
                                                     Core Bond Fund
                                                     Government Securities Fund
                                                     Inflation Protected Fund
                                                     International Government Bond Fund
                                                     Money Market I Fund
                                                     Money Market II Fund
                                                     Strategic Bond Fund
                                                     Vanguard Long-Term Investment Grade Fund
                                                     Vanguard Long-Term Treasury Fund
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      INVESTMENT
         GROUP           INVESTMENT RESTRICTIONS   VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-                        -
Group B: Equity Maximum       0%-Minimum           Aggressive Growth Lifestyle Fund
                                                   American Beacon Holland Large Cap Growth Fund
                              70%-Maximum          Asset Allocation Fund
                                                   Blue Chip Growth Fund
                                                   Broad Cap Value Income Fund
                                                   Capital Appreciation Fund
                                                   Conservative Growth Lifestyle Fund
                                                   Core Equity Fund
                                                   Dividend Value Fund
                                                   Dynamic Allocation Fund
                                                   Foreign Value Fund
                                                   Global Social Awareness Fund
                                                   Global Strategy Fund
                                                   Growth Fund
                                                   Growth & Income Fund
                                                   High Yield Bond Fund
                                                   International Equities Fund
                                                   International Growth Fund
                                                   Large Cap Core Fund
                                                   Large Capital Growth Fund
                                                   Large Cap Value Fund
                                                   Mid Cap Index Fund
                                                   Mid Cap Value Fund
                                                   Moderate Growth Lifestyle Fund
                                                   Socially Responsible Fund
                                                   Stock Index Fund
                                                   Value Fund
                                                   Vanguard LifeStrategy Conservative Growth Fund
                                                   Vanguard LifeStrategy Growth Fund
                                                   Vanguard LifeStrategy Moderate Growth Fund
                                                   Vanguard Wellington Fund
                                                   Vanguard Windsor II Fund
--------------------------------------------------------------------------------------------------

Group C: Limited Equity       0%-Minimum           Ariel Appreciation Fund
                                                   Ariel Fund
                              10%-Maximum          Emerging Economies Fund
                                                   Global Real Estate Fund
                                                   Health Sciences Fund
                                                   International Opportunities Fund
                                                   Invesco Balanced-Risk Commodity Strategy Fund
                                                   Mid Cap Growth Fund
                                                   Mid Cap Strategic Growth Fund
                                                   Nasdaq-100(R) Index Fund
                                                   Science and Technology Fund
                                                   Small Cap Aggressive Growth Fund
                                                   Small Cap Fund
                                                   Small Cap Growth Fund
                                                   Small Cap Index Fund
                                                   Small Cap Special Values Fund
                                                   Small Cap Value Fund
                                                   Small-Mid Growth Fund

--------------------------------------------------------------------------------


Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-------------------------------------------------------
Multi-Year Fixed Option - 5 years
-------------------------------------------------------
Multi-Year Fixed Option - 7 years
-------------------------------------------------------
Multi-Year Fixed Option - 10 years
-------------------------------------------------------
SunAmerica 2020 High Watermark Fund (Not available for
new investments effective 8/31/12.)
-------------------------------------------------------

Automatic Allocation to Fixed Account Plus


The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.


Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.


Additional Important Information Applicable to IncomeLOCK Plus

IF YOU ELECT INCOMELOCK PLUS, YOU WILL NOT BE ABLE TO TAKE A LOAN WHILE THIS LIVING BENEFIT IS IN EFFECT. YOU WILL NEED TO WAIT UNTIL AFTER THE 5TH BENEFIT YEAR ANNIVERSARY (THE EARLIEST INCOMELOCK PLUS TERMINATION DATE), TERMINATE INCOMELOCK PLUS AND THEN TAKE A LOAN. WHEN YOU TERMINATE INCOMELOCK PLUS, YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE.


Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.


IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Please note that these features and/or their components may not be available in your state. IncomeLOCK is no longer offered with the Contract. See "Appendix D" for information on IncomeLOCK and on IncomeLOCK Plus

--------------------------------------------------------------------------------


endorsements issued prior to December 26, 2012. On and after December 26, 2012, IncomeLOCK Plus is not available for new enrollments under plans which are subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Please check with your financial advisor for availability and any additional restrictions.


LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH CONTRIBUTORY QUALIFIED PLANS (401(K), 403(B), 457) OR IRAS (TRADITIONAL OR ROTH IRAS AND SEPS) IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.


INCOMELOCK PLUS OPTIONS


You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you elected IncomeLOCK Plus prior to December 26, 2012, see "Appendix D" for additional information.

IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. These options are more fully described below. See "Appendix C -- IncomeLOCK Plus Examples" for examples demonstrating the operation of IncomeLOCK +6 and IncomeLOCK +8 options.


Both Income Credit Options lock in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. If you elect IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. If you elect IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.


Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

IF YOU ELECT ONE COVERED PERSON:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

IF YOU ELECT TWO COVERED PERSONS:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

--------
(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

IF YOU ELECT ONE COVERED PERSON:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

IF YOU ELECT TWO COVERED PERSONS:

  .   The Contract Owner and the 100% spousal primary beneficiary

--------------------------------------------------------------------------------


  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

IF YOU ELECT ONE COVERED PERSON:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

IF YOU ELECT TWO COVERED PERSONS:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).

Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.


The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.


                                 INCOMELOCK +6


-----------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
     AGE OF COVERED PERSON AT FIRST         INCOME     INCOME       INCOME       CUSTOM
              WITHDRAWAL                   OPTION 1   OPTION 2     OPTION 3    ALLOCATION
-----------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.5% / 3%* 5.5% / 3%* 3.75% for Life 4.5% /3%*
-----------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4%  6.5% / 3%   5% for Life   4.5% / 4%
-----------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)   5% / 3%*   5% / 3%*  3.25% for Life  4% / 3%*
-----------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)     5% / 4%    6% / 3%   4.5% for Life   4% / 4%
-----------------------------------------------------------------------------------------


 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday (on or after the younger Covered Person's 65/th/ birthday, if two Covered Persons are elected).


                                 INCOMELOCK +8

      --------------------------------------------------------------------
                                                      MAXIMUM ANNUAL
              NUMBER OF COVERED PERSONS           WITHDRAWAL PERCENTAGE
                         AND                               AND
      AGE OF COVERED PERSON AT FIRST WITHDRAWAL  PROTECTED INCOME PAYMENT
      --------------------------------------------------------------------
      One Covered Person (Age 64 and Younger)         3.75% for Life
      --------------------------------------------------------------------
      One Covered Person (Age 65 and Older)           4.75% for Life
      --------------------------------------------------------------------
      Two Covered Persons (Age 64 and Younger)        3.25% for Life
      --------------------------------------------------------------------
      Two Covered Persons (Age 65 and Older)          4.25% for Life
      --------------------------------------------------------------------

--------------------------------------------------------------------------------


Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. See "Appendix D" if you purchased IncomeLOCK Plus prior to December 26, 2012.


First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.


The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

If you elect IncomeLOCK +6, the Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

--------------------------------------------------------------------------------


Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. Please see "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

--------------------------------------------------------------------------------


  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

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(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for

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any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
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By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK Plus


  .   Other Charges


These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

AMOUNT OF SURRENDER CHARGE

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

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10% FREE WITHDRAWAL

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.35% to 0.85% during the Purchase Period and 0.75% to 1.25% during the Payout Period depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE, SURRENDER, OR SEPARATE ACCOUNT
CHARGES

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

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  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently

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from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

INCOMELOCK PLUS

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.

                                                               MAXIMUM
                                                              ANNUALIZED
                                  INITIAL  MAXIMUM  MINIMUM    FEE RATE
                                   ANNUAL   ANNUAL   ANNUAL    DECREASE
       NUMBER OF COVERED PERSONS  FEE RATE FEE RATE FEE RATE OR INCREASE*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables". For the formula and examples of how the fee is calculated, see Appendix B.


We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
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The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

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  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
   (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

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  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the Statement of Additional Information.

SURRENDER OF ACCOUNT VALUE
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WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.

SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

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(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

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Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

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Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year. If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

INCOMELOCK PLUS

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT (MAWA): The MAWA is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the MAWA for that year, the MAWA will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the MAWA will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated MAWA is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous MAWA.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining MAWA for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see "If your Account Value is Reduced to Zero" below.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining MAWA. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS WILL TERMINATE.

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If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

LATEST ANNUITY DATE

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the MAWA is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service.

EXCHANGE PRIVILEGE
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From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
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The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

SPOUSAL BENEFICIARIES

A spousal Beneficiary may receive death benefits as shown above; or

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In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

BENEFICIARIES OTHER THAN SPOUSES

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payment.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in New York. This Contract provision was not available in Florida for Contracts issued prior to March 5, 2012. In Florida, for Contract issued on or after March 5, 2012 (1) that are individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan), the interest guaranteed death benefit is payable if death occurs prior to age 70, and (2) that are issued in connection with an employer-sponsored retirement plan, the interest guaranteed death benefit is not available. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.

The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

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Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC
            OR
            100% of Purchase Payments invested in Variable
            Account Options
        -   (MINUS)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Option
        +   (PLUS)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York, or any other state where the interest guaranteed death benefit is not available.

In Florida, the standard death benefit is payable if death occurs at any age if the Contract is issued in connection with an employer-sponsored retirement plan. If death occurs on or after age 70 in an individual nonqualified Contract, IRA or Roth IRA (outside of an employer-sponsored retirement plan), the standard death benefit feature is payable.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (MINUS)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (PLUS)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. Please see the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may

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      choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

OTHER CONTRACT FEATURES
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CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

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CANCELLATION -- THE 21 DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 21 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
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As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

DURING THE PURCHASE PERIOD

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING THE PAYOUT PERIOD OR AFTER A DEATH BENEFIT HAS BEEN PAID

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds

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for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
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The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation. The information below is not intended as tax advice to any individual.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts, and effective for tax years beginning after 2010, eligible 457(b) Roth accounts, pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to

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Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The PPA created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments made directly to insurer up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 401(f), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds. As referenced previously, in 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where Purchase Payments under a variable annuity Contract are invested in publicly available Mutual Funds, the Contract Owner should be treated as the owner of the Mutual Fund shares, and deferred tax treatment under the Contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written

--------------------------------------------------------------------------------

plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


There are no pending legal proceedings against the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation related to their respective business operations. Additionally and pending at this time is a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 brought by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards") brought against VALIC in 2009 (Civil Action No. 09-C-2104). The WV Boards seek a declaration that would prevent VALIC from enforcing withdrawal restrictions in their respective fixed annuity contracts. In 2012, the WV Boards amended their lawsuit for money damages. As of December 26, 2012, the Company believes it is not likely that contingent liabilities arising from these lawsuits will have a material adverse effect on the financial condition of the Company.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                               PAGE
                                                               ----
            General Information...............................   3
            Federal Tax Matters...............................   3
               Tax Consequences of Purchase Payments..........   3
               Tax Consequences of Distributions..............   6
               Special Tax Consequences -- Early Distribution.   7
               Special Tax Consequences --
                 Required Distributions.......................   8
               Tax Free Rollovers, Transfers and Exchanges....  10
               Effect of Tax-Deferred Accumulations...........  11
            Exchange Privilege................................  12
               Exchanges From Independence Plus Contracts.....  12
               Exchanges From V-Plan Contracts................  13
               Exchanges From SA-1 and SA-2 Contracts.........  14
               Exchanges From Impact Contracts................  16
               Exchanges From Compounder Contracts............  16
               Information That May Be Applicable To
                 Any Exchange.................................  17

                                                                 PAGE
                                                                 ----
          Calculation of Surrender Charge.......................  18
             Illustration of Surrender Charge on
               Total Surrender..................................  18
             Illustration of Surrender Charge on a 10% Partial
               Surrender Followed by a Full Surrender...........  18
          Purchase Unit Value...................................  19
             Illustration of Calculation of Purchase Unit Value.  19
             Illustration of Purchase of Purchase Units.........  20
          Calculation of MVA Option.............................  20
          Payout Payments.......................................  21
             Assumed Investment Rate............................  21
             Amount of Payout Payments..........................  21
             Payout Unit Value..................................  22
             Illustration of Calculation of Payout Unit Value...  22
             Illustration of Payout Payments....................  22
          Distribution of Variable Annuity Contracts............  22
          Experts...............................................  23
          Comments on Financial Statements......................  23

                   APPENDIX A -- SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------

Purchase units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.*


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31   AT 12/31
  ---------                                  ---- ------ -------- ------------
  VALIC COMPANY I
    Asset Allocation Fund (Division 5)       2011 6.219   6.239       35,058
                                             2010 5.461   6.219       30,163
                                             2009 4.444   5.461       33,286
                                             2008 5.740   4.444       43,079
                                             2007 5.432   5.740       51,018
                                             2006 4.890   5.432       41,299
                                             2005 4.743   4.890       68,398
                                             2004 4.398   4.743      104,508
                                             2003 3.697   4.398      817,455
                                             2002 4.104   3.697      864,202
    Blue Chip Growth Fund (Division 72)      2011 1.000   1.009    1,897,960
                                             2010 0.866   1.000    1,776,518
                                             2009 0.609   0.866    7,431,040
                                             2008 1.072   0.609    6,036,349
                                             2007 0.954   1.072    2,571,034
                                             2006 0.877   0.954    1,955,883
                                             2005 0.833   0.877    1,943,533
                                             2004 0.769   0.833    1,701,083
                                             2003 0.598   0.769    2,956,387
                                             2002 0.794   0.598    1,798,857
    Broad Cap Value Income Fund
     (Division 75)                           2011 1.081   1.092      340,729
                                             2010 0.950   1.081      238,391
                                             2009 0.763   0.950      262,031
                                             2008 1.171   0.763      318,615
                                             2007 1.156   1.171      262,950
                                             2006 1.012   1.156      316,317
                                             2005    --      --           --
    Capital Conservation Fund (Division 7)   2011 3.614   3.838      413,124
                                             2010 3.372   3.614      248,567
                                             2009 3.055   3.372      289,907
                                             2008 3.169   3.055      325,510
                                             2007 3.075   3.169      422,902
                                             2006 2.960   3.075      439,627
                                             2005 2.926   2.960      131,131
                                             2004 2.831   2.926      180,217
                                             2003 2.735   2.831      718,508
                                             2002 2.526   2.735      655,773
    Core Equity Fund (Division 15)           2011 2.191   2.167      457,362
                                             2010 1.954   2.191      470,922
                                             2009 1.593   1.954      547,314
                                             2008 2.547   1.593      773,394
                                             2007 2.489   2.547    1,339,870
                                             2006 2.241   2.489    1,542,826
                                             2005 2.168   2.241    2,285,402
                                             2004 2.019   2.168    2,966,192
                                             2003 1.602   2.019    4,451,054
                                             2002 2.070   1.602    4,247,981
    Dividend Value Fund (Division 21)        2011 1.758   1.890    1,363,711
                                             2010 1.551   1.758      364,431
                                             2009 1.311   1.551      454,380
                                             2008 2.036   1.311      529,452
                                             2007 2.058   2.036    1,376,939
                                             2006 1.767   2.058    1,628,845
                                             2005 1.700   1.767    3,214,697
                                             2004 1.516   1.700    3,896,402
                                             2003 1.181   1.516    5,337,891
                                             2002 1.477   1.181    5,195,789


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
 FUND NAME                                   YEAR AT 1/1 AT 12/31   AT 12/31
 ---------                                   ---- ------ -------- ------------
   Emerging Economies Fund (Division 87)     2011 1.011   0.874     3,777,789
                                             2010 0.914   1.011     3,630,966
                                             2009 0.710   0.914     3,963,799
                                             2008 1.325   0.710     4,429,851
                                             2007 1.222   1.325    21,583,563
                                             2006 1.066   1.222    18,542,675
                                             2005    --      --            --
   Foreign Value Fund (Division 89)          2011 1.170   1.012     5,014,763
                                             2010 1.094   1.170     6,219,408
                                             2009 0.747   1.094     9,465,183
                                             2008 1.355   0.747    10,564,087
                                             2007 1.227   1.355    11,585,693
                                             2006 1.067   1.227    11,146,312
                                             2005    --      --            --
   Global Real Estate Fund (Division 101)    2011 0.993   0.908     1,102,048
                                             2010 0.845   0.993       903,921
                                             2009 0.645   0.845            --
                                             2008    --   0.645     1,435,798
   Global Social Awareness Fund
    (Division 12)                            2011 4.134   3.855       454,292
                                             2010 3.706   4.134       353,772
                                             2009 2.833   3.706       650,734
                                             2008 4.749   2.833     1,006,351
                                             2007 4.577   4.749       976,365
                                             2006 3.986   4.577       910,144
                                             2005 3.853   3.986       892,492
                                             2004 3.505   3.853     1,007,928
                                             2003 2.745   3.505     1,734,049
                                             2002 3.607   2.745     1,868,794
   Global Strategy Fund (Division 88)        2011 1.439   1.398     4,153,246
                                             2010 1.296   1.439     4,508,067
                                             2009 1.051   1.296     3,599,788
                                             2008 1.335   1.051     4,539,740
                                             2007 1.220   1.335     4,996,405
                                             2006 1.086   1.220     5,164,185
                                             2005    --      --            --
   Government Securities Fund (Division 8)   2011 3.550   3.874       150,347
                                             2010 3.435   3.550       181,539
                                             2009 3.592   3.435       310,411
                                             2008 3.292   3.592       294,595
                                             2007 3.076   3.292       171,495
                                             2006 3.004   3.076       122,767
                                             2005 2.945   3.004       235,623
                                             2004 2.864   2.945       295,626
                                             2003 2.848   2.864     1,511,508
                                             2002 2.558   2.848     1,242,127
   Growth Fund (Division 78)                 2011 1.082   1.069     6,055,510
                                             2010 0.921   1.082     5,992,221
                                             2009 0.679   0.921     6,668,828
                                             2008 1.131   0.679     7,512,120
                                             2007 0.940   1.131    32,052,377
                                             2006 0.914   0.940    36,312,466
                                             2005    --      --            --
   Growth & Income Fund (Division 16)        2011 2.307   2.254       220,605
                                             2010 2.124   2.370       240,301
                                             2009 1.754   2.124       261,115
                                             2008 2.790   1.754       282,364
                                             2007 2.622   2.790       293,799


--------

* The 2005 data for the Inflation Protected Fund and the SunAmerica High Watermark Funds begins on February 22. The 2006 data for the Broad Cap Value Income Fund, Emerging Economies Fund, Foreign Value Fund, Global Strategy Fund, Growth Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small-Mid Growth Fund begins on May 30, 2006, the date these funds were added to Portfolio Director. The 2008 data for the Global Real Estate Fund begins on May 1, 2008, the date this fund was added to Portfolio Director. The 2011 data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this fund was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The 2002 through 2011 data for the American Beacon Holland Large Cap Growth Fund reflects the data for the Lou Holland Growth Fund. The Dynamic Allocation Fund was established December 19, 2012 and added to Portfolio Director December 26, 2012. Consequently, there are no Unit Values for the 1/1 or 12/31 periods for this fund. On October 26, 2012, the SunAmerica 2015 High Watermark Fund was liquidated.

--------------------------------------------------------------------------------


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
FUND NAME                                     YEAR AT 1/1 AT 12/31   AT 12/31
---------                                     ---- ------ -------- ------------
                                              2006  2.287   2.622      202,754
                                              2005  2.268   2.287      295,142
                                              2004  2.060   2.268      378,755
                                              2003  1.690   2.060      996,416
                                              2002  2.166   1.690      970,967
  Health Sciences Fund (Division 73)          2011  1.530   1.680    1,526,741
                                              2010  1.329   1.530    1,395,941
                                              2009  1.017   1.329    1,979,366
                                              2008  1.453   1.017    2,086,000
                                              2007  1.243   1.453    2,526,736
                                              2006  1.153   1.243    2,507,336
                                              2005  1.026   1.153    3,061,825
                                              2004  0.895   1.026    2,989,061
                                              2003  0.657   0.895    5,464,309
                                              2002  0.914   0.657    2,585,106
  Inflation Protected Fund (Division 77)      2011  1.215   1.330      813,712
                                              2010  1.120   1.215      640,181
                                              2009  1.028   1.120    1,049,398
                                              2008  1.093   1.028      811,287
                                              2007  1.020   1.093       79,899
                                              2006  1.022   1.020       49,927
                                              2005  1.007   1.022      103,887
  International Equities Fund (Division 11)   2011  1.809   1.563    3,764,337
                                              2010  1.678   1.809    2,786,435
                                              2009  1.303   1.678    3,551,393
                                              2008  2.315   1.303    3,821,556
                                              2007  2.141   2.315    3,374,713
                                              2006  1.751   2.141    2,536,156
                                              2005  1.505   1.751    1,083,111
                                              2004  1.285   1.505      498,972
                                              2003  0.997   1.285      772,467
                                              2002  1.235   0.997      380,023
  International Government Bond Fund
   (Division 13)                              2011  3.135   3.256      734,816
                                              2010  2.917   3.135      867,475
                                              2009  2.630   2.917    1,088,499
                                              2008  2.661   2.630    1,549,545
                                              2007  2.501   2.661      951,630
                                              2006  2.331   2.501      414,922
                                              2005  2.359   2.331      725,127
                                              2004  2.145   2.359      932,794
                                              2003  1.807   2.145    1,635,564
                                              2002  1.549   1.807    1,001,692
  International Growth Fund (Division 20)     2011  2.442   2.190    2,458,686
                                              2010  2.182   2.442    2,830,224
                                              2009  1.622   2.182    2,386,717
                                              2008  2.813   1.622    2,097,063
                                              2007  2.467   2.813    2,502,365
                                              2006  1.964   2.467    2,263,168
                                              2005  1.738   1.964    4,178,033
                                              2004  1.512   1.738    4,937,321
                                              2003  1.213   1.512   19,551,044
                                              2002  1.493   1.213   19,282,231
  Large Cap Core Fund (Division 76)           2011  1.267   1.247      392,182
                                              2010  1.092   1.267      810,729
                                              2009  0.794   1.092    1,876,124
                                              2008  1.184   0.794    2,670,747
                                              2007  1.102   1.184      249,630
                                              2006  0.999   1.102      297,019
                                              2005     --      --           --
  Large Capital Growth Fund (Division 79)     2011  1.174   1.095    3,477,357
                                              2010  1.022   1.174    3,809,350
                                              2009  0.784   1.022    4,633,199
                                              2008  1.284   0.784    5,003,388
                                              2007  1.122   1.284    8,183,163
                                              2006  1.028   1.122    8,924,788
                                              2005     --      --           --
  Mid Cap Index Fund (Division 4)             2011 12.912  12.578    1,115,927
                                              2010 10.289  12.912    1,219,712
                                              2009  7.485  10.289    1,146,174
                                              2008 11.932   7.485    1,384,721


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
 FUND NAME                                   YEAR AT 1/1 AT 12/31   AT 12/31
 ---------                                   ---- ------ -------- ------------
                                             2007 11.152  11.932    3,377,619
                                             2006 10.202  11.152    3,264,013
                                             2005  9.147  10.202    4,626,356
                                             2004  7.930   9.147    4,150,743
                                             2003  5.904   7.930    6,153,555
                                             2002  6.980   5.904    4,544,820
   Mid Cap Strategic Growth Fund
    (Division 83)                            2011  1.461   1.354    1,185,711
                                             2010  1.165   1.461    1,415,173
                                             2009  0.797   1.165    1,610,223
                                             2008  1.544   0.797    2,291,545
                                             2007  1.197   1.544    4,561,455
                                             2006  1.154   1.197    3,498,730
                                             2005     --      --           --
   Money Market I Fund (Division 6)          2011  2.328   2.314    1,345,350
                                             2010  2.341   2.328    1,171,886
                                             2009  2.348   2.341    2,369,391
                                             2008  2.311   2.348    3,350,461
                                             2007  2.221   2.311    6,995,461
                                             2006  2.135   2.221    5,309,159
                                             2005  2.091   2.135   11,258,258
                                             2004  2.087   2.091   12,486,400
                                             2003  2.087   2.087   14,189,330
                                             2002  2.074   2.087   15,407,573
   Nasdaq-100(R) Index Fund (Division 46)    2011  0.635   0.650    1,361,782
                                             2010  0.534   0.635    1,262,462
                                             2009  0.346   0.534    1,445,415
                                             2008  0.604   0.346    1,624,668
                                             2007  0.512   0.604    2,271,567
                                             2006  0.483   0.512    2,357,989
                                             2005  0.480   0.483    5,083,720
                                             2004  0.439   0.480    6,617,868
                                             2003  0.296   0.439   12,218,780
                                             2002  0.482   0.296    3,956,142
   Science & Technology Fund (Division 17)   2011  3.040   2.841    1,841,311
                                             2010  2.505   3.040    1,983,913
                                             2009  1.523   2.505    2,378,150
                                             2008  2.836   1.523    2,429,103
                                             2007  2.424   2.836    9,328,934
                                             2006  2.304   2.424   10,343,844
                                             2005  2.243   2.304   12,389,905
                                             2004  2.239   2.243   13,920,657
                                             2003  1.487   2.239   16,906,927
                                             2002  2.502   1.487   12,884,236
   Small Cap Aggressive Growth Fund
    (Division 86)                            2011  1.327   1.184      562,986
                                             2010  1.045   1.327      662,730
                                             2009  0.686   1.045      827,836
                                             2008  1.162   0.686      848,671
                                             2007  1.021   1.162      762,472
                                             2006  1.005   1.021      622,639
                                             2005     --      --           --
   Small Cap Fund (Division 18)              2011  3.068   3.026      991,524
                                             2010  2.382   3.068      831,512
                                             2009  1.866   2.382      908,241
                                             2008  2.856   1.866    1,134,532
                                             2007  3.063   2.856    1,368,123
                                             2006  2.843   3.063    1,630,818
                                             2005  2.665   2.843    5,356,147
                                             2004  2.252   2.665    6,244,257
                                             2003  1.661   2.252   22,524,144
                                             2002  2.181   1.661   22,831,723
   Small Cap Index Fund (Division 14)        2011  4.208   4.003    1,260,659
                                             2010  3.345   4.208    1,376,227
                                             2009  2.624   3.345    1,652,916
                                             2008  4.029   2.624    1,997,123
                                             2007  4.132   4.029    4,417,329
                                             2006  3.521   4.132    4,207,324
                                             2005  3.397   3.521    3,407,414
                                             2004  2.899   3.397    3,011,505
                                             2003  1.991   2.899    4,726,480
                                             2002  2.530   1.991    2,879,348

--------------------------------------------------------------------------------


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
 FUND NAME                                   YEAR AT 1/1 AT 12/31   AT 12/31
 ---------                                   ---- ------ -------- ------------
   Small Cap Special Values Fund
    (Division 84)                            2011 1.054   0.996     1,907,684
                                             2010 0.872   1.054     1,848,622
                                             2009 0.667   0.872     2,652,417
                                             2008 1.041   0.667     2,969,120
                                             2007 1.164   1.041     3,496,149
                                             2006 1.046   1.164     4,410,166
                                             2005    --      --            --
   Small-Mid Growth Fund (Division 85)       2011 1.076   1.023       615,579
                                             2010 0.858   1.076       737,740
                                             2009 0.613   0.858       872,131
                                             2008 1.022   0.613       952,817
                                             2007 1.058   1.022     1,060,246
                                             2006 1.017   1.058     1,326,519
                                             2005    --      --            --
   Stock Index Fund (Division 10)            2011 5.645   5.713     4,060,930
                                             2010 4.951   5.645     4,071,403
                                             2009 3.948   4.951     4,220,931
                                             2008 6.325   3.948     4,610,545
                                             2007 6.053   6.325    16,814,360
                                             2006 5.277   6.053    17,461,782
                                             2005 5.077   5.277    22,842,446
                                             2004 4.622   5.077    24,150,777
                                             2003 3.627   4.622    33,142,910
                                             2002 4.704   3.627    28,356,507
   Value Fund (Division 74)                  2011 1.302   1.265       532,650
                                             2010 1.140   1.302       649,923
                                             2009 0.859   1.140     1,877,864
                                             2008 1.495   0.859     3,076,947
                                             2007 1.415   1.495       733,730
                                             2006 1.223   1.415       630,287
                                             2005 1.157   1.223       405,407
                                             2004 1.001   1.157       186,509
                                             2003 0.799   1.001       265,766
                                             2002 1.000   0.799        96,020
 VALIC COMPANY II
   Aggressive Growth Lifestyle Fund
    (Division 48)                            2011 2.049   2.039       706,136
                                             2010 1.774   2.049       632,279
                                             2009 1.378   1.774       883,698
                                             2008 2.063   1.378       993,829
                                             2007 1.885   2.063     1,066,647
                                             2006 1.660   1.885       837,701
                                             2005 1.488   1.660     1,694,406
                                             2004 1.316   1.488     1,766,337
                                             2003 1.021   1.316     2,187,204
                                             2002 1.257   1.021     2,079,689
   Capital Appreciation Fund (Division 39)   2011 1.034   1.011       702,604
                                             2010 0.901   1.034       751,394
                                             2009 0.688   0.907       892,083
                                             2008 1.237   0.688     1,027,117
                                             2007 1.035   1.237     1,100,795
                                             2006 0.983   1.035       962,418
                                             2005 0.954   0.983     2,369,942
                                             2004 0.876   0.954     4,224,415
                                             2003 0.698   0.876    14,435,443
                                             2002 1.012   0.698    14,138,366
   Conservative Growth Lifestyle Fund
    (Division 50)                            2011 2.173   2.240       443,385
                                             2010 1.922   2.173       393,141
                                             2009 1.595   1.922       579,779
                                             2008 1.960   1.595       486,048
                                             2007 1.836   1.960       428,327
                                             2006 1.681   1.836       298,050
                                             2005 1.588   1.681     1,110,673
                                             2004 1.460   1.588     1,305,402
                                             2003 1.251   1.460     1,666,625
                                             2002 1.322   1.251     1,676,792
   Core Bond Fund (Division 58)              2011 1.810   1.916     1,772,650
                                             2010 1.657   1.810     1,073,978
                                             2009 1.434   1.657       953,017
                                             2008 1.511   1.434       918,510
                                             2007 1.460   1.511     6,164,002


                                                                 NUMBER OF
                                                 UNIT    UNIT      UNITS
                                                VALUE   VALUE   OUTSTANDING
    FUND NAME                              YEAR AT 1/1 AT 12/31   AT 12/31
    ---------                              ---- ------ -------- ------------
                                           2006 1.396   1.460    4,850,555
                                           2005 1.371   1.396    7,955,133
                                           2004 1.313   1.371    6,464,717
                                           2003 1.267   1.313    5,850,077
                                           2002 1.168   1.267    3,812,558
      High Yield Bond Fund (Division 60)   2011 2.099   2.183      782,417
                                           2010 1.855   2.099      808,273
                                           2009 1.297   1.855      947,155
                                           2008 1.895   1.297    1,076,268
                                           2007 1.874   1.895    1,066,929
                                           2006 1.674   1.874      886,582
                                           2005 1.566   1.674      842,935
                                           2004 1.356   1.566      786,706
                                           2003 1.047   1.356    1,412,082
                                           2002 1.070   1.047      369,951
      International Opportunities Fund
       (Division 33)                       2011 1.973   1.581    1,223,659
                                           2010 1.650   1.973    1,149,825
                                           2009 1.318   1.650    2,048,462
                                           2008 2.258   1.318    2,957,259
                                           2007 2.141   2.258    3,492,588
                                           2006 1.787   2.141    2,222,958
                                           2005 1.385   1.787    3,463,850
                                           2004 1.165   1.385      569,362
                                           2003 0.913   1.165    1,888,270
                                           2002 1.109   0.913    1,609,835
      Large Cap Value Fund (Division 40)   2011 1.790   1.706      496,743
                                           2010 1.549   1.790      501,328
                                           2009 1.411   1.549      766,502
                                           2008 2.238   1.411      841,753
                                           2007 2.179   2.238    1,549,643
                                           2006 1.844   2.179    1,144,596
                                           2005 1.700   1.844      867,705
                                           2004 1.502   1.700      818,848
                                           2003 1.183   1.502    2,114,500
                                           2002 1.348   1.183    1,155,644
      Mid Cap Growth Fund (Division 37)    2011 1.428   1.351      714,647
                                           2010 1.173   1.428      718,594
                                           2009 0.819   1.173      869,254
                                           2008 1.540   0.819      890,588
                                           2007 1.357   1.540    1,057,318
                                           2006 1.183   1.357      691,830
                                           2005 1.067   1.183    1,012,858
                                           2004 0.951   1.067    1,297,312
                                           2003 0.689   0.951    2,729,051
                                           2002 0.991   0.689    1,534,706
      Mid Cap Value Fund (Division 38)     2011 3.594   3.267    1,592,597
                                           2010 2.951   3.594    1,627,573
                                           2009 2.165   2.951    2,978,425
                                           2008 3.545   2.165    3,365,688
                                           2007 3.460   3.545    4,547,940
                                           2006 2.974   3.460    3,901,778
                                           2005 2.728   2.974    6,755,672
                                           2004 2.355   2.728    5,941,957
                                           2003 1.648   2.355    2,729,051
                                           2002 1.923   1.648    1,534,706
      Moderate Growth Lifestyle Fund
       (Division 49)                       2011 2.188   2.208      688,705
                                           2010 1.912   2.188      630,884
                                           2009 1.512   1.912    1,072,733
                                           2008 2.068   1.521      797,578
                                           2007 1.906   2.068      776,491
                                           2006 1.723   1.906      497,142
                                           2005 1.591   1.723    3,389,414
                                           2004 1.436   1.591    4,148,673
                                           2003 1.168   1.436    6,133,401
                                           2002 1.308   1.168    6,168,318
      Money Market II Fund (Division 44)   2011 1.328   1.324      875,047
                                           2010 1.333   1.328      802,262
                                           2009 1.333   1.333    1,318,167
                                           2008 1.308   1.333    2,846,893
                                           2007 1.254   1.308    3,277,618
                                           2006 1.204   1.254    3,012,427

--------------------------------------------------------------------------------


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
 FUND NAME                                   YEAR AT 1/1 AT 12/31   AT 12/31
 ---------                                   ---- ------ -------- ------------
                                             2005 1.176   1.204     1,054,289
                                             2004 1.170   1.176     1,132,568
                                             2003 1.167   1.170     3,423,139
                                             2002 1.157   1.167     3,047,552
   Small Cap Growth Fund (Division 35)       2011 1.802   1.721       586,223
                                             2010 1.352   1.802       552,879
                                             2009 0.985   1.352       608,486
                                             2008 1.741   0.985       624,705
                                             2007 1.679   1.741       744,378
                                             2006 1.532   1.679       674,340
                                             2005 1.467   1.532     1,719,601
                                             2004 1.328   1.467     2,502,710
                                             2003 0.914   1.328     8,273,066
                                             2002 1.365   0.914     7,366,646
   Small Cap Value Fund (Division 36)        2011 2.576   2.368     1,164,298
                                             2010 2.055   2.576     1,438,429
                                             2009 1.660   2.055     1,698,342
                                             2008 2.370   1.660     1,562,640
                                             2007 2.557   2.370     3,811,579
                                             2006 2.160   2.557     2,590,680
                                             2005 2.031   2.160     5,333,620
                                             2004 1.708   2.031     4,604,101
                                             2003 1.231   1.708     4,450,137
                                             2002 1.411   1.231     3,382,127
   Socially Responsible Fund (Division 41)   2011 1.469   1.483     1,395,614
                                             2010 1.286   1.469     2,351,649
                                             2009 0.987   1.286     1,742,795
                                             2008 1.586   0.987     1,567,566
                                             2007 1.531   1.586     3,591,862
                                             2006 1.329   1.531     1,757,764
                                             2005 1.281   1.329     1,298,733
                                             2004 1.169   1.281     1,558,254
                                             2003 0.915   1.169     3,159,919
                                             2002 1.198   0.915     2,954,574
   Strategic Bond Fund (Division 59)         2011 2.370   2.464     1,432,552
                                             2010 2.142   2.370     1,366,323
                                             2009 1.706   2.142     2,534,815
                                             2008 1.996   1.706     2,511,986
                                             2007 1.923   1.996     2,667,037
                                             2006 1.778   1.923     1,756,315
                                             2005 1.700   1.778     1,694,660
                                             2004 1.543   1.700     1,456,929
                                             2003 1.296   1.543     2,017,062
                                             2002 1.220   1.296     1,159,362
 PUBLIC FUNDS
 American Beacon Holland Large Cap
  Growth Fund (Division 70)                  2011 1.090   1.120       442,599
                                             2010 0.962   1.090       444,600
                                             2009 0.696   0.962       878,870
                                             2008 1.074   0.696     1,494,859
                                             2007 0.988   1.074     1,367,313
                                             2006 0.945   0.988     1,599,274
                                             2005 0.958   0.945     2,090,468
                                             2004 0.867   0.958     1,878,587
                                             2003 0.683   0.867     1,996,662
                                             2002 0.875   0.683       718,560
 Ariel Appreciation Fund (Division 69)       2011 2.011   1.853     1,419,556
                                             2010 1.692   2.011     1,355,105
                                             2009 1.044   1.692     1,666,166
                                             2008 1.773   1.044     1,826,979
                                             2007 1.809   1.773     6,373,849
                                             2006 1.640   1.809     6,665,028
                                             2005 1.603   1.640     9,085,472
                                             2004 1.426   1.603     9,283,122
                                             2003 1.095   1.426    14,414,655
                                             2002 1.229   1.095     9,651,112
 Ariel Fund (Division 68)                    2011 2.065   1.820     1,848,911
                                             2010 1.649   2.065     1,970,796
                                             2009 1.015   1.649     2,556,717


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31   AT 12/31
  ---------                                  ---- ------ -------- ------------
                                             2008 1.974   1.015     2,893,051
                                             2007 2.020   1.974     9,679,539
                                             2006 1.842   2.020     9,670,021
                                             2005 1.836   1.842    11,974,748
                                             2004 1.514   1.836    11,663,898
                                             2003 1.190   1.514    12,565,403
                                             2002 1.262   1.190     7,635,540
  Invesco Balanced Risk Commodity Strategy
   Fund (Division 102)                       2011    --   0.968        27,912
  SunAmerica 2015 High Watermark
   (Division 81)                             2011 1.172   1.232        20,802
                                             2010 1.109   1.172        22,520
                                             2009 1.123   1.109        22,528
                                             2008 1.190   1.123        25,520
                                             2007 1.134   1.190        20,089
                                             2006 1.034   1.134        23,876
                                             2005 1.000   1.034       321,605
  SunAmerica 2020 High Watermark
   (Division 82)                             2011 1.006   1.171        19,823
                                             2010 0.933   1.006        19,364
                                             2009 1.002   0.933         5,525
                                             2008 1.207   1.002         5,303
                                             2007 1.151   1.207         2,746
                                             2006 1.047   1.151         7,654
                                             2005 1.000   1.047        11,209
  Vanguard LifeStrategy Conservative Growth
   Fund (Division 54)                        2011 1.678   1.693       499,684
                                             2010 1.523   1.678       566,418
                                             2009 1.312   1.523       896,140
                                             2008 1.644   1.312     1,088,132
                                             2007 1.550   1.644     1,176,728
                                             2006 1.413   1.550       960,607
                                             2005 1.365   1.413     3,559,902
                                             2004 1.274   1.365     3,688,296
                                             2003 1.102   1.274     9,476,600
                                             2002 1.175   1.102     7,155,948
  Vanguard LifeStrategy Growth Fund
   (Division 52)                             2011 1.636   1.585     1,301,368
                                             2010 1.434   1.636     1,469,204
                                             2009 1.157   1.434     1,801,346
                                             2008 1.779   1.157     2,001,770
                                             2007 1.669   1.779     2,031,848
                                             2006 1.450   1.669     2,180,003
                                             2005 1.368   1.450     5,639,072
                                             2004 1.226   1.368     7,687,043
                                             2003 0.962   1.226    37,609,185
                                             2002 1.152   0.962    32,138,316
  Vanguard LifeStrategy Moderate Growth
   Fund (Division 53)                        2011 1.687   1.677     1,344,250
                                             2010 1.502   1.687     1,462,764
                                             2009 1.259   1.502     1,948,195
                                             2008 1.727   1.259     2,390,039
                                             2007 1.623   1.727     2,917,032
                                             2006 1.444   1.623     2,815,554
                                             2005 1.378   1.444     9,566,499
                                             2004 1.257   1.378    11,852,735
                                             2003 1.036   1.257    48,775,655
                                             2002 1.165   1.036    42,797,007
  Vanguard Long-Term Investment-Grade
   Fund (Division 22)                        2011 2.632   3.066       705,168
                                             2010 2.392   2.632       753,849
                                             2009 2.212   2.392       753,426
                                             2008 2.176   2.212       899,174
                                             2007 2.110   2.176     1,270,669
                                             2006 2.063   2.110     1,451,598
                                             2005 1.974   2.063     2,566,630
                                             2004 1.823   1.974     3,319,915
                                             2003 1.726   1.823     6,914,295
                                             2002 1.534   1.726     6,535,896

--------------------------------------------------------------------------------


                                                                 NUMBER OF
                                                 UNIT    UNIT      UNITS
                                                VALUE   VALUE   OUTSTANDING
   FUND NAME                               YEAR AT 1/1 AT 12/31   AT 12/31
   ---------                               ---- ------ -------- ------------
   Vanguard Long-Term Treasury Fund
    (Division 23)                          2011 2.620   3.366       783,639
                                           2010 2.420   2.620       901,450
                                           2009 2.768   2.420     1,417,411
                                           2008 2.273   2.768     1,831,581
                                           2007 2.093   2.273     1,840,012
                                           2006 2.070   2.093     2,193,685
                                           2005 1.953   2.070     3,852,945
                                           2004 1.834   1.953     4,506,673
                                           2003 1.797   1.834     7,156,569
                                           2002 1.550   1.797     7,071,533
   Vanguard Wellington Fund (Division 25)  2011 3.012   3.102     5,850,044
                                           2010 2.738   3.012     5,945,169
                                           2009 2.260   2.738     5,406,833
                                           2008 2.934   2.260     6,005,134
                                           2007 2.730   2.934    19,078,304


                                                                 NUMBER OF
                                                 UNIT    UNIT      UNITS
                                                VALUE   VALUE   OUTSTANDING
   FUND NAME                               YEAR AT 1/1 AT 12/31   AT 12/31
   ---------                               ---- ------ -------- ------------
                                           2006 2.396   2.730    17,194,121
                                           2005 2.262   2.396    19,100,937
                                           2004 2.052   2.262    19,953,736
                                           2003 1.714   2.052    29,224,994
                                           2002 1.856   1.714    25,923,835
   Vanguard Windsor II Fund (Division 24)  2011 2.503   2.549     3,955,338
                                           2010 2.282   2.503     4,166,371
                                           2009 1.812   2.282     7,099,568
                                           2008 2.887   1.812     6,249,982
                                           2007 2.848   2.887    18,522,732
                                           2006 2.429   2.848    17,525,237
                                           2005 2.289   2.429    28,511,819
                                           2004 1.951   2.289    28,778,096
                                           2003 1.513   1.951    40,951,351
                                           2002 1.835   1.513    34,780,852

   APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------

The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.


If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.


                                                        MAXIMUM
                                                      ANNUALIZED
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM   FEE RATE
              COVERED       ANNUAL   ANNUAL   ANNUAL  DECREASE OR
              PERSONS      FEE RATE FEE RATE FEE RATE  INCREASE*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.10%    2.20%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.10%   0.2750%
               2nd        21.49         N/A      1.10%   0.2750%
               3rd        24.16         N/A      1.10%   0.2750%
               4th        19.44         N/A      1.10%   0.2750%
               5th        16.88        0.94%     0.94%   0.2350%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (16.88 - 20)]

             0.011 +[0.05% x (-3.12)]

             0.011 + (-0.00156) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 0.94% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.10%).
           0.94% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.20%).
           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.
           The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

--------------------------------------------------------------------------------


AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.10%      1.10%    0.2750%
              7th        25.57        1.38%      1.35%    0.3375%
              8th        30.22        1.61%      1.60%    0.4000%
              9th        26.02        1.40%      1.40%    0.3500%
              10th       22.83        1.24%      1.24%    0.3100%
              11th       19.88        1.09%      1.09%    0.2725%
              12th       20.60        1.13%      1.13%    0.2825%
              13th       14.44        0.82%      0.88%    0.2200%
              14th       13.41        0.77%      0.77%    0.1925%
              15th       9.11         0.56%      0.60%    0.1500%
              16th       16.30        0.91%      0.85%    0.2125%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (25.57 - 20)]

             0.011 + [0.05% x (5.57)]

             0.011 + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 1.38% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.10%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35%
           (1.10% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3375% (or
           1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (14.44 - 20)]

                0.011 + [0.05% x (-5.56)]

                0.011 + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.13%-0.82% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.13%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13%-0.25%).

IN THE 15TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (9.11 - 20)]

                0.011 + [0.05% x (-10.89)]

                0.011 + (-0.005445) = 0.56% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

          The Annual Fee Rate of 0.56% is lower than the Minimum
          Annual Fee Rate (0.60%).

          Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

          After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the value of the VIX. If your Account Value falls to zero before the feature has been terminated, the fee will no longer be deducted.

                    APPENDIX C -- INCOMELOCK PLUS EXAMPLES
--------------------------------------------------------------------------------

The following six examples demonstrate the operation of the IncomeLOCK +6 and IncomeLOCK +8 features:

EXAMPLE 1:

Assume you elect INCOMELOCK +8 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (8%) multiplied by the Income Credit Base ($100,000) which equals $8,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($8,000 + $100,000). Assume your Maximum Annual Withdrawal Amount is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the 1st Contract anniversary is 5% of the Benefit Base (5% x $108,000 = $5,400). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,400 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $108,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $108,000 = $4,320). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,320 each year as long as the Covered Person(s) is (are) alive.




EXAMPLE 2 -- IMPACT OF HIGHEST ANNIVERSARY VALUES


Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
         CONTRACT    ACCOUNT  BENEFIT    INCOME     INCOME  WITHDRAWAL
         ANNIVERSARY  VALUE    BASE    CREDIT BASE  CREDIT    AMOUNT
         ----------- -------- -------- ----------- -------  ----------
             1st     $103,000 $108,000  $100,000   $ 8,000    $5,400
             2nd     $118,000 $118,000  $118,000       N/A*   $5,900
             3rd     $107,000 $127,440  $118,000   $ 9,440    $6,372
             4th     $110,000 $136,880  $118,000   $ 9,440    $6,844
             5th     $150,000 $150,000  $150,000       N/A*   $7,500
             6th     $145,000 $162,000  $150,000   $12,000    $8,100

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.

On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $162,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,100 (5% of the $162,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $8,100 each year as long as your accumulation value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $162,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $162,000 = $6,480). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,480 each year as long as the Covered Person(s) is(are) alive.


EXAMPLE 3 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT


Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 3 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,100), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($12,930 -- $8,100), or $4,830. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,100. Your Account Value after this portion of the withdrawal is $101,310 ($109,410 --$8,100), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,830 / $101,310 = 4.77%). The Benefit Base is adjusted to $154,273, or $162,000 x 95.23%. The Income Credit Base is adjusted to $142,845 or $150,000 x 95.23%. Your new Income Credit is 8% of your new Income Credit Base (8% x $142,845), which equals $11,428. Your new Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal Percentage ($154,273 x 5%), which equals $7,714. Therefore, if you do not take additional excess withdrawals, you may take up to $7,714 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment

--------------------------------------------------------------------------------

Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $154,273, then your Protected Income Payment is 4% of the Benefit Base (4% x $154,273 = $6,171). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,171 each year as long as the Covered Person(s) is(are) alive.


EXAMPLE 4 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE


Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------  ----------
             1st      $103,000 $106,000  $100,000   $6,000   $ 5,830
             2nd      $103,000 $112,000  $100,000   $6,000   $ 6,160
             3rd      $103,000 $118,000  $100,000   $6,000   $ 6,490
             4th      $103,000 $124,000  $100,000   $6,000   $ 6,820
             5th      $103,000 $130,000  $100,000   $6,000   $ 7,150
             6th      $103,000 $136,000  $100,000   $6,000   $ 7,480
             7th      $103,000 $142,000  $100,000   $6,000   $ 7,810
             8th      $103,000 $148,000  $100,000   $6,000   $ 8,140
             9th      $103,000 $154,000  $100,000   $6,000   $ 8,470
             10th     $103,000 $160,000  $100,000   $6,000   $ 8,800
             11th     $103,000 $166,000  $100,000   $6,000   $ 9,130
             12th     $103,000 $200,000  $200,000      N/A*  $11,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.

On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $11,000 (5.5% of the $200,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $11,000 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.


EXAMPLE 5 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES


Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                            MAXIMUM
                                                             ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   AMOUNT
          ----------- -------- -------- ----------- ------ ----------
             1st      $103,000 $106,000  $100,000   $6,000   $5,830
             2nd      $103,000 $112,000  $100,000   $6,000   $6,160
             3rd      $103,000 $118,000  $100,000   $6,000   $6,490
             4th      $103,000 $124,000  $100,000   $6,000   $6,820
             5th      $103,000 $130,000  $100,000   $6,000   $7,150
             6th      $103,000 $136,000  $100,000   $6,000   $7,480
             7th      $103,000 $142,000  $100,000   $6,000   $7,810
             8th      $103,000 $148,000  $100,000   $6,000   $8,140
             9th      $ 98,560 $151,000  $100,000   $3,000   $8,305
             10th     $ 91,010 $152,000  $100,000   $1,000   $8,360

On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,140 (5.5% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 - $4,440). Your Net Income Credit Percentage equals 3% (6% - 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base

--------------------------------------------------------------------------------

($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 - $7,550). Your new Income Credit is 1% (6% -- 5%) of your
Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

On your 10th Contract anniversary, if your Maximum Annual Withdrawal Percentage is 5.5%, your new Maximum Annual Withdrawal Amount will be $8,360 (5.5% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $8,360 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

       APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO DECEMBER 26, 2012
--------------------------------------------------------------------------------


This Appendix provides information on the IncomeLOCK and IncomeLOCK Plus endorsements that were issued prior to December 26, 2012.


TABLE OF CONTENTS


            INCOMELOCK........................................  D-1
            Fee Tables........................................  D-1
            IncomeLOCK Features...............................  D-1
               Investment Restrictions........................  D-1
               IncomeLOCK Components..........................  D-3
               Calculation of the value of each component of
                 the Benefit..................................  D-3
               Cancellation of IncomeLOCK.....................  D-4
               Automatic Termination of IncomeLOCK............  D-4
            Fees and Charges..................................  D-4
            Surrender of Account Value........................  D-4
            Death Benefits....................................  D-6
               Spousal Beneficiary............................  D-6
               Non-Spousal Beneficiary........................  D-6

            INCOMELOCK PLUS...................................  D-6
            Fee Tables........................................  D-6
            IncomeLOCK Plus Features..........................  D-7
               Income Credit Options..........................  D-7
               Amounts Received under IncomeLOCK Plus.........  D-7
               Investment Restrictions........................  D-8
               Calculation of the Value of each Component of
                 the Benefit..................................  D-9
               Automatic Termination of IncomeLOCK Plus....... D-10

            LOANS............................................. D-10


INCOMELOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:


ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.


BENEFIT BASE -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the Maximum Annual Withdrawal Amount and the Protected Income Payment.

MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

MINIMUM WITHDRAWAL PERIOD -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.


FEE TABLE

 The IncomeLOCK fee is calculated as a percentage of the Benefit Base./1/


                      FEE PERIOD  MAXIMUM ANNUAL FEE RATE
                      ----------  -----------------------
                      All years            0.90%/2/

INCOMELOCK FEATURES

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65/th/ birthday to take your first withdrawal under the Living Benefit. The Maximum Annual Withdrawal Percentage is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%



Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

--------
/1/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/2/ For IncomeLOCK endorsements with an Endorsement Date prior to May 1, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.

--------------------------------------------------------------------------------


        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
                      Minimum      Short-Term Fixed Account
        Bond,                      Capital Conservation Fund
        Cash and       100%        Core Bond Fund
        Fixed         Maximum      Government Securities Fund
        Accounts                   Inflation Protected Fund
                                   International Government Bond
                                     Fund
                                   Money Market I Fund
                                   Money Market II Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury
                                     Fund
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
                      Minimum      American Beacon Holland Large
        Equity                       Cap Growth Fund
        Maximum         70%        Asset Allocation Fund
                      Maximum      Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/3/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
                      Minimum       Ariel Fund
        Limited                     Emerging Economies Fund /3/
        Equity          10%         Global Real Estate Fund
                      Maximum       Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-------------------------------------------------------
Multi-Year Fixed Option - 5 years
-------------------------------------------------------
Multi-Year Fixed Option - 7 years
-------------------------------------------------------
Multi-Year Fixed Option - 10 years
-------------------------------------------------------
SunAmerica 2020 High Watermark Fund (Not available for
new investments effective 8/31/12.)
-------------------------------------------------------


Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

IF YOU TAKE A LOAN AFTER YOUR INCOMELOCK ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For


--------
/3/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" section of this prospectus, including the section in the Appendix, and the "Federal Tax Matters" section of this prospectus.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components


The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                          MAXIMUM      INITIAL      MAXIMUM
                                           ANNUAL      MINIMUM       ANNUAL
                                         WITHDRAWAL   WITHDRAWAL   WITHDRAWAL
                                         PERCENTAGE     PERIOD     PERCENTAGE
                                           PRIOR        PRIOR          IF
                                           TO ANY       TO ANY     EXTENSION
   WITHDRAWAL                            EXTENSION    EXTENSION    IS ELECTED
   ----------                            ---------- -----------    ----------
   Before 5th Benefit Anniversary.......      5%       20 Years         5%
   On or after 5th Benefit Anniversary..      7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.     10%       10 Years         7%
   On or after 20th Benefit Anniversary.     10%       10 Years        10%
   On or after the Benefit Anniversary              Life of the
    following Contract owner's                         Contract
    65th birthday.......................      5%          Owner/4/      5%

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.


Fourth, we determine the Maximum Annual Withdrawal Amount ("MAWA"), which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable Maximum Annual Withdrawal Percentage ("MAWP") is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is


--------
/4/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% Maximum Annual Withdrawal Percentage ("MAWP") indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

--------------------------------------------------------------------------------


taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under this feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. Please see the summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals. For effects of withdrawals on the Minimum Withdrawal Period, see the "Surrender of Account Value" section of this prospectus.


Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.


We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.


Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;/5/ or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or


4. A withdrawal in excess of the 5% MAWA./6/


FEES AND CHARGES

The annualized fee for IncomeLOCK is calculated as 0.90% of the Benefit Base for all years in which the feature is in effect (0.70% for IncomeLOCK endorsements with an Endorsement Date prior to May 1, 2012 and 0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

SURRENDER OF ACCOUNT VALUE

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.


The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:


1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess

--------
/5/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

/6/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------

withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining Minimum Withdrawal Period.


Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of:
(a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.


The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE: Withdrawals reduce the Benefit Base as follows:


1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;


2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA"): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new Minimum Withdrawal Period on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD ("MWP"): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the

--------------------------------------------------------------------------------

   Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period


At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.


DEATH BENEFITS

Spousal Beneficiary


Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero),
(ii) continue this Contract and IncomeLOCK (except as noted below) or
(iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the Minimum Withdrawal Period and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.


Non-Spousal Beneficiary


Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the Minimum Withdrawal Period remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the Minimum Withdrawal Period and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.


INCOMELOCK PLUS

If you elected IncomeLOCK Plus prior to December 26, 2012, the following provisions are applicable to this feature. All other IncomeLOCK Plus provisions discussed in the prospectus above apply to your Living Benefit except the following:

FEE TABLES


The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./7/

--------
/7/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus Options" in the prospectus.

/8/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix B -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."
/9/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

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For Endorsement Dates of May 1, 2012 through December 25, 2012:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates prior to May 1, 2012:

            --------------------------------------------------------
                                                           MAXIMUM
                                                         ANNUALIZED
                                              MAXIMUM     FEE RATE
             NUMBER OF COVERED   INITIAL FEE   ANNUAL     DECREASE
                 PERSONS            RATE     FEE RATE/8/ OR INCREASE
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------

The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

Income Credit Options

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken. After the first 12 years, the Benefit Base may continue to be increased to lock in highest Anniversary Values.

In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus


The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" in the prospectus.

You may begin taking withdrawals as early as age 45. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 3.5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the Protected Income Payment Percentage, ranges from 3% to 4%. The MAWP and Protected Income Payment Percentage will vary based on (1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.


Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).


The applicable MAWP and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. THE FIRST PERCENTAGE REPRESENTS THE MAWP AND THE SECOND PERCENTAGE REPRESENTS THE PROTECTED INCOME PAYMENT PERCENTAGE FOR EACH OF THE OPTIONS SHOWN.


For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                      5.5% / 3%    5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                        5.5% / 4%    5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                     5% / 3%  4.5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                      5% / 4%  4.5% / 4%
             -----------------------------------------------------

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For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                        6% / 3%  5.5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                          6% / 4%  5.5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                   5.5% / 3%    5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                    5.5% / 4%    5% / 4%
             -----------------------------------------------------

Investment Restrictions

As long as the Living Benefit option remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio.

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:      30%/10/        Fixed Account Plus
                      Minimum        Short-Term Fixed Account
        Bond, Cash                   Capital Conservation Fund
        and            100%          Core Bond Fund
        Fixed         Maximum        Government Securities Fund
        Accounts                     Inflation Protected Fund
                                     International Government
                                       Bond Fund
                                     Money Market I Fund
                                     Money Market II Fund
                                     Strategic Bond Fund
                                     Vanguard Long-Term Investment
                                       Grade Fund
                                     Vanguard Long-Term
                                       Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
                      Minimum      American Beacon Holland Large
        Equity                       Cap Growth Fund
        Maximum         70%        Asset Allocation Fund
                      Maximum      Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/11/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------

/10/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)

/11/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
                      Minimum       Ariel Fund
        Limited                     Emerging Economies Fund/11/
        Equity          10%         Global Real Estate Fund
                      Maximum       Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

          -----------------------------------------------------------
          Multi-Year Fixed Option - 3 years
          -----------------------------------------------------------
          -----------------------------------------------------------
          Multi-Year Fixed Option - 5 years
          -----------------------------------------------------------
          -----------------------------------------------------------
          Multi-Year Fixed Option - 7 years
          -----------------------------------------------------------
          -----------------------------------------------------------
          Multi-Year Fixed Option - 10 years
          -----------------------------------------------------------
          -----------------------------------------------------------
          SunAmerica 2020 High Watermark Fund (Not available for new investments effective 8/31/12.)
          -----------------------------------------------------------


Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was May 1, 2012 through December 25, 2012. The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. Please see the "IncomeLOCK Plus Features -- Automatic Rebalancing Program" section of the prospectus for additional details of the automatic rebalancing program.

Please see the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in the prospectus for information about your Living Benefit.


CALCULATION OF THE VALUE OF EACH COMPONENT OF THE BENEFIT


The calculation of the initial Benefit Base for IncomeLOCK Plus with Endorsement Dates prior to December 26, 2012 is set forth below. The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit, the Maximum Annual Withdrawal Amount and Excess Withdrawals, is calculated as set forth in the section of the prospectus titled "IncomeLOCK Plus--Calculation of the Value of each Component of the Benefit."

First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:


1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

--------------------------------------------------------------------------------


Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.


Please see the "IncomeLOCK Plus Features -- Cancellation of IncomeLOCK Plus" for information on how you may cancel your Living Benefit.


Automatic Termination of IncomeLOCK Plus


In addition to the termination events discussed in the prospectus in the section titled "IncomeLOCK Plus Features -- Automatic Termination of IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:


1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

LOANS


If you elected IncomeLOCK or IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR

FOR SERIES 1.60 TO 12.60                                      December 26, 2012


PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated December 26, 2012, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS              PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    High Yield Bond Fund                SunAmerica 2020 High Watermark Fund*
Dividend Value Fund                 International Opportunities Fund    Vanguard Lifestrategy Conservative Growth Fund
Dynamic Allocation Fund             Large Cap Value Fund                Vanguard Lifestrategy Growth Fund
Emerging Economies Fund             Mid Cap Growth Fund                 Vanguard Lifestrategy Moderate Growth Fund
Foreign Value Fund                  Mid Cap Value Fund                  Vanguard Long-Term Investment-Grade Fund
Global Real Estate Fund             Moderate Growth Lifestyle Fund      Vanguard Long-Term Treasury Fund
Global Social Awareness Fund        Money Market II Fund                Vanguard Wellington Fund
Global Strategy Fund                Small Cap Growth Fund               Vanguard Windsor II Fund
Government Securities Fund          Small Cap Value Fund
Growth Fund                         Socially Responsible Fund           * closed to new investments
Growth & Income Fund                Strategic Bond Fund
Health Sciences Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
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                                                                  PAGE
                                                                  ----

GLOSSARY OF TERMS................................................   3

FEE TABLES.......................................................   5

HIGHLIGHTS.......................................................   8

GENERAL INFORMATION..............................................   9
   About the Contracts...........................................   9
   About VALIC...................................................  10
   American Home Assurance Company...............................  10
   About VALIC Separate Account A................................  10
   Units of Interest.............................................  11
   Distribution of the Contracts.................................  11

FIXED AND VARIABLE ACCOUNT OPTIONS...............................  11
   Fixed Account Options.........................................  11
   Variable Account Options......................................  12

PURCHASE PERIOD..................................................  16
   Account Establishment.........................................  16
   When Your Account Will Be Credited............................  17
   Purchase Units................................................  17
   Calculation of Value for Fixed Account Options................  17
   Calculation of Value for Variable Account Options.............  18
   Premium Enhancement Credit....................................  18
   Stopping Purchase Payments....................................  18

OPTIONAL LIVING BENEFITS.........................................  19
   Living Benefit Defined Terms..................................  19
   IncomeLOCK(R) Plus Features...................................  20
   IncomeLOCK Plus Options.......................................  23

TRANSFERS BETWEEN INVESTMENT OPTIONS.............................  26
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers...............................  26
   Communicating Transfer or Reallocation Instructions...........  27
   Effective Date of Transfer....................................  28
   Transfers During the Payout Period............................  28

FEES AND CHARGES.................................................  28
   Account Maintenance Charge....................................  28
   Surrender Charge..............................................  28
       Amount of Surrender Charge................................  28
       10% Free Withdrawal.......................................  29
       Exceptions to Surrender Charge............................  29
   Premium Tax Charge............................................  29
   Separate Account Charges......................................  29
       Reduction or Waiver of Account Maintenance,
        Surrender, or Separate Account Charges...................  29
   Separate Account Expense Reimbursements or Credits............  30
   Market Value Adjustment ("MVA")...............................  30
   Optional Living Benefit Fees..................................  31
   Other Charges.................................................  31

PAYOUT PERIOD....................................................  31
   Fixed Payout..................................................  31
   Assumed Investment Rate.......................................  32
   Variable Payout...............................................  32
   Combination Fixed and Variable Payout.........................  32
   Partial Annuitization.........................................  32
   Payout Date...................................................  32
   Payout Options................................................  33
   Payout Information............................................  33

                                                                  PAGE
                                                                  ----

SURRENDER OF ACCOUNT VALUE.......................................  34
   When Surrenders Are Allowed...................................  34
   Surrender Process.............................................  34
   Amount That May Be Surrendered................................  34
   Surrender Restrictions........................................  34
   Partial Surrenders............................................  35
   Systematic Withdrawals........................................  35
   Distributions Required by Federal Tax Law.....................  35
   Living Benefits...............................................  35

EXCHANGE PRIVILEGE...............................................  37

DEATH BENEFITS...................................................  37
   The Process...................................................  37
   Beneficiary Information.......................................  37
       Spousal Beneficiaries.....................................  37
       Beneficiaries Other Than Spouses..........................  38
   Special Information for Individual Nonqualified Contracts.....  38
   During the Purchase Period....................................  38
   Interest Guaranteed Death Benefit.............................  38
   Standard Death Benefit........................................  39
   During the Payout Period......................................  39
   IncomeLOCK Plus...............................................  40

OTHER CONTRACT FEATURES..........................................  40
   Changes That May Not Be Made..................................  40
   Change of Beneficiary.........................................  40
   Contingent Owner..............................................  40
   Cancellation -- The 21 Day "Free Look"........................  41
   We Reserve Certain Rights.....................................  41
   Relationship to Employer's Plan...............................  41

VOTING RIGHTS....................................................  41
   Who May Give Voting Instructions..............................  41
   Determination of Fund Shares Attributable to Your Account.....  41
       During the Purchase Period................................  41
       During the Payout Period or after a Death Benefit
        Has Been Paid............................................  41
   How Fund Shares Are Voted.....................................  41

FEDERAL TAX MATTERS..............................................  42
   Types of Plans................................................  42
   Tax Consequences in General...................................  42

LEGAL PROCEEDINGS................................................  44

FINANCIAL STATEMENTS.............................................  44

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.........  45

APPENDIX A -- SELECTED PURCHASE UNIT DATA........................ A-1

APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF
  INCOMELOCK PLUS FEE............................................ B-1

APPENDIX C -- INCOMELOCK PLUS EXAMPLES........................... C-1

APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO DECEMBER 26,
  2012........................................................... D-1

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

      ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

      ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

      ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

      ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

      BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

      BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

      CODE -- the Internal Revenue Code of 1986, as amended.

      CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

      DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

      FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.


      GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits are not available with GPA or GPS.


      HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.


      LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. The Living Benefit offered in this prospectus, IncomeLOCK(R) Plus, is available for an additional fee. IncomeLOCK(R) is no longer offered. See "Appendix D" for information on IncomeLOCK and on IncomeLOCK Plus endorsements issued prior to December 26, 2012.


      MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

      PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

      PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

      PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

      PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

      PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

      PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

      PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

      PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

      PURCHASE UNIT -- a unit of interest owned by you in your Variable Account Option.

--------------------------------------------------------------------------------

      SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

      VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

      VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions available under the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 CONTRACT OWNER/PARTICIPANT TRANSACTION EXPENSES

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $75
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 SEPARATE ACCOUNT CHARGES


                                                                                                      $3.75
                                                                                                       Per
Variable Account Option Maintenance Charge (2)                                                       Quarter
-------------------------------------------------------------------------------------------------------------
                                                                                                      Annual
                                                                                                     Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (3)             Account
(as a percentage of assets invested):                                                                Fee (%)
-------------------------------------------------------------------------------------------------------------
   VALIC COMPANY I FUNDS (34 FUNDS) (4)                                                                0.40
-------------------------------------------------------------------------------------------------------------
   VALIC COMPANY II FUNDS (15 FUNDS) (4)                                                               0.15
-------------------------------------------------------------------------------------------------------------
   PUBLIC FUNDS
-------------------------------------------------------------------------------------------------------------
       American Beacon Holland Large Cap Growth Fund (formerly, the Lou Holland Growth Fund)           0.40
-------------------------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                                         0.40
-------------------------------------------------------------------------------------------------------------
       Ariel Fund                                                                                      0.40
-------------------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund                                                   0.40
-------------------------------------------------------------------------------------------------------------
       SunAmerica 2020 High Watermark Fund, Class I (closed to new investments)                        0.65
-------------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                                 0.65
-------------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                              0.65
-------------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                                     0.65
-------------------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                                       0.40
-------------------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                               0.40
-------------------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                                       0.65
-------------------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                                       0.65
-------------------------------------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(5)

 NUMBER OF COVERED PERSONS  INITIAL ANNUAL FEE RATE MAXIMUM ANNUAL FEE RATE(6)
 -------------------------  ----------------------- --------------------------
 For One Covered Person              1.10%                     2.20%
 For Two Covered Persons             1.35%                     2.70%

 UNDERLYING MUTUAL FUND EXPENSES

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
---------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.15%   1.77%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------
 FOOTNOTES TO THE FEE TABLES

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (2) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (3) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (4) See cover page for a list of the VALIC Company I and VALIC Company II Variable Account Options offered by this prospectus.

 (5) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "Optional Living Benefits -- IncomeLOCK Plus." See "Appendix D" if you purchased your Living Benefit prior to December 26, 2012.


 (6) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula and examples of how the fee is calculated, see Appendix B.


                                MINIMUM ANNUAL MAXIMUM ANNUALIZED FEE RATE
     NUMBER OF COVERED PERSONS     FEE RATE       DECREASE OR INCREASE*
     ---------------------------------------------------------------------
     One Covered Person             0.60%               +/-0.25%
     ---------------------------------------------------------------------
     Two Covered Persons            0.60%               +/-0.25%
     ---------------------------------------------------------------------

        * The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.

--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 0.65%, investment in a Variable Account Option with the highest total expenses (1.77%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $836  $1,986  $3,007   $5,102


(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $381  $1,538  $2,560   $5,102



The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.15%, investment in a Variable Account Option with the lowest total expenses (0.15%), and that the IncomeLock Plus feature is not elected.


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $504   $602    $678     $404


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $32    $102    $178     $404


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

FOR PURCHASE UNIT DATA FOR EACH OF THE VARIABLE ACCOUNT OPTIONS OFFERED BY THIS PROSPECTUS, WHICH INCLUDES ANNUAL BEGINNING AND ENDING UNIT VALUES AND THE NUMBER OF UNITS OUTSTANDING AT THE END OF EACH PERIOD, SEE "APPENDIX A -- SELECTED PURCHASE UNIT DATA."

HIGHLIGHTS
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 21 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 0.65% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


LIVING BENEFITS: You may elect, for an additional fee, IncomeLOCK Plus, an optional Living Benefit offered in your Contract. IncomeLOCK Plus is a guaranteed minimum withdrawal benefit, and may be elected only on your original Contract issue date. If you elect IncomeLOCK Plus, you may not terminate the Living Benefit until the 5th Benefit Year anniversary. The Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits." See "Appendix D" if your Living Benefit was issued prior to December 26, 2012.

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

--------------------------------------------------------------------------------


LOANS: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Please note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.
 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

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ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.


On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). On January 14, 2011, AIG completed a series of integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under the FRBNY Credit Facility, and the facility was terminated. As a result of the Recapitalization, AIG was controlled by the Department of Treasury. As of December 14, 2012, the Department of Treasury sold its remaining shares of AIG Common Stock.

These transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.


AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

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VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

The principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("Distributor"), an affiliate of the Company. The Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments.

Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment.

In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

FIXED AND VARIABLE ACCOUNT OPTIONS
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The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the

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claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). Please see your Contract for
                                  minimum investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. Please see your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect a Living Benefit, as described in the Investment Restrictions section of "Optional Living Benefits" below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Internal Revenue Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser.
PLEASE SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT OBJECTIVE, STRATEGIES AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

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Please refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management Corp. ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

  VARIABLE ACCOUNT OPTIONS           ADVISER/SUB-ADVISER          VARIABLE ACCOUNT OPTIONS           ADVISER/SUB-ADVISER
  ------------------------           -------------------          ------------------------           -------------------

DOMESTIC LARGE-CAP EQUITY ASSET CLASS

 American Beacon Holland        Adviser: American Beacon         Large Cap Core Fund            Adviser: VALIC
   Large Cap Growth Fund         Advisers, Inc.                                                 Sub-Adviser: Columbia
                                Sub-Adviser: Holland Capital                                     Management Investment
                                 Management, LP                                                  Advisors, LLC ("Columbia
                                                                                                 Management")

 Blue Chip Growth Fund          Adviser: VALIC                   Large Capital Growth Fund      Adviser: VALIC
                                Sub-Adviser: T. Rowe Price                                      Sub-Advisers: Invesco
                                 Associates, Inc. ("T. Rowe                                      Advisers, Inc. ("Invesco")
                                 Price")                                                         and SunAmerica

 Broad Cap Value Income Fund    Adviser: VALIC                   Large Cap Value Fund           Adviser: VALIC
                                Sub-Adviser: Barrow, Hanley,                                    Sub-Advisers: Boston Company
                                 Mewhinney & Strauss, LLC                                        and Janus Capital
                                 ("Barrow Hanley")                                               Management, LLC

 Capital Appreciation Fund      Adviser: VALIC                   Nasdaq-100(R) Index Fund       Adviser: VALIC
                                Sub-Adviser: The Boston                                         Sub-Adviser: SunAmerica
                                 Company Asset Management,
                                 LLC ("Boston Company")

 Core Equity Fund               Adviser: VALIC                   Socially Responsible Fund      Adviser: VALIC
                                Sub-Adviser: BlackRock                                          Sub-Adviser: SunAmerica
                                 Investment Management, LLC
                                 ("BlackRock")                   Stock Index Fund               Adviser: VALIC
                                                                                                Sub-Adviser: SunAmerica

 Dividend Value Fund            Adviser: VALIC                   Value Fund                     Adviser: VALIC
                                Sub-Advisers: BlackRock and                                     Sub-Adviser: Wellington
                                 SunAmerica                                                      Management Company, LLP
                                                                                                 ("Wellington Management")

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  VARIABLE ACCOUNT OPTIONS           ADVISER/SUB-ADVISER           VARIABLE ACCOUNT OPTIONS           ADVISER/SUB-ADVISER
  ------------------------           -------------------           ------------------------           -------------------
 Growth & Income Fund          Adviser: VALIC                    Vanguard Windsor II Fund        Advisers: Armstrong, Shaw
                               Sub-Adviser: SunAmerica                                            Associates, Inc.; Barrow
                                                                                                  Hanley; Hotchkis and Wiley
                                                                                                  Capital Management, LLC;
 Growth Fund                   Adviser: VALIC                                                     Lazard Asset Management LLC;
                               Sub-Adviser: American Century                                      Sanders Capital, LLC; and
                                Investment Management, Inc.                                       The Vanguard Group, Inc.
                                ("American Century")                                              ("Vanguard")

DOMESTIC MID-CAP EQUITY ASSET CLASS

 Ariel Appreciation Fund       Adviser: Ariel Investments, LLC   Mid Cap Strategic Growth Fund   Adviser: VALIC
                                                                                                 Sub-Advisers: Morgan Stanley
                                                                                                  Investment Management, Inc.
 Mid Cap Growth Fund           Adviser: VALIC                                                     and RCM Capital Management,
                               Sub-Adviser: Columbia Management                                   LLC ("RCM")

 Mid Cap Index Fund            Adviser: VALIC                    Mid Cap Value Fund              Adviser: VALIC
                               Sub-Adviser: SunAmerica                                           Sub-Advisers: Robeco
                                                                                                  Investment Management, Inc.,
                                                                                                  Tocqueville Asset
                                                                                                  Management, L.P. and
                                                                                                  Wellington Management

DOMESTIC SMALL-CAP EQUITY ASSET CLASS

 Ariel Fund                    Adviser: Ariel Investments, LLC   Small Cap Special Values Fund   Adviser: VALIC
                                                                                                 Sub-Advisers: Dreman Value
                                                                                                  Management, LLC and Wells
 Small Cap Aggressive Growth   Adviser: VALIC                                                     Capital Management
   Fund                        Sub-Adviser: RS Investment                                         Incorporated ("Wells
                                Management Co. LLC                                                Capital")

 Small Cap Fund                Adviser: VALIC                    Small-Mid Growth Fund           Adviser: VALIC
                               Sub-Advisers: Invesco, T. Rowe                                    Sub-Advisers: Century Capital
                                Price and Bridgeway Capital                                       Management, LLC and Wells
                                Management, LLC                                                   Capital

 Small Cap Growth Fund         Adviser: VALIC                    Small Cap Value Fund            Adviser: VALIC
                               Sub-Adviser: JPMIM                                                Sub-Advisers: JP Morgan
                                                                                                  Investment Management Inc.
 Small Cap Index Fund          Adviser: VALIC                                                     ("JPMIM") and Metropolitan
                               Sub-Adviser: SunAmerica                                            West Capital Management, LLC

GLOBAL EQUITY ASSET CLASS (INTERNATIONAL AND DOMESTIC)

 Global Social Awareness Fund  Adviser: VALIC                    Global Strategy Fund            Adviser: VALIC
                               Sub-Adviser: PineBridge                                           Sub-Advisers: Franklin
                                Investments, LLC ("PineBridge")                                   Advisers, Inc. and Templeton
                                                                                                  Investment Counsel, LLC

INTERNATIONAL EQUITY ASSET CLASS

 Emerging Economies Fund       Adviser: VALIC                    International Growth Fund       Adviser: VALIC
                               Sub-Adviser: JPMIM                                                Sub-Advisers: American
                                                                                                  Century, Invesco and
 Foreign Value Fund            Adviser: VALIC                                                     Massachusetts Financial
                               Sub-Adviser: Templeton Global                                      Services Company ("MFS")
                                Advisors Ltd.

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  VARIABLE ACCOUNT OPTIONS           ADVISER/SUB-ADVISER         VARIABLE ACCOUNT OPTIONS           ADVISER/SUB-ADVISER
  ------------------------           -------------------         ------------------------           -------------------
 International Equities Fund   Adviser: VALIC                   International Opportunities   Adviser: VALIC
                               Sub-Adviser: PineBridge            Fund                        Sub-Adviser: MFS and UBS Global
                                                                                               Asset Management (Americas)
                                                                                               Inc.

SPECIALTY ASSET CLASS

 Global Real Estate Fund       Adviser: VALIC                   Invesco Balanced-Risk         Adviser: Invesco
                               Sub-Advisers: Invesco and          Commodity Strategy Fund
                                Goldman Sachs Asset
                                Management, L.P.

 Health Sciences Fund          Adviser: VALIC                   Science & Technology Fund     Adviser: VALIC
                               Sub-Adviser: T. Rowe Price                                     Sub-Advisers: T. Rowe Price,
                                                                                               RCM and Wellington Management

HYBRID ASSET CLASS (EQUITY AND FIXED INCOME)

 Aggressive Growth Lifestyle   Adviser: VALIC                   SunAmerica 2020 High          Adviser: VALIC
   Fund                        Sub-Adviser: PineBridge            Watermark Fund*             Sub-Adviser: SunAmerica

 Asset Allocation Fund         Adviser: VALIC                   Vanguard LifeStrategy         The LifeStrategy Funds do not
                               Sub-Adviser: PineBridge            Conservative Growth Fund    employ an investment advisor,
                                                                                              but benefit from the investment
 Conservative Growth           Adviser: VALIC                   Vanguard LifeStrategy Growth  advisory services provided to
   Lifestyle Fund              Sub-Adviser: PineBridge            Fund                        the underlying funds in which
                                                                                              they invest. The investment
 Dynamic Allocation Fund       Adviser: VALIC                   Vanguard LifeStrategy         advisors to the underlying
                               Sub-Advisers: AllianceBernstein    Moderate Growth Fund        funds are Vanguard and Mellon
                                 L.P. and SunAmerica                                          Capital Management Corporation.

 Moderate Growth Lifestyle     Adviser: VALIC                   Vanguard Wellington Fund      Adviser: Wellington Management
   Fund                        Sub-Adviser: PineBridge

FIXED INCOME ASSET CLASS

 Capital Conservation Fund     Adviser: VALIC                   Money Market I Fund           Adviser: VALIC
                               Sub-Adviser: PineBridge                                        Sub-Adviser: SunAmerica

 Core Bond Fund                Adviser: VALIC                   Money Market II Fund          Adviser: VALIC
                               Sub-Adviser: PineBridge                                        Sub-Adviser: SunAmerica

 Government Securities Fund    Adviser: VALIC                   Strategic Bond Fund           Adviser: VALIC
                               Sub-Advisers: JPMIM and                                        Sub-Adviser: PineBridge
                                SunAmerica

 High Yield Bond Fund          Adviser: VALIC                   Vanguard Long-Term            Adviser: Wellington Management
                               Sub-Adviser: Wellington            Investment-Grade Fund
                                Management

 Inflation Protected Fund      Adviser: VALIC                   Vanguard Long-Term Treasury   Adviser: Vanguard
                               Sub-Adviser: PineBridge            Fund

 International Government      Adviser: VALIC
   Bond Fund                   Sub-Adviser: PineBridge

--------
* closed to new investments

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The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. PLEASE SEE THE VALIC COMPANY I PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.


Effective October 1, 2011, the Global Equity Fund changed its name to the Emerging Economies Fund, and the International Growth I Fund changed its name to the International Growth Fund. On March 23, 2012, the Lou Holland Growth Fund was merged into the American Beacon Holland Large Cap Growth Fund. On
May 1, 2012, the International Small Cap Equity Fund changed its name to the International Opportunities Fund. A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

PURCHASE PERIOD
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The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide

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certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit Values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (EQUALS)
             All Purchase Payments made to the Fixed Account Options
         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

--------------------------------------------------------------------------------


CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Money Market I or II Fund, will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS


You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

--------------------------------------------------------------------------------


If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

OPTIONAL LIVING BENEFITS
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You may elect, for an additional fee, the IncomeLOCK Plus Living Benefit, which is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you purchased a Living Benefit prior to December 26, 2012, see "Appendix D" for a description of your Living Benefit.

An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.


LIVING BENEFIT DEFINED TERMS


ANNIVERSARY VALUE -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.


BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period.

INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

INCOME CREDIT PERCENTAGE -- a percentage (either 6% or 8%, as selected by you) used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

PROTECTED INCOME PAYMENT -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

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INCOMELOCK PLUS FEATURES


IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit.


Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year. For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

For IncomeLOCK +6 or IncomeLOCK +8, after the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary


If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.


You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) the income option you selected (for IncomeLOCK +6 only), (3) whether there are one or two Covered Persons, and (4) the age of the Covered Person(s) at the time of the first withdrawal. For IncomeLOCK +6, the percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. For IncomeLOCK +8, the percentage of the Benefit Base that is guaranteed by the Living Benefit ranges from 3.25% to 4.75%. Please see the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this prospectus for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).


Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.


The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.


If you purchased your Living Benefit prior to December 26, 2012, see Appendix D for more information regarding your investment restrictions.

      INVESTMENT
         GROUP           INVESTMENT RESTRICTIONS   VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
--------------------------------------------------------------------------------------------------
Group A: Bond, Cash and       30%-Minimum            Fixed Account Plus
Fixed Accounts                                       Short-Term Fixed Account
                              100%-Maximum           Capital Conservation Fund
                                                     Core Bond Fund
                                                     Government Securities Fund
                                                     Inflation Protected Fund
                                                     International Government Bond Fund
                                                     Money Market I Fund
                                                     Money Market II Fund
                                                     Strategic Bond Fund
                                                     Vanguard Long-Term Investment Grade Fund
                                                     Vanguard Long-Term Treasury Fund
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      INVESTMENT
         GROUP           INVESTMENT RESTRICTIONS   VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-                        -
Group B: Equity Maximum       0%-Minimum           Aggressive Growth Lifestyle Fund
                                                   American Beacon Holland Large Cap Growth Fund
                              70%-Maximum          Asset Allocation Fund
                                                   Blue Chip Growth Fund
                                                   Broad Cap Value Income Fund
                                                   Capital Appreciation Fund
                                                   Conservative Growth Lifestyle Fund
                                                   Core Equity Fund
                                                   Dividend Value Fund
                                                   Dynamic Allocation Fund
                                                   Foreign Value Fund
                                                   Global Social Awareness Fund
                                                   Global Strategy Fund
                                                   Growth Fund
                                                   Growth & Income Fund
                                                   High Yield Bond Fund
                                                   International Equities Fund
                                                   International Growth Fund
                                                   Large Cap Core Fund
                                                   Large Capital Growth Fund
                                                   Large Cap Value Fund
                                                   Mid Cap Index Fund
                                                   Mid Cap Value Fund
                                                   Moderate Growth Lifestyle Fund
                                                   Socially Responsible Fund
                                                   Stock Index Fund
                                                   Value Fund
                                                   Vanguard LifeStrategy Conservative Growth Fund
                                                   Vanguard LifeStrategy Growth Fund
                                                   Vanguard LifeStrategy Moderate Growth Fund
                                                   Vanguard Wellington Fund
                                                   Vanguard Windsor II Fund
--------------------------------------------------------------------------------------------------

Group C: Limited Equity       0%-Minimum           Ariel Appreciation Fund
                                                   Ariel Fund
                              10%-Maximum          Emerging Economies Fund
                                                   Global Real Estate Fund
                                                   Health Sciences Fund
                                                   International Opportunities Fund
                                                   Invesco Balanced-Risk Commodity Strategy Fund
                                                   Mid Cap Growth Fund
                                                   Mid Cap Strategic Growth Fund
                                                   Nasdaq-100(R) Index Fund
                                                   Science and Technology Fund
                                                   Small Cap Aggressive Growth Fund
                                                   Small Cap Fund
                                                   Small Cap Growth Fund
                                                   Small Cap Index Fund
                                                   Small Cap Special Values Fund
                                                   Small Cap Value Fund
                                                   Small-Mid Growth Fund

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Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-------------------------------------------------------
Multi-Year Fixed Option - 5 years
-------------------------------------------------------
Multi-Year Fixed Option - 7 years
-------------------------------------------------------
Multi-Year Fixed Option - 10 years
-------------------------------------------------------
SunAmerica 2020 High Watermark Fund (Not available for
new investments effective 8/31/12.)
-------------------------------------------------------

Automatic Allocation to Fixed Account Plus


The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.


Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.


Additional Important Information Applicable to IncomeLOCK Plus

IF YOU ELECT INCOMELOCK PLUS, YOU WILL NOT BE ABLE TO TAKE A LOAN WHILE THIS LIVING BENEFIT IS IN EFFECT. YOU WILL NEED TO WAIT UNTIL AFTER THE 5TH BENEFIT YEAR ANNIVERSARY (THE EARLIEST INCOMELOCK PLUS TERMINATION DATE), TERMINATE INCOMELOCK PLUS AND THEN TAKE A LOAN. WHEN YOU TERMINATE INCOMELOCK PLUS, YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE.


Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.


IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Please note that these features and/or their components may not be available in your state. IncomeLOCK is no longer offered with the Contract. See "Appendix D" for information on IncomeLOCK and on IncomeLOCK Plus

--------------------------------------------------------------------------------


endorsements issued prior to December 26, 2012. On and after December 26, 2012, IncomeLOCK Plus is not available for new enrollments under plans which are subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Please check with your financial advisor for availability and any additional restrictions.


LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH CONTRIBUTORY QUALIFIED PLANS (401(K), 403(B), 457) OR IRAS (TRADITIONAL OR ROTH IRAS AND SEPS) IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.


INCOMELOCK PLUS OPTIONS


You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you elected IncomeLOCK Plus prior to December 26, 2012, see "Appendix D" for additional information.

IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. These options are more fully described below. See "Appendix C -- IncomeLOCK Plus Examples" for examples demonstrating the operation of IncomeLOCK +6 and IncomeLOCK +8 options.


Both Income Credit Options lock in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. If you elect IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. If you elect IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.


Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

IF YOU ELECT ONE COVERED PERSON:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

IF YOU ELECT TWO COVERED PERSONS:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

--------
(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

IF YOU ELECT ONE COVERED PERSON:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

IF YOU ELECT TWO COVERED PERSONS:

  .   The Contract Owner and the 100% spousal primary beneficiary

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  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

IF YOU ELECT ONE COVERED PERSON:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

IF YOU ELECT TWO COVERED PERSONS:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).

Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.


The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.


                                 INCOMELOCK +6


-----------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
     AGE OF COVERED PERSON AT FIRST         INCOME     INCOME       INCOME       CUSTOM
              WITHDRAWAL                   OPTION 1   OPTION 2     OPTION 3    ALLOCATION
-----------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.5% / 3%* 5.5% / 3%* 3.75% for Life 4.5% /3%*
-----------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4%  6.5% / 3%   5% for Life   4.5% / 4%
-----------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)   5% / 3%*   5% / 3%*  3.25% for Life  4% / 3%*
-----------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)     5% / 4%    6% / 3%   4.5% for Life   4% / 4%
-----------------------------------------------------------------------------------------


 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday (on or after the younger Covered Person's 65/th/ birthday, if two Covered Persons are elected).


                                 INCOMELOCK +8

      --------------------------------------------------------------------
                                                      MAXIMUM ANNUAL
              NUMBER OF COVERED PERSONS           WITHDRAWAL PERCENTAGE
                         AND                               AND
      AGE OF COVERED PERSON AT FIRST WITHDRAWAL  PROTECTED INCOME PAYMENT
      --------------------------------------------------------------------
      One Covered Person (Age 64 and Younger)         3.75% for Life
      --------------------------------------------------------------------
      One Covered Person (Age 65 and Older)           4.75% for Life
      --------------------------------------------------------------------
      Two Covered Persons (Age 64 and Younger)        3.25% for Life
      --------------------------------------------------------------------
      Two Covered Persons (Age 65 and Older)          4.25% for Life
      --------------------------------------------------------------------

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Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. See "Appendix D" if you purchased IncomeLOCK Plus prior to December 26, 2012.


First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.


The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

If you elect IncomeLOCK +6, the Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

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Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. Please see "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.

TRANSFERS BETWEEN INVESTMENT OPTIONS
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You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

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  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

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(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for

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any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
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By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK Plus


  .   Other Charges


These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

AMOUNT OF SURRENDER CHARGE

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

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10% FREE WITHDRAWAL

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.15% to 0.65% during the Purchase Period and 0.75% to 1.25% during the Payout Period depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE, SURRENDER, OR SEPARATE ACCOUNT
CHARGES

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

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  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently

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from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

INCOMELOCK PLUS

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.

                                                               MAXIMUM
                                                              ANNUALIZED
                                  INITIAL  MAXIMUM  MINIMUM    FEE RATE
                                   ANNUAL   ANNUAL   ANNUAL    DECREASE
       NUMBER OF COVERED PERSONS  FEE RATE FEE RATE FEE RATE OR INCREASE*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

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* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables". For the formula and examples of how the fee is calculated, see Appendix B.


We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
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The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

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  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
   (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

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  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the Statement of Additional Information.

SURRENDER OF ACCOUNT VALUE
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WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.

SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

--------
(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

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Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

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Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year. If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

INCOMELOCK PLUS

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT (MAWA): The MAWA is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the MAWA for that year, the MAWA will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the MAWA will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated MAWA is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous MAWA.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining MAWA for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see "If your Account Value is Reduced to Zero" below.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining MAWA. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS WILL TERMINATE.

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If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

LATEST ANNUITY DATE

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the MAWA is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service.

EXCHANGE PRIVILEGE
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From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
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The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

SPOUSAL BENEFICIARIES

A spousal Beneficiary may receive death benefits as shown above; or

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In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

BENEFICIARIES OTHER THAN SPOUSES

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payment.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in New York. This Contract provision was not available in Florida for Contracts issued prior to March 5, 2012. In Florida, for Contract issued on or after March 5, 2012 (1) that are individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan), the interest guaranteed death benefit is payable if death occurs prior to age 70, and (2) that are issued in connection with an employer-sponsored retirement plan, the interest guaranteed death benefit is not available. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.

The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

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Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC
            OR
            100% of Purchase Payments invested in Variable
            Account Options
        -   (MINUS)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Option
        +   (PLUS)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York, or any other state where the interest guaranteed death benefit is not available.

In Florida, the standard death benefit is payable if death occurs at any age if the Contract is issued in connection with an employer-sponsored retirement plan. If death occurs on or after age 70 in an individual nonqualified Contract, IRA or Roth IRA (outside of an employer-sponsored retirement plan), the standard death benefit feature is payable.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (MINUS)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (PLUS)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. Please see the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may

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      choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

OTHER CONTRACT FEATURES
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CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

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CANCELLATION -- THE 21 DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 21 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
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As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

DURING THE PURCHASE PERIOD

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING THE PAYOUT PERIOD OR AFTER A DEATH BENEFIT HAS BEEN PAID

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds

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for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
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The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation. The information below is not intended as tax advice to any individual.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts, and effective for tax years beginning after 2010, eligible 457(b) Roth accounts, pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to

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Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The PPA created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments made directly to insurer up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 401(f), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds. As referenced previously, in 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where Purchase Payments under a variable annuity Contract are invested in publicly available Mutual Funds, the Contract Owner should be treated as the owner of the Mutual Fund shares, and deferred tax treatment under the Contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written

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plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.

LEGAL PROCEEDINGS
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There are no pending legal proceedings against the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation related to their respective business operations. Additionally and pending at this time is a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 brought by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards") brought against VALIC in 2009 (Civil Action No. 09-C-2104). The WV Boards seek a declaration that would prevent VALIC from enforcing withdrawal restrictions in their respective fixed annuity contracts. In 2012, the WV Boards amended their lawsuit for money damages. As of December 26, 2012, the Company believes it is not likely that contingent liabilities arising from these lawsuits will have a material adverse effect on the financial condition of the Company.


FINANCIAL STATEMENTS
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Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
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                                                               PAGE
                                                               ----
            General Information...............................   3
            Federal Tax Matters...............................   3
               Tax Consequences of Purchase Payments..........   3
               Tax Consequences of Distributions..............   6
               Special Tax Consequences -- Early Distribution.   7
               Special Tax Consequences --
                 Required Distributions.......................   8
               Tax Free Rollovers, Transfers and Exchanges....  10
               Effect of Tax-Deferred Accumulations...........  11
            Exchange Privilege................................  12
               Exchanges From Independence Plus Contracts.....  12
               Exchanges From V-Plan Contracts................  13
               Exchanges From SA-1 and SA-2 Contracts.........  14
               Exchanges From Impact Contracts................  16
               Exchanges From Compounder Contracts............  16
               Information That May Be Applicable To
                 Any Exchange.................................  17

                                                                 PAGE
                                                                 ----
          Calculation of Surrender Charge.......................  18
             Illustration of Surrender Charge on
               Total Surrender..................................  18
             Illustration of Surrender Charge on a 10% Partial
               Surrender Followed by a Full Surrender...........  18
          Purchase Unit Value...................................  19
             Illustration of Calculation of Purchase Unit Value.  19
             Illustration of Purchase of Purchase Units.........  20
          Calculation of MVA Option.............................  20
          Payout Payments.......................................  21
             Assumed Investment Rate............................  21
             Amount of Payout Payments..........................  21
             Payout Unit Value..................................  22
             Illustration of Calculation of Payout Unit Value...  22
             Illustration of Payout Payments....................  22
          Distribution of Variable Annuity Contracts............  22
          Experts...............................................  23
          Comments on Financial Statements......................  23

                   APPENDIX A -- SELECTED PURCHASE UNIT DATA
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The Selected Purchase Unit Data is shown for the period beginning May 1, 2008, the first date these Contracts became available.*

                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
  VALIC COMPANY I
    Asset Allocation Fund (Division 5)        2011 1.056   1.061           --
                                              2010 0.925   1.056           --
                                              2009 0.751   0.925           --
                                              2008    --   0.751           --
    Blue Chip Growth Fund (Division 72)       2011 0.895   0.904           --
                                              2010 0.773   0.895           --
                                              2009 0.542   0.773           --
                                              2008    --   0.542           --
    Broad Cap Value Income Fund
     (Division 75)                            2011 0.886   0.897           --
                                              2010 0.777   0.886           --
                                              2009 0.623   0.777           --
                                              2008    --   0.623           --
    Capital Conservation Fund (Division 7)    2011 1.152   1.226           --
                                              2010 1.073   1.152           --
                                              2009 0.970   1.073           --
                                              2008    --   0.970           --
    Core Equity Fund (Division 15)            2011 0.825   0.817      550,266
                                              2010 0.734   0.825      586,748
                                              2009 0.597   0.734      709,533
                                              2008    --   0.597      817,797
    Dividend Value Fund (Division 21)         2011 0.812   0.875      617,340
                                              2010 0.715   0.812      762,496
                                              2009 0.603   0.715      908,126
                                              2008    --   0.603    1,099,268
    Emerging Economies Fund (Division 87)     2011 0.703   0.609   25,013,285
                                              2010 0.635   0.703   24,524,804
                                              2009 0.492   0.635   23,647,904
                                              2008    --   0.492   22,859,470
    Foreign Value Fund (Division 89)          2011 0.830   0.719      856,633
                                              2010 0.775   0.830      937,116
                                              2009 0.528   0.775    1,184,874
                                              2008    --   0.528    1,488,257
    Global Real Estate Fund (Division 101)    2011 0.999   0.915           --
                                              2010 0.848   0.999           --
                                              2009 0.646   0.848           --
                                              2008    --   0.646           --
    Global Social Awareness Fund
     (Division 12)                            2011 0.816   0.763      901,405
                                              2010 0.730   0.816    1,011,682
                                              2009 0.557   0.730    1,299,409
                                              2008    --   0.557    1,541,696
    Global Strategy Fund (Division 88)        2011 1.042   1.015           --
                                              2010 0.937   1.042           --
                                              2009 0.758   0.937           --
                                              2008    --   0.758           --
    Government Securities Fund (Division 8)   2011 1.115   1.219           --
                                              2010 1.077   1.115           --
                                              2009 1.124   1.077           --
                                              2008    --   1.124           --
    Growth Fund (Division 78)                 2011 0.946   0.936   18,313,511
                                              2010 0.803   0.946   19,499,692
                                              2009 0.591   0.803   20,716,029
                                              2008    --   0.591   22,601,274
    Growth & Income Fund (Division 16)        2011 0.814   0.776           --
                                              2010 0.728   0.814           --
                                              2009 0.600   0.728           --
                                              2008    --   0.600           --
    Health Sciences Fund (Division 73)        2011 1.050   1.156           --
                                              2010 0.911   1.050           --

                                                                     NUMBER OF
                                                     UNIT    UNIT      UNITS
                                                    VALUE   VALUE   OUTSTANDING
 FUND NAME                                     YEAR AT 1/1 AT 12/31  AT 12/31
 ---------                                     ---- ------ -------- -----------
                                               2009 0.695   0.911           --
                                               2008    --   0.695           --
   Inflation Protected Fund (Division 77)      2011 1.149   1.260           --
                                               2010 1.057   1.149           --
                                               2009 0.968   1.057           --
                                               2008    --   0.968           --
   International Equities Fund (Division 11)   2011 0.733   0.635           --
                                               2010 0.679   0.733           --
                                               2009 0.526   0.679           --
                                               2008    --   0.526           --
   International Government Bond Fund          2011 1.189   1.237       47,868
    (Division 13)                              2010 1.104   1.189       48,471
                                               2009 0.993   1.104       65,909
                                               2008    --   0.993       71,333
   International Growth Fund (Division 20)     2011 0.820   0.737           --
                                               2010 0.731   0.820           --
                                               2009 0.542   0.731           --
                                               2008    --   0.542           --
   Large Cap Core Fund (Division 76)           2011 1.018   1.003           --
                                               2010 0.875   1.018           --
                                               2009 0.635   0.875           --
                                               2008    --   0.635           --
   Large Capital Growth Fund (Division 79)     2011 0.891   0.833    3,275,187
                                               2010 0.775   0.891    3,102,366
                                               2009 0.593   0.775    3,227,229
                                               2008    --   0.593    3,326,475
   Mid Cap Index Fund (Division 4)             2011 1.030   1.006   17,208,438
                                               2010 0.819   1.030   17,670,191
                                               2009 0.595   0.819   18,060,629
                                               2008    --   0.595   18,063,782
   Mid Cap Strategic Growth Fund
    (Division 83)                              2011 0.913   0.848    2,533,256
                                               2010 0.726   0.913    2,519,332
                                               2009 0.496   0.726    2,777,824
                                               2008    --   0.496    2,410,092
   Money Market I Fund (Division 6)            2011 1.019   1.016    6,438,760
                                               2010 1.023   1.019    7,619,735
                                               2009 1.024   1.023    9,004,685
                                               2008    --   1.024   10,108,070
   Nasdaq-100(R) Index Fund (Division 46)      2011 0.985   1.010           --
                                               2010 0.826   0.985           --
                                               2009 0.534   0.826           --
                                               2008    --   0.534           --
   Science & Technology Fund
    (Division 17)                              2011 0.997   0.934   14,977,996
                                               2010 0.820   0.997   15,845,486
                                               2009 0.497   0.820   16,127,931
                                               2008    --   0.497   16,438,753
   Small Cap Aggressive Growth Fund
    (Division 86)                              2011 1.063   0.950           --
                                               2010 0.835   1.063           --
                                               2009 0.547   0.835           --
                                               2008    --   0.547           --
   Small Cap Fund (Division 18)                2011 0.993   0.981           --
                                               2010 0.769   0.993           --
                                               2009 0.601   0.769           --
                                               2008    --   0.601           --
   Small Cap Index Fund (Division 14)          2011 0.973   0.928   11,533,659
                                               2010 0.772   0.973   11,464,255
                                               2009 0.605   0.772   11,175,914
                                               2008    --   0.605   10,301,414

--------

* The 2011 Selected Purchase Unit Data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this fund was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The 2002 through 2011 data for the American Beacon Holland Large Cap Growth Fund reflects the data for the Lou Holland Growth Fund. The Dynamic Allocation Fund was established December 19, 2012 and added to Portfolio Director December 26, 2012. Consequently, there are no Unit Values for the 1/1 or 12/31 periods for this fund. On October 26, 2012, the SunAmerica 2015 High Watermark Fund was liquidated.

   APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
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The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.


If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.


                                                        MAXIMUM
                                                      ANNUALIZED
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM   FEE RATE
              COVERED       ANNUAL   ANNUAL   ANNUAL  DECREASE OR
              PERSONS      FEE RATE FEE RATE FEE RATE  INCREASE*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.10%    2.20%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.10%   0.2750%
               2nd        21.49         N/A      1.10%   0.2750%
               3rd        24.16         N/A      1.10%   0.2750%
               4th        19.44         N/A      1.10%   0.2750%
               5th        16.88        0.94%     0.94%   0.2350%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (16.88 - 20)]

             0.011 +[0.05% x (-3.12)]

             0.011 + (-0.00156) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 0.94% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.10%).
           0.94% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.20%).
           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.
           The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

--------------------------------------------------------------------------------


AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.10%      1.10%    0.2750%
              7th        25.57        1.38%      1.35%    0.3375%
              8th        30.22        1.61%      1.60%    0.4000%
              9th        26.02        1.40%      1.40%    0.3500%
              10th       22.83        1.24%      1.24%    0.3100%
              11th       19.88        1.09%      1.09%    0.2725%
              12th       20.60        1.13%      1.13%    0.2825%
              13th       14.44        0.82%      0.88%    0.2200%
              14th       13.41        0.77%      0.77%    0.1925%
              15th       9.11         0.56%      0.60%    0.1500%
              16th       16.30        0.91%      0.85%    0.2125%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (25.57 - 20)]

             0.011 + [0.05% x (5.57)]

             0.011 + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 1.38% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.10%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35%
           (1.10% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3375% (or
           1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (14.44 - 20)]

                0.011 + [0.05% x (-5.56)]

                0.011 + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.13%-0.82% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.13%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13%-0.25%).

IN THE 15TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (9.11 - 20)]

                0.011 + [0.05% x (-10.89)]

                0.011 + (-0.005445) = 0.56% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

          The Annual Fee Rate of 0.56% is lower than the Minimum
          Annual Fee Rate (0.60%).

          Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

          After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the value of the VIX. If your Account Value falls to zero before the feature has been terminated, the fee will no longer be deducted.

                    APPENDIX C -- INCOMELOCK PLUS EXAMPLES
--------------------------------------------------------------------------------

The following six examples demonstrate the operation of the IncomeLOCK +6 and IncomeLOCK +8 features:

EXAMPLE 1:

Assume you elect INCOMELOCK +8 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (8%) multiplied by the Income Credit Base ($100,000) which equals $8,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($8,000 + $100,000). Assume your Maximum Annual Withdrawal Amount is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the 1st Contract anniversary is 5% of the Benefit Base (5% x $108,000 = $5,400). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,400 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $108,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $108,000 = $4,320). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,320 each year as long as the Covered Person(s) is (are) alive.




EXAMPLE 2 -- IMPACT OF HIGHEST ANNIVERSARY VALUES


Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
         CONTRACT    ACCOUNT  BENEFIT    INCOME     INCOME  WITHDRAWAL
         ANNIVERSARY  VALUE    BASE    CREDIT BASE  CREDIT    AMOUNT
         ----------- -------- -------- ----------- -------  ----------
             1st     $103,000 $108,000  $100,000   $ 8,000    $5,400
             2nd     $118,000 $118,000  $118,000       N/A*   $5,900
             3rd     $107,000 $127,440  $118,000   $ 9,440    $6,372
             4th     $110,000 $136,880  $118,000   $ 9,440    $6,844
             5th     $150,000 $150,000  $150,000       N/A*   $7,500
             6th     $145,000 $162,000  $150,000   $12,000    $8,100

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.

On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $162,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,100 (5% of the $162,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $8,100 each year as long as your accumulation value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $162,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $162,000 = $6,480). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,480 each year as long as the Covered Person(s) is(are) alive.


EXAMPLE 3 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT


Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 3 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,100), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($12,930 -- $8,100), or $4,830. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,100. Your Account Value after this portion of the withdrawal is $101,310 ($109,410 --$8,100), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,830 / $101,310 = 4.77%). The Benefit Base is adjusted to $154,273, or $162,000 x 95.23%. The Income Credit Base is adjusted to $142,845 or $150,000 x 95.23%. Your new Income Credit is 8% of your new Income Credit Base (8% x $142,845), which equals $11,428. Your new Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal Percentage ($154,273 x 5%), which equals $7,714. Therefore, if you do not take additional excess withdrawals, you may take up to $7,714 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment

--------------------------------------------------------------------------------

Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $154,273, then your Protected Income Payment is 4% of the Benefit Base (4% x $154,273 = $6,171). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,171 each year as long as the Covered Person(s) is(are) alive.


EXAMPLE 4 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE


Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------  ----------
             1st      $103,000 $106,000  $100,000   $6,000   $ 5,830
             2nd      $103,000 $112,000  $100,000   $6,000   $ 6,160
             3rd      $103,000 $118,000  $100,000   $6,000   $ 6,490
             4th      $103,000 $124,000  $100,000   $6,000   $ 6,820
             5th      $103,000 $130,000  $100,000   $6,000   $ 7,150
             6th      $103,000 $136,000  $100,000   $6,000   $ 7,480
             7th      $103,000 $142,000  $100,000   $6,000   $ 7,810
             8th      $103,000 $148,000  $100,000   $6,000   $ 8,140
             9th      $103,000 $154,000  $100,000   $6,000   $ 8,470
             10th     $103,000 $160,000  $100,000   $6,000   $ 8,800
             11th     $103,000 $166,000  $100,000   $6,000   $ 9,130
             12th     $103,000 $200,000  $200,000      N/A*  $11,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.

On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $11,000 (5.5% of the $200,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $11,000 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.


EXAMPLE 5 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES


Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                            MAXIMUM
                                                             ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   AMOUNT
          ----------- -------- -------- ----------- ------ ----------
             1st      $103,000 $106,000  $100,000   $6,000   $5,830
             2nd      $103,000 $112,000  $100,000   $6,000   $6,160
             3rd      $103,000 $118,000  $100,000   $6,000   $6,490
             4th      $103,000 $124,000  $100,000   $6,000   $6,820
             5th      $103,000 $130,000  $100,000   $6,000   $7,150
             6th      $103,000 $136,000  $100,000   $6,000   $7,480
             7th      $103,000 $142,000  $100,000   $6,000   $7,810
             8th      $103,000 $148,000  $100,000   $6,000   $8,140
             9th      $ 98,560 $151,000  $100,000   $3,000   $8,305
             10th     $ 91,010 $152,000  $100,000   $1,000   $8,360

On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,140 (5.5% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 - $4,440). Your Net Income Credit Percentage equals 3% (6% - 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base

--------------------------------------------------------------------------------

($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 - $7,550). Your new Income Credit is 1% (6% -- 5%) of your
Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

On your 10th Contract anniversary, if your Maximum Annual Withdrawal Percentage is 5.5%, your new Maximum Annual Withdrawal Amount will be $8,360 (5.5% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $8,360 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

       APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO DECEMBER 26, 2012
--------------------------------------------------------------------------------


This Appendix provides information on the IncomeLOCK and IncomeLOCK Plus endorsements that were issued prior to December 26, 2012.


TABLE OF CONTENTS


            INCOMELOCK........................................  D-1
            Fee Tables........................................  D-1
            IncomeLOCK Features...............................  D-1
               Investment Restrictions........................  D-1
               IncomeLOCK Components..........................  D-3
               Calculation of the value of each component of
                 the Benefit..................................  D-3
               Cancellation of IncomeLOCK.....................  D-4
               Automatic Termination of IncomeLOCK............  D-4
            Fees and Charges..................................  D-4
            Surrender of Account Value........................  D-4
            Death Benefits....................................  D-6
               Spousal Beneficiary............................  D-6
               Non-Spousal Beneficiary........................  D-6

            INCOMELOCK PLUS...................................  D-6
            Fee Tables........................................  D-6
            IncomeLOCK Plus Features..........................  D-7
               Income Credit Options..........................  D-7
               Amounts Received under IncomeLOCK Plus.........  D-7
               Investment Restrictions........................  D-8
               Calculation of the Value of each Component of
                 the Benefit..................................  D-9
               Automatic Termination of IncomeLOCK Plus....... D-10

            LOANS............................................. D-10


INCOMELOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:


ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.


BENEFIT BASE -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the Maximum Annual Withdrawal Amount and the Protected Income Payment.

MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

MINIMUM WITHDRAWAL PERIOD -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.


FEE TABLE

 The IncomeLOCK fee is calculated as a percentage of the Benefit Base./1/


                      FEE PERIOD  MAXIMUM ANNUAL FEE RATE
                      ----------  -----------------------
                      All years            0.90%/2/

INCOMELOCK FEATURES

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65/th/ birthday to take your first withdrawal under the Living Benefit. The Maximum Annual Withdrawal Percentage is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%



Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

--------
/1/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/2/ For IncomeLOCK endorsements with an Endorsement Date prior to May 1, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.

--------------------------------------------------------------------------------


        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
                      Minimum      Short-Term Fixed Account
        Bond,                      Capital Conservation Fund
        Cash and       100%        Core Bond Fund
        Fixed         Maximum      Government Securities Fund
        Accounts                   Inflation Protected Fund
                                   International Government Bond
                                     Fund
                                   Money Market I Fund
                                   Money Market II Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury
                                     Fund
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
                      Minimum      American Beacon Holland Large
        Equity                       Cap Growth Fund
        Maximum         70%        Asset Allocation Fund
                      Maximum      Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/3/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
                      Minimum       Ariel Fund
        Limited                     Emerging Economies Fund /3/
        Equity          10%         Global Real Estate Fund
                      Maximum       Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-------------------------------------------------------
Multi-Year Fixed Option - 5 years
-------------------------------------------------------
Multi-Year Fixed Option - 7 years
-------------------------------------------------------
Multi-Year Fixed Option - 10 years
-------------------------------------------------------
SunAmerica 2020 High Watermark Fund (Not available for
new investments effective 8/31/12.)
-------------------------------------------------------


Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

IF YOU TAKE A LOAN AFTER YOUR INCOMELOCK ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For


--------
/3/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

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information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" section of this prospectus, including the section in the Appendix, and the "Federal Tax Matters" section of this prospectus.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components


The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                          MAXIMUM      INITIAL      MAXIMUM
                                           ANNUAL      MINIMUM       ANNUAL
                                         WITHDRAWAL   WITHDRAWAL   WITHDRAWAL
                                         PERCENTAGE     PERIOD     PERCENTAGE
                                           PRIOR        PRIOR          IF
                                           TO ANY       TO ANY     EXTENSION
   WITHDRAWAL                            EXTENSION    EXTENSION    IS ELECTED
   ----------                            ---------- -----------    ----------
   Before 5th Benefit Anniversary.......      5%       20 Years         5%
   On or after 5th Benefit Anniversary..      7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.     10%       10 Years         7%
   On or after 20th Benefit Anniversary.     10%       10 Years        10%
   On or after the Benefit Anniversary              Life of the
    following Contract owner's                         Contract
    65th birthday.......................      5%          Owner/4/      5%

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.


Fourth, we determine the Maximum Annual Withdrawal Amount ("MAWA"), which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable Maximum Annual Withdrawal Percentage ("MAWP") is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is


--------
/4/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% Maximum Annual Withdrawal Percentage ("MAWP") indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

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taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under this feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. Please see the summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals. For effects of withdrawals on the Minimum Withdrawal Period, see the "Surrender of Account Value" section of this prospectus.


Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.


We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.


Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;/5/ or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or


4. A withdrawal in excess of the 5% MAWA./6/


FEES AND CHARGES

The annualized fee for IncomeLOCK is calculated as 0.90% of the Benefit Base for all years in which the feature is in effect (0.70% for IncomeLOCK endorsements with an Endorsement Date prior to May 1, 2012 and 0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

SURRENDER OF ACCOUNT VALUE

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.


The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:


1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess

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/5/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

/6/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------

withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining Minimum Withdrawal Period.


Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of:
(a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.


The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE: Withdrawals reduce the Benefit Base as follows:


1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;


2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA"): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new Minimum Withdrawal Period on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD ("MWP"): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the

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   Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period


At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.


DEATH BENEFITS

Spousal Beneficiary


Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero),
(ii) continue this Contract and IncomeLOCK (except as noted below) or
(iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the Minimum Withdrawal Period and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.


Non-Spousal Beneficiary


Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the Minimum Withdrawal Period remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the Minimum Withdrawal Period and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.


INCOMELOCK PLUS

If you elected IncomeLOCK Plus prior to December 26, 2012, the following provisions are applicable to this feature. All other IncomeLOCK Plus provisions discussed in the prospectus above apply to your Living Benefit except the following:

FEE TABLES


The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./7/

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/7/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus Options" in the prospectus.

/8/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix B -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."
/9/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

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For Endorsement Dates of May 1, 2012 through December 25, 2012:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates prior to May 1, 2012:

            --------------------------------------------------------
                                                           MAXIMUM
                                                         ANNUALIZED
                                              MAXIMUM     FEE RATE
             NUMBER OF COVERED   INITIAL FEE   ANNUAL     DECREASE
                 PERSONS            RATE     FEE RATE/8/ OR INCREASE
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------

The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

Income Credit Options

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken. After the first 12 years, the Benefit Base may continue to be increased to lock in highest Anniversary Values.

In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus


The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" in the prospectus.

You may begin taking withdrawals as early as age 45. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 3.5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the Protected Income Payment Percentage, ranges from 3% to 4%. The MAWP and Protected Income Payment Percentage will vary based on (1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.


Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).


The applicable MAWP and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. THE FIRST PERCENTAGE REPRESENTS THE MAWP AND THE SECOND PERCENTAGE REPRESENTS THE PROTECTED INCOME PAYMENT PERCENTAGE FOR EACH OF THE OPTIONS SHOWN.


For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                      5.5% / 3%    5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                        5.5% / 4%    5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                     5% / 3%  4.5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                      5% / 4%  4.5% / 4%
             -----------------------------------------------------

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For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                        6% / 3%  5.5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                          6% / 4%  5.5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                   5.5% / 3%    5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                    5.5% / 4%    5% / 4%
             -----------------------------------------------------

Investment Restrictions

As long as the Living Benefit option remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio.

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:      30%/10/        Fixed Account Plus
                      Minimum        Short-Term Fixed Account
        Bond, Cash                   Capital Conservation Fund
        and            100%          Core Bond Fund
        Fixed         Maximum        Government Securities Fund
        Accounts                     Inflation Protected Fund
                                     International Government
                                       Bond Fund
                                     Money Market I Fund
                                     Money Market II Fund
                                     Strategic Bond Fund
                                     Vanguard Long-Term Investment
                                       Grade Fund
                                     Vanguard Long-Term
                                       Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
                      Minimum      American Beacon Holland Large
        Equity                       Cap Growth Fund
        Maximum         70%        Asset Allocation Fund
                      Maximum      Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/11/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------

/10/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)

/11/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
                      Minimum       Ariel Fund
        Limited                     Emerging Economies Fund/11/
        Equity          10%         Global Real Estate Fund
                      Maximum       Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

          -----------------------------------------------------------
          Multi-Year Fixed Option - 3 years
          -----------------------------------------------------------
          -----------------------------------------------------------
          Multi-Year Fixed Option - 5 years
          -----------------------------------------------------------
          -----------------------------------------------------------
          Multi-Year Fixed Option - 7 years
          -----------------------------------------------------------
          -----------------------------------------------------------
          Multi-Year Fixed Option - 10 years
          -----------------------------------------------------------
          -----------------------------------------------------------
          SunAmerica 2020 High Watermark Fund (Not available for new investments effective 8/31/12.)
          -----------------------------------------------------------


Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was May 1, 2012 through December 25, 2012. The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. Please see the "IncomeLOCK Plus Features -- Automatic Rebalancing Program" section of the prospectus for additional details of the automatic rebalancing program.

Please see the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in the prospectus for information about your Living Benefit.


CALCULATION OF THE VALUE OF EACH COMPONENT OF THE BENEFIT


The calculation of the initial Benefit Base for IncomeLOCK Plus with Endorsement Dates prior to December 26, 2012 is set forth below. The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit, the Maximum Annual Withdrawal Amount and Excess Withdrawals, is calculated as set forth in the section of the prospectus titled "IncomeLOCK Plus--Calculation of the Value of each Component of the Benefit."

First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:


1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

--------------------------------------------------------------------------------


Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.


Please see the "IncomeLOCK Plus Features -- Cancellation of IncomeLOCK Plus" for information on how you may cancel your Living Benefit.


Automatic Termination of IncomeLOCK Plus


In addition to the termination events discussed in the prospectus in the section titled "IncomeLOCK Plus Features -- Automatic Termination of IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:


1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

LOANS


If you elected IncomeLOCK or IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                 PORTFOLIO DIRECTOR FIXED AND VARIABLE ANNUITY

                SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2012

Please note the following changes to the Prospectus:

Effective December 26, 2012, the VALIC Company I Dynamic Allocation Fund is available as an additional Variable Account Option, depending on the selection made by your employer's plan. The annual Separate Account Fee for the Dynamic Allocation Fund investment option is 1.00%. The fee is deducted daily from the average daily net assets allocated to the investment option. The Separate Account charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC.

The Dynamic Allocation Fund is in the Hybrid Asset Class (Equity and Fixed Income). VALIC is the fund's investment adviser and AllianceBernstein, L.P. and SunAmerica Asset Management Corp. serve as the fund's sub-advisers ("Sub-advisers").

The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require VALIC to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable VALIC to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by VALIC. Any changes to the formula proposed by VALIC will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. PLEASE SEE THE VALIC COMPANY I PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS REGARDING THE FUND'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL INVESTMENT RISKS AND ITS FEES AND EXPENSES.

Optional Living Benefits-IncomeLOCK Plus Fee. If you elected IncomeLOCK Plus, the following is applicable to your Living Benefit. Footnote 2 to the Fee Tables under the sub-section "Optional IncomeLOCK Plus Fee" is deleted and replaced with the following:

     (2) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your fee rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Appendix A -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."

     The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, the IncomeLOCK Plus fee rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, the IncomeLOCK Plus fee rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.

Please see your Contract prospectus dated May 1, 2012 for the table referenced in the second sentence of footnote 2 above.

Optional Living Benefits-Investment Restrictions. If you have elected an optional Living Benefit (IncomeLOCK or IncomeLOCK Plus), as long as such Living Benefit remains in effect, you must allocate your investments in accordance with certain investment restrictions set forth in the "Optional Living Benefits-Investment Restrictions" section of the prospectus. You may combine Fixed Account and Variable Account Options from Groups A, B and C to create your personal investment portfolio. The Dynamic Allocation Fund is added to Group B (the 70% maximum category).

Dated: December 26, 2012

               Please keep this Supplement with your Prospectus.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                 PORTFOLIO DIRECTOR FIXED AND VARIABLE ANNUITY

                SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2012

The following replaces the third through sixth paragraphs of "About VALIC" in the "General Information" section of the prospectus:

     On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). On January 14, 2011, AIG completed a series of integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under the FRBNY Credit Facility, and the facility was terminated. As a result of the Recapitalization, AIG was controlled by the Department of Treasury. As of December 14, 2012, the Department of Treasury sold its remaining shares of AIG Common Stock.

     These transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission at www.sec.gov."

Dated: December 26, 2012

               Please keep this Supplement with your Prospectus.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A
                       UNITS OF INTEREST UNDER GROUP AND
                INDIVIDUAL FIXED AND VARIABLE ANNUITY CONTRACTS
                          PORTFOLIO DIRECTOR(R) PLUS
                             PORTFOLIO DIRECTOR 2
                              PORTFOLIO DIRECTOR

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                FORM N-4 PART B


                               DECEMBER 26, 2012

This Statement of Additional Information ("SAI") is not a prospectus but contains information in addition to that set forth in the prospectus for Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this SAI) dated December 26, 2012 ("Contracts") and should be read in conjunction with the prospectus. The terms used in this SAI have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing The Variable Annuity Life Insurance Company (the "Company"), at VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105; 1-800-448-2542. Prospectuses are also available on the internet at www.valic.com.

                               TABLE OF CONTENTS

                                                                                             PAGE
                                                                                             ----
General Information.........................................................................    3
Federal Tax Matters.........................................................................    3
   Tax Consequences of Purchase Payments....................................................    3
   Tax Consequences of Distributions........................................................    6
   Special Tax Consequences -- Early Distribution...........................................    7
   Special Tax Consequences -- Required Distributions.......................................    8
   Tax-Free Rollovers, Transfers and Exchanges..............................................   10
   Effect of Tax-Deferred Accumulations.....................................................   11
Exchange Privilege..........................................................................   12
   Exchanges From Independence Plus Contracts...............................................   12
   Exchanges From V-Plan Contracts..........................................................   13
   Exchanges From SA-1 and SA-2 Contracts...................................................   14
   Exchanges From Impact Contracts..........................................................   16
   Exchanges From Compounder Contracts......................................................   16
   Information That May Be Applicable To Any Exchange.......................................   17
Calculation of Surrender Charge.............................................................   18
   Illustration of Surrender Charge on Total Surrender......................................   18
   Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full Surrender.   18
Purchase Unit Value.........................................................................   19
   Illustration of Calculation of Purchase Unit Value.......................................   19
   Illustration of Purchase of Purchase Units...............................................   20
Calculation of MVA Option...................................................................   20
Payout Payments.............................................................................   21
   Assumed Investment Rate..................................................................   21
   Amount of Payout Payments................................................................   21
   Payout Unit Value........................................................................   22
   Illustration of Calculation of Payout Unit Value.........................................   22
   Illustration of Payout Payments..........................................................   22
Distribution of Variable Annuity Contracts..................................................   22
Experts.....................................................................................   23
Comments on Financial Statements............................................................   23

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                              GENERAL INFORMATION
--------------------------------------------------------------------------------

       Flexible payment deferred annuity Contracts are offered in connection with the prospectus to which this SAI relates.

       Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to minimum payment requirements under the Contract.

       The Contracts are non-participating and will not share in any of the profits of the Company.

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                              FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax advisor about your own circumstances.

   This section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and at death.

   It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 401(f), 403(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended ("Code" or "IRC") does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds. In 1999, the Internal Revenue Service ("IRS") confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

   In its ruling in 1981, the IRS had taken the position that, where purchase payments under a variable annuity contract are invested in publicly available mutual funds, the contract owner should be treated as the owner of the mutual fund shares, and deferred tax treatment under the contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation (Code section 817(h)) which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

   It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

   For nonqualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts generally are not offered under nonqualified Contracts. Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes (except for trusts as agents for an individual).

TAX CONSEQUENCES OF PURCHASE PAYMENTS

   403(b) Annuities. Purchase Payments made by section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions. The exclusion does not apply to Roth 403(b) contributions, which are made on an after-tax basis; however, the contribution limits apply to such contributions. Roth 403(b) contributions will be referred to as elective deferrals, along with voluntary salary reduction contributions.

   For 2012, your elective deferrals are generally limited to $17,000, although additional "catch-up" contributions are permitted under certain circumstances. Combined employer contributions, nonelective employee contributions and elective deferrals are generally limited to $50,000, or up to 100% of "includible compensation" as defined in the

Code for 403(b) plans. In addition, after 1988, employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.

   401(a)/(k) and 403(a) Qualified Plans. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee. Purchase Payments made by an employee may be made on a pre-tax or an after-tax basis, depending on several factors, including whether the employer is eligible to establish a 401(k) or 414(h) contribution option, and whether the employer, if is eligible to establish a 401(k) option, has established a Roth 401(k) option under the Plan.

   408(b) Individual Retirement Annuities ("408(b) IRAs" or "Traditional IRAs"). For 2012, annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $5,000 or 100% of compensation ($6,000 if you are age 50 or older), and are generally fully deductible in 2012 only by individuals who:

    (i) are not active Participants in another retirement plan, and are not married;

    (ii) are not active Participants in another retirement plan, are married, and either (a) the spouse is not an active Participant in another retirement plan, or (b) the spouse is an active Participant, but the couple's adjusted gross income is less than $173,000;

    (iii) are active Participants in another retirement plan, are unmarried, and have adjusted gross income of less than $58,000; or

    (iv) are active Participants in another retirement plan, are married, and have adjusted gross income of less than $92,000.

   Active Participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a non-working spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $10,000 or 100% of the working spouse's earned income, and no more than $5,000 may be contributed to either spouse's IRA for any year. The $10,000 limit increases to $12,000 if both spouses are age 50 or older ($1,000 for each spouse age 50 or older).

   You may be eligible to make nondeductible IRA contributions of an amount equal to the excess of:

    (i) the lesser of $5,000 ($6,000 if you are age 50 or older; $10,000 for you and your spouse's IRAs, or $12,000 if you are both age 50 or older) or 100% of compensation, over

    (ii)  your applicable IRA deduction limit.

   You may also make contributions of eligible rollover amounts from other tax-qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.

   408A Roth Individual Retirement Annuities ("408A Roth IRAs" or "Roth IRAs"). For 2012, annual nondeductible contributions for 408A Roth IRA Contracts are limited to the lesser of $5,000 or 100% of compensation ($6,000 if you are age 50 or older), and a full contribution may be made only by individuals who:

    (i)   are unmarried and have adjusted gross income of less than $110,000; or

    (ii) are married and filing jointly, and have adjusted gross income of less than $173,000

   The available nondeductible 408A Roth IRA contribution is reduced proportionately to zero where modified AGI is between $173,000 and $183,000 for those who are married filing joint returns. No contribution may be made for those with modified AGI over $183,000. Similarly, the contribution is reduced for those who are single with modified AGI between $110,000 and $125,000, with no contribution for singles with modified AGI over $125,000. Similarly, individuals who are married and filing separate returns and whose modified AGI is over $10,000 may not make a contribution to a Roth IRA; a portion may be contributed for modified AGI between $0 and $10,000.

   All contributions to 408(b) traditional IRAs and 408A Roth IRAs must be aggregated for purposes of the annual contribution limit.

   457 Plans. A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit if permitted by applicable state (and/or local) laws. In addition, a non-governmental tax-exempt employer may establish a deferred compensation program for individuals who: (i) perform services for the employer, and
(ii) belong to either a select group of management or highly compensated employees and are independent contractors.

   This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. For 2012, if the program is an eligible deferred compensation plan (an "EDCP"), you and your employer may contribute (and defer tax on) the lesser of $17,000 or 100% of your "includible" compensation (compensation from the employer currently includible in taxable income). Additionally, catch-up deferrals are permitted in the final three years before the year you reach normal retirement age and for governmental plans only, age-based catch-up deferrals up to $5,500 are also permitted for individuals age 50 or older. Generally, however, a participant can not utilize both the catch-up in the three years before normal retirement age, and the age 50 catch-up, in the same year.

   The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan Participants, (although certain Contracts remained subject to the claims of the employer's general creditors until 1999). For plans of non-governmental tax-exempt employers, the employee has no present rights to any vested interest in the Contract and is entitled to payment only in accordance with the EDCP provisions.

   Simplified Employee Pension Plan ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income. For 2012, the employer may contribute up to 25% of your compensation or $50,000, whichever is less. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions.

   Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. In 1998 and 1999, these salary reductions were not permitted to exceed $10,000 per year. The limit for 2000 and 2001 was $10,500, $11,000 in 2002, and $12,000 for 2003.
This limit increased $1,000 each year until it reached $15,000 in 2006 and is now indexed and may be increased in future years in $500 increments. In 2012, the limit is $17,000. Such plans if established by December 31, 1996, may still allow employees to make these contributions. Additionally, you may be able to make higher contributions if you are age 50 or older, subject to certain conditions.

   SIMPLE IRA. Employer and employee contributions under a SIMPLE IRA Plan are made to a separate individual retirement account or annuity for each employee. For 2012, employee salary reduction contributions cannot exceed $11,500. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions. Employer contributions must be in the form of matching contribution or a nonelective contribution of a percentage of compensation as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.

   Nonqualified Contracts. Purchase Payments made under nonqualified Contracts, whether under an employer-sponsored plan or arrangement or independent of any such plan or arrangement, are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit value of a nonqualified Contract resulting from the investment performance of VALIC Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons (except for trusts or other entities as agent for an individual) however, are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

   Unfunded Deferred Compensation Plans. Private for-profit employers may establish unfunded nonqualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.

   An unfunded deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The Contract is owned by the employer and remains subject to the claims of the employer's general creditors. Private for-profit employers that are not natural persons are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made on or after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.

TAX CONSEQUENCES OF DISTRIBUTIONS

   403(b) Annuities. Elective deferrals (including salary reduction amounts and Roth 403(b) contributions) accumulated after December 31, 1988, and earnings on such contributions, may not be distributed before one of the following:

(1)  attainment of age 59  1/2;

(2)  severance from employment;

(3)  death;

(4)  disability, or

(5) qualifying hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon).

   Similar restrictions will apply to all amounts transferred from a Code section 403(b)(7) custodial account other than certain rollover contributions, except that pre-1989 earnings included in such amounts generally will be eligible for a hardship distribution.

   As a general rule, distributions are taxed as ordinary income to the recipient in accordance with Code section 72. However, three important exceptions to this general rule are:

(1)  distributions of Roth 403(b) contributions;

(2)  qualified distributions of earnings on Roth 403(b) contributions and,

(3)  other after-tax amounts in the Contract.

Distributions of Roth 403(b) contributions are tax-free. "Qualified" distributions of earnings on Roth 403(b) contributions made upon attainment of age 59 1/2, upon death or disability, are tax-free as long as five or more years have passed since the first contribution to the Roth account or any Roth account under the employer's Plan. Distribution of earnings that are non-qualified are taxed in the same manner as pre-tax contributions and earnings under the Plan. Distributions of other after-tax amounts in the Contract are tax-free.

   401(a)/(k) and 401(f)/403(a) Qualified Plans. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (investment in the Contract). If you or your Beneficiary receive a "lump sum distribution" (legally defined term), the taxable portion may be eligible for special 10-year income averaging treatment. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986. The distribution restrictions for 401(k) elective deferrals in Qualified Plans are generally the same as described for elective deferrals to 403(b) annuities. The tax consequences of distributions from Qualified Plans are generally the same as described above for 403(b) annuities.

   408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. The taxable value of such a conversion may take into account the value of certain benefits under the Contract. Prior to 2010, individuals with adjusted gross income over $100,000 were generally ineligible for such conversions, regardless of marital status, as were married individuals who file separately. Beginning in 2010, such conversions are available without regard to income.

   408A Roth IRAs. "Qualified" distributions upon attainment of age 59 1/2, upon death or disability or for qualifying first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer's first 408A Roth IRA. Qualified distributions may be subject to state income tax in some states. Nonqualified distributions are generally taxable to the extent that the distribution exceeds Purchase Payments.

   457 Plans. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or, if a non-governmental tax-exempt employer, otherwise made available to the recipient.

   Unfunded Deferred Compensation Plans. Amounts received are includible in gross income for the taxable year in which the amounts are paid or otherwise made available to the recipient.

   Nonqualified Contracts. Partial redemptions from a nonqualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a nonqualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a nonqualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from VALIC (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

   When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, individuals generally are entitled to deduct the unrecovered amount on their final tax return.

   The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal tax-free. The Heroes Earnings Assistance and Relief Tax Act of 2008 eliminated the December 31,2007 sunset date for the reservist provision extending the exception to individuals called up to active duty on or after December 31, 2007.

SPECIAL TAX CONSEQUENCES -- EARLY DISTRIBUTION

   403(b) Annuities, 401(a)/(k) and 403(a) Qualified Plans, 408(b) Traditional IRAs, SEPs and SIMPLE IRAs. The taxable portion of distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

    (1)  death;

    (2)  disability;

    (3) separation from service after a Participant reaches age 55 (only applies to 403(b), 401(a)/(k), 403(a));

    (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary) for a period that lasts the later of five years or until the Participant attains age 59 1/2, and

    (5) distributions that do not exceed the employee's tax-deductible medical expenses for the taxable year of receipt.

   Separation from service is not required for distributions from a Traditional IRA, SEP or SIMPLE IRA under (4) above. Certain distributions from a SIMPLE IRA within two years after first participating in the Plan may be subject to a 25% penalty, rather than a 10% penalty.

   Currently, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from the 10% penalty tax:

    (1) distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer;

    (2) distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and

    (3) distributions to cover certain medical care or long-term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.

   408A Roth IRAs. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax on amounts included in income as other IRAs. Distributions of rollover or conversion contributions may be subject to a 10% penalty tax if the distribution of those contributions is made within five years of the rollover/conversion.

   457 Plans. Distributions generally may be made under an EDCP prior to separation from service only upon attainment of age 70 1/2, for unforeseeable emergencies or for amounts under $5,000 for inactive Participants, and are includible in the recipient's gross income in the year paid.

   Nonqualified Contracts. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a nonqualified Contract, unless the distribution is:

    (1)   to a Beneficiary on or after the Contract Owner's death;

    (2)   upon the Contract Owner's disability;

    (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary for a period lasting the later of 5 years or until the Contract Owner attains age 59 1/2;

    (4)   made under an immediate annuity contract, or

    (5)   allocable to Purchase Payments made before August 14, 1982.

SPECIAL TAX CONSEQUENCES -- REQUIRED DISTRIBUTIONS

   403(b) Annuities. Generally, minimum required distributions are required from both pre-tax and Roth amounts accumulated under the Contract and must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period no longer than the period determined under The IRS' Uniform Life Expectancy Table reflecting the joint life expectancy of the Participant and a Beneficiary 10 years younger than the Participant, or if the Participant's spouse is the sole Beneficiary and is more than 10 years younger than the Participant, their joint life expectancy. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

   Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

    (i) must begin to be paid when the Participant attains age 75 or retires, whichever is later; and

    (ii) the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

   The 50% rule will not apply if a Participant's spouse is the joint Annuitant. Notwithstanding these pre-January 1, 1987 rules, the entire contract balance must meet the minimum distribution incidental benefit requirement of section 403(b)(10).

   At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin by December 31st of the year following the year of death and be paid over the single life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must be made over a period no longer than the designated Beneficiary's life expectancy. Exceptions to this rule may apply in the case of a beneficiary who is also the participant's spouse.

   A Participant generally may aggregate his or her 403(b) Contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the plan, Contract, or account otherwise provides. If you purchase the Contract with, or subsequently add, the IncomeLOCK, IncomeLOCK Plus or other enhanced benefit option, the calculation of the required minimum distribution will include the value of the IncomeLOCK, IncomeLOCK Plus or other enhanced benefit and may increase the amount of the required minimum distribution.

   401(a)/(k) and 401(f)/403(a) Qualified Plans. Minimum distribution requirements for qualified plans are generally the same as described for 403(b) Annuities, except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement.

   408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

    (1)   there is no exception for pre-1987 amounts; and

    (2) there is no available postponement past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

   A Participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

   408A Roth IRAs. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a)/(k) and 403(a) qualified plans, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A Roth IRAs during the Contract Owner's lifetime, but generally do apply at the Contract Owner's death.

   A Beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

   457 Plans. Beginning January 1, 1989, the minimum distribution requirements for EDCPs are generally the same as described above for 403(b) Annuities except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement. Distributions must satisfy the irrevocable election requirements applicable to non-governmental tax-exempt employer EDCPs. Although the Worker, Retiree, and Employer Recovery Act of 2008, eliminated the 2009 minimum distribution requirement from most eligible retirement plans, the suspension does not apply to 457(b) plans of tax-exempt employers and employees in those plans were required to take required minimum distribution for the 2009 tax year, and we are not aware of any subsequent suspension for 2010 or later years.

   Nonqualified Contracts. Nonqualified Contracts do not require commencement of distributions at any particular time during the Contract Owner's lifetime, and generally do not limit the duration of annuity payments.

   At the Contract Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as in effect at the time of death. Similar distribution requirements will also apply if the Contract Owner is not a natural person, if the Annuitant dies or is changed. An exception to this rule may apply in the case of a beneficiary who is also the participant's spouse.

TAX-FREE ROLLOVERS, TRANSFERS AND EXCHANGES

   403(b) Annuities. Tax-free transfers between 403(b) annuity Contracts and/or 403(b)(7) custodial accounts and, with the exception of distributions to and from Roth 403(b) accounts, tax-free rollovers to or from 403(b) programs to 408(b) IRAs, other 403(b) programs, 401(a)/403(a) qualified plans and governmental EDCPs are permitted under certain circumstances. Funds in a 403(b) annuity contract may be rolled directly over to a Roth IRA. Distributions from Roth 403(b) accounts may be rolled over or transferred to another Roth 403(b) account or rolled over to a Roth IRA or a Roth 401(k). Roth 403(b) accounts may only receive rollover contributions from other Roth accounts.

   401(a)/(k) and 403(a) Qualified Plans. The taxable portion of certain distributions, except for distributions from Roth accounts, may be rolled over tax-free to or from a 408(b) individual retirement account or annuity, another such plan, a 403(b) program, or a governmental EDCP. Funds in a qualified contract may be rolled directly over to a Roth IRA. The rollover/ transfer rules for Qualified plans are generally the same as described for 403(b) Annuities.

   408(b) Traditional IRAs and SEPs. Funds may be rolled over tax-free to or from a 408(b) IRA Contract, from a 403(b) program, a 401(a)/(k) or 403(a) qualified plan, or a governmental EDCP under certain conditions. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any 12-month period.

   408A Roth IRAs. Funds may be transferred tax-free from one 408A Roth IRA to another. Funds in a 408(b) IRA or eligible retirement plan (401(a)/(k), 403(b) or governmental 457(b)) may be rolled in a taxable transaction to a 408A Roth IRA.

   Special, complicated rules governing holding periods, avoidance of the 10% penalty tax and ratable recognition of 1998 income also apply to rollovers from 408(b) IRAs to 408A Roth IRAs, and may be subject to further modification by Congress. Rollovers from pre-tax retirement plans into Roth IRA made in 2010 are also subject to ratable recognition of income in 2011 and 2012 in the absence of a contrary election by the taxpayer. You should consult your tax advisor regarding the application of these rules.

   408(p) SIMPLE IRAs. Funds may generally be rolled over tax-free from a SIMPLE IRA to a 408(b) IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.

   457 Plans. Tax-free transfer of EDCP amounts are permitted only to another EDCP of a like employer. Tax-free rollovers to or from a governmental EDCP to other governmental EDCPs, 403(b) programs, 401(a)/401(k)/403(a) Qualified Plans, 408(b) IRAs are permitted under certain circumstances.

Nonqualified Contracts. Certain of the nonqualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity Contract for another is a tax-free transaction under section 1035, provided that the requirements of that section are satisfied. However, the exchange is reportable to the IRS.

EFFECT OF TAX-DEFERRED ACCUMULATIONS

The chart below compares the results from contributions made to:

..  A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);
..  A nonqualified Contract purchased with after-tax contributions (Purchase
   Payments); and
..  Taxable accounts such as savings accounts.

[COMPARISON CHART]

                                10 Years           20 Years           30 Years
Tax Account                      $13,978            $32,762            $58,007
Non-qualified Contract           $14,716            $36,499            $68,743
Tax-Deferred Annuity
Tax-Deferred Annuity             $19,621            $48,665            $91,657

This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred plan (shown above as "Taxable Account");
(2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 25% tax rate and a 4% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.

Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 4% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 3% under a taxable program. The 4% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:

                              PAYCHECK COMPARISON

                                                     Tax-Favored Retirement Program Taxable Account
                                                     ------------------------------ ---------------
Annual amount available for savings before federal
  taxes                                                          $2,400                 $2,400
Current federal income tax due on Purchase Payments                   0                 $ (600)
Net retirement plan Purchase Payments                            $2,400                 $1,800

This chart assumes a 25% federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.

--------------------------------------------------------------------------------
                              EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

       In the prospectus we described generally how under certain conditions we will allow you to exchange from other fixed and/or variable contracts we issue (other contracts) to Portfolio Director. A more detailed comparison of the features, charges and restrictions between each of these listed other contracts and Portfolio Director is provided below.

EXCHANGES FROM INDEPENDENCE PLUS CONTRACTS
(UIT-585 AND UITG-585)

       Sales/Surrender Charges. Under an Independence Plus Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. The first partial surrender (or total surrender if there has been no prior partial surrender), to the extend it does not exceed 10% of the Account Value, may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director imposes a similar surrender charge upon total or partial surrenders. Both the Portfolio Director and Independence Plus Contracts have other similar provisions where surrender charges are not imposed. However, Portfolio Director provides at least one additional provision, not included in Independence Plus Contracts, under which no surrender charge will be imposed. An additional provision allows election of a systematic withdrawal method without surrender charges. For purposes of satisfying the fifteen-year and five-year holding requirements described under "Surrender Charge" in the prospectus, Portfolio Director will be deemed to have been issued on the same date as the Independence Plus Contract or certificate thereunder, but no earlier than January 1, 1982. Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Independence Plus Contracts for purposes of calculating the surrender charge under Portfolio Director.

       Other Charges. Under the Independence Plus Contracts, a maintenance charge of $20 is assessed for the first year and an annual charge of $15 is assessed for the second and later years during the accumulation period. The charge is due in quarterly installments. A daily fee is charged at the annual rate of 1% of the daily net asset value allocable to the variable sub-accounts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of VALIC Separate Account A is attributable to Portfolio Director.

       Investment Options. Under Independence Plus Contracts ten Divisions of VALIC Separate Account A are available variable investment alternatives, each investing in shares of a different underlying fund of VALIC Company I. In addition, two fixed investment options are available. Under Portfolio Director, various divisions of VALIC Separate Account A are available. Each division invests in a different mutual fund. Three fixed investment options are also available.

       Annuity Options. Annuity options under Independence Plus Contracts provide for payments on a fixed or variable basis, or a combination of both. The Independence Plus Contract permits annuity payments for a designated period between 3 and 30 years. Portfolio Director permits annuity payments for a designated period between of 5 and 30 years. Independence Plus Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, annuity payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM V-PLAN CONTRACTS
(IFA-582 AND GFA-582)

       Sales/Surrender Charges. Under a V-Plan Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 7% of the Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. The first partial surrender, to the extent it does not exceed 10% of the account value, may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director also imposes a surrender charge upon total or partial surrenders. However, the surrender charge under Portfolio Director may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. V-Plan Contracts have other provisions where surrender charges are not imposed. However, Portfolio Director provides at least two additional provisions, not included in V-Plan Contracts, under which no surrender charge will be imposed. Those Portfolio Director provisions include no surrender charge on an election of the no charge systematic withdrawal method, and where an employee-Participant has maintained the account for a period of five years and has attained age 59 1/2. For purposes of satisfying the fifteen-year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the V-Plan Contract or certificate thereunder, but no earlier than January 1, 1982.

       If there is a total or partial surrender, Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to the V-Plan Contract for purposes of calculating the surrender charge under Portfolio Director.

       Other Charges. There are no administrative and risk charges under V-Plan Contracts. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fees begin immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the VALIC Separate Account A is attributable to Portfolio Director.

       Investment Options. There are no variable investment alternatives provided under V-Plan Contracts.

       Annuity Options. Annuity options under V-Plan Contracts provide for payments on a fixed basis only. The V-Plan Contract permits annuity payments for a designated period of 1 to 15 years. Under a V-Plan Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years on a fixed basis only. Under Portfolio Director, Payout Payments may be made on a fixed or variable basis, or a combination of both. Portfolio Director does not provide for commutation. V-Plan Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM SA-1 AND SA-2 CONTRACTS
(GUP-64, GUP-74, GTS-VA)

       Agents' and Managers' Retirement Plan Exchange Offer. All eligible agents and managers of the Company are allowed to participate in the Company's Agents' and Managers' Retirement Plan ("Plan"). We grant to participants in the Plan the right to effect a voluntary exchange of their units of interest under the SA-1 Contracts and Independence Plus Contracts for the equivalent units of interest in Portfolio Director. Agents and managers of VALIC who enter into the voluntary exchange will not incur under Portfolio Director any surrender charges or account maintenance charges. Other individuals who may exchange to Portfolio Director from SA-1 or Independence Plus Contracts may have surrender charges and account maintenance charges imposed under Portfolio Director. All other provisions with regard to exchange offers will apply to the Plan Exchange Offer.

       Pursuant to this voluntary exchange offer, participants in the Plan will have three options from which to choose. As to the funding vehicle for a Purchase Payment plan, the participant may choose to:

..  Remain in the SA-1 Contract and Independence Plus Contract.
..  Leave current assets in the SA-1 Contract or Independence Plus Contract and
   direct future Purchase Payments to Portfolio Director; or .. Transfer all current assets and future Purchase Payments to Portfolio
   Director.

       If the participant chooses to remain in either the SA-1 Contract or Independence Plus Contract, future Purchase Payments and current assets will be controlled by the provisions of the SA-1 Contract or Independence Plus Contract, respectively. If the participant chooses to leave current assets in the SA-1 Contract or the Independence Plus Contract, and direct future Purchase Payments to Portfolio Director, the current assets will be controlled by the provisions of the SA-1 Contract or the Independence Plus Contract, respectively. The future Purchase Payments will be controlled by the terms of Portfolio Director subject to the exception that surrender charges and account maintenance charges will not be imposed under Portfolio Director. If the participant chooses to transfer all current assets and future Purchase Payments to Portfolio Director, such current assets and future Purchase Payments will be controlled by the provisions of Portfolio Director subject to the exception that surrender charges and account maintenance charges will not be imposed under Portfolio Director.

       Once a participant transfers assets and future Purchase Payments to Portfolio Director the participant will not be permitted to exchange back to the SA-1 Contract or Independence Plus Contract. If a participant chooses to transfer future Purchase Payments but not current assets to Portfolio Director, the participant will be allowed at a later date to transfer the current assets to Portfolio Director. For a complete analysis of the differences between the SA-1 contract or the Independence Plus Contract and Portfolio Director, you should refer to the form of the contract or certificate for its terms and conditions.

       Sales/Surrender Charges. Under the SA-1 and SA-2 Contracts a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a SA-1 or SA-2 Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director ("Exchanged Amount"). Purchase Payments made to Portfolio Director, however, would be subject to a surrender charge. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. No exchange pursuant to this offer will be allowed within 120 days of a transfer of fixed accumulations under a SA-1 or SA-2 Contract to the variable portion of such Contract. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

       Other Charges. A charge of a percentage of each Purchase Payment is made for administrative expenses for SA-1 and SA-2 Contracts. The charge is generally 1.25% and is included in the above sales and administrative charge. An additional daily charge (at an annual rate of 1% of total net assets attributable to SA-1 Contracts and ranging from .21% to .85% of total net assets attributable to SA-2 Contracts) is made for mortality and expense risks assumed by the Company under the variable portion of the Contract. The total of these expenses and other charges is limited to a maximum of the rate imposed on SA-1 and SA-2 Contracts on April 1, 1987. (See prospectus for SA-1 and SA-2 contracts dated April 20, 1987.) For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the average daily net asset value of the Separate Account is attributable to Portfolio Director. (See "Separate Account Charges" and "Separate Account Expense Reimbursement" in the prospectus.)

       Investment Options. Under SA-1 and SA-2 Contracts only one Division of VALIC Separate Account A is available as a variable investment alternative. This Division invests in a portfolio of VALIC Company I, the Stock Index Fund. Under a "grandfathering" arrangement, the total advisory fees and certain other charges imposed against these Contracts are limited to a maximum of the rate charged on April 1, 1987. The maximum expense ratio for the GUP and GTS VA Contracts is 1.4157% and 0.6966%, respectively. (See the prospectus for these Contracts dated April 20, 1987.) Under Portfolio Director, various divisions of VALIC Separate Account A are available. Each division invests in a different mutual fund. Three fixed investment options are also available.

       Annuity Options. Annuity options under the SA-1 and SA-2 Contracts provide for payments on a fixed or variable basis, or a combination of both. The SA-1 Contract annuity payments under a designated period option are limited to 15 years on a fixed basis only. Under this Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. SA-2 Contracts do not provide a designated period option nor do they provide for commutation. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years. The SA-1 and SA-2 Contracts make no provision for transfers from a separate account to a fixed annuity during the annuity period. This option, subject to certain conditions, is available under Portfolio Director. The SA-1 Contracts provide an option for monthly variable annuity payments to be made at a level payment basis during each year of the annuity period. Portfolio Director does not provide this option. SA-1 and Portfolio Director, but not SA-2 Contracts, both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM IMPACT CONTRACTS
(UIT-981)

       Sales/Surrender Charges. Under an Impact Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 5% of the Purchase Payments withdrawn within three years of the date such Purchase Payments were made. However, in any Participant Year, the first withdrawal of up to 10% of the account value will not be subject to a surrender charge. The most recent Purchase Payments are deemed to be withdrawn first. Portfolio Director also imposes a surrender charge upon total or partial surrenders which may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. Portfolio Director also has other provisions where surrender charges are not imposed. For purposes of satisfying the fifteen- year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the Impact Contract, or certificate thereunder, but no earlier than January 1, 1982. Only Purchase Payments exchanged into Portfolio Director which were made within three years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Impact Contracts for purposes of calculating the surrender charge under Portfolio Director.

       Other Charges. Under Impact Contracts, a $30 annual charge is assessed once a year to cover administrative expenses. The charge may, with prior regulatory approval if required, be increased or decreased. In addition, a daily charge is made at an annual rate of 1% of the net asset value allocable to the Impact Contracts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The charge is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No charge is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such charge begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The charge may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director.

       Investment Options. Under the Impact Contract five Divisions of Separate Account A are available as variable investment alternatives, each investing in shares of a different underlying fund of VALIC Company I. Under Portfolio Director, various divisions of VALIC Separate Account A are available. Each division invests in a different mutual fund. Three fixed investment options are also available.

       Annuity Options. Annuity options under Impact Contracts provide for payments on a fixed or variable basis, or a combination of both. The Impact Contract permits annuity payments for a designated period of 1 to 15 years. Under an Impact Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years. Impact Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM COMPOUNDER CONTRACTS
(C-1-75 AND IFA-78)

       Sales/Surrender Charges. Under a Compounder Contract a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a Compounder Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director. Purchase Payments made to Portfolio Director, however, would be subject to the surrender charge under

Portfolio Director. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

       Other Charges. A charge of a percentage of each Purchase Payment is made for administrative expenses under a Compounder Contract. The charge is 1.25% and is included in the above sales charge. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director.

       Investment Options. There are no variable investment alternatives provided under Compounder Contracts.

       Annuity Options. Payout Payments under a Compounder Contract are on a fixed basis only and the designated period option is limited to a period of 15 years. However, under a Compounder Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director allows Payout Payments be made on a fixed or variable basis, or both. One option under Portfolio Director provides for a designated period of 5 and 30 years. Unlike Portfolio Director, the Compounder Contracts contain no "betterment of rates" provision.

INFORMATION THAT MAY BE APPLICABLE TO ANY EXCHANGE

       Guaranteed Annuity Rates. Mortality rates have improved since annuity rates were developed for the other contracts. Therefore, the annuity rates guaranteed in Portfolio Director are less favorable to Contract Owners and Annuitants than those guaranteed in the other contracts. However, the current annuity rates being charged for fixed annuities under the "betterment of rates" provisions discussed above are more favorable than those guaranteed under Portfolio Director or the other contracts. Of course, no assurance can be given that this will continue to be true at the time of annuitization for a given contract. Guaranteed annuity rate tables are set forth in your Contract or in current endorsements thereto. Those guaranteed for Portfolio Director are set forth therein, and copies may be obtained from the Company.

       To satisfy a federal tax law requirement, non-spouse Beneficiaries under Portfolio Director generally must receive the entire benefit payable upon the death of the Annuitant over their life expectancy or within five years of the Annuitant's death. This requirement may be inapplicable to certain other contracts or certificates issued before January 19, 1985 if not exchanged.

       Under certain deferred annuity contracts issued before October 21, 1979, upon the death of the owner the entire value of the contract as of the date of death may be received income tax free by the Beneficiary. This will not apply to contracts that have been exchanged on or after October 21, 1979.

       Group Unallocated Contracts. We do not allow exchanges from group unallocated Contracts.

--------------------------------------------------------------------------------
                        CALCULATION OF SURRENDER CHARGE
--------------------------------------------------------------------------------

       The surrender charge is discussed in the prospectus under "Fees and Charges -- Surrender Charge." Examples of calculation of the Surrender Charge upon total and partial surrender are set forth below:

              ILLUSTRATION OF SURRENDER CHARGE ON TOTAL SURRENDER

   Example 1.

                              TRANSACTION HISTORY

   DATE                                     TRANSACTION              AMOUNT
   ----                                     -----------             --------
   10/1/94....................... Purchase Payment                  $ 10,000
   10/1/95....................... Purchase Payment                     5,000
   10/1/96....................... Purchase Payment                    15,000
   10/1/97....................... Purchase Payment                     2,000
   10/1/98....................... Purchase Payment                     3,000
   10/1/99....................... Purchase Payment                     4,000
   12/31/99...................... Total Purchase Payments (Assumes
                                  Account Value is $50,000)           39,000
   12/31/99                       Total Surrender

   Surrender Charge is lesser of (a) or (b):

a. Surrender Charge calculated on 60 months of Purchase Payments
   1.  Surrender Charge against Purchase Payment of 10/1/94............ $    0
   2.  Surrender Charge against Purchase Payment of 10/1/95............ $  250
   3.  Surrender Charge against Purchase Payment of 10/1/96............ $  750
   4.  Surrender Charge against Purchase Payment of 10/1/97............ $  100
   5.  Surrender Charge against Purchase Payment of 10/1/98............ $  150
   6.  Surrender Charge against Purchase Payment of 10/1/99............ $  200
   Surrender Charge based on Purchase Payments (1 + 2 + 3 + 4 + 5 + 6). $1,450

b. Surrender Charge calculated on the excess over 10% of the Account Value at the time of surrender:

   Account Value at time of surrender                $ 50,000
   Less 10% not subject to Surrender Charge           - 5,000
                                                     --------
   Subject to Surrender Charge                         45,000
                                                     X    .05
                                                     --------
   Surrender Charge based on Account Value           $  2,250 ...... $2,250

c. Surrender Charge is the lesser of a or b......................... $1,450


     ILLUSTRATION OF SURRENDER CHARGE ON A 10% PARTIAL SURRENDER FOLLOWED
                              BY A FULL SURRENDER

   Example 2.

               TRANSACTION HISTORY (ASSUMES NO INTEREST EARNED)

   DATE                                     TRANSACTION              AMOUNT
   ----                                     -----------             --------
   10/1/94....................... Purchase Payment                  $ 10,000
   10/1/95....................... Purchase Payment                     5,000
   10/1/96....................... Purchase Payment                    15,000
   10/1/97....................... Purchase Payment                     2,000
   10/1/98....................... Purchase Payment                     3,000
   10/1/99....................... Purchase Payment                     4,000
   12/31/99...................... 10% Partial Surrender (Assumes       3,900
                                  Account Value is $39,000)
   2/1/00........................ Full Surrender                      35,100

    a. Since this is the first partial surrender in this Participant Year, calculate the excess over 10% of the value of the Purchase Units 10% of $39,000 = $3,900 [no charge on this 10% withdrawal]

    b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated (levied) is $39,000 -- $3,900 = $35,100

    c. The Surrender Charge calculated on the Account Value withdrawn $35,100 X .05 = $1,755

    d. Since only $29,000 has been paid in Purchase Payments in the 60 months prior to the Full Surrender, the charge can only be calculated on $29,000. The $3,900 partial withdrawal does not reduce this amount. Thus, the charge is $29,000 X (0.05) = $1,450.

--------------------------------------------------------------------------------
                              PURCHASE UNIT VALUE
--------------------------------------------------------------------------------

       Purchase Unit value is discussed in the prospectus under "Purchase Period." The Purchase Unit value for a Division is calculated as shown below:

Step 1: Calculate the gross investment rate:

     Gross Investment Rate
  =  (EQUALS)
     The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.
  /  (DIVIDED BY)
     The value of the Division for the immediately preceding day on which the values are calculated.

We calculate the gross investment rate as of 4:00 p.m. Eastern time on each business day when the Exchange is open.

Step 2: Calculate net investment rate for any day as follows:

     Net Investment Rate
  =  (EQUALS)
     Gross Investment Rate (calculated in Step 1)
  -  (MINUS)
     Separate Account charges.

Step 3: Determine Purchase Unit Value for that day.

     Purchase Unit Value for that day.
  =  (EQUALS)
     Purchase Unit Value for immediate preceding day.
  X  (MULTIPLIED BY)
     Net Investment Rate (as calculated in Step 2) plus 1.00.

       The following illustrations show a calculation of new Purchase Unit value and the purchase of Purchase Units (using hypothetical examples):

              ILLUSTRATION OF CALCULATION OF PURCHASE UNIT VALUE

   Example 3.

   1. Purchase Unit value, beginning of period.................... $ 1.800000
   2. Value of Fund share, beginning of period.................... $21.200000
   3. Change in value of Fund share............................... $  .500000

   4. Gross investment return (3)/(2)..............................   .023585
   5. Daily separate account fee*..................................   .000027
   *Fee of 1% per annum used for illustrative purposes.
   6. Net investment return (4)--(5)...............................   .023558
   7. Net investment factor 1.000000+(6)...........................  1.023558
   8. Purchase Unit value, end of period (1)X(7)................... $1.842404

  ILLUSTRATION OF PURCHASE OF PURCHASE UNITS (ASSUMING NO STATE PREMIUM TAX)

   Example 4.

   1. First Periodic Purchase Payment.............................. $  100.00
   2. Purchase Unit value on effective date of purchase (see
       Example 3).................................................. $1.800000
   3. Number of Purchase Units purchased (1)/(2)...................    55.556
   4. Purchase Unit value for valuation date following purchase
       (see Example 3)............................................. $1.842404
   5. Value of Purchase Units in account for valuation date
       following purchase (3)X(4).................................. $  102.36

--------------------------------------------------------------------------------
                           CALCULATION OF MVA OPTION
--------------------------------------------------------------------------------

       The effect of the market value adjustment may be positive or negative. If, for example, on the date of a withdrawal, the index rate described below (plus 0.5%) is higher than that index rate as of the Contract's date of issue, the effect of the market value adjustment will be negative. If, for example, on the date of a withdrawal, the index rate (plus 0.5%) is lower than that index rate as of the Contract's date of issue, the effect of the market value adjustment will be positive. Any negative adjustment will be waived to the extent that it would decrease the withdrawal value below the minimum guaranteed value.

       The market value adjustment is determined by the formula below, using the following factors:

    . A is an index rate determined at the beginning of each MVA term, for a security with time to maturity equal to that MVA term;

    . B is an index rate determined at the time of withdrawal, for a security with time to maturity equal to the current MVA term;

    . N is the number of months remaining in the current MVA term (rounded up to the next higher number of months); and

    . The index rates for A and B will be the U.S. Treasury Yield as quoted by Bloomberg or a comparable financial market news service, for the maturity equal to the MVA term, using linear interpolation as appropriate.

       The market value adjustment will equal:

       The amount surrendered or transferred out prior to the end of the MVA term multiplied by:

                        [(1+A)/(1+B+0.005)]/(N/12)/--1

       The market value adjustment will be added to or deducted from the amount being withdrawn or transferred.

Index rates for any calendar month will equal the average of index rates for the last 5 trading days of the previous calendar month.

--------------------------------------------------------------------------------
                                PAYOUT PAYMENTS
--------------------------------------------------------------------------------

ASSUMED INVESTMENT RATE

       The discussion concerning the amount of Payout Payments which follows this section is based on an Assumed Investment Rate of 3 1/2% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% rate described here as follows: 3%, 4 1/2%, 5% or 6% per annum. (Note: an Assumed Investment Rate higher than 5% may not be selected under individual Contracts.) The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.

AMOUNT OF PAYOUT PAYMENTS

       The amount of the first variable Payout Payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable annuity as of the tenth day immediately preceding the date Payout Payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.

       The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%, 3 1/2%, 4% and 5% per annum (3 1/2% in the group Contract).

       The portion of the first monthly variable Payout Payment derived from a Division of VALIC Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed annuity.

       In any subsequent month, the dollar amount of the variable Payout Payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous Payout Payment, less an adjustment to neutralize the 3 1/2% or other Assumed Investment Rate referred to above.

       Therefore, the dollar amount of variable Payout Payments after the first year will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first Payout Payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division . If such net investment return is 1% over a one year period, the first Payout Payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

       Each deferred Contract provides that, when fixed Payout Payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity Contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

PAYOUT UNIT VALUE

       The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

       The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

               ILLUSTRATION OF CALCULATION OF PAYOUT UNIT VALUE

   Example 8.

     1. Payout Unit value, beginning of period................... $ .980000
     2. Net investment factor for Period (see Example 3).........  1.023558
     3. Daily adjustment for 3  1/2% Assumed Investment Rate.....   .999906
     4. (2)X(3)..................................................  1.023462
     5. Payout Unit value, end of period (1)X(4)................. $1.002993

                        ILLUSTRATION OF PAYOUT PAYMENTS

   Example 9. Annuitant age 65, Life Annuity with 120 Payments Certain

  1. Number of Purchase Units at Payout Date..................  10,000.00
  2. Purchase Unit value (see Example 3)...................... $     1.800000
  3. Account Value of Contract (1)X(2)........................ $18,000.00
  4. First monthly Payout Payment per $1,000 of Account Value. $     5.63
  5. First monthly Payout Payment (3)X(4)/1,000............... $   101.34
  6. Payout Unit value (see Example 8)........................ $      .980000
  7. Number of Payout Units (5)/(6)...........................     103.408
  8. Assume Payout Unit value for second month equal to....... $      .997000
  9. Second monthly Payout Payment (7)X(8).................... $   103.10
  10. Assume Payout Unit value for third month equal to....... $      .953000
  11. Third monthly Payout Payment (7)X(10)................... $    98.55

--------------------------------------------------------------------------------
                  DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS
--------------------------------------------------------------------------------

       The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.

       The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers that are members of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter for VALIC Separate Account A is American General Distributors, Inc. (the "Distributor"), an affiliate of VALIC. Distributor was formerly known as A.G. Distributors, Inc. In the States of Florida and Illinois, the Distributor is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. The address of the Distributor is 2929 Allen Parkway, Houston, Texas 77019. The Distributor is a Delaware corporation and is a member of FINRA.


       VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments. Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment. These various commissions are paid by the Company and do not result in any charge to Contract Owners or to VALIC Separate Account A in addition to the charges described under "Fees and Charges" in the prospectus.

       Pursuant to its underwriting agreement with the Distributor and VALIC Separate Account A, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses. Sales Commissions paid for Portfolio Director, Portfolio Director 2 and Portfolio Director Plus for the years 2009, 2010 and 2011 totaled $145,071,105, $155,763,307 and $184,727,512, respectively. The Distributor retained $0 in commissions for each of the Portfolio Director products those same years.

--------------------------------------------------------------------------------
                                    EXPERTS
--------------------------------------------------------------------------------

       The consolidated financial statements of The Variable Annuity Life Insurance Company as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 and the financial statements of The Variable Annuity Life Insurance Company Separate Account A as of December 31, 2011 and for each of the two years in the period ended December 31, 2011 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP is located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002.

       The statutory financial statements of American Home Assurance Company as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

       On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement.


       The consolidated financial statements and the financial statement schedules incorporated into this Statement of Additional Information by reference to American International Group's Current Report on Form 8-K dated May 4, 2012 and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) incorporated into this Statement of Additional Information by reference to American International Group's Annual Report on Form 10-K for the year ended December 31, 2011, have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


       The consolidated financial statements of AIA Group Limited incorporated into this Statement of Additional Information by reference to American International Group's Amendment No. 1 on Form 10-K/A have been so incorporated in reliance upon the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting.

       American International Group, Inc. does not underwrite any annuity contracts referenced herein.

--------------------------------------------------------------------------------
                       COMMENTS ON FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

       The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

       Not all of the VALIC Separate Account A Divisions are available under the Contracts described in the prospectus.

       You should only consider the statutory financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee with respect to contracts with a date of issue of December 29, 2006 or earlier.

                         AMERICAN HOME ASSURANCE COMPANY


                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                         AMERICAN HOME ASSURANCE COMPANY


                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009


                                TABLE OF CONTENTS


Report of Independent Auditors...........................................................................2

Statements of Admitted Assets............................................................................3

Statements of Liabilities, Capital and Surplus...........................................................4

Statements of Operations and Changes in Capital and Surplus..............................................5

Statements of Cash Flow..................................................................................6

Note 1 - Organization and Summary of Significant Statutory Basis Accounting Policies.....................7

Note 2 - Accounting Adjustments to Statutory Basis Financial Statements.................................20

Note 3 - Investments....................................................................................25

Note 4 - Reserves for Losses and LAE....................................................................37

Note 5 - Related Party Transactions.....................................................................43

Note 6 - Reinsurance....................................................................................52

Note 7 - Deposit Accounting Assets and Liabilities......................................................58

Note 8 - Federal Income Taxes...........................................................................60

Note 9 - Pension Plans and Deferred Compensation Arrangements...........................................69

Note 10 - Capital and Surplus and Dividend Restrictions.................................................73

Note 11 - Contingencies.................................................................................75

Note 12 - Other Significant Matters.....................................................................89

Note 13 - Subsequent Events.............................................................................91

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2011 and 2010, and the related statutory statements of operations and changes in capital and surplus, and cash flow for each of the three years then ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2011 and 2010, or the results of its operations or its cash flows for each of the three years then ended December 31, 2011.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years then ended December 31, 2011, on the basis of accounting described in Note 1.

As described in Note 2 to the financial statements, during 2009, the Company adopted SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement to SSAP No. 10, and has reflected the effect of this adoption within Changes in accounting principles on the Statements of Changes in Capital and Surplus.


/s/ PricewaterhouseCoopers LLP

April 25, 2012
New York, New York

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2011 AND 2010
                                 (000'S OMITTED)


------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31,                                                                      2011            2010
------------------------------------------------------------------------------------------------------------------

Cash and invested assets:
   Bonds, primarily at amortized cost (fair value:
    2011 - $18,504,022; 2010 - $15,493,142)                                         $  17,761,724  $  15,148,888
   Stocks:
   Common stocks, at fair value adjusted for non-admitted assets
    (cost: 2011 - $63,353; 2010 - $371,153)                                                84,263        397,460
   Preferred stocks, primarily at fair value
    (cost: 2011 - $0; 2010 - $79,211)                                                           -         90,886
   Other invested assets (cost: 2011 - $1,196,504; 2010 - $1,361,568)                   1,440,576      1,574,423
   Derivatives                                                                              1,690              -
   Short-term investments, at amortized cost (approximates fair value)                    377,947      2,439,897
   Cash and cash equivalents                                                               68,584        181,013
   Receivable for securities and other                                                        491          1,146
------------------------------------------------------------------------------------------------------------------
        TOTAL CASH AND INVESTED ASSETS                                                 19,735,275     19,833,713
------------------------------------------------------------------------------------------------------------------


Investment income due and accrued                                                         185,393        189,859
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                       461,753        425,340
   Premiums and installments booked but deferred and not yet due                          344,024        409,915
   Accrued retrospective premiums                                                       1,377,347      1,447,644
Amounts billed and receivable from high deductible policies                                38,112         32,948
Reinsurance recoverable on loss payments                                                  397,299        433,305
Funds held by or deposited with reinsurers                                                 71,893         41,961
Net deferred tax assets                                                                   691,892        782,765
Equities in underwriting pools and associations                                           266,934        544,719
Receivables from parent, subsidiaries and affiliates                                       13,330      1,992,253
Other admitted assets                                                                     317,020        282,173
------------------------------------------------------------------------------------------------------------------

        TOTAL ADMITTED ASSETS                                                       $  23,900,272  $  26,416,595
==================================================================================================================


                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY


                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2011 AND 2010
                    (000'S OMITTED EXCEPT SHARE INFORMATION)

------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31,                                                           2011           2010
------------------------------------------------------------------------------------------------------

                                         LIABILITIES


Reserves for losses and loss adjustment expenses                       $   12,466,514   $  14,383,093
Unearned premium reserves                                                   2,843,572       3,213,423
Commissions, premium taxes, and other expenses payable                        314,840         237,988
Reinsurance payable on paid loss and loss adjustment expenses                  83,233         155,082
Current federal taxes payable to parent                                        23,930          60,666
Funds held by company under reinsurance treaties                            1,196,004         136,869
Provision for reinsurance                                                      78,525          99,443
Ceded reinsurance premiums payable, net of ceding commissions                 388,540         405,324
Deposit accounting liabilities                                                 97,625         189,891
Deposit accounting liabilities - funds held                                     4,848             990
Collateral deposit liability                                                  364,039         404,450
Payable to parent, subsidiaries and affiliates                                 46,427         204,326
Derivatives                                                                         -           4,250
Other liabilities                                                             324,872         247,701
------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                        18,232,969      19,743,496
------------------------------------------------------------------------------------------------------

                                     CAPITAL AND SURPLUS


Common capital stock, par value: (2011 - $11.51; 2010 - $15.00),
  1,758,158 shares authorized, 1,695,054 shares issued and
outstanding                                                                    19,504          25,426
Capital in excess of par value                                              4,689,192       6,034,992
Unassigned surplus                                                            507,717         351,265
Special surplus tax - SSAP 10R                                                450,661         260,922
Special surplus funds from retroactive reinsurance                                229             494
------------------------------------------------------------------------------------------------------
  TOTAL CAPITAL AND SURPLUS                                                 5,667,303       6,673,099
------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES, CAPITAL, AND SURPLUS                              $   23,900,272   $  26,416,595
======================================================================================================


                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

           STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                 (000'S OMITTED)

---------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                      2011            2010           2009
---------------------------------------------------------------------------------------------------------------
                                         STATEMENTS OF OPERATIONS
Underwriting income:
  Premiums earned                                                $    5,682,158  $    5,648,764  $   6,354,545
---------------------------------------------------------------------------------------------------------------
Underwriting deductions:
  Losses incurred                                                     3,932,805       5,066,245      4,699,991
  Loss adjustment expenses incurred                                     611,264         912,853        768,136
  Other underwriting expenses incurred                                1,668,713       1,674,370      1,646,098
---------------------------------------------------------------------------------------------------------------
Total underwriting deductions                                         6,212,782       7,653,468      7,114,225
---------------------------------------------------------------------------------------------------------------
Net underwriting loss                                                  (530,624)     (2,004,704)      (759,680)
---------------------------------------------------------------------------------------------------------------

Investment income:
  Net investment income earned                                          800,175         769,130        791,263
  Net realized capital gains (net of capital gains taxes:
  2011 - $90,032; 2010 - $169,323; 2009 - $57,389)                      166,901         294,941         93,056
---------------------------------------------------------------------------------------------------------------
Net investment gains                                                    967,076       1,064,071        884,319
---------------------------------------------------------------------------------------------------------------

Net loss from agents' or premium balances charged-off                   (16,296)        (30,549)       (25,860)
Finance and service charges not included in premiums                          -               -          4,596
Other (expense) income                                                  (29,775)         52,746         24,110
---------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL          390,381        (918,436)       127,485
INCOME TAXES
Federal income tax benefit                                             (104,195)       (141,920)      (122,307)
---------------------------------------------------------------------------------------------------------------
    NET INCOME (LOSS)                                            $      494,576  $     (776,516) $     249,792
===============================================================================================================
                                      CHANGES IN CAPITAL AND SURPLUS

Capital and surplus, as of December 31, previous year            $    6,673,099  $    5,872,354  $   5,413,173
  Adjustment to beginning surplus                                        26,048         (28,355)       (32,602)
---------------------------------------------------------------------------------------------------------------
Capital and surplus, as of January 1,                                 6,699,147       5,843,999      5,380,571

Changes in accounting principles (refer to Note 2)
    Adoption of SSAP 10R                                                      -               -        272,916
    Adoption of SSAP 43R                                                      -               -        (12,429)
Other changes in capital and surplus:
  Net income (loss)                                                     494,576        (776,516)       249,792
   Change in net unrealized capital gains (net of capital
    gains taxes: 2011 - $3,008; 2010 - $110,099; 2009 -
        $202,913)                                                        44,397        (161,330)      (113,064)
    Change in net deferred income tax                                   659,647        (396,374)        59,354
    Change in non-admitted assets                                      (926,257)        513,237       (318,767)
    Change in SSAP 10R                                                  189,739         (11,994)             -
    Change in provision for reinsurance                                  20,918         (10,819)         6,968
    Capital contribution                                                 67,381       1,947,275        343,286
    Return of capital                                                (1,414,078)              -              -
    Change in par value of common stock                                  (5,922)              -              -
    Dividends to stockholder                                           (137,458)       (301,343)             -
    Other surplus adjustments                                            (3,246)          1,494         (7,211)
    Foreign exchange translation                                        (21,541)         25,470         10,938
---------------------------------------------------------------------------------------------------------------
    Total changes in capital and surplus                             (1,031,844)        829,100        231,296
---------------------------------------------------------------------------------------------------------------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                          $    5,667,303  $    6,673,099  $   5,872,354
===============================================================================================================


                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                 (000'S OMITTED)

----------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                                2011           2010          2009
----------------------------------------------------------------------------------------------------------------------
                                                     CASH FROM OPERATIONS
Premiums collected, net of reinsurance                                     $   5,411,186  $   5,414,448  $  6,306,324
Net investment income                                                            779,881        851,466       743,343
Miscellaneous (expense) income                                                   (86,020)        16,466        (2,769)
----------------------------------------------------------------------------------------------------------------------
  SUB-TOTAL                                                                    6,105,047      6,282,380     7,046,898

Benefit and loss related payments                                              3,905,372      4,340,008     4,597,184
Payment to an affiliate under the asbestos loss portfolio transfer               783,818             -             -
Commission and other expense paid                                              2,363,249      2,416,351     2,520,462
Dividends paid to policyholders                                                       -              -            233
Federal and foreign income taxes paid (recovered)                                 28,206       (370,410)     (296,845)
----------------------------------------------------------------------------------------------------------------------

  NET CASH (USED IN) PROVIDED FROM OPERATIONS                                   (975,598)      (103,569)      225,864
----------------------------------------------------------------------------------------------------------------------
                              CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
  Bonds                                                                        4,992,080      5,421,569     4,332,397
  Stocks                                                                         545,819      1,385,481     1,731,884
  Other                                                                          392,513        130,972       222,781
----------------------------------------------------------------------------------------------------------------------
  TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID                     5,930,412      6,938,022     6,287,062
----------------------------------------------------------------------------------------------------------------------

Cost of investments acquired:
  Bonds                                                                        7,448,761      4,509,137     6,666,144
  Stocks                                                                           9,769        622,754       496,025
  Other                                                                          250,178        240,465       107,966
----------------------------------------------------------------------------------------------------------------------
  TOTAL COST OF INVESTMENT ACQUIRED                                            7,708,708      5,372,356     7,270,135
----------------------------------------------------------------------------------------------------------------------
  NET CASH (USED IN) PROVIDED FROM INVESTING  ACTIVITIES                      (1,778,296)     1,565,666      (983,073)
----------------------------------------------------------------------------------------------------------------------

                  CASH FROM FINANCING AND MISCELLANEOUS SOURCES
Capital contribution                                                           1,942,747              -        91,418
Return of capital                                                             (1,414,078)             -            -
Change in par value of common stock                                               (5,922)             -            -
Dividends to stockholder                                                        (110,000)      (301,343)           -
Intercompany receivable and payable, net                                        (116,100)       169,364       771,557
Net deposit on deposit-type contracts and other insurance                         (1,723)        13,312        74,417
Equities in underwriting pools and association                                   356,715          6,643       125,605
Collateral deposit liability                                                     (40,411)       (13,384)       31,448
Other                                                                            (31,713)      (103,508)      (26,266)
----------------------------------------------------------------------------------------------------------------------

  NET CASH PROVIDED FROM (USED IN) FINANCING AND MISCELLANEOUS ACTIVITIES        579,515       (228,916)    1,068,179
----------------------------------------------------------------------------------------------------------------------

  NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                               (2,174,379)     1,233,181       310,970
Cash and short-term investments:
  Beginning of year                                                            2,620,910      1,387,729     1,076,759
----------------------------------------------------------------------------------------------------------------------
  END OF YEAR                                                              $     446,531  $   2,620,910  $  1,387,729
======================================================================================================================


                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A.    ORGANIZATION

      American Home Assurance Company (the Company or American Home) is a direct wholly-owned subsidiary of Chartis U.S., Inc., a Delaware corporation, which is in turn owned by Chartis, Inc. (Chartis), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Note 5 for information about recent developments regarding AIG and Chartis, Inc.

     Chartis conducts the general insurance operations of AIG. Chartis presents its financial information in two operating segments -- commercial insurance and consumer insurance - with the supporting claims, actuarial, and underwriting disciplines integrated into these two major business segments.

     On January 17, 2012, Chartis announced that it had aligned its geographic structure to enhance execution of its commercial and consumer strategies and to add greater focus on its growth economies initiatives. Under this framework, Chartis is organized under three major geographic areas: the Americas, Asia and EMEA (Europe, Middle East and Africa). Previously, Chartis was organized in four geographic areas: the United States & Canada, Europe, the Far East, and Growth Economies (primarily consisting of Asia Pacific, the Middle East, and Latin America). This had no impact on the Company.

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk solution operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

     The Company remains diversified both in terms of classes of business and geographic locations. For calendar year 2011, 21.9 percent of its net premiums written represented workers' compensation business. Relative to geographic location, 86.4 percent of the Company's direct premiums written were foreign sourced, the majority of which was Japan based. U.S. resident business accounted for 13.6 percent of the Company's direct writings. No state accounted for more than 5.0 percent of such premiums.

     The Company is party to that certain Amended and Restated Inter-company Pooling Agreement, dated October 1, 2011 among the companies listed below (the Admitted Pooling Agreement), which nine companies are each a member of the Admitted Companies Pool (the Admitted Pool) governed by the Admitted Pooling Agreement. The changes to the Admitted Companies Pooling Agreement were not material and were intended to clarify certain provisions and to consolidate and modernize the 1978 agreement with 14 addenda into one document. The

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     member  companies,  their National  Association of Insurance  Commissioners
     (NAIC) company codes, inter-company pooling percentages and states of domicile are as follows:

                                                                                   POOL
                                                                       NAIC    PARTICIPATION    STATE OF
    COMPANY                                                           CO CODE    PERCENTAGE     DOMICILE
    --------                                                          -------  -------------  -------------
(1) National Union Fire Ins. Co. of Pittsburgh, Pa. (National Union)*  19445        38%       Pennsylvania
(2) American Home                                                      19380        36%         New York
(3) Commerce and Industry Insurance Company  (C&I)                     19410        11%         New York
(4) Chartis Property Casualty Company (Chartis PC)                     19402         5%       Pennsylvania
(5) New Hampshire Insurance Company (New Hampshire)                    23841         5%       Pennsylvania
(6) The Insurance Company of the State of Pennsylvania (ISOP)          19429         5%       Pennsylvania
(7) Chartis Casualty Company                                           40258         0%       Pennsylvania
(8) Granite State Insurance Company                                    23809         0%       Pennsylvania
(9) Illinois National Insurance Co.                                    23817         0%         Illinois
* Lead Company

      The accompanying financial statements include the Company's U.S. operation and the operation of its Japan branch and its participation in the Chartis Overseas Association (the Association).

      The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

      The Company has significant transactions with AIG and affiliates and participates in the Admitted Pool. Refer to Note 5 for additional information.

B.    SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

      PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

      The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (formerly the Insurance Department of the State of New York) (NY SAP).

      NY SAP recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The NAIC's Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of New York. The Superintendent of the New York State Department of Financial Services (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      NY SAP has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation known case loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; and (2) NY SAP Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance that are not permitted under NAIC SAP.

      A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

-------------------------------------------------------------------------------------------------
DECEMBER 31,                                                2011           2010         2009
-------------------------------------------------------------------------------------------------
Net income (loss) , NY SAP                              $    494,576  $   (776,516) $    249,792
State prescribed practices - addition (deduction):
  Non-tabular discounting                                     60,114       (27,631)      (89,222)
-------------------------------------------------------------------------------------------------
NET INCOME (LOSS), NAIC SAP                             $    554,690  $   (804,147) $    160,570
==================================================================================================
Statutory surplus, NY SAP                               $  5,667,303  $  6,673,099  $  5,872,354
State prescribed or permitted practices - (charge):
  Non-tabular discounting                                   (384,510)     (444,624)     (416,993)
  Credits for reinsurance                                    (94,824)     (172,413)     (190,105)
-------------------------------------------------------------------------------------------------
STATUTORY SURPLUS, NAIC SAP                             $  5,187,969  $  6,056,062  $  5,265,256
==================================================================================================

      With the concurrence of the New York State Department of Financial Services (NY DFS), the Company has discounted certain of its asbestos reserves, specifically, those for which future payments have been identified as fixed and determinable.

      The use of all the aforementioned prescribed practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2011, 2010 and 2009 reporting periods.

      STATUTORY   ACCOUNTING   PRACTICES  AND  GENERALLY   ACCEPTED   ACCOUNTING
      PRINCIPLES:

      NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      Under GAAP:

      a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

      b.    Statutory  basis  adjustments,   such  as  non-admitted  assets  and
            unauthorized reinsurance, are restored to surplus;

      c. The equity in earnings of affiliates with ownership between 20.0 percent and 50.0 percent is included in net income, and investments in subsidiaries with greater than 50.0 percent ownership are consolidated;

      d. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

      e. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading and fair value option securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

      f. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

      g. Insurance and reinsurance contracts recorded as retroactive require the deferral and amortization of accounting gains over the settlement period of the ceded claim recoveries. Losses are recognized in the Statements of Operations;

      h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the Statements of Operations;

      i. For structured settlements in which the reporting entity has not been legally released from its obligation with the claimant (i.e. remains as the primary obligor), GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity and to present an asset for the amounts to be recovered from such annuities;

      j. Entities termed variable interest entities (VIEs) in which equity investors do not have the characteristics of controlling interest, or do not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, are subject to consolidation by the entity that will absorb the majority of the VIE's expected losses or residual returns, if they occur;

      k. Investments in limited partnerships, hedge funds and private equity interests over which the Company has influence are accounted for using the equity method with changes in interest included in net realized

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


            investment gains. Interest over which the Company does not have influence are reported, net of tax, as a component of accumulated other comprehensive income in shareholder's equity; and

      l. The statement of cash flow defers in certain respects from the presentation required under NAIC, including the presentation of changes in cash and cash equivalents.

      Under NAIC SAP:

      a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

      b.    Statutory  basis  adjustments,   such  as  non-admitted  assets  and
            unauthorized reinsurance are charged directly to surplus;

      c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

      d. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

      e. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or fair value;

      f. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

      g. Insurance and reinsurance contracts recorded as retroactive receive special accounting treatment. Gains and losses are recognized in the Statements of Operations and surplus is segregated to the extent gains are recognized. Certain retroactive intercompany reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction;

      h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance;

      i. For structured settlement annuities where the claimant is the payee, statutory accounting treats these settlements as completed transactions and considers the earnings process complete (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity;

      j.    NAIC SAP does not require consolidation of VIEs;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      k. Investments in partnerships, hedge funds and private equity interests are carried at the underlying GAAP equity with results from operations reflected in unrealized gains and losses in the Statements of Changes in Capital and Surplus; and

      l. The statutory statement of cash flow defers in certain respects from the GAAP presentation, including the presentation of changes in cash and short term investments instead of cash equivalents and certain miscellaneous sources are excluded from operational cash flows.

      The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.


      SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

      A summary of the Company's significant statutory accounting practices are as follows:

      Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. NY SAP also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and LAE, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

      Invested Assets: The Company's invested assets are accounted for as follows:

      o Cash, Cash Equivalents and Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates fair value (as designated by the NAIC Capital Markets and Investment Analysis Office formerly known as NAIC Securities Valuation Office). Cash is in a negative position when outstanding checks exceed cash-on-hand in operating bank accounts. The Company maximizes its investment return by investing a significant amount of cash-on-hand in short term investments. Short term investments are recorded separately from cash in the accompanying financial statements. The Company funds cash accounts daily using funds from short term investments. As required by the NAIC SAP, the negative cash balance is presented as an asset. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both (a) readily convertible to known amounts of cash, and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates.

      o Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or fair value. Bonds that have not been filed with the NAIC Capital Markets and Investment Analysis Office within one year of purchase receive a "6*" rating and are carried at zero value, with a charge to unrealized investment loss.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


            Bonds filed with the NAIC Capital Markets and Investment Analysis Office which receive a "6*" can carry a value greater than zero. If a bond is determined to have an other-than-temporary impairment
            (OTTI) in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains (Losses) as a realized loss.

            In periods subsequent to the recognition of an OTTI loss for bonds, the Company generally accretes the difference between the new cost basis and the cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of future estimated cash flows.

            Loan-backed and structured securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2011 and 2010, the fair value of the Company's loan-backed and structured securities approximated $3,936,226 and $597,315, respectively. Loan-backed and structured securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions for loan-backed and structured securities were obtained from independent third party services or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

            As described in Note 2 - Accounting Changes, the Company adopted a change in its OTTI accounting principle pertaining to loan-backed and structured securities in the third quarter of 2009 when it adopted SSAP No. 43R (Revised), Loan-backed and Structured Securities (SSAP 43R). Under SSAP 43R, credit-related OTTI for loan-backed and structured securities is based on projected discounted cash flows, whereas, credit-related OTTI for loan-backed and structured securities was previously based on projected undiscounted cash flows under SSAP 43.

      o Common and Preferred Stocks: Unaffiliated common stocks are carried principally at fair value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100 percent mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or fair value.

            Investments in non-publicly traded affiliates are recorded based on the underlying audited equity of the respective entity's financial statements. The Company's share of undistributed earnings and losses of the affiliates are reported in the Unassigned Surplus as unrealized gains and losses.

      o Other Invested Assets: Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Losses) as a realized loss. Investments in collateral loans are carried at their outstanding principal balance plus related accrued interest, less impairments, if any, and are admitted assets to the extent the fair value of the underlying collateral value equals or exceeds 100 percent of the recorded loan balance.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      o Derivatives: The fair values of derivatives are determined using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. The Company's cross-currency swaps are accounted for under SSAP No. 86, entitled "Accounting for Derivative Instruments and Hedging Transactions" (SSAP 86). None of the cross-currency swaps meet the hedging requirements under SSAP 86, and therefore the change in fair value of such derivatives are recorded as unrealized gains or losses in Unassigned Surplus in the Statements of Operations and Changes in Capital and Surplus. When the contract expires, realized gains and losses are recorded in investment income.

      o Net Investment Gains: Net investment gains consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

            Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2011 and 2010, no material amount of investment income due and accrued was determined to be uncollectible or non-admitted.

      o Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at fair value, joint ventures, partnerships, derivatives and foreign currency translation are credited or charged to Unassigned Surplus.

     Other Than Temporary Impairment:

     The Company regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of their investment portfolio.

     The Company's policy for determining OTTI has been established in accordance with the prescribed NAIC SAP guidance, including SSAP 43R, SSAP No. 26 - Bonds, Excluding Loan Backed and Structured Securities, SSAP No 30 - Investments in Common Stock (excluding investments in common stock of subsidiary, controlled, or affiliated entities), SSAP No 48 -- Joint Ventures, Partnerships and Limited Liability Companies, and INT 06-07 Definition of Phrase "Other Than Temporary".

     For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. If a bond is determined to have OTTI in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Losses. In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


            - Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or

            - The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

            -     The  Company  may  not  realize  a  full   recovery  on  their
                  investment, irrespective of the occurrence of one of the foregoing events.

      Common and preferred stock investments whose fair value is less than their book value for a period greater than twelve months are considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

            -     The  Company  may  not  realize  a  full   recovery  on  their
                  investment;

            -     Fundamental credit issues of the issuer;

            - An intent to sell the investment prior to the recovery of cost of the investment; or

            - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     Limited partnership investments whose fair value is less than its book value for a period greater than twelve months with a significant unrealized loss are considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors to consider include:

            - An order of liquidation or other fundamental credit issues with the partnership;

            - Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

            - Evaluation of the current stage of the life cycle of the investment;

            - An intent to sell the investment prior to the recovery of cost of the investment; or

            - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

      Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospectively rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to written and earned premiums. The Company establishes non-admitted assets for 100 percent of amounts recoverable where any agent's balance or uncollected premium has been classified as non-admitted and thereafter for 10 percent of any amounts recoverable not offset by retrospectively return premiums or collateral. At December 31, 2011 and 2010, accrued premiums related to the Company's retrospectively rated return contracts amounted to $1,377,347 and $1,447,644, respectively, net of non-admitted premium balances of $58,213 and $55,910, respectively.

      Net written premiums that were subject to retrospective rating features were as follows:

      --------------------------------------------------------------------------
      For the years ended December 31,           2011         2010        2009
      --------------------------------------------------------------------------
      Net written premiums subject to
        retrospectively rated premiums        $  350,717   $  522,917  $ 526,445
      Percentage of total net written
        premiums                                     6.6%        10.1%       8.7%
      --------------------------------------------------------------------------

      Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts -- Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0 percent of this excess amount) is recorded.

      In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its unearned premium reserves. A premium deficiency liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

      For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

      For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original warranty provided by the equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

      Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

      Retroactive Reinsurance: Retroactive reinsurance reserves are reported separately in the balance sheet. Gains or losses are recognized in the
      Statements of Operations and Changes in Capital and Surplus as part of Other Income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

      Deposit Accounting: Assumed and ceded reinsurance contracts which based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62R, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, accredited or qualified by NY DFS; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts provided by the reinsurer) meets all the requirements of NY SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to other gain in the Statements of Operations and Changes in Capital and Surplus.

      High Deductible Policies: In accordance with SSAP 65, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2011 and 2010, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,698,960 and $3,637,096, respectively.

      The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100 percent of paid loss recoverables where no collateral is held. As of December 31, 2011 and 2010, the net amount billed and recoverable on paid claims was $63,117 and $66,818, respectively, of which $25,005 and $33,870, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

      Foreign Property Casualty Business: As agreed with the NY DFS, the Company accounts for its participation in the business of the Association by (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the
      Statements of Operations and Changes in Capital and Surplus its participation in the results of underwriting and investment income; and,
      (c) recording in the statements of admitted assets and liabilities, capital and surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as the invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62R, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

      Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

      The Company discounts its loss reserves on workers' compensation claims as follows:

      The calculation of the Company's workers' compensation tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5 percent interest rate. As of December 31, 2011 and 2010, the Company's tabular discount amounted to $202,786 and $284,288, respectively, all of which were applied against the Company's case reserves.

      The calculation of the Company's workers' compensation non-tabular discount is based upon the Company's own payout pattern and a 5.0 percent interest rate as prescribed by NY SAP. As of December 31, 2011 and 2010, the Company's non-tabular discount amounted to $384,510 and $444,624, respectively, all of which were applied against the Company's case reserves. As of December 31, 2011 and 2010, the discounted reserves for losses (net of reinsurance) were $1,704,799 and $1,770,687, respectively.

      Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in Other Income in the Statements of Operations and Changes in Capital and Surplus.

      Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

      Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

      Capital and Surplus: Common capital stock and capital in excess of par value represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share and subsequent capital contributions in cash or in kind from its shareholder.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      Non-Admitted Assets: Certain assets, principally electronic data processing (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all of the NY DFS requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. For the years ended December 31, 2011 and 2010, depreciation and amortization expense amounted to $14,394 and $18,468, and accumulated depreciation as of
      December   31,  2011  and  2010   amounted  to  $153,908   and   $139,515,
      respectively.

      Reclassifications: Certain balances contained in the 2010 and 2009 financial statements have been reclassified to conform to the current year's presentation.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A.   CHANGE IN ACCOUNTING PRINCIPLES:

In 2011, the Company adopted the following change in accounting principles:

SSAP 35R

The Company adopted SSAP 35 -- Revised - Guaranty Fund and Other Assessments (SSAP 35R) effective for the reporting period beginning January 1, 2011. Under the new guidance, entities subject to assessments would recognize liabilities only when all of the following conditions would be met:

      1. An assessment has been imposed or information available prior to the issuance of the statutory financial statements indicates that it is probable that an assessment will be imposed;

      2. The event obligating an entity to pay an imposed or probable assessment has occurred on or before the date of the statutory financial statements; and

      3.    The amount of the assessment can be reasonably estimated.

For premium based assessments, the amount to be accrued would be based only on current year premiums written and not estimated future premiums written.

Under SSAP 35R, accounting for guaranty fund assessments would be determined in accordance with the type of guaranty fund assessment imposed. Additionally, SSAP 35R allows the anticipated recoverables from policy surcharges and premium tax offsets from accrued liability assessments to be an admitted asset.

The adoption of SSAP 35R did not impact the Company's surplus as the accrual was consistent with the new guidelines.

In 2010, the Company adopted the following change in accounting principles:

SSAP 100

The Company adopted SSAP No. 100, Fair Value Measurements (SSAP 100), effective for reporting periods ending December 31, 2010 and thereafter. SSAP 100 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. There were no changes in surplus as a result of this adoption.

In 2009, the Company adopted the following changes in accounting principles:

SSAP 43R

In the third quarter of 2009, the Company adopted SSAP 43R. Pursuant to SSAP 43R, if the fair value of a loan-backed or structured security is less than its amortized cost basis at the balance sheet date, an entity shall assess whether the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


impairment is other-than temporary. When an impairment is present, SSAP 43R requires the recognition of credit-related OTTI for loan-backed and structured securities when the projected discounted cash flows for a particular security are less than the security's amortized cost. When a credit-related OTTI is present, the amount of OTTI recognized as a realized loss shall be equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. Under the prescribed OTTI guidance for loan-backed and structured securities in the SSAP 43 that was in effect prior to the third quarter of 2009, OTTI was recognized when the amortized cost basis of a security exceeded undiscounted cash flows and such securities were written down to the amount of the undiscounted cash flows.

SSAP 43R required application to existing and new investments held by a reporting entity on or after September 30, 2009. The guidance in SSAP 43R that was effective in the third quarter of 2009 required the identification of all the loan-backed and structured securities for which an OTTI had been previously recognized and may result in OTTI being recognized on certain securities that previously were not considered impaired under SSAP 43. For this population of securities, if a reporting entity did not intend to sell the security, and had the intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis, the reporting entity should have recognized the cumulative effect of initially applying SSAP 43R as an adjustment to the opening balance of unassigned funds with a corresponding adjustment to applicable financial statement elements.

As a result of the adoption of SSAP 43R, the Company recognized the following cumulative effect adjustment (CEA) in its 2009 statutory-basis financial statements, net of the related tax effect:

                                                        Direct (Charge) or
                                                             Credit to
                                                        Unassigned Surplus
                                                       -------------------

Gross cumulative effect adjustment (CEA)
- Net increase in the amortized cost of
loan-backed and structured
securities at adoption                                 $          (19,122)

Deferred tax on gross CEA                                           6,693
                                                       -------------------

Net cumulative effect of Change in Accounting
Principle included in the Statement of Capital
and Surplus                                            $          (12,429)
                                                       ===================

SSAP 10R

On December 7, 2009, the NAIC voted to approve SSAP No. 10R, Income Taxes -- Revised, A Temporary Replacement of SSAP No. 10 (SSAP 10R). The new standard is effective December 31, 2009 for 2009 and 2010 interim and annual periods. The Company adopted SSAP 10R to account for its income taxes in its 2009 annual filing. Income tax expense and deferred tax are recorded, and deferred tax assets are admitted in accordance with SSAP 10R. In addition to the admissibility test on deferred tax assets, SSAP 10R requires assessing the need for a valuation allowance on deferred tax assets. In accordance with the additional requirements, the Company assesses its ability to realize deferred tax assets primarily based on the earnings history, the future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the Company when recognizing deferred tax assets.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


In its 2009 annual filing, the Company admitted additional deferred tax assets of $272,916 as a result of the adoption of SSAP 10R.

B.    OTHER ADJUSTMENTS TO SURPLUS:

The Company has dedicated significant effort to the resolution of ongoing weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the Assets, Liabilities, and Capital and Surplus as reported in the Company's 2010, 2009 and 2008 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in after tax statutory (charges) credits that in accordance with SSAP No. 3 Accounting Changes and Correction of Errors, have been reported as an adjustment to Unassigned Surplus as of January 1, 2011, 2010 and 2009. The impact of these adjustments on policyholder surplus as of January 1, 2011, 2010 and 2009 is as follows:

----------------------------------------------------------------------------------------------------------------
                                                               POLICYHOLDERS  TOTAL ADMITTED
                                                                  SURPLUS        ASSETS        TOTAL LIABILITIES
----------------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2010                                   $   6,673,099  $  26,416,595    $    19,743,496
Adjustments to beginning Capital and Surplus:
   Asset realization (includes $897 of deemed capital
    contribution)                                                     47,679         47,679                -
   Liability correction                                              (23,911)           -               23,911
   Income taxes                                                        2,280          2,280                -
----------------------------------------------------------------------------------------------------------------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS             26,048         49,959             23,911
----------------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1, 2011, AS ADJUSTED                        $   6,699,147  $  26,466,554    $    19,767,407
================================================================================================================

An explanation for each of the adjustments for prior period's corrections is described below:

Asset realization - The increase in net admitted assets is primarily the result of: (a) a pooling correction in equities and deposits in pools and associations;
(b) an adjustment of an intangible asset; and (c) miscellaneous reserve adjustments; partially offset by (d) a miscellaneous non-admitted asset adjustment; (e) a correction of non-admitted assets related to retro premium and high deductible recoverable; and (f) other small miscellaneous adjustments.

Liability correction - The increase in total liabilities is primarily the result of: (a) an increase in IBNR as a result of the reversal of asbestos reserves related to coverage in place agreements; and (b) adjustment of paid losses and loss reserves; partially offset by (c) miscellaneous reserve adjustments; and
(d) other small miscellaneous adjustments.

Income taxes - The increase in taxes is primarily the result of: (a) adjustments to the current tax assets and tax liabilities, and (b) the tax effect of the corresponding change in asset realization and liability corrections.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                               POLICYHOLDERS  TOTAL ADMITTED
                                                                  SURPLUS         ASSETS      TOTAL LIABILITIES
----------------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2009                                   $   5,872,354  $   25,002,928  $      19,130,574
Adjustments to beginning Capital and Surplus:
    Asset realization                                                  2,147           2,147               -
    Liability correction                                             (23,800)            -               23,800
    Income taxes                                                      (6,702)         (6,702)              -
----------------------------------------------------------------------------------------------------------------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS            (28,355)         (4,555)            23,800
----------------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1, 2010, AS ADJUSTED                        $   5,843,999  $   24,998,373  $      19,154,374
================================================================================================================

An explanation for each of the adjustments for prior period's corrections is described below:

Asset realization - The increase in net admitted assets is primarily the result of (a) an increase in equities and deposits in pools and associations resulting from miscellaneous 2009 audit adjustments identified at the Association after the filing of the Company's 2009 financial statements; partially offset by (b) a decrease in miscellaneous accounts receivable that should have been recorded in prior periods; and (c) other small miscellaneous adjustments.

Liability correction - The increase in total liabilities is primarily the result of (a) an increase in loss reserves to correct prior year calculations related to insolvent reinsurers and commuted reinsurance agreements; (b) an increase in IBNR; (c) a correction of deposit liability balances; and (d) other small miscellaneous adjustments.

Income taxes - The (increase)/decrease in taxes is primarily the result of (a) adjustments to the deferred tax inventory, and (b) the tax effect of the corresponding change in asset realization and liability corrections.

----------------------------------------------------------------------------------------------------------------
                                                               POLICYHOLDERS  TOTAL ADMITTED
                                                                  SURPLUS         ASSETS      TOTAL LIABILITIES
----------------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2008                                   $   5,413,173  $   25,417,968  $      20,004,795
Adjustments to beginning Capital and Surplus:
    Asset realization                                                 30,679          30,679                -
    Liability correction                                             (97,307)            -               97,307

    Federal income taxes (includes $5,044 of deemed capital
       contribution)                                                  34,026          34,026                -
----------------------------------------------------------------------------------------------------------------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS            (32,602)         64,705             97,307
----------------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1, 2009, AS ADJUSTED                        $   5,380,571  $   25,482,673  $      20,102,102
================================================================================================================

An explanation for each of the adjustments for prior period's corrections is described below:

Asset  realization - The increase in admitted assets is primarily the result of:
(a) adjustments reported by the Association as of December 31, 2009 (carrying value of affiliates, foreign exchange, and reinsurance balances); (b) the reversal of a duplicate reinsurance payable balance (which had been netted against reinsurance recoverables); and (c) increases to the carrying values of certain affiliates.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


Liability  correction - The increase in  liabilities is primarily the result of:
(a) adjustments to historical carried case and unearned premium reserves; (b) an adjustment to the revenue recognition policy for a specific insurance contract, resulting in the re-establishment of unearned premium reserves; (c) the accrual of an unrecorded liability for claim handling expenses; and (d) several remediation-related reinsurance accounting adjustments (including reconciliation adjustments and insolvency/commutation write-offs).

Income taxes - The decrease in federal  income taxes is primarily the result of:
(a) non-admitted prior year income tax receivables that were not settled at year end; (b) adjustment to tax discounting on loss reserves for workers' compensation; (c) deferred tax asset reconciliation to book unrealized gains and unrealized foreign exchange gains, offset by corresponding changes in non-admitted tax assets; (d) removal of duplicated tax deduction for affiliate dividends; and (e) tax deduction for nontaxable book gain.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 3 - INVESTMENTS

STATUTORY FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying values and statutory fair values of the Company's financial instruments as of December 31, 2011 and 2010.

                                                     2011                         2010
----------------------------------------------------------------------------------------------------
                                           CARRYING       STATUTORY      CARRYING       STATUTORY
                                             VALUE        FAIR VALUE       VALUE        FAIR VALUE
---------------------------------------  -----------------------------------------------------------
Assets:
  Bonds                                  $  17,761,724  $  18,504,022  $  15,148,888  $  15,493,142
  Common stocks                                 84,263         84,263        397,460        397,460
  Preferred stocks                                   -              -         90,886         90,886
  Other invested assets                      1,440,576      1,440,576      1,574,423      1,574,423
  Derivative asset                               1,690          1,690              -              -
  Cash, cash equivalents and short-term
   investments                                 446,531        446,531      2,620,910      2,620,910
  Receivable for securities and other              491            491          1,146          1,146
  Equities in underwriting pools and
  associations                                 266,934        266,934        544,719        544,719
Liabilities:
  Derivative liability                   $           -  $           -  $       4,250  $       4,250
  Collateral deposit liability                 364,039        364,039        404,450        404,450
----------------------------------------------------------------------------------------------------

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

      o The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or the NAIC Capital Markets and Investment Analysis Office, formerly known as NAIC Securities Valuation Office.

      o     The statutory  fair values of affiliated  common stocks are based on
            the  underlying   equity  of  the  respective   entity's   financial
            statements.

      o Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

      o The fair values of derivatives are valued using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

      o The carrying value of all other financial instruments approximates fair value.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------

The carrying values and fair values of the Company's bond investments as of December 31, 2011 and 2010 are outlined in the table below:

---------------------------------------------------------------------------------------------------------------------------
                                                                                    GROSS          GROSS
                                                                    CARRYING      UNREALIZED     UNREALIZED      FAIR
                                                                     VALUE *        GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2011
  U.S. governments                                                $  1,202,854   $     51,880   $        30   $  1,254,704
  All other governments                                                866,122         34,145         3,898        896,369
  States, territories and possessions                                1,773,975        155,847           -        1,929,822
  Political subdivisions of states, territories and possessions      2,172,432        156,627           352      2,328,707

  Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and
  their political subdivisions                                       5,430,054        343,906        10,153      5,763,807
  Industrial and miscellaneous                                       6,316,287        169,838       155,512      6,330,613
---------------------------------------------------------------------------------------------------------------------------
     TOTAL BONDS, AS OF DECEMBER 31, 2011                         $ 17,761,724   $    912,243   $   169,945   $ 18,504,022
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                    GROSS         GROSS
                                                                   CARRYING      UNREALIZED     UNREALIZED       FAIR
                                                                    VALUE *         GAINS         LOSSES         VALUE
---------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2010
  U.S. governments                                                $  1,305,760   $    15,665    $    8,631   $  1,312,794
  All other governments                                                567,033        17,293         1,187        583,139
  States, territories and possessions                                2,097,245       106,740         4,276      2,199,709
  Political subdivisions of states, territories and   possessions    2,808,873        95,840        13,723      2,890,990

  Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and
  their political subdivisions                                       6,238,798       198,038        59,040      6,377,796
  Industrial and miscellaneous                                       2,131,179        58,156        60,621      2,128,714
---------------------------------------------------------------------------------------------------------------------------
     TOTAL BONDS, AS OF DECEMBER 31, 2010                         $ 15,148,888   $   491,732    $  147,478   $ 15,493,142
===========================================================================================================================

At December 31, 2011 the Company held hybrid securities with a fair value of $53,235 and carrying value of $52,281. At December 31, 2010 the fair value was $74,956 and the carrying value was $66,182. These securities are included in Industrial and miscellaneous.



--------------------
* Includes bonds with NAIC designation of 3 to 6 that are reported at the lower of amortized cost or fair value. As of December 31, 2011 and 2010, the carrying value of those bonds amounted to $318,273 and $136,966, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The carrying values and fair values of bonds at December 31, 2011, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.


-----------------------------------------------------------------------
                                             CARRYING
                                              VALUE*       FAIR VALUE
-----------------------------------------------------------------------
Due in one year or less                   $     470,555  $     472,304
Due after one year through five years         8,273,233      8,731,654
Due after five years through ten years        3,340,837      3,562,914
Due after ten years                           1,691,587      1,800,924
Structured securities                         3,985,512      3,936,226
-----------------------------------------------------------------------
 TOTAL BONDS                              $  17,761,724  $  18,504,022
=======================================================================


Proceeds from sales and gross realized gains and gross realized losses were as follows:


FOR THE YEARS ENDED DECEMBER 31,             2011                         2010                        2009
----------------------------------------------------------------------------------------------------------------------
                                                    EQUITY                     EQUITY                      EQUITY
                                      BONDS       SECURITIES       BONDS      SECURITIES      BONDS      SECURITIES
-------------------------------------------------------------  --------------------------- ---------------------------
Proceeds from sales               $   3,979,210  $   104,040   $  4,652,824  $  1,078,800  $  3,921,920  $  1,636,318
Gross realized gains                    168,725       14,425         99,350       536,459        36,760       628,427
Gross realized losses                    (9,904)        (363)       (28,656)      (15,017)      (46,196)     (225,886)
----------------------------------------------------------------------------------------------------------------------

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The cost, fair value and carrying value of the Company's common and preferred stocks as of December 31, 2011 and 2010 are set forth in the table below:

                                       DECEMBER 31, 2011
----------------------------------------------------------------------------------
                        COST OR     GROSS       GROSS
                      AMORTIZED   UNREALIZED  UNREALIZED     FAIR      CARRYING
                         COST       GAINS       LOSSES       VALUE       VALUE
----------------------------------------------------------------------------------
Common stocks:
 Affiliated           $   40,792  $   21,832  $    5,602  $   57,022  $   57,022
 Non-affiliated           22,561       6,312       1,632      27,241      27,241
----------------------------------------------------------------------------------
  TOTAL               $   63,353  $   28,144  $    7,234  $   84,263  $   84,263
==================================================================================

Preferred stocks:
 Non-affiliated       $        -  $        -  $        -  $        -  $        -
----------------------------------------------------------------------------------
  TOTAL               $     -     $     -     $     -     $    -      $     -
==================================================================================


                                      DECEMBER 31, 2010
----------------------------------------------------------------------------------
                        COST OR      GROSS      GROSS
                       AMORTIZED  UNREALIZED  UNREALIZED    FAIR       CARRYING
                         COST        GAINS      LOSSES      VALUE       VALUE
----------------------------------------------------------------------------------
Common stocks:
 Affiliated           $  339,955  $   33,987  $   16,219  $  357,723   $ 357,723
 Non-affiliated           31,198       8,867         328      39,737      39,737
----------------------------------------------------------------------------------
  TOTAL               $  371,153  $   42,854  $   16,547  $  397,460   $ 397,460
==================================================================================

Preferred stocks:
 Non-affiliated       $   79,211  $   11,675  $        -  $   90,886   $  90,886
----------------------------------------------------------------------------------
  TOTAL               $   79,211  $   11,675  $    -      $   90,886   $  90,886
==================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The fair value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2011 and 2010 is set forth in the table below:

                                   LESS THAN 12 MONTHS         12 MONTHS OR LONGER            TOTAL
----------------------------------------------------------------------------------------------------------------
                                   FAIR      UNREALIZED        FAIR     UNREALIZED       FAIR        UNREALIZED
   DESCRIPTION OF SECURITIES       VALUE       LOSSES          VALUE      LOSSES         VALUE         LOSSES
---------------------------------------------------------   -----------------------   --------------------------
As of December 31, 2011:
  U. S. governments             $   101,528  $       30     $        -  $       -     $    101,528  $       30
  All other governments             125,873       2,625         16,280      1,273          142,153       3,898
  Political subdivisions of
  states, territories and
  possessions                        25,592         352              -          -           25,592         352
  Special revenue                   295,154         427         53,323      9,726          348,477      10,153
  Industrial and miscellaneous    2,107,765     120,975        274,131     34,537        2,381,896     155,512
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL BONDS                     2,655,912     124,409        343,734     45,536        2,999,646     169,945
  -------------------------------------------------------   -----------------------   --------------------------
  Affiliated                              -           -         20,584      5,602           20,584       5,602
  Non-affiliated                      4,075       1,328              -        304            4,075       1,632
  -------------------------------------------------------   -----------------------   --------------------------
  Common stock                        4,075       1,328         20,584      5,906           24,659       7,234
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL STOCKS                        4,075       1,328         20,584      5,906           24,659       7,234
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL BONDS AND STOCKS        $ 2,659,987  $  125,737     $  364,318  $  51,442     $  3,024,305  $  177,179
  =======================================================   =======================   ==========================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


                                  LESS THAN 12 MONTHS         12 MONTHS OR LONGER             TOTAL
----------------------------------------------------------------------------------------------------------------
                                   FAIR      UNREALIZED        FAIR     UNREALIZED       FAIR      UNREALIZED
   DESCRIPTION OF SECURITIES       VALUE       LOSSES          VALUE      LOSSES         VALUE       LOSSES
---------------------------------------------------------   -----------------------   --------------------------
As of December 31, 2010:
  U. S. governments             $   349,766  $    8,631     $      -    $     -       $    349,766  $     8,631
  All other governments             117,994       1,187            -          -            117,994        1,187
  States, territories and
  possessions                       255,356       4,276            -          -            255,356        4,276
  Political subdivisions of
  states, territories and
  possessions                       661,980      13,723            -          -            661,980       13,723
  Special revenue                 1,542,522      44,779         80,600     14,261        1,623,122       59,040
  Industrial and miscellaneous      672,482      59,489          6,933      1,132          679,415       60,621
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL BONDS                     3,600,100     132,085         87,533     15,393        3,687,633      147,478
  -------------------------------------------------------   -----------------------   --------------------------
  Affiliated                        289,975      10,694         12,200      5,525          302,175       16,219
  Non-affiliated                        338          39            -          289              338          328
  -------------------------------------------------------   -----------------------   --------------------------
  Common stock                      290,313      10,733         12,200      5,814          302,513       16,547
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL STOCKS                      290,313      10,733         12,200      5,814          302,513       16,547
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL BONDS AND STOCKS        $ 3,890,413  $  142,818     $   99,733  $  21,207     $  3,990,146  $   164,025
  =======================================================   =======================   ==========================

The Company reported write-downs on its bond investments due to OTTI in fair value of $61,446, $49,894 and $38,733 in 2011, 2010 and 2009, respectively and reported write-downs on its common and preferred stock investments due to OTTI in fair value of $0, $33,261 and $38,827 during 2011, 2010 and 2009, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


During 2011, 2010 and 2009, the Company reported the following write-downs on its joint venture and partnership investments due to an OTTI in fair value:

--------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                   2011       2010       2009
--------------------------------------------------------------------------------
General Atlantic Partners 82, L.P.               $  4,427   $      -   $       -
General Atlantic Partners 80, L.P.                  4,306          -           -
TH Lee Putnam Ventures, L.P.                        4,079          -           -
Sprout IX LP                                        1,988          -           -
Advanced Technology Ventures VI, L.P.               1,894          -           -
General Atlantic Partners 74, L.P.                      -     14,793           -
NEF Kamchia Co-Investment Fund, L.P.                    -     12,803           -
General Atlantic Partners 70, L.P.                      -     11,535           -
Prides Capital Fund I LP                                -     10,778           -
RH Fund 1, L.P.                                         -      6,940           -
General Atlantic Partners 77, L.P.                      -      6,326           -
AIG Black Sea Holding, L.P. (BTC Investment)            -          -      57,728
J.C. Flowers Fund II, L.P.                              -          -      20,286
Electra European Fund II                                -          -      17,266
Capvest Equity Partners, L.P.                           -          -      13,372
Valueact Capital Partners III                           -          -       8,811
Arrowpath Fund II, L.P.                                 -          -       4,973
AZ Auto Hldgs LLC                                       -          -       4,102
Brencourt Multi-Strategy, L.P.                          -          -       3,899
AIG Private Equity Portfolio, L.P.                      -          -       3,542
Blackstone Kalix Fund L.P.                              -          -       3,179
Meritage Private Equity Fund, L.P.                      -          -       1,239
Items less than $1.0 million                          750          -       2,255
--------------------------------------------------------------------------------
 TOTAL                                           $ 17,444   $ 63,175   $ 140,652
================================================================================

Securities carried at book adjusted carrying value of $1,316,565 and $1,363,230 were deposited with regulatory authorities as required by law as of December 31, 2011 and 2010, respectively.

During 2011, 2010 and 2009, included in Net Investment Income Earned were investment expenses of $27,606, $17,034 and $11,116, respectively and interest expense of $4, $348 and $9,737, respectively.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure fair value. Such levels are:

      - Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

      - Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

      - Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks and Derivatives:

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses fair values for bonds, common stocks, preferred stocks and derivatives with NAIC ratings of 3 or below where fair value is less than amortized cost. When fair values are not available, fair values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement per SSAP 100 as of December 31, 2011 and 2010:

--------------------------------------------------------------------------
                                 DECEMBER 31, 2011
--------------------------------------------------------------------------
                       Level 1       Level 2       Level 3        Total
--------------------------------------------------------------------------
Bonds                 $       -     $  80,765     $  81,990     $  162,755
Common stocks            27,241             -             -         27,241
Preferred stocks              -             -             -              -
Derivative asset              -         1,690             -          1,690
--------------------------------------------------------------------------
Total                 $  27,241     $  82,455     $  81,990     $  191,686
==========================================================================

--------------------------------------------------------------------------
                                    DECEMBER 31, 2010
--------------------------------------------------------------------------
                       Level 1       Level 2       Level 3        Total
--------------------------------------------------------------------------
Bonds                 $      -      $   3,612     $   2,904     $    6,516
Common stocks            36,311         3,426            -          39,737
Preferred stocks             -         90,886            -          90,886
Derivative liability         -         (4,250)           -          (4,250)
--------------------------------------------------------------------------
Total                 $  36,311     $  93,674     $   2,904     $  132,889
==========================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------



The following table presents changes during 2011 and 2010 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2011 and 2010 related to the Level 3 financial instruments that remained in the balance sheet at December 31, 2011 and 2010.

------------------------------------------------------------------------------------------------------------------------------
                                                           Net Realized and Unrealized    Unrealized  Purchases,
                                                          Gains (Losses) Included in Net   Gains        Sales,
                   Balance                                    Investment Income and       (Losses)    Issuances,   Balance at
                 Beginning of                                Realized Capital Gains      Included in Settlements, December 31,
                     Year     Transfers In Transfers Out           (Losses)                Surplus       Net         2011
------------------------------------------------------------------------------------------------------------------------------
Bonds            $      2,904 $     72,866 $      (3,014) $                        3,686 $    (5,172) $   10,720 $      81,990
Common stocks               -            -             -                               -           -           -             -
Preferred stocks            -            -             -                               -           -           -             -
------------------------------------------------------------------------------------------------------------------------------
Total            $      2,904 $     72,866 $      (3,014) $                        3,686 $    (5,172) $   10,720 $      81,990
==============================================================================================================================


------------------------------------------------------------------------------------------------------------------------------
                                                           Net Realized and Unrealized    Unrealized  Purchases,
                                                          Gains (Losses) Included in Net   Gains        Sales,
                   Balance                                    Investment Income and       (Losses)    Issuances,   Balance at
                 Beginning of                                Realized Capital Gains      Included in Settlements, December 31,
                     Year     Transfers In Transfers Out           (Losses)                Surplus       Net         2010
------------------------------------------------------------------------------------------------------------------------------
Bonds            $     37,738 $      2,904 $     (32,212) $                       (8,652) $    10,049 $   (6,923) $      2,904
Common stocks              -            -             -                               -            -          -             -
Preferred stocks        2,905           -          (520)                              -           438     (2,823)           -
------------------------------------------------------------------------------------------------------------------------------
Total            $     40,643 $      2,904 $     (32,732) $                       (8,652) $    10,487 $   (9,746) $      2,904
==============================================================================================================================


Other Invested Assets:

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs due diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying value of the asset may not be recoverable. The Company did not have other invested assets measured at fair value on a non-recurring basis as of December 31, 2011 and 2010.

Loan-Backed and Structured Securities:

There was no OTTI recorded during the year for loan-backed and structured securities due to the Company's intent to sell or its inability or lack of intent to retain such securities.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


At December 31, 2011, the Company held loan-backed and structured securities for which it had recognized credit-related OTTI based on the fact that the present value of projected cash flows expected to be collected was less than the amortized cost of the securities.

---------------------------------------------------------------------------------
         BOOK/ADJUSTED
        CARRYING VALUE
        AMORTIZED COST  PRESENT VALUE OF
        BEFORE CURRENT   PROJECTED CASH   RECOGNIZED  AMORTIZED COST
          PERIOD OTTI        FLOWS           OTTI       AFTER OTTI     FAIR VALUE
---------------------------------------------------------------------------------
        $    1,564,984  $      1,516,679  $   48,305      $ 1,516,679 $ 1,440,301
=================================================================================


At December 31, 2011 and 2010, the Company held securities with unrealized losses (fair value is less than carrying value) for which OTTI had not been recognized in earnings as a realized loss. Such unrealized losses include securities with a recognized OTTI for non interest (i.e. credit) related declines that were recognized in earnings, but for which an associated interest related decline has not been recognized in earnings as a realized loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, were as follows:

---------------------------------------------------------------------------------------------------------------
                                           DECEMBER 31, 2011
---------------------------------------------------------------------------------------------------------------
                                             Less than 12           12 Months or
                                                Months                 Longer                    Total
---------------------------------------------------------------------------------------------------------------
                                                    Unrealized              Unrealized               Unrealized
Description of Securities              Fair Value     Losses    Fair Value     Losses   Fair Value     Losses
---------------------------------------------------------------------------------------------------------------
Loan-backed and structured securities  $ 1,805,059  $  100,010  $  270,280  $   33,244  $ 2,075,339   $ 133,254
---------------------------------------------------------------------------------------------------------------
Total temporarily impaired securities  $ 1,805,059  $  100,010  $  270,280  $   33,244  $ 2,075,339   $ 133,254
===============================================================================================================


---------------------------------------------------------------------------------------------------------------
                                           DECEMBER 31, 2010
---------------------------------------------------------------------------------------------------------------
                                             Less than 12           12 Months or
                                                Months                 Longer                    Total
---------------------------------------------------------------------------------------------------------------
                                                    Unrealized              Unrealized               Unrealized
Description of Securities              Fair Value     Losses    Fair Value     Losses   Fair Value     Losses
---------------------------------------------------------------------------------------------------------------
Loan-backed and structured securities  $   572,376  $   58,253  $    6,298  $    1,130  $   578,674   $  59,383
---------------------------------------------------------------------------------------------------------------
Total temporarily impaired securities  $   572,376  $   58,253  $    6,298  $    1,130  $   578,674   $  59,383
===============================================================================================================


In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


During 2010, the Company and certain of its affiliated insurance companies purchased various series of Class A Notes from Metropolis II, LLC (Metropolis). Each series of notes issued by Metropolis are collateralized by a single asset backed security (or in one series, four asset backed securities), primarily, collateralized loan obligations.

The Class A Notes were created as part of securitization transactions during 2010, in which the collateral was transferred to Metropolis by AIG Financial Products Corp. (AIG-FP), an affiliate of the Company, through one of AIG-FP's wholly-owned subsidiaries. In exchange for the underlying collateral, AIG-FP and its wholly-owned subsidiary received cash equal in amount to the purchase price of the Class A Notes, and Class B Notes issued by Metropolis as part of the series.

The Company's and its affiliated insurance companies' participation in the purchase of Class A Notes during 2010 is as follows (par and purchase price each converted to US dollars as of the acquisition date):

COMPANY                             PAR PURCHASED    PURCHASE PRICE
National Union                     $       852,455   $        808,335
American Home                              423,421            402,213
C&I                                        275,223            261,438
Lexington Insurance Company                423,421            402,213
Chartis Select Insurance Company           275,223            261,438
                                  ------------------------------------
        Total                      $     2,249,743   $      2,135,637
                                  ====================================

Of the thirteen Class A Notes issued by Metropolis and purchased by the Company and its affiliates, eight series are denominated in euros, the same currency as the collateral underlying that series. The Company and each of the affiliated insurance companies participating in the transactions entered into cross-currency swaps with AIG Markets, Inc. to hedge the foreign currency risk associated with the euro-denominated Class A Notes.

Pursuant to the Company's cross-currency swaps, the Company will periodically make payments in euros in exchange for a receipt of a payment in US dollars on fixed dates and fixed exchange rates. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps due to changes in exchange rates. This exposure in the value of euro payments offsets the Company's exposure to changes in the value of euro receipts on the Metropolis Class A Notes discussed above.

Credit Risk: The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements: The Company is not subject to collateral requirements on the cross-currency swaps. On swap payment dates, the Company is required to make a payment in euros equal to the amount of euros physically received on the Metropolis Class A Notes.

The Company has determined that the cross-currency swaps do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, entitled Accounting for Derivative Instruments and Hedging Transactions. As a result, the Company's swap agreements are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statements of Operations and Changes in Capital and Surplus.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------



The initial notional amount of each swap matched the par amounts of Class A Notes purchased. The notional amount on these swaps reduces over time, to match reductions in the par amounts of the related Class A Notes owned by the Company and its affiliates (e.g., resulting from principal repayments or sales). The aggregate outstanding notional amount of the swaps as of December 31, 2011 and 2010 was EUR 1,080,300 and EUR 1,252,015, respectively.

The following table summarizes the realized and unrealized capital gains or losses, the notional amount and the fair value of the cross-currency swaps held by the Company and its affiliates as of and for the years ended December 31, 2011 and 2010:

                                     AS OF DECEMBER 31, 2011        YEAR ENDED DECEMBER 31, 2011
                                  ---------------------------    ------------------------------------
                                    OUTSTANDING                                         UNREALIZED
                                      NOTIONAL      ESTIMATED    REALIZED CAPITAL     CAPITAL GAINS /
                                       AMOUNT      FAIR VALUE    GAINS / (LOSSES)        (LOSSES)
                                  ---------------------------    ------------------------------------
COMPANY
National Union                    EUR   434,192    $    2,509    $         (7,961)    $         2,509
American Home                           195,790         1,690              (4,985)              1,690
C&I                                     127,264         1,148              (2,789)              1,148
Lexington Insurance Company             195,790         1,690              (4,291)              1,690
Chartis Select Insurance Company        127,264         1,148              (2,789)              1,148
                                  -------------------------------------------------------------------
        Total                     EUR 1,080,300    $    8,185    $        (22,815)    $         8,185
                                  ===================================================================

                                    AS OF DECEMBER 31, 2010         YEAR ENDED DECEMBER 31, 2010
                                  ---------------------------    -------------------------------------
                                    OUTSTANDING                                         UNREALIZED
                                     NOTIONAL       ESTIMATED    REALIZED CAPITAL     CAPITAL GAINS /
                                      AMOUNT       FAIR VALUE    GAINS / (LOSSES)        (LOSSES)
                                  ---------------------------    -------------------------------------
COMPANY
National Union                    EUR   493,005    $  (11,263)   $          2,580     $       (11,263)
American Home                           230,003        (4,250)                913              (4,250)
C&I                                     149,502        (2,762)                593              (2,762)
Lexington Insurance Company             230,003        (4,250)                913              (4,250)
Chartis Select Insurance Company        149,502        (2,762)                593              (2,762)
                                  --------------------------------------------------------------------
        Total                     EUR 1,252,015    $  (25,287)   $          5,592     $       (25,287)
                                  ====================================================================


Securities Lending

During the third quarter of 2011, the Company entered into financing transactions using municipal bonds to support statutory capital by generating taxable income. In these transactions, certain available for sale high grade municipal bonds were loaned to counterparties, primarily commercial banks and brokerage firms, who receive the tax-exempt income from the bonds. No foreign securities are loaned. In return, the counterparties are required to pay the Company an income stream equal to the bond coupon of the loaned securities, plus a fee. To secure their borrowing of

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


the securities, counterparties are required to post liquid collateral (such as high quality fixed maturity securities and cash) equal to at least 102 percent of the fair value of the loaned securities to third-party custodians for the Company's benefit in the event of default by the counterparties. The collateral is maintained in a third-party custody account and is trued-up daily based on daily fair value measurements from a third-party pricing source. If at any time the fair value of the collateral, inclusive of accrued interest thereon, falls below 102 percent of the fair value of the securities loaned, the Company can demand that the counterparty deliver additional collateral to restore the initial 102 percent collateral requirement. The Company is contractually prohibited from reinvesting any of the collateral it received, including cash collateral, for its securities lending activity. Accordingly, the securities lending collateral is not reported on the Company's balance sheet in accordance with SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SSAP 91R). The Company has not pledged any of its assets as collateral. Consequently, the collateral is considered "off balance sheet". The aggregate amount of collateral received as of December 31, 2011, inclusive of accrued interest, is $953,661. The aggregate fair value of securities on loan is $919,879.


NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2011, 2010 and 2009 is set forth in the table below:

------------------------------------------------------------------------------------------------
                                                       2011             2010           2009
------------------------------------------------------------------------------------------------

RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR    $  14,383,093   $  13,482,501   $  13,268,600

Incurred losses and LAE related to:

 Current accident year                                4,293,428       4,074,495       4,528,746

 Prior accident years                                   250,641       1,904,603         939,381
------------------------------------------------------------------------------------------------

  TOTAL INCURRED LOSSES AND LAE                       4,544,069       5,979,098       5,468,127
------------------------------------------------------------------------------------------------

Paid losses and LAE related to:

 Current accident year                               (1,368,553)     (1,206,965)     (1,426,132)

 Prior accident years                                (5,092,095)     (3,871,541)     (3,828,094)
------------------------------------------------------------------------------------------------

  TOTAL PAID LOSSES AND LAE                          (6,460,648)     (5,078,506)     (5,254,226)
------------------------------------------------------------------------------------------------

RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,   $  12,466,514   $  14,383,093   $  13,482,501
================================================================================================


During 2011, the Company ceded $1,876,693 of its net asbestos and Excess Workers Compensation reserves to Eaglestone Reinsurance Company (Eaglestone) resulting in a decrease to net reserves. For 2011, the Company reported adverse loss and LAE reserve development of $250,641, including accretion of loss reserve discount, of $37,629. The adverse development was mostly attributable to Primary Casualty, Specialty Workers Compensation, and the Environmental classes of business partially offset by favorable development of Financial Lines and Excess Casualty classes of business. Catastrophe losses of $168,280 were also included in the Company's incurred losses and LAE. As

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


discussed in Note 5, the restructure of the foreign branch operations resulted in a decrease of $44,666 of the reserves during 2011.

Following completion of its 2010 annual comprehensive loss reserve review, the Company recorded a $1,506,600 reserve charge for the fourth quarter of 2010 to strengthen loss reserves, reflecting adverse development on prior accident years in classes of business with long reporting tails. Four classes -- Asbestos, Excess Casualty, Excess Workers' Compensation, and primary Workers' Compensation -- comprise approximately 80 percent of the total charge. The majority of the reserve strengthening relates to development in accident years 2005 and prior. These adjustments reflected management's current best estimate of the ultimate value of the underlying claims. These liabilities are necessarily subject to the impact of future changes in claim severity and frequency, as well as numerous other factors. Although the Company believes that these estimated liabilities are reasonable, because of the extended period of time over which such claims are reported and settled, the subsequent development of these liabilities in future periods may not conform to the assumptions inherent in their determination and, accordingly, may vary materially from the amounts previously recorded. To the extent actual emerging loss experience varies from the current assumptions used to determine these liabilities, they will be adjusted to reflect actual experience. Such adjustments, to the extent they occur, will be reported in the period recognized. AIG continues to monitor these liabilities and will take active steps to mitigate future adverse development. Additionally, during 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty Insurance Company (Chartis Specialty) resulting in a net decrease in reserves of $1,180,170, offset by an increase of $794,667 from its commutation of a multi-year reinsurance agreement with American International Reinsurance Company, Ltd. (AIRCO). Refer to Note 6.

For 2009, the Company experienced significant adverse loss and LAE reserve development, including accretion of loss reserve discount. The adverse development was almost entirely attributable to the Excess Casualty and Excess Workers' Compensation classes of business. The Company modified its loss development assumptions for each of these classes of business in 2009 in response to the higher than expected loss emergence. For 2008, the development was slightly favorable prior to accretion of the workers compensation discount, and slightly adverse after recognition of accretion of the discount. Favorable development in Directors & Officers liability and other classes of business offset adverse development in the Company's Excess Casualty business. The adverse development in Excess Casualty was primarily related to accident years 2003 and prior.

The Company and some of its affiliates have continued their strategy that started in 2010 to improve the allocation of their reinsurance between traditional reinsurance markets and capital markets. As part of this strategy, they have secured $1.45 billion in protection for U.S. hurricanes and earthquakes through three separate catastrophe bond transactions. In 2011, they secured $575 million in a bond transaction and in 2010, $875 million through two separate bond transactions. These bond transactions in 2011 and 2010 reduced net premiums written by approximately $72,420 and $74,788, respectively.

As of December 31, 2011, 2010 and 2009, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $176,259, $169,676 and $166,812, respectively. In addition, as of December 31, 2011 and 2010, the Company recorded $0 and $50,400, respectively, of salvage from a related party, as a direct reduction of outstanding reserves.

As of December 31, 2011, 2010 and 2009, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,970,806, $4,364,556 and $5,336,235, respectively (exclusive of inter-company pooling).

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------



ASBESTOS AND ENVIRONMENTAL RESERVES

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's  environmental exposure arises from the sale of general liability,
product  liability  or  commercial  multi  peril  liability  insurance,   or  by
assumption of reinsurance within these lines of business.

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The  Company's  asbestos  and  environmental   related  loss  and  LAE  reserves
(including case & IBNR reserves) for the year ended December 31, 2011, 2010 and 2009, gross and net of reinsurance credits, are as follows:

                                                      ASBESTOS LOSSES                      ENVIRONMENTAL LOSSES
-------------------------------------------------------------------------------------------------------------------------

                                               2011         2010         2009          2011        2010         2009
--------------------------------------------------------------------------------- ---------------------------------------
Direct :

Loss and LAE reserves, beginning of year   $ 1,536,426  $   890,649  $   905,283   $    67,916  $    88,550  $   105,450

 Incurred losses and LAE                       (56,328)     818,692      175,575         8,700        5,138       (3,738)

 Calendar year paid losses and LAE            (129,292)    (172,915)    (190,209)      (20,768)     (25,772)     (13,162)
--------------------------------------------------------------------------------- ---------------------------------------

LOSS AND LAE RESERVES, END OF YEAR         $ 1,350,806  $ 1,536,426  $   890,649   $    55,848  $    67,916  $    88,550
================================================================================= =======================================

Assumed:

Loss and LAE reserves, beginning of year   $   154,386  $    85,957  $    86,374   $     5,476  $     5,744  $     5,077

 Incurred losses and LAE                        26,780       87,026       (1,517)        1,379        1,066          856

 Calendar year paid losses and LAE             (19,442)     (18,597)       1,100        (1,227)      (1,334)        (189)
--------------------------------------------------------------------------------- ---------------------------------------

LOSS AND LAE RESERVES, END OF YEAR         $   161,724  $   154,386  $    85,957   $     5,628  $     5,476  $     5,744
================================================================================= =======================================

Net of reinsurance:

Loss and LAE reserves, beginning of year   $   733,373  $   393,257  $   414,790   $    41,696  $    48,761  $    57,647

 Incurred losses and LAE                        46,614      422,050       54,172         8,388        6,963        1,800

 Calendar year paid losses and LAE            (779,987)     (81,934)     (75,705)      (11,497)     (14,028)     (10,686)
--------------------------------------------------------------------------------- ---------------------------------------

LOSS AND LAE RESERVES, END OF YEAR         $         -  $   733,373  $   393,257   $    38,587  $    41,696  $    48,761
================================================================================= =======================================


The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                                      ASBESTOS LOSSES                      ENVIRONMENTAL LOSSES
-------------------------------------------------------------------------------------------------------------------------

                                               2011         2010         2009          2011        2010         2009
---------------------------------------------------------------------------------  --------------------------------------
Direct basis                               $   860,891  $ 1,127,844  $   503,724   $     8,937  $    17,850  $    29,091
Assumed reinsurance basis                      101,277      118,402       41,926           410          394          520
Net of ceded reinsurance basis                       -      552,119      221,716         4,491        8,548       14,070


The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                                      ASBESTOS LOSSES                      ENVIRONMENTAL LOSSES
-------------------------------------------------------------------------------------------------------------------------

                                               2011         2010         2009          2011        2010         2009
-------------------------------------------------------------------------------------------------------------------------
Direct basis                               $    98,454  $   125,316  $    55,969   $     3,830  $     7,650  $    12,468
Assumed reinsurance basis                        9,322        7,659        7,009            91           87          164
Net of ceded reinsurance basis                       -       55,849       26,985         3,588        3,582        5,971


Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2011 are

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


adequate as they are based on known facts and current law. The Company continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.


Asbestos Loss Portfolio Transfer

On March 31, 2011, the Company and certain other Chartis affiliated insurers (collectively, the Chartis Reinsureds) entered into a loss portfolio transfer reinsurance agreement (Asbestos Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone. Under the Asbestos Reinsurance LPT, the Chartis Reinsureds transferred all of their net (net of discount and net of external reinsurance) U.S. asbestos liabilities to Eaglestone. The Chartis Reinsureds made a payment of $2,790,351 to Eaglestone (representing the net carrying value of their asbestos reserves) and Eaglestone agreed to provide coverage up to an aggregate limit of $5,000,000 on the assumed asbestos portfolio. The share of the net reserves (and payment) assumed by Eaglestone from each of Chartis Reinsureds is presented below.

Eaglestone and the Chartis Reinsureds received the required regulatory approvals to enter into the Asbestos Reinsurance LPT. The transaction closed and settled on May 13, 2011. Eaglestone and the Chartis Reinsureds recorded the transaction as prospective reinsurance in accordance with SSAP 62R.

On June 17, 2011, Eaglestone and the Chartis Reinsureds completed a transaction, effective as of January 1, 2011, with National Indemnity Company (NICO), a subsidiary of Berkshire Hathaway Inc., under which the bulk of the Chartis Reinsureds' U.S. asbestos liabilities that were assumed by Eaglestone under the Asbestos Reinsurance LPT were transferred through a reinsurance agreement by Eaglestone to NICO. The transaction with NICO covers potentially volatile U.S.-related asbestos exposures. The NICO transaction does not cover asbestos accounts that the Chartis reinsureds believe have already been reserved to their limit of liability or certain other ancillary asbestos exposures of Chartis affiliates.

In addition to its assumption of the subject asbestos liabilities and as included as part of its liability under the reinsurance agreement with Eaglestone, NICO assumed the collection risk on the Chartis Reinsureds' third party reinsurance recoverables with respect to the asbestos reserves NICO assumed. With the concurrence of the NY DFS, the Company's provision for reinsurance recoverable both paid and unpaid has been reduced by $82,034 to reflect the transfer to an authorized reinsurer of the collection risk on certain of the Chartis companies' asbestos related third party reinsurance recoverables. This credit is reflected in the "Other allowed offset items" column of the Schedule of Reinsurance of the Company's 2011 Annual Statement.

Excess Workers' Compensation Loss Portfolio Transfer

On March 31, 2011, the Admitted Pool members entered into a loss portfolio transfer agreement (Excess Workers' Compensation Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone to transfer $2,720,102 of net excess workers' compensation liabilities to Eaglestone on a funds withheld basis. Eaglestone established an initial funds withheld asset in the aggregate of $2,720,102 and agreed to provide coverage up to an aggregate limit of $5,500,000 on the assumed exposures. Eaglestone will earn interest of 4.25 percent per annum on the funds withheld balance. The Company's funds held balance including accrued interest was $1,071,268 at December 31, 2011. This

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


was considered a non cash transaction in the statement of cash flow.

The share of the net reserves assumed by Eaglestone from each of the Chartis Reinsureds is presented below.


----------------------------------------------------------------------------------------

                                          ASBESTOS LOSS  EXCESS WORKERS'
COMPANY                                      TRANSFER      COMPENSATION       TOTAL
----------------------------------------------------------------------------------------

ADMITTED POOL COMPANIES:
    National Union                        $     827,363  $       927,266  $   1,754,629
    American Home                               783,818        1,092,875      1,876,693
    C&I                                         239,500          333,934        573,434
    Chartis PC                                  108,863          122,009        230,872
    New Hampshire                               108,863          122,009        230,872
    ISOP                                        108,863          122,009        230,872
                                         -----------------------------------------------
TOTAL ADMITTED POOL COMPANIES             $   2,177,270  $     2,720,102  $   4,897,372
                                         ===============================================

SURPLUS LINES POOL COMPANIES:
    Lexington Insurance Company           $     261,997  $             -  $     261,997
    Chartis Select Insurance Company             67,370                -         67,370
    Chartis Specialty Insurance Company          37,428                -         37,428
    Landmark Insurance Company                    7,486                -          7,486
                                         -----------------------------------------------
TOTAL SURPLUS LINES POOL COMPANIES        $     374,281  $             -  $     374,281
                                         ===============================================

CHARTIS INTERNATIONAL
    Chartis Overseas Ltd.                 $     212,400  $             -  $     212,400
    Other                                        26,400                -         26,400
                                         -----------------------------------------------
TOTAL CHARTIS INTERNATIONAL               $     238,800  $             -  $     238,800
                                         ===============================================
                                         -----------------------------------------------
GRAND TOTAL                               $   2,790,351  $     2,720,102  $   5,510,453
                                         ===============================================

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 5 - RELATED PARTY TRANSACTIONS

A.    ADMITTED POOLING AGREEMENT

      The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the Japan branch of the Company) to National Union (the lead pooling participant). In turn, each pooling participant receives from National Union their percentage share of the pooled business.

      The Company's share of the pool is 36.0 percent. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

      A list of all pooling participants and their respective participation percentages is set forth in Note 1.

B.    CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT

      AIG formed the Association; a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, National Union, and the Company. On annual basis the Association files audited financial statements with the NY DFS that have been prepared in accordance with NY SAP.

      At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks and business underwritten by the Company's Japan branch which is not subject to the Admitted Pooling Agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

      --------------------------------------------------------- -------------- -------------------
                                                                  INITIAL         PARTICIPATION
                                                    NAIC CO.   PARTICIPATION   PERCENT SPECIFIC TO
      MEMBER COMPANY                                  CODE       PERCENT            JAPAN RISK
      --------------------------------------------------------------------------------------------

      Chartis Overseas Limited                           -         67.0%               85.0%
      Admitted Pool member companies, as follows:        -         33.0%               15.0%
        New Hampshire                                 23841        12.0%               10.0%
        National Union                                19445        11.0%                5.0%
        The Company                                   19380        10.0%                0.0%

      ============================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      In accordance with the Admitted Pooling Agreement, the Admitted Pool member companies' participation in the Association is pooled among all Admitted Pool members proportional to their participation in the Admitted Pool. The Company's participation in the Association after the application of its participation in the Admitted Pooling Agreement has been presented in the accompanying financial statements as follows:


      --------------------------------------------------------------------------
      AS OF DECEMBER 31,                                   2011        2010
      --------------------------------------------------------------------------

      Assumed reinsurance premiums receivable          $   119,334  $    75,852
      Funds held by ceding reinsurers                       41,702       12,478
      Reinsurance recoverable                               34,065       42,074
      Equities in underwriting pools and associations      266,934      544,719
      --------------------------------------------------------------------------
      TOTAL ASSETS                                     $   462,035  $   675,123
      --------------------------------------------------------------------------

      Loss and LAE reserves                            $   524,705  $   564,889
      Unearned premium reserves                            206,983      233,080
      Funds held                                            10,157       13,038
      Ceded balances payable                                48,337       61,292
      Assumed reinsurance payable                           53,519       44,085
      --------------------------------------------------------------------------
      TOTAL LIABILITIES                                $   843,701  $   916,384
      --------------------------------------------------------------------------

      TOTAL SURPLUS                                    $  (381,666) $  (241,261)
      ==========================================================================

      As of December 31, 2011, the Association reported an asset of $2,401,126 representing the value of subsidiaries and affiliated entities (SCAs). As of December 31, 2011, Chartis Europe S.A. represented $1,748,890 and Chartis UK Holdings represented $542,447, respectively of this total SCA asset.

      The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the Admitted Pooling Agreement. At December 31, 2011, the Company's interest in the Association's SCA entities was $285,254 and has been reported as a component of Equities in Underwriting Pools and Associations.

      As part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, Chartis continued to restructure the foreign branch operations of the Admitted Pool members. Generally, the results of these foreign branch operations, with the exception of the Company's Japan and former Canadian branches, have historically been reported as part of the operations of the Association by its member companies consistent with the accounting for the Admitted Pooling Agreement, the Admitted Pool. The U.S. member companies of the Association pooled their 33 percent participation with the remaining members of the Admitted Pool.

      On January 1, 2011, the Company transferred the existing business of its Singapore Branch to Chartis Singapore Insurance PTE Ltd. (Chartis Singapore) an indirect wholly owned subsidiary of Chartis International, LLC. The Company also transferred the in force business of its Australia
      and  New  Zealand   branches  to  new  legal  entities

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      formed in those jurisdictions, effective March 1, 2011 and December 1, 2011 respectively. With an effective date of December 1, 2011, the Company also transferred the in force business of its Cyprus and Malta branches to newly formed branches of Chartis Insurance UK Limited (Chartis UK). New Hampshire transferred its in force business of its Philippines branch to Chartis Philippines Insurance Inc., a subsidiary of Chartis Singapore, effective December 1, 2011.

      On December 1, 2011, Chartis Insurance Ireland Limited (CIIL) merged into Chartis UK (n/k/a Chartis Europe Limited). Upon merger, business previously written by CIIL will be written by a newly registered Irish branch of Chartis UK. In connection with this restructuring, certain inter-company reinsurance agreements between CIIL and the Association members were novated to Chartis UK Ireland Branch and repaneled. On that same date, Chartis UK Ireland Branch entered into a quota share and a combined working and catastrophe excess of loss reinsurance agreement directly with the Association members.

      During  2011,  the  largest   restructuring   were  completed  at  Chartis
      Singapore, the Australia branch and the Hong Kong branches. These branches had total assets of $2,315,692 and liabilities of $1,322,618.

      Effective December 1, 2010, the in force business of the Hong Kong branches of National Union, the Company and New Hampshire was transferred to Chartis Insurance Hong Kong Limited, a subsidiary of Chartis Overseas Limited, under Section 25D of the Hong Kong Insurance Companies Ordinance. Consistent with the 2011 transactions, this transaction was recorded by the Admitted Pool members in calendar year 2011 with the approval of the New York and Pennsylvania Insurance Departments.

      The Association's fiscal year end is November 30th. Although the fiscal year end for the members of the Admitted Pool is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end. In order to achieve consistency in their financial reporting, the Admitted Pool members have received approval from the NY DFS and Pennsylvania Insurance Department to record the above referenced December 1, 2011 restructuring activities, including the reinsurance transactions associated with the restructuring of Chartis Ireland operations, in their 2012 statutory financial statements. These transactions are not expected to have a material impact on the Company's financial statements.


C.    GUARANTEE ARRANGEMENTS

      The Company issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities of any kind arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies, as disclosed in Note 11.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


D.    INVESTMENTS IN AFFILIATES

      As of December 31, 2011 and 2010, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

      ----------------------------------------------------------------------------------------------------------
                                                        AFFILIATE               CARRYING VALUE     CHANGE IN
                                                        OWNERSHIP  ACTUAL COST  AT DECEMBER 31,  CARRYING VALUE
      AFFILIATED COMMON STOCK INVESTMENTS                PERCENT      2011          2011              2011
      ----------------------------------------------------------------------------------------------------------
      AIU Brasil Affiliate                                100.0%   $       408  $           476  $       (1,771)
      Chartis Non Life Holding Company (Japan), Inc.        0.0%            -                -         (289,975)
      AIG Mexico Industrial, L.L.C.  (a)                    0.0%            -                -          (10,954)
      American International Realty Corporation            31.5%        14,198           35,962          (6,385)
      Pine Street Real Estate Holdings Corporation         31.5%         5,209            2,362             227
      Eastgreen, Inc.                                      13.8%        20,977           18,222           8,157
      ----------------------------------------------------------------------------------------------------------
       TOTAL COMMON STOCKS - AFFILIATES                            $    40,792  $        57,022  $     (300,701)
      ==========================================================================================================

      (a)   The Company's interest was sold on July 29, 2011.

      ----------------------------------------------------------------------------------------------------------
                                                        AFFILIATE               CARRYING VALUE     CHANGE IN
                                                        OWNERSHIP  ACTUAL COST  AT DECEMBER 31,  CARRYING VALUE
      AFFILIATED COMMON STOCK INVESTMENTS                PERCENT      2010          2010              2010
      ----------------------------------------------------------------------------------------------------------
      Chartis Non Life Holding Company (Japan), Inc.(c)   100.0%   $   300,384  $       289,975  $      210,017
      AIU Brasil Affiliate                                100.0%           408            2,247             155
      AIG Mexico Industrial, L.L.C.                        49.0%         6,981           10,954             567
      American International Realty Corporation            31.5%        14,169           42,347          21,723
      Pine Street Real Estate Holdings Corporation         31.5%         5,209            2,135             (58)
      Eastgreen, Inc.                                      13.4%        12,804           10,065             138
      Fuji Fire and Marine Insurance Company  (c)           2.8%            -                -          (12,180)
      ----------------------------------------------------------------------------------------------------------
       TOTAL COMMON STOCKS - AFFILIATES                            $   339,955  $       357,723  $      220,362
      ==========================================================================================================

      (c) The Company's ownership of Fuji Fire and Marine Insurance Company was consolidated with its ownership of Chartis Non Life Holding Company (Japan), Inc.

      On August 4, 2011, the Company closed a transaction in which it sold its interest in Chartis Non-Life Holding Company (Japan), Inc., an
      intermediate holding company whose primary asset consisted of approximately 38.6 percent of the common stock of Fuji Japan, to Chartis Pacific Rim Holdings, L.L.C, also a subsidiary of Chartis International, LLC, for approximately $433,600. The Company realized a capital gain of $133,220 and incurred a tax expense of $46,627 on this transaction. The tax liability was relieved through a deemed capital contribution.

      In 2010, the Company's ownership of Fuji Fire and Marine Insurance Company was consolidated with its ownership of Chartis Non Life Holding Company (Japan) Inc.

      Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      traded affiliates which are based on quoted fair values, less a discount as prescribed by NAIC SAP (see Note 1).

      The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0 percent. As of December 31, 2011 and 2010, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0 percent amounted to $566,665 and $802,931, respectively.


E.    RESTRUCTURING

      DOMESTIC OPERATIONS

      As discussed in Note 6, effective January 1, 2010 and April 1, 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty and a multi-year reinsurance agreement with AIRCO, respectively. The Company recorded its share of these transactions based upon its stated pool percentage.

      Effective  October  7, 2010,  National  Union  Fire  Insurance  Company of
      Louisiana (NULA), Audubon Insurance Company (Audubon Insurance) and Audubon Indemnity Company (Audubon Indemnity) were merged with and into National Union. National Union is the surviving company and has assumed all of the existing obligations of the merged companies. The mergers were recorded as of October 1, 2010 with the approval of the Pennsylvania Insurance Department. As a result of the merger, National Union's total assets increased by $55,529; total liabilities increased by $4,901; gross paid in and contributed capital increased by $7,130; and unassigned surplus increased by $43,498. The increase to National Union's post-merger surplus is net of eliminations of $1,541 that is primarily related to the provision for reinsurance $1,308. This item is presented as Other Surplus Adjustments in National Union's Statement of Operations and Changes in Capital and Surplus. The other members of the Admitted Pool settled with National Union and recorded their proportionate share in accordance with the pooling agreement. With the approval of National Union's domiciliary regulator, none of the prior years' results or historical schedules have been restated for the merger. The transaction was accounted for as a statutory merger. National Union did not issue any new shares of stock as a result of the merger.

      On June 10, 2009, the Company sold 12,826 shares of Transatlantic Holdings, Inc. (TRH) for $470,341 and recorded a realized gain of $450,511. As of December 31, 2009, the Company continued to own 9,193 common shares of TRH, representing approximately 13.9 percent of TRH's common shares issued, which were sold in March 2010. The Company had previously owned 33.2 percent of TRH. In addition, the Company recorded a capital contribution of $75,923 pursuant to the terms of a make whole agreement between the Company and AIG, whereby AIG agreed to contribute capital to the Company in an amount equal to the difference between the statutory carrying value of TRH and the consideration received by the Company for the sale of its shares. The Company also received a deemed contribution of approximately $157,679 pursuant to the Tax Sharing Agreement (Agreement) in connection with this sale. The Agreement provides that AIG will reimburse the Company for any current tax liabilities arising from the sale of an operating subsidiary during the term of the Credit Facility, except amounts required to be remitted as Net Cash Proceeds, as defined in the Credit Facility. The Department issued a determination of non-control ruling relative to the Company's ownership of TRH. Accordingly, the Company's investment in TRH common stock has been reported as an unaffiliated investment in this financial statement and

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      has been reported at fair value in accordance with SSAP No. 30, Investments in Common Stock. During 2010, the Company sold all but one hundred of the remaining shares of TRH and realized a profit of $463,417.

      Effective July 1, 2009, the 21st Century Personal Auto Group (PAG) was sold to Farmers Group, Inc. (FGI), a subsidiary of Zurich Financial Services Group for $1.9 billion. Of the $1.9 billion proceeds received by AIG member companies from the sale of the PAG entities to FGI, $0.2 billion was retained by Chartis U.S., Inc. as consideration for the PAG entities it owned and $1.7 billion was provided to the Chartis U.S. insurance entities. American International Insurance Company (AIIC) was the lead company in the Personal Lines Pool which was the mechanism for sharing the PAG and the Private Client Group (PCG) business underwritten among the Personal Lines Pool members. PCG business was underwritten directly by member companies of the Personal Lines Pool as well as the insurance entities of Chartis U.S., Inc. not subject to this sale ("Chartis U.S., Inc. companies"). The PCG business written by Chartis U.S., Inc. companies was ceded 100 percent to AIIC as the pool lead. The total of the PCG business assumed by AIIC, the PCG business underwritten directly by Personal Lines Pool members, as well as the PAG business retained by AIIC ("net business of the Personal Lines Pool") was then subject to a 50 percent quota share to National Union. The Admitted Pool members participated in this business assumed by National Union at their stated pool percentages.

      In connection with this sale, various reinsurance agreements between the PAG companies and the Chartis U.S., Inc. companies (including the Company) were partially or fully commuted as of June 30, 2009. The major transactions are summarized below:

            1. The quota share reinsurance agreement between National Union and AIIC under which AIIC ceded 50 percent of the net business of the Personal Lines Pool to National Union was commuted as of June 30, 2009.

            2. All liabilities relating to existing PCG business that was written on a direct basis by members of the Personal Lines Pool were transferred to National Union under the terms of the PCG Business Reinsurance and Administration Agreement, effective June 30, 2009.

            3. All obligations and liabilities relating to the PCG business that was directly written and ceded by Chartis U.S., Inc. companies to AIIC under various quota share reinsurance agreements were commuted as of June 30, 2009.

      Following these transactions the Chartis U.S., Inc. companies settled all amounts due to AIIC in securities and cash totaling $871.9 million. The Company's share of this settlement was $293.3 million.

      The Chartis U.S., Inc. companies which owned 21st Century Insurance Group (a member company of PAG), recorded dividend income and a resulting intangible asset of approximately $527.5 million for the fair value of the PCG business, which was not subject to the PAG sale and was retained by the Chartis U.S., Inc. companies going forward. Additionally, capital contributions were received by the owners of 21st Century Insurance Group of $184.6 million from Chartis U.S. as part of the tax sharing agreement. The Company's share of these transactions was dividend income of $79.7 million and a capital contribution of $27.9 million.

      Following the sale of the PAG entities, which included the Company's ownership in 21st Century Insurance Group and AIG Hawaii Insurance Company, Inc., the Company received $182.6 million of the $1.7 billion of proceeds

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                (000'S OMITTED)

--------------------------------------------------------------------------------


received by the Chartis U.S., Inc. companies. As a result of these transactions involving the sale of these PAG entities, the Company recorded a pre-tax loss of $14.5 million.

FOREIGN OPERATIONS

Pursuant to a tender offer that expired on March 24, 2011, Chartis Japan Capital Company, LLC (CJCC), a newly formed subsidiary of National Union, acquired 43.59 percent of the outstanding shares of Fuji Fire and Marine Insurance Company, Limited (Fuji Japan). As a result of this transaction, as of March 31, 2011, Chartis owned 98.4 percent of Fuji Japan's outstanding voting shares. In a transaction that closed on August 4, 2011, National Union sold its interest in CJCC to Chartis Japan Holdings, LLC, a subsidiary of Chartis International, LLC, for approximately $586,800. Additionally, on the same date, the Company closed a transaction in which it sold its interest in Chartis Non-Life Holding Company (Japan), Inc., an intermediate holding company whose primary asset consisted of approximately 38.6 percent of the common stock of Fuji Japan, to Chartis Pacific Rim Holdings, L.L.C, also a subsidiary of Chartis International, LLC, for approximately $433,600. Chartis' total ownership of Fuji Japan has not changed as a result of these transactions.


F. OTHER RELATED PARTY TRANSACTIONS

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2011 and 2010 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2011 and 2010 and all capital contributions and dividends.

                                                                               ASSETS RECEIVED BY           ASSETS TRANSFERRED BY
                                                                                   THE COMPANY                    THE COMPANY
------------------------------------------------------------------------------------------------------------------------------------
   DATE OF                                                                      STATEMENT
 TRANSACTION    EXPLANATION OF TRANSACTION      NAME OF AFFILIATE                VALUE    DESCRIPTION  STATEMENT VALUE  DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
  03/28/11     Purchase of securities      AIG Inc. Matched Investment Program  $ 587,841  Securities      $   587,841      Cash


  08/18/11     Purchase of securities            Chartis Select                   179,406  Securities          179,406      Cash

  08/18/11     Purchase of securities               Lexington                     747,122  Securities          747,122      Cash

  08/18/11       Sale of securities              Chartis Select                   210,304    Cash              200,294   Securities

  08/18/11       Sale of securities                 Lexington                     854,193    Cash              814,422   Securities

  03/01/11            Dividend                 Chartis U.S., Inc.                       -       -               11,448     In kind

  06/29/11            Dividend                 Chartis U.S., Inc.                       -       -               110,000      Cash

  11/01/11            Dividend                 Chartis U.S., Inc.                       -       -               16,010     In kind

  03/31/11     Return of capital (a)           Chartis U.S., Inc.                       -       -            1,020,000      Cash

  09/19/11       Return of capital             Chartis U.S., Inc.                       -       -              400,000      Cash

  06/30/11     Capital contributions           Chartis U.S., Inc.                   5,623     Cash                   -        -

   Various      Capital contributions (b)      Chartis U.S., Inc.                  57,153    In kind                 -        -

   Various      Capital contribution           Chartis U.S., Inc.                   4,605    In kind                 -        -
------------------------------------------------------------------------------------------------------------------------------------
(a) Refer immediately below this table for Eaglestone Reinsurance Company capitalization  Chartis Select: Chartis Select Insurance
                                                                                          Company
(b) Capital contributions in lieu of Tax Sharing Agreement                                Lexington: Lexington Insurance Company
------------------------------------------------------------------------------------------------------------------------------------


Funding of Eaglestone Capitalization

On March 31, 2011, National Union, the Company, and New Hampshire (Funding Participants), with the approval of the NY DFS and the Pennsylvania Insurance Department (PA DOI), returned $1,700,000 of capital to their immediate parent (Chartis U.S., Inc.) as part of a plan to capitalize Eaglestone with each of the companies contributing $510,000,

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                (000'S OMITTED)

--------------------------------------------------------------------------------


$1,020,000 and $170,000, respectively. Eaglestone was significantly overcapitalized relative to its risk based capital target after the loss portfolio transfer was executed with NICO. Accordingly, on July 26, 2011, Eaglestone received approval from PA DOI to return $1,030,000 in cash from its gross paid-in and contributed surplus to Chartis U.S., Inc. The distribution was made to Chartis U.S., Inc. on July 27, 2011. On that same date, Chartis U.S., Inc. contributed $620,000 to National Union, $130,000 to New Hampshire, and $100,000 to Chartis PC.

                                                                 ASSETS RECEIVED BY     ASSETS TRANSFERRED BY
                                                                    THE COMPANY             THE COMPANY
-------------------------------------------------------------------------------------------------------------
   DATE OF                                                      STATEMENT              STATEMENT
 TRANSACTION    EXPLANATION OF TRANSACTION  NAME OF AFFILIATE     VALUE    DESCRIPTION  VALUE     DESCRIPTION
-------------------------------------------------------------------------------------------------------------
  02/12/10               Dividend           Chartis U.S., Inc. $         -     -       $ 300,000     Cash

  04/08/10               Dividend           Chartis U.S., Inc.           -     -           1,343     Cash

  Various       Capital contribution (a)    Chartis U.S., Inc.       5,322  In kind            -       -

  03/31/10         Capital contribution     Chartis U.S., Inc.       4,829  In kind            -       -
                  Capital contribution(b)
  12/31/10                                  Chartis U.S., Inc.   1,937,124 Receivable          -       -

  06/24/10          Sale of securities       National Union        708,005   Cash        708,005  Securities

(a)  Capital contributions in lieu of Tax Sharing agreement

(b)  Capital contribution was received on February 25, 2011


In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management. The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2011, 2010 and 2009 between the Company and affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2011, 2010 and 2009:

FOR THE YEARS ENDED DECEMBER 31,        2011         2010      2009
----------------------------------------------------------------------
Chartis Global Claims Services, Inc. $    250,065  $ 245,427 $ 255,941

Chartis Global Services, Inc.             272,803          -         -
----------------------------------------------------------------------
 TOTAL                               $    522,868  $ 245,427 $ 255,941
======================================================================

Effective January 1, 2011, Chartis Global Services, Inc. is the shared services organization for Chartis U.S., Inc. and Chartis International, LLC. In 2010 and 2009, the expenses were paid by other members of the Admitted Pool and allocated to the Company in accordance with the Pooling Agreement.

As of December 31, 2011 and 2010, short-term investments included amounts invested in the AIG Managed Money Market Fund of $376,438 and $1,881,287, respectively.

Federal and foreign income taxes payable to the Ultimate Parent as of December 31, 2011 and 2010 amounted to $23,930 and $60,666, respectively.

At December 31, 2011 and 2010, the amount due from/(to) National Union, as the lead company of the intercompany

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                (000'S OMITTED)

--------------------------------------------------------------------------------


pool, was $3,447 and $(121,756), respectively.

As of December 31, 2011 and 2010, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

-------------------------------------------------------------------------------
AS OF DECEMBER 31,                                        2011          2010
-------------------------------------------------------------------------------
Balances with admitted pool companies                  $     6,325  $    31,954

Balances less than 0.5% of admitted assets                   7,005       23,175

Capital contributions receivable from Chartis U.S. Inc.          -    1,937,124
-------------------------------------------------------------------------------
RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES    $    13,330  $ 1,992,253
===============================================================================

Balances with admitted pool companies                  $       145  $   122,198

Balances less than 0.5% of admitted assets                  46,282       82,128
-------------------------------------------------------------------------------
PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES         $    46,427  $   204,326
===============================================================================

On February 23, 2011, NY SAP approved the Company's request to receive a capital contribution of $1,937,124 in cash from its parent Chartis U.S., Inc. and to reflect such contribution in its December 31, 2010 annual statement. The capital contribution was received by the Company on February 25, 2011 and reported as Receivable from Affiliate at December 31, 2010.

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with AICC whereby AICC purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and AICC.

On October 27, 2009 AIG Funding, Inc. (AIGF) entered into an assignment and assumption agreement with AICC whereby AIGF assumed the remaining outstanding receivables from AICC, at net book value, as a partial payment against outstanding intercompany loan principal balances owed to AIGF by AICC. The amount, at net book value, was $225,962.

Refer to Notes 3, 4, 6, 7, 8, 9, 10 and 13 for other disclosures on transactions with related parties.

G.   EVENTS OCCURRING AT THE AIG LEVEL

In September 2008, liquidity issues resulted in AIG seeking and receiving governmental support through a credit facility from the Federal Reserve Bank of New York (the FRBNY, and such credit facility, the FRBNY Credit Facility) and funding from the United States Department of the Treasury (Department of the Treasury) through the Troubled

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                (000'S OMITTED)

--------------------------------------------------------------------------------


Asset Relief Program (TARP).

On January 14, 2011, AIG was recapitalized (the Recapitalization) and the FRBNY Credit Facility was repaid and terminated through a series of transactions that resulted in the Department of the Treasury becoming AIG's majority shareholder with ownership of approximately 92 percent of outstanding AIG Common Stock at that time. AIG understands that, subject to market conditions, the Department of the Treasury intends to dispose of its ownership interest over time, and AIG has granted certain registration rights to the Department of the Treasury to facilitate such sales.

On May 27, 2011, AIG and the Department of the Treasury, as the selling shareholder, completed a registered public offering of AIG Common Stock. AIG issued and sold 100 million shares of AIG Common Stock for aggregate net proceeds of approximately $2.9 billion and the Department of the Treasury sold 200 million shares of AIG Common Stock. AIG did not receive any of the proceeds from the sale of the shares of AIG Common Stock by the Department of the Treasury. As a result of the sale of AIG Common Stock in this offering, the Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share (the Series G Preferred Stock) was cancelled and the ownership of the outstanding AIG Common Stock by the Department of the Treasury was reduced from approximately 92 percent to approximately 77 percent after the completion of the offering.

NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                (000'S OMITTED)

--------------------------------------------------------------------------------


During 2011, 2010 and 2009, the Company's net premiums written and net premiums earned were comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,               2011                         2010                         2009
-------------------------------------------------------------------------------------------------------------------
                                       WRITTEN       EARNED      WRITTEN       EARNED       WRITTEN      EARNED
-------------------------------------------------------------- ------------------------- --------------------------
Direct premiums                      $  1,327,507  $ 1,425,212 $  1,471,932  $ 1,494,653 $   2,181,231 $  2,429,839

Reinsurance premiums assumed:

 Affiliates                             6,868,230    7,283,623    6,775,226    7,113,494     7,553,633    8,250,685

 Non-affiliates                           102,880       74,710       64,497       37,427        51,887       46,888
-------------------------------------------------------------- ------------------------- --------------------------
    GROSS PREMIUMS                      8,298,617    8,783,545    8,311,655    8,645,574     9,786,751   10,727,412
-------------------------------------------------------------- ------------------------- --------------------------
Reinsurance premiums ceded:

 Affiliates                             1,403,977    1,497,360    1,574,099    1,537,046     2,624,677    3,172,378

 Non-affiliates                         1,585,708    1,604,027    1,542,184    1,459,764     1,099,681    1,200,489
-------------------------------------------------------------- ------------------------- --------------------------
    NET PREMIUMS                     $  5,308,932  $ 5,682,158 $  5,195,372  $ 5,648,764 $   6,062,393 $  6,354,545
============================================================== ========================= ==========================

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2011 and 2010 with the return of the unearned premium reserve is as follows:



                                         ASSUMED REINSURANCE       CEDED REINSURANCE                 NET
-------------------------------------------------------------- ------------------------- --------------------------
                                       UNEARNED                  UNEARNED                  UNEARNED
                                       PREMIUM      COMMISSION   PREMIUM     COMMISSION     PREMIUM     COMMISSION
                                       RESERVES      EQUITY      RESERVES      EQUITY      RESERVES       EQUITY
-------------------------------------------------------------- ------------------------- --------------------------
DECEMBER 31, 2011

 Affiliates                          $  3,342,813  $   394,470 $    830,856  $   138,051 $   2,511,957 $   256,419

 Non-affiliates                            65,890        7,775      444,215       73,807      (378,325)     (66,032)
-------------------------------------------------------------- ------------------------- --------------------------
 TOTAL                               $  3,408,703  $   402,245 $  1,275,071  $   211,858 $   2,133,632   $  190,387
============================================================== ========================= ==========================

DECEMBER 31, 2010

 Affiliates                          $  3,758,923  $   421,024 $    924,159  $   129,587 $   2,834,764 $    291,437

 Non-affiliates                            37,720        4,225      462,613       64,868      (424,893)     (60,643)
-------------------------------------------------------------- ------------------------- --------------------------
 TOTAL                               $  3,796,643  $   425,249 $  1,386,772  $   194,455 $   2,409,871 $  230,794
============================================================== ========================= ==========================

                                       53

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


As of December 31, 2011 and 2010 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

-----------------------------------------------------------------
                           UNEARNED  PAID LOSSES   RESERVES FOR
                            PREMIUM      AND        LOSSES AND
                           RESERVES      LAE          LAE
-----------------------------------------------------------------
December 31, 2011

 Affiliates             $   830,856  $  124,663   $  10,409,887
 Non-affiliates             444,215     272,636       2,977,082
-----------------------------------------------------------------
 TOTAL                  $ 1,275,071  $  397,299   $  13,386,969
=================================================================
December 31, 2010
 Affiliates             $   924,159  $  131,717   $  10,701,691
 Non-affiliates             462,613     301,588       3,194,427
-----------------------------------------------------------------
 TOTAL                  $ 1,386,772  $  433,305   $  13,896,118
=================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The Company's unsecured reinsurance recoverables as of December 31, 2011 in excess of 3.0 percent of its capital and surplus is set forth in the table below:

------------------------------------------------------------------------
                                                   NAIC CO.
REINSURER                                           CODE        2011
------------------------------------------------------------------------
Affiliates:
 Chartis U.S., Inc. Admitted Pool                     -     $ 8,527,665
 Eaglestone Reinsurance Company                     10651       722,458
 Chartis Overseas Ltd.                                -         548,081
 AIU Insurance Company                              19399       142,755
 American International Reinsurance Co. Ltd           -          53,151
 Lexington Insurance Company                        19437        28,535
 United Guaranty Insurance Company                  11715        23,187
 Chartis Europe S.A.                                  -           6,375
 Chartis Insurance UK Ltd                             -           5,725
 Chartis Specialty Insurance Company                26883         4,901
 Landmark Insurance Company                         35637         2,696
 US Life Ins Co of NY (F/ Amer Int Life Ass NY)     70106         2,434
 Chartis Insurance Company Of Canada                  -           1,750
 Chartis Select Insurance Company                   10932         1,718
 Other affiliates below $1.0 million                  -           4,469
------------------------------------------------------------------------
  TOTAL AFFILIATES                                           10,075,900
------------------------------------------------------------------------

Non-Affiliates:
 Swiss Re Group                                       -         232,415
 Lloyds Syndicates                                    -         223,289
 Transatlantic Group                                  -         216,955
 Munich Re Group                                      -         174,362
------------------------------------------------------------------------
  TOTAL  NON-AFFILIATES                                         847,021
------------------------------------------------------------------------
 Total affiliates and non-affiliates                        $ 10,922,921
========================================================================

During 2011, 2010 and 2009, the Company reported in its Statements of Operations statutory losses of $2,152, $135,317 and $10,863, respectively, as a result of commutations with the following reinsurers. The 2011 loss was comprised of losses incurred of $2,146 and premiums earned of $(6); the 2010 loss was comprised of losses incurred of $135,412, commissions incurred of $(98) and premiums earned of $(3); the 2009 losses were from losses incurred.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------
COMPANY                                    2011        2010       2009
--------------------------------------------------------------------------

Argonaut Midwest Insurance Company        $   1,882  $       -   $     -
American International Reinsurance
Company, Ltd. (a)                                -      131,629    10,284
Continental Casualty Company                     -        1,270        -
Reliastar Life Insurance Company                 -        1,296        -
Other reinsurers below $1 million               270       1,122       579
--------------------------------------------------------------------------
TOTAL                                     $   2,152  $  135,317  $ 10,863
==========================================================================

(a) Effective April 1, 2010, National Union commuted a multi-year reinsurance agreement with AIRCO. The commutation resulted in the members of the Admitted Pool recapturing loss and LAE reserves of $2,576,715 in exchange for consideration of $2,211,079, resulting in a loss of $365,636, which was pooled in accordance with the Admitted Pooling Agreement. The commutation was approved by the NY DFS and Pennsylvania Insurance Department. The Company recorded its share of these transactions based upon its stated pool percentage as follows:

                                       COMPANY'S POOLED
                           TOTAL          ALLOCATION
                         -----------   -----------------
Liabilities:
 Outstanding losses      $ 2,576,715   $        927,617
                         ============  =================
P&L:
 Paid losses                 365,636            131,629
                         ============  =================
 Net cash                $ 2,211,079   $        795,988
                         ============  =================


As of December 31, 2011 and 2010, the Company had reinsurance recoverables on paid losses in dispute of $102,721 and $115,859, respectively.

During 2011, 2010 and 2009, the Company recovered/(wrote off) reinsurance recoverable balances of $14,092, $(1,224) and $8,952, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2011 and 2010, the Company's premium receivable and losses payable on assumed business are as follows:

-------------------------------------------------------------------------------
                   2011                    AFFILIATE   NON-AFFILIATE   TOTAL
-------------------------------------------------------------------------------
Premiums in course of collection           $ 165,233   $ 36,933      $ 202,166

Reinsurance payable on paid loss
and loss adjustment expenses                  71,426     11,807         83,233

-------------------------------------------------------------------------------
                   2010                    AFFILIATE  NON-AFFILIATE   TOTAL
-------------------------------------------------------------------------------
Premiums in course of collection
                                           $ 146,906   $ 11,982      $ 158,888
Reinsurance payable on paid loss
and loss adjustment expenses                 150,327      4,755        155,082

The primary components of the affiliated assumed reinsurance balances summarized above, and excluding members of the Admitted Pool, relate to reinsurance agreements with the following:

                                                       2011                          2010
-------------------------------------------------------------------------------------------------------------------

                                          PREMIUMS IN   REINSURANCE PAYABLE     PREMIUMS IN    REINSURANCE PAYABLE
                                           COURSE OF   ON PAID LOSS AND LOSS     IN COURSE   ON PAID LOSS AND LOSS
                                          COLLECTION     ADJUSTMENT EXPENSES     COLLECTION    ADJUSTMENT EXPENSES
-------------------------------------------------------------------------------------------------------------------
Chartis Overseas Ltd.                     $    42,610  $              13,061    $    14,735  $              20,053
Chartis Excess Ltd.                             8,210                     36              -                      -
Lexington Insurance Co.                         7,986                 10,262         16,421                 17,730
Chartis Europe SA                               7,984                  9,237          7,544                 11,977
Chartis Insurance Company of Canada             7,179                  6,348              -                      -
Chartis Insurance UK Ltd.                       6,947                  6,679         11,225                  4,051
CA De Seguros American Intl                     5,270                  1,337              -                      -
La Meridional Compania Argentina
de Seguros S.A.                                 3,757                  1,210              -                      -
Chartis Specialty Insurance. Co.                3,195                  1,321            388                    597
National Union Ins. Co. of Vermont              2,225                  9,024             47                 15,310
Chartis Insurance Company - Puerto Rico         1,473                  1,269         10,632                    310
United Guaranty Residential Ins. Co.              461                (50,400)           245                 20,558
Chartis Australia Insurance Ltd.                    -                  4,945              -                      -
AIU Insurance Co.                              (2,539)                (3,624)        (8,361)                (8,316)

Effective January 1, 2010, Chartis Specialty Insurance Company (Chartis Specialty) commuted its quota share and stop loss reinsurance agreements with National Union. In accordance with the commutation agreement, National Union transferred cash and securities totaling $4,041,671 to Chartis Specialty. This amount was net of a ceding commission

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


of $220,094. The Company recorded its share of these transactions based upon its stated pool percentage and reported the net impact on its financial statements from these transactions as follows:

                                                     COMPANY'S POOLED
                                   TOTAL               ALLOCATION
                                 ------------        -----------------
Liabilities:

 Outstanding losses              $ 3,278,251         $     1,180,170

 Unearned premium reserves           933,787                  336,163

 Other                                49,727                   17,902
                                 ------------        -----------------
                                   4,261,765                1,534,235
                                 ------------        -----------------
P&L:
 Ceding commission                   220,094                   79,234
                                 ------------        -----------------
                                 $ 4,041,671         $       1,455,001
                                 ============        =================

NOTE 7 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2011 and 2010, the Company's deposit assets and liabilities were comprised of the following:

---------------------------------------------------------------------------
                          Deposit    Deposit     Funds Held     Funds Held
                          Assets   Liabilities    Assets      Liabilities
-----------------------------------------------  --------------------------
December 31, 2011:
 Direct                  $      -  $    97,581   $        -   $          -
 Assumed                        -           44            -              -
 Ceded                          3            -            -          4,848

----- -----------------------------------------  --------------------------
 TOTAL                   $      3  $    97,625   $        -   $      4,848
===============================================  ==========================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                         DEPOSIT    DEPOSIT     FUNDS HELD    FUNDS HELD
                                         ASSETS   LIABILITIES     ASSETS     LIABILITIES
--------------------------------------------------------------  -------------------------
December 31, 2010:
 Direct                                $       -  $   100,648   $        -   $         -
 Assumed                                       -       89,243       88,515             -
 Ceded                                       686            -            -           990
--------------------------------------------------------------  -------------------------
 TOTAL                                 $     686  $   189,891   $   88,515   $       990
==============================================================  =========================

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2011 and 2010 is set forth in the table below:

                                                 2011                          2010
-----------------------------------------------------------------    ---------------------------
                                         DEPOSIT       DEPOSIT        DEPOSIT        DEPOSIT
                                         ASSETS      LIABILITIES       ASSETS       LIABILITIES
-----------------------------------------------------------------    ---------------------------
Balance at January 1                   $      686    $   189,891     $    1,595    $    178,479
 Deposit activity, including loss
 recoveries                                  (683)       (90,764)        (1,622)          8,358
 Interest income or expense, net of
 amortization of margin                        -          (1,502)           713           3,054
 Non-admitted asset portion                    -              -              -              -
-----------------------------------------------------------------    ---------------------------
BALANCE AS OF DECEMBER 31              $        3    $    97,625     $      686    $   189,891
=================================================================    ===========================

                                                 2011                          2010
-----------------------------------------------------------------    ---------------------------
                                       FUNDS HELD     FUNDS HELD     FUNDS HELD     FUNDS HELD
                                         ASSETS      LIABILITIES        ASSETS     LIABILITIES
-----------------------------------------------------------------    ---------------------------
Balance at January 1                   $   88,515    $       990     $   88,515    $         -
 Contributions                                 -           4,753             -              990
 Withdrawals                              (88,515)          (895)            -               -
 Interest                                      -              -              -               -
-----------------------------------------------------------------    ---------------------------
BALANCE AS OF DECEMBER 31              $       -     $     4,848     $   88,515    $        990
=================================================================    ===========================

In 2011, the Company determined, based on settlement of related litigation, that an assumed reinsurance deposit transaction had terminated, and the Company eliminated assumed deposit liabilities of $90,000 and related funds held assets of $88,200.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 8 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent, AIG. AIG's domestic subsidiaries can be found on Schedule Y of the Company's annual statement.

The Company is allocated U.S. federal income taxes based upon an accounting policy that was amended, effective January 1, 2010. This accounting policy provides that the Company shall reflect in its financial statements the tax liability that would have been paid by the Company if it had filed a separate federal income tax return except that Chartis, Inc. assumes the current liability (and future risks and rewards of the tax position taken) associated with the Company's unrecognized tax benefits by means of a deemed capital contribution transaction. Unrecognized tax benefits is defined as any liability recorded in accordance with Financial Accounting Standards Board Interpretation No. 48 -- Accounting for Uncertainty in Income Taxes (FIN 48) which would include any tax liability recorded as the result of an agreed upon adjustment with the tax authorities, except ones arising as a result of errors or omissions.

While the accounting policy described above governs the current and deferred tax recorded to the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes is governed by an intercompany tax settlement arrangement entered into with Chartis, Inc. The terms of this intercompany cash settlement arrangement are based on principles consistent with the accounting policy for allocating income tax expense or benefit to the Company above, except that:

     - Any tax realized by the Company from the creation of a deferred inter-company gain (as determined under Treasury Regulation Section 1.1502-13) in which no consideration was received will be paid by the Subgroup Parent.

     - To the extent that (1) tax attributes are created outside of the normal course of business, (2) that cash benefit is received by Chartis, Inc. under its separate tax allocation agreement with Parent in advance of when the attributes are actually utilized in the AIG consolidated U.S. federal tax return, and (3) these identified tax attributes expire unused in the AIG consolidated tax return, Chartis, Inc. shall reimburse Parent for this amount and apportion such amount to the Company to the appropriate extent. The Company shall make any required reimbursements within 30 days after Chartis, Inc. receives notice from Parent. Consistent SSAP 10R principles and the Company's tax accounting policy for allocating taxes, any payment made under this provision would be accounted for as a distribution. At December 31, 2011, the Company has not generated any attributes outside of the normal course of business that could cause this provision of the agreement to become applicable.

     - In accordance with N.Y. Department of Insurance Circular Letter 1979-33, Subgroup Parent or Parent shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the consolidated tax liability of the Parent group.

The Company had a prior tax sharing agreement in place during the 2008 and 2009 years with Chartis, Inc. The key differences between the 2008/2009 tax sharing agreement and the 2010 tax sharing agreement are: (i) the Company had to pay its separate federal income tax liability without taking into account tax credits, whereas they may take into account tax credits under the 2010 tax sharing agreement; (ii) the Company did not have to pay for any tax arising from

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


gains from Qualifying Transactions (which were defined as deferred intercompany gains as defined in Treas. Reg. Section 1502-13 from the sale of stock or substantially all the assets of an operating subsidiary), whereas the 2010 agreement only exempts for deferred intercompany transactions for which no consideration was received; (iii) the Company did not have to pay any tax arising from Asset Sales (which were defined in the FRBNY credit facility between AIG and the Federal Reserve), so long as the net proceeds were remitted to AIG, whereas the 2010 agreement deletes references to Asset Sales since AIG repaid its obligations to FRBNY under the credit facility and (iv) the Company was paid for the use by the Subgroup of the Company's excess attributes that were utilized by the Subgroup, but under the 2010 agreement, the Company must be able to utilize the asset on its own separate company liability basis.

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from Chartis, Inc. The statutory U.S. federal income tax rate is 35 percent at December 31, 2011.

The   components   of  the   Company's   net  deferred  tax   assets/liabilities
("DTA"/"DTL") as of December 31, 2011 and 2010 are as follows:

                                                    DECEMBER 31, 2011                         DECEMBER 31, 2010
                                        ----------------------------------------  ---------------------------------------
 DESCRIPTION                               ORDINARY      CAPITAL        TOTAL       ORDINARY      CAPITAL        TOTAL
--------------------------------------  ----------------------------------------  ---------------------------------------

 Gross deferred tax assets               $  1,632,616  $   122,640  $  1,755,256  $  1,501,814  $   265,330  $  1,767,144
 Less statutory valuation allowance                 -            -             -       633,968      131,367       765,335
                                        ----------------------------------------  ---------------------------------------
 Adjusted gross deferred tax assets         1,632,616      122,640     1,755,256       867,846      133,963     1,001,809
 Gross deferred tax liabilities               (58,661)    (176,253)     (234,914)      (67,312)    (133,963)     (201,275)
                                        ----------------------------------------  ---------------------------------------
 Net deferred tax asset/(liabilities)       1,573,955      (53,613)    1,520,342       800,534            -       800,534
 Deferred tax assets non-admitted            (828,450)           -      (828,450)      (17,769)           -       (17,769)
                                        ----------------------------------------  ---------------------------------------
 Net admitted deferred tax assets        $    745,505  $   (53,613) $    691,892  $    782,765  $         -  $    782,765
                                        ========================================  =======================================

                                                        CHANGE
                                        ----------------------------------------
 DESCRIPTION                               ORDINARY      CAPITAL        TOTAL
--------------------------------------  ----------------------------------------

 Gross deferred tax assets               $    130,802  $  (142,690) $    (11,888)
 Less statutory valuation allowance          (633,968)    (131,367)     (765,335)
                                        ----------------------------------------
 Adjusted gross deferred tax assets           764,770      (11,323)      753,447
 Gross deferred tax liabilities                 8,651      (42,290)     (33,639)
                                        ----------------------------------------
 Net deferred tax asset/(liabilities)         773,421      (53,613)      719,808
 Deferred tax assets non-admitted            (810,681)           -      (810,681)
                                        ----------------------------------------
 Net admitted deferred tax assets        $    (37,260)   $ (53,613) $    (90,873)


The Company has elected to admit DTAs pursuant to paragraph 10.e. It recorded an increase in admitted DTAs as the result of its election to employ the provision of Paragraph 10.e. as follows:

                                                                              DECEMBER 31, 2011              DECEMBER 31, 2010
                                                                      ------------------------------ -------------------------------
  DESCRIPTION                                                           ORDINARY  CAPITAL    TOTAL    ORDINARY  CAPITAL    TOTAL
--------------------------------------------------------------------- ------------------------------ -------------------------------

  Increase in DTA from carried back losses that reverse in subsequent
 three calendar years that are carried back to recoup taxes            $       -  $     -  $       -  $       -  $     -  $       -
  Increase in DTA from the lesser of adjusted gross DTAs realizable
 within 36 months or 15% of statutory surplus                            450,661        -    450,661    260,922        -    260,922
  Increase in DTA from adjusted gross DTAs that can be offset against
 DTLs                                                                          -        -          -          -        -          -
                                                                      ------------------------------ -------------------------------
  Total Increase in DTA admitted pursuant to Paragraph 10.e            $ 450,661  $     -  $ 450,661  $ 260,922  $     -  $ 260,922
                                                                      ============================== ===============================
                                                                                   CHANGE
                                                                       ------------------------------
  DESCRIPTION                                                           ORDINARY   CAPITAL   TOTAL
---------------------------------------------------------------------  ------------------------------

  Increase in DTA from carried back losses that reverse in subsequent
 three calendar years that are carried back to recoup taxes             $       -  $     - $       -
  Increase in DTA from the lesser of adjusted gross DTAs realizable
 within 36 months or 15% of statutory surplus                             189,739        -   189,739
  Increase in DTA from adjusted gross DTAs that can be offset against
 DTLs                                                                           -        -         -
                                                                       ------------------------------
  Total Increase in DTA admitted pursuant to Paragraph 10.e             $ 189,739  $     - $ 189,739
                                                                       ==============================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The amount of admitted deferred tax assets, admitted assets, statutory surplus and total adjusted capital in the risk-based capital calculation resulting from the use of paragraph 10.a., 10.b., 10.c., 10.e. are as follows:

                                                                       DECEMBER 31, 2011                     DECEMBER 31, 2010
                                                            ----------------------------------- ------------------------------------
    DESCRIPTION                                              ORDINARY     CAPITAL      TOTAL     ORDINARY     CAPITAL       TOTAL
    ------------------------------------------------------  ----------------------------------- ------------------------------------

    Carried back losses that reverse in subsequent
      calendar year                                          $       -  $        -  $        -   $        -  $         - $        -
    The lesser of adjusted gross DTAs realizable
      within 12 months or 10% of statutory surplus             241,231           -     241,231      521,844            -    521,844
                                                            ----------------------------------- ------------------------------------
    Adjusted gross DTAs that can be offset against DTLs        112,273     122,641     234,914       67,312      133,963    201,275
                                                            ----------------------------------- ------------------------------------
    Total DTA admitted pursuant to Paragraphs 10.a, 10.b
      and 10.c                                                 353,504     122,641     476,145      589,156      133,963    723,119
                                                            ----------------------------------- ------------------------------------

 Admission Calculation Components
 SSAP 10R, Paragraph 10.e

    Carried back losses that reverse in subsequent
      three calendar years                                           -           -           -            -            -          -
    The lesser of adjusted gross DTAs realizable
      within 36 months or 15% of statutory surplus             450,661           -     450,661      260,922            -    260,922
                                                            ----------------------------------- ------------------------------------
    Adjusted gross DTAs that can be offset against DTLs              -           -           -            -            -          -
                                                            ----------------------------------- ------------------------------------
    Additional DTA admitted pursuant to Paragraph 10.e         450,661           -     450,661      260,922            -    260,922
                                                            ----------------------------------- ------------------------------------

    Total DTA Admitted Under SSAP 10R                          804,165     122,641     926,806      850,077      133,963    984,040
    Total DTL                                                  (58,661)   (176,253)   (234,914)     (67,312)    (133,963)  (201,275)
                                                            ----------------------------------- ------------------------------------

    Net Admitted DTA                                         $ 745,504  $  (53,612) $  691,892   $  782,765  $         - $  782,765
                                                            =================================== ====================================

 Used in SSAP 10R, Par. 10 d

    Total adjusted capital                                           -           -   5,282,793            -            -  6,376,918
                                                                                   ------------                          -----------
    Authorized control level                                         -           -   1,237,484            -            -  1,524,545
                                                                                   ------------                          -----------

                                                                          CHANGE
                                                            ------------------------------------
     DESCRIPTION                                              ORDINARY    CAPITAL     TOTAL
    ------------------------------------------------------  ------------------------------------

    Carried back losses that reverse in subsequent
      calendar year                                          $       -  $        -  $         -
    The lesser of adjusted gross DTAs realizable
      within 12 months or 10% of statutory surplus            (280,613)          -     (280,613)
                                                            ------------------------------------
    Adjusted gross DTAs that can be offset against DTLs         44,961     (11,322)      33,639
                                                            ------------------------------------
    Total DTA admitted pursuant to Paragraphs 10.a, 10.b
      and 10.c                                                (235,652)    (11,322)    (246,974)
                                                            ------------------------------------

 Admission Calculation Components
 SSAP 10R, Paragraph 10.e

    Carried back losses that reverse in subsequent
      three calendar years                                           -           -            -
    The lesser of adjusted gross DTAs realizable
      within 36 months or 15% of statutory surplus             189,739           -      189,739
                                                            ------------------------------------
    Adjusted gross DTAs that can be offset against DTLs              -           -            -
                                                            ------------------------------------
    Additional DTA admitted pursuant to Paragraph 10.e         189,739           -      189,739
                                                            ------------------------------------

    Total DTA Admitted Under SSAP 10R                          (45,912)    (11,322)     (57,234)
    Total DTL                                                    8,651     (42,290)     (33,639)
                                                            ------------------------------------

    Net Admitted DTA                                         $ (37,261) $  (53,612) $   (90,873)
                                                            ====================================

 Used in SSAP 10R, Par. 10 d

    Total adjusted capital                                           -           -  (1,094,125)
                                                                                   -------------
    Authorized control level                                         -           -    (287,061)
                                                                                   -------------

The following table provides the Company's assets, capital and surplus, and Risk Based Capital information with the DTA calculated under SSAP 10R paragraphs 10.a. to 10.c. and the additional DTA determined under SSAP 10R paragraph 10.e.:

                                                          DECEMBER 31, 2011                     DECEMBER 31, 2010
                                                   ------------------------------------ ----------------------------------
        DESCRIPTION                                  ORDINARY   CAPITAL       TOTAL      ORDINARY   CAPITAL        TOTAL
       ------------------------------------------- ------------------------------------ ------------- --------- ----------

 SSAP 10R, Paragraphs 10.a, 10.b, and 10.c

        Admitted deferred tax assets                $ 294,843  $ (53,612) $    241,231   $ 521,844  $     -  $    521,844
        Admitted assets                                     -          -    23,449,611           -        -    26,155,673
        Adjusted statutory surplus                          -          -     5,216,642           -        -     6,412,177
        Total adjusted capital from DTA                     -          -     5,216,642           -        -     6,412,177

 Increased amounts due to SSAP 10R, Paragraph 10.e

        Admitted deferred tax assets                  745,504    (53,612)      691,892     782,765        -       782,765
        Admitted assets                                     -          -    23,900,272           -        -    26,416,595
        Statutory surplus                                   -          -  $  5,667,303           -        -  $  6,673,099

                                                                  CHANGE
                                                   ------------------------------------
        DESCRIPTION                                  ORDINARY   CAPITAL       TOTAL
       ------------------------------------------- ------------------------------------
 SSAP 10R, Paragraphs 10.a, 10.b, and 10.c

        Admitted deferred tax assets                $(227,001) $ (53,612) $   (280,613)
        Admitted assets                                     -          -    (2,706,062)
        Adjusted statutory surplus                          -          -    (1,195,535)
        Total adjusted capital from DTA                     -          -    (1,195,535)

 Increased amounts due to SSAP 10R, Paragraph 10.e

        Admitted deferred tax assets                  (37,261)   (53,612)      (90,873)
        Admitted assets                                     -          -    (2,516,323)
        Statutory surplus                                   -          -  $ (1,005,796)

The Company has employed tax planning strategies in determining the amount of adjusted gross and net admitted deferred tax assets. Tax planning strategies increased ordinary adjusted gross DTAs by $1,312,815 and net admitted DTAs by $64,523. Tax planning strategies had no impact upon capital adjusted gross DTAs and net admitted capital DTAs, all of which were non-admitted.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


During 2011, 2010 and 2009, the Company's current income tax expense/(benefit) was comprised of the following:

 For the years ended December 31,                 2011         2010         2009
------------------------------------------------------------------------------------

  Federal income tax                           $  (95,734) $  (142,812) $  (215,953)
  Foreign income tax                               (8,461)      (5,462)      37,836
                                              --------------------------------------
        Subtotal                                 (104,195)    (148,274)    (178,117)
  Federal income tax on net capital gains           90,032     169,323       57,389
  Other - including return to provision                -         6,354       55,810
                                              --------------------------------------
  Federal and foreign income taxes incurred    $  (14,163) $    27,403  $   (64,918)
                                              =====================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The composition of the Company's net deferred tax assets as of December 31, 2011 and 2010, along with the changes in deferred income taxes for 2011, is set forth in the table below:

Deferred tax assets:

     Ordinary                                                   2011           2010         CHANGE
                                                            -----------------------------------------

            Loss reserve discount                            $   416,180   $   488,039   $   (71,859)
            Non-admitted assets                                  126,696       146,586       (19,890)
            Unearned premium reserve                             200,003       224,940       (24,937)
            Goodwill & deferred revenue                           29,941        29,941             -
            Bad debt expense                                      74,123        88,502       (14,379)
            Net operating loss carryforward                      461,242       376,835        84,407
            Foreign tax credits                                   69,946        99,895       (29,949)
            Deferred tax of foreign entities                      43,675        38,621         5,054
            Investments                                          118,681          -          118,681
            Deferred loss on branch conversion                     9,555          -            9,555
            Intangibles                                           22,280          -           22,280
            Other temporary difference                            60,293         8,455        51,838
                                                            -----------------------------------------
                                                 Subtotal      1,632,615     1,501,814       130,801

      Statutory valuation allowance adjustment                       -        (633,968)      633,968
      Non-admitted                                              (828,450)      (17,769)     (810,681)
                                                            -----------------------------------------

      Admitted ordinary deferred tax assets                      804,165       850,077       (45,912)
                                                            -----------------------------------------

      Capital


            Investments writedown                                110,936       149,630       (38,694)
            Unrealized capital losses                             11,335        87,003       (75,668)
            Deferred intercompany loss                                 -        28,697       (28,697)
            Other temporary difference                               370             -           370
                                                            ------------- ------------- ---------------
                                                 Subtotal        122,641       265,330      (142,689)

      Statutory valuation allowance adjustment                         -      (131,367)      131,367
      Non-admitted                                                     -             -             -
                                                            -----------------------------------------

      Admitted capital deferred tax assets                       122,641       133,963       (11,322)
                                                            -----------------------------------------

                                                            -----------------------------------------
      TOTAL ADMITTED DEFERRED TAX ASSETS                     $   926,806   $   984,040   $   (57,234)
                                                            =========================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


Deferred tax liabilities:

     Ordinary                                                                           2011          2010        CHANGE
                                                                                   ----------------------------------------

            Investments                                                             $   (46,868)  $   (17,160)  $  (29,708)
            Other (including items <5% of total ordinary tax liabilities)               (11,793)      (50,152)      38,359
                                                                                   ----------------------------------------
                                                                        Subtotal        (58,661)      (67,312)       8,651


     Capital

            Investments                                                                 (19,064)            -      (19,064)
            Unrealized capital gains                                                   (157,189)     (133,963)     (23,226)
                                                                                   ----------------------------------------
                                                                        Subtotal       (176,253)     (133,963)     (42,290)

                                                                                   ----------------------------------------
 TOTAL DEFERRED TAX LIABILITIES                                                     $  (234,914)  $  (201,275)  $  (33,639)
                                                                                   ----------------------------------------


 NET ADMITTED DEFERRED TAX ASSETS/(LIABILITIES):                                    $   691,892   $   782,765   $  (90,873)
                                                                                   ========================================

The change in net deferred tax assets is comprised of the following: (this analysis is exclusive of non-admitted assets as the Change in Non-Admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement):

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------

Description                                                       2011         2010       CHANGE
                                                             --------------------------------------

 Adjusted gross deferred tax assets                           $ 1,755,256  $ 1,001,809  $  753,447
 Total deferred tax liabilities                                  (234,914)    (201,275)    (33,639)
                                                             --------------------------------------
 Net deferred tax assets                                        1,520,342      800,534     719,808
 Deferred tax assets/(liabilities) - SSAP 3                                                     -
 Deferred tax assets/(liabilities) - unrealized                                              3,008
 Deferred tax - noncash settlement through paid-in-capital                                  57,153

                                                                                       ------------
 Total change in deferred tax                                                              659,647
                                                                                       ============

 Change in deferred tax - current year                                                     643,845
 Change in deferred tax - current year - other surplus items                                15,802
                                                                                       ------------
 Change in deferred tax - current year - total                                             659,647
                                                                                       ============

                                                                CURRENT      DEFERRED      TOTAL
                                                             --------------------------------------
 SSAP 3 impact:
       SSAP 3 - general items                                     (20,102)      90,565      70,463
       SSAP 3 - unrealized gain/loss                                   -      (101,902)   (101,902)
                                                             --------------------------------------
       Total SSAP 3                                               (20,102)     (11,337)    (31,439)
       SSAP 3 - statutory valuation allowance                          -        11,337      11,337
                                                             --------------------------------------
       SSAP 3 - adjusted tax assets and liabilities               (20,102)          -     (20,102)
       SSAP 3 - non-admitted impact                                22,382           -       22,382
                                                             --------------------------------------
 Total SSAP 3 impact                                          $     2,280           -   $    2,280
                                                             ======================================

STATUTORY VALUATION ALLOWANCE

Under SSAP 10R, statutory gross deferred tax assets must be reduced to the extent it is determined that valuation allowance would be required under U.S. GAAP valuation allowance principles pursuant to Accounting Standard Codification
(ASC) 740, Income Taxes. Significant judgment is required in determining the provision for income taxes and, in particular, in the assessment of whether and in what magnitude a valuation allowance should be recorded. At December 31, 2011, the Company recorded gross deferred tax assets before valuation allowance of tax assets of $1,755,256. Management believes that it is more likely than not that these assets will be realized in the forseeable future therefore the Company has not recorded a valuation allowance against its deferred tax asset. This assessment is based on the Company's expectation based on a "more likely than not" standard in measuring its ability to realize its gross deferred tax assets reported on the Company's statement of admitted assets at December 31, 2011.

When making its assessment about the realization of its deferred tax assets at December 31, 2011, the Company considered all available evidence, as required by income tax accounting guidance, including:

     -    the  nature,   frequency,  and  severity  of  current  and  cumulative
          financial reporting losses;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     - transactions completed and transactions expected to be completed in the near future;

     - the carryforward periods for the net operating and capital loss and foreign tax credit carryforward;

     - the application of the amended tax sharing agreement between the tax Sub Group and the Ultimate Parent; and

     - tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.

Despite the existence of cumulative losses in recent years, including losses related to adverse development in 2009, 2010 and 2011, the Company has been able to implement tax planning strategies to protect against the loss of deferred tax assets, and the Company has concluded that it is more likely than not that its net deferred tax assets will be realized at December 31, 2011.

In concluding that a portion of the statutory gross deferred tax assets are realizable under the U.S. GAAP valuation allowance model, the Company considered both the positive and negative evidence regarding its ability to generate sufficient taxable income to realize the reported adjusted deferred tax assets.

Negative evidence included (i) the existence of cumulative losses in recent years, including losses related to adverse development in 2009 and 2010 of $1,006,000 and $1,506,600, respectively; (ii) the risk that the Company will not be able to execute upon on all of its strategies and actions in the anticipated timeframe; (iii) that Chartis is unable to continue generating profits from the foreign insurance business which the Company has asserted that it can reinsure into the Company; and (iv) that the Company is unable to identify securities earning the investment yields contemplated in the projections and strategies which represented yields ranging from 3.75 percent to 10.8 percent.

Positive evidence included the availability of prudent and feasible tax planning strategies and AIG's, Chartis' and the Company's ability to execute on tax planning strategies and/or actions, if required, that would allow the Company to generate taxable income in order to realize the statutory gross deferred tax assets. These tax planning strategies included: (i) converting tax-exempt investment income to taxable investment income through both the municipal bond borrowing program or through the sale of additional tax-exempt securities to third parties and affiliates and reinvestment of the proceeds in taxable securities; and (ii) investing available resources into higher yielding assets.

It is important to note, estimates of future taxable income generated from specific transactions and tax planning strategies could change in the near term, perhaps materially, which may require the Company to adjust its assessment of the need for a valuation allowance. Such adjustments could be material to the Company's financial condition or its results of operations for an individual reporting period.

STATUTORY ADMISSIBILITY

Once the $1,755,256 of adjusted gross deferred tax asset was quantified, this value was assessed for statutory admissibility using SSAP 10R's three part test. The first test allows for the admissibility of adjusted gross deferred tax assets that are expected to reverse in the next three years and could be used to recover taxes paid in prior years. Based upon the Company's tax sharing agreements discussed at Note 8, no carryback potential exists and thus no adjusted gross deferred tax asset can be admitted under this first test. The second test allows for an adjusted gross deferred tax asset to be admitted based upon the lesser of 15 percent of adjusted statutory surplus of the most recently filed

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


statement and the adjusted gross deferred tax assets expected to reverse within the next three years and that it is expected to be realized (i.e., provide incremental cash tax savings). Under this test, the Company is required to project future taxable income. If operating results differ from those expected in the Company's projections, the amount of the adjusted gross deferred tax asset admitted could materially change. The Company's projections used in determining the admissibility of adjusted gross deferred tax assets included the consideration of the tax planning actions and strategies discussed above and carry similar risks, including the possibility of continuing adverse development in the prior year loss reserves. Finally, the adjusted gross deferred tax assets not admitted under the first two tests can be admitted to the extent there are existing deferred tax liabilities allowable under the relevant tax law. As a result of these tests for statutory admissibility, $691,892 of adjusted gross deferred tax assets were admitted as of December 31, 2011.

The Company does not have any unrecorded deferred tax liabilities.

The Company's income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35 percent to income before income taxes as follows:

                                                       2011                    2010                     2009
                                               ---------------------  ------------------------  ------------------------
 Description                                     AMOUNT   TAX EFFECT    AMOUNT    TAX EFFECT     AMOUNT      TAX EFFECT
---------------------------------------------  ---------------------  ------------------------  ------------------------
 Net income before federal income taxes and
 capital gains taxes                           $ 480,413  $ 168,145   $ (749,113) $  (262,190) $  184,874  $     64,706
 Book to tax adjustments:
   Tax exempt income                            (304,201)  (106,470)    (420,450)    (147,157)   (456,093)     (159,633)
   Intercompany dividends                         (6,294)    (2,203)           -            -     (94,815)      (33,185)
   Dividend received deduction                      (451)      (158)      (8,767)      (3,069)    (18,128)       (6,345)
   Subpart F income, gross-up & foreign
   tax credits                                    14,771     (3,291)     (36,387)     (13,104)          -             -
   Meals and entertainment                             -          -          567          199         862           302
   Stock options and other compensation           27,409      9,593        4,644        1,625           -             -
   Non-deductible penalties                        1,442        505            -            -           -             -
   Change in non-admitted assets                  84,424     29,549      162,087       56,731    (102,726)      (35,954)
   Change in tax position                              -     (5,702)           -       11,310           -        59,878
   Statutory valuation allowance               (753,998)   (753,998)     765,335      765,335           -             -
   Sale of divested entities                           -          -            -            -     (70,576)      (24,702)
   Return to provision                                 -    (5,690)            -       19,394           -        11,457
   Branch incorporation & conversion (Hong
  Kong/Singapore/Australia)                         (536)      (188)           -            -           -             -
   Non-deductible expenses                        34,253     11,989            -            -           -         1,399
   Other                                            (252)       (89)           -       (5,297)     (4,392)       (2,195)
------------------------------------------------------------------------------------------------------------------------
          Total book to tax adjustments         (903,433)  (826,153)     467,029      685,967    (745,868)     (188,978)
------------------------------------------------------------------------------------------------------------------------
 Total federal taxable income and tax          $(423,020) $(658,008)  $ (282,084) $   423,777  $ (560,994)    $(124,272)
========================================================================================================================

 Federal income tax incurred                               (104,195)                 (141,920)                 (122,307)
 Federal income tax on realized capital gains                90,032                   169,323                    57,389
 Change in deferred tax                                    (659,647)                  396,374                   (59,354)
 Less: Change in deferred tax - other
  surplus items                                              15,802                         -                         -
                                                          ---------               -----------              -------------
 Total tax                                                $(658,008)              $   423,777              $   (124,272)
                                                          =========               ===========              =============

As of December 31, 2011, the Company had $69,946 foreign tax credits carry forwards expiring through the year 2021, and $1,317,835 of net operating loss carry forwards expiring through the year 2031 that are available to offset against future taxable income. The Company has no capital loss carry forwards remaining as of December 31, 2011 and no other unused tax credits available to offset against future taxable income as of December 31, 2011 and 2010.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses which it may

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes. Currently, there is no federal income tax incurred available for recoupment in the event of future net operating losses for tax purposes.

As of December 31, 2011, the Company had no deposits under IRC Section 6603.

In 2009, tax liabilities relating to uncertain tax positions and tax return errors and omissions relating to the Company were held by Chartis, Inc., the Subgroup Parent. Pursuant to the amended tax sharing agreement that was effective January 1, 2010, Chartis, Inc. continues to assume the liabilities for uncertain tax positions of the Company; however any change in liability relating to tax return errors and omissions are now reflected as liabilities of the Company at December 31, 2011. As of December 31, 2011, the Company recorded gross liabilities related to tax return errors and omissions in the amount of $17,411.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

 At December 31, 2011

 MAJOR TAX JURISDICTIONS          OPEN TAX YEARS
--------------------------------------------------
 UNITED STATES                     2000 - 2010


NOTE 9 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A.   PENSION PLAN


     Employees of AIG, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     The AIG Retirement Plan (the AIG U.S. Plan) is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act (ERISA) of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than 5 years of service, such employee forfeits his or her right to receive any accumulated pension benefits.

     The Company is jointly and severally responsible with AIG and other participating companies for funding

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      obligations for the AIG U.S. Plan, ERISA qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

      Annual funding requirements are determined based on the "traditional unit credit" cost method. The objective under this method is to fund each participant's benefit under the plan as it accrues. Thus, the total pension to which each participant is expected to become entitled at retirement is broken down into units, each associated with a year of past or future credited service.

      Effective April 1, 2012, the AIG U.S. Plan and AIG Excess plans will be converted from final average pay to cash balance formulas comprised of pay credits based on 6 percent of a plan participant's annual compensation (subject to IRS limitations for the qualified plan) and annual interest credits. However, employees satisfying certain age and service requirements remain covered under the final average pay formula in the respective plans.

      The following table sets forth the funded status of the AIG U.S. Plan, valued in accordance with SSAP No. 89, Accounting for Pensions (SSAP 89).

     -----------------------------------------------------------------------
     AS OF DECEMBER 31,                         2011            2010
     -----------------------------------------------------------------------
     Fair value of plan assets              $   3,432,515   $   3,424,553
     Less projected benefit obligation          4,219,931       3,574,840
     -----------------------------------------------------------------------
     Funded status                          $    (787,416)  $    (150,287)
     =======================================================================


      The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2011, 2010 and 2009 are set forth in the table below:

     ---------------------------------------------------------------------------------------------------------
     AS OF DECEMBER 31,                                2011                  2010                 2009
     ---------------------------------------------------------------------------------------------------------
      Discount rate                                     4.62%                5.50%                 6.00%
      Rate of compensation increase (average)           4.00%                4.00%                 4.00%
      Measurement date                           December 31, 2011    December 31, 2010     December 31, 2009
      Medical cost trend rate                            N/A                  N/A                   N/A
     ---------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------

      In 2011 and 2010, AIG allocated defined benefit expenses to the Company and its affiliates. The Company's allocated share of net expense for the AIG U.S. Plan was approximately $7,922 and $11,968 for 2011 and 2010, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     AIG also sponsors several unfunded nonqualified defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by AIG's other retirement plans. These include the AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain employees under the AIG U.S. Plan as a result of federal tax limitations on compensation and benefits payable, and the Supplemental Executive Retirement Plan (SERP), which provides additional retirement benefits to designated executives. The results in this footnote do not include the nonqualified plans.

B.   POSTRETIREMENT BENEFIT PLANS

     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents that were 65 years old by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination. The maximum life insurance benefit prior to age 70 is $33, with a maximum $25 thereafter.

     Effective January 1, 1993 both plans' provisions were amended: employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with SSAP No. 14, Postretirement Benefits Other Than Pensions (SSAP 14), as of December 31, 2011 and 2010 were $201,960 and $202,418, respectively. These obligations are not currently funded. The Company's allocated share of other postretirement benefit plan expenses were $589 and $112 for the years ended December 31, 2011 and 2010, respectively.

     Effective April 1, 2012, the Company subsidy for the retiree medical plan will only be provided to employees whose combination of age and credited service is equal to or greater than 65 points, who are at least age 55, and have at least 5 years of credited service as of March 31, 2012. The retiree plan will only provide access to coverage for all other retirees, but the Company subsidy will no longer be available to them.

     As sponsor of the AIG U.S. Plan and other benefit plans, AIG is ultimately responsible for the maintenance of these plans in compliance with law. The Company is not directly liable for obligations under the plan; its direct obligations result from AIG's allocation of its share of expenses from the plans. Such allocation is based on the Company's payroll.

C.   STOCK OPTION AND DEFERRED COMPENSATION PLANS

     Some of the Company's officers and key employees receive share-based compensation pursuant to awards granted under the AIG 2010 Stock Incentive Plan including share-based cash settled awards such as the Stock Salary and TARP RSU Awards and several other legacy AIG-sponsored employee compensation plans, which are linked to AIG common stock. Share-based cash settled awards are recorded as liabilities until the final payout is made or

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     the award is replaced with a stock-settled award. Unlike stock-settled awards, which have a fixed grant-date fair value (unless the award is subsequently modified), the fair value of unsettled or unvested liability awards are remeasured at the end of each reporting period based on the change in fair value of one share of AIG common stock. Legacy plans for which awards were still outstanding at December 31, 2011 include the AIG
     1999 Stock Option Plan, as amended, AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units and the AIG 2007 Stock Incentive Plan, as amended. During 2011 and 2010, AIG allocated to the Company compensation expense totaling $4,034 and $14,408, respectively, related to stock options and restricted stock units granted under these plans.

     In December 2009, AIG established the Long Term Incentive Plan under which management employees were offered the opportunity to receive additional compensation in the form of cash and stock appreciation rights (SARs) if certain performance metrics are met. During 2011 and 2010, AIG allocated to the Company $4,986 and $9,861, respectively, for expenses incurred under this plan.

     In addition to several small defined contribution plans, AIG sponsors a voluntary savings plan for U.S. employees, (the AIG Incentive Savings
     Plan), which provides for salary reduction contributions by employees and matching U.S. contributions by AIG of up to 7 percent of annual salary depending on the employees' years of service and subject to certain compensation limits. The Company's allocated pre-tax expense associated with this plan was, $4,957 and $7,156 in 2011 and 2010, respectively. Effective January 1, 2012, the AIG Incentive Savings Plan was amended to change the company matching contribution to 100 percent of the first 6 percent of participant contributions and to allow all employees to contribute up the annual IRS contribution maximum of $17.

D.   POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and Consolidated Omnibus Budget Reconciliation Act (COBRA) medical subsidies. The costs of these plans are borne by AIG and its participating subsidiaries.

E.   IMPACT OF MEDICARE MODERNIZATION ACT ON POST RETIREMENT BENEFITS

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2011 is $3,100.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 10 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS


A.   CAPITAL AND SURPLUS

     The Company returned $1,420,000 in capital to its immediate parent as a result of reducing the par value of its common capital stock from $0.015 per share to $0.0115065 per share. The return of capital was accomplished by two separate transactions. On March 31, 2011, the Company reduced the par value of its common stock from $0.015 per share to $0.0124578 per share. On September 30, 2011, the Company further reduced the par value of its common stock to $0.0115065 per share. As a result of these transactions, the Company's common capital stock was reduced by $5,922 and its gross paid in and contributed surplus was reduced by $1,414,078. Both transactions were approved by the Company's board of directors and NY DFS.

     The portion of unassigned surplus as of December 31, 2011 and 2010 represented by each item below is as follows:


     --------------------------------------------------------

                                      2011           2010
     --------------------------------------------------------
     Unrealized gains            $     198,889   $   220,760

     Non-admitted asset values      (1,224,794)     (458,968)

     Provision for reinsurance         (78,525)      (99,443)
     --------------------------------------------------------

     --------------------------------------------------------

     In calculating the provision for reinsurance as of December 31, 2011, management utilized collateral including letters of credit provided by its Ultimate Parent of $381,134. In calculating the provision for reinsurance as of December 31, 2010, management utilized collateral including letters of credit and assets in trust provided by its Ultimate Parent of $314,752 and $26,752, respectively. The use of these assets was approved by the domiciliary regulator.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     The changes in unrealized gains and non-admitted assets reported in the Statements of Operations and Changes in Capital and Surplus were derived as follows:

     --------------------------------------------------------- ------------ -------------
     Change in net unrealized gains                 2011           2010      2009
     --------------------------------------------------------- ------------ -------------
     Unrealized gains, current year              $   198,889   $   220,760   $   441,772
     Unrealized gains, previous year                 220,760       441,772       739,654
                                                ------------- ------------- -------------
     Change in unrealized gains                      (21,871)     (221,012)     (297,882)

     Change in tax on unrealized gains                 3,008       110,099       202,913
     Change in accounting principles SSAP 43R              -             -        (6,693)
     Adjustments to beginning surplus                  2,913       (40,963)       (8,900)
     Derivatives - change in foreign exchange          5,940        (4,250)            -
     Amortization of goodwill                         (7,967)       (5,204)       (2,502)
     Other - Japan UTA                                62,374             -             -
                                                ------------- ------------- -------------
     Change in unrealized, net of taxes          $    44,397   $  (161,330)  $  (113,064)
                                                ============= ============= =============

(a) The 2009 balance includes $3,395 of adjustments to the income tax effect of capital gains.


     ---------------------------------------------------------------------------
     Change in non-admitted asset values             2011                2010
     ---------------------------------------------------------------------------

     Non-admitted asset values, current year     $  (1,224,794)   $    (458,968)
     Non-admitted asset values, previous year         (458,968)      (1,087,959)
                                                ---------------  ---------------
     Change in non-admitted assets                    (765,826)         628,991

     Change in SSAP 10R                               (189,739)          11,994
     Adjustments to beginning surplus                   29,308         (128,361)
     Other surplus adjustments                               -              613
                                                ---------------  ---------------
     Change in non-admitted assets               $    (926,257)   $     513,237
                                                ===============  ===============


B.   RISK-BASED CAPITAL REQUIREMENTS

     The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2011

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     reporting period.


C.   DIVIDEND RESTRICTIONS

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0 percent of the Company's statutory earned surplus as of December 31, 2011, or 100.0 percent of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2011) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of NY DFS. As of December 31, 2011, the maximum dividend payment, which may be made without prior approval during 2012, is approximately $308,827.

     Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

     As of December 31, 2011 and 2010, the Company paid dividends to Chartis U.S., Inc. of $137,458 and $301,343, respectively, which included $0 of extraordinary dividends.


NOTE 11 - CONTINGENCIES

A.   LEGAL PROCEEDINGS

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     The National Association of Insurance Commissioners Market Analysis Working Group, led by the states of Ohio and Iowa, is conducting a multi-state examination of certain accident and health products, including travel products, issued by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"). The examination formally commenced in September 2010 after National Union, based on the identification of certain regulatory issues related to the conduct of its accident and health insurance business, including rate and form issues, producer licensing and appointment, and vendor management, requested that state regulators collectively conduct an examination of the regulatory issues in its accident and health business. In addition to Ohio and Iowa, the lead states in the multi-state examination are Minnesota, New Jersey and Pennsylvania, and currently a total of 38 states have agreed to participate in the multi-state examination. As part of the multi-state examination, an Interim Consent Order was entered into with Ohio on (A) January 7, 2011, in which National Union agreed, on a nationwide basis, to cease marketing directly to individual bank customers accident/sickness policy forms that had

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     been approved to be sold only as policies providing blanket coverage, and to certain related remediation and audit procedures and (B) on February 14, 2012, in which National Union agreed, on a nationwide basis, to limit outbound telemarketing to certain forms and rates. A Consent Order was entered into with Minnesota on February 10, 2012, in which National Union and Travel Guard Group Inc. agreed to (i) cease automatically enrolling Minnesota residents in certain insurance relating to air travel, (ii) pay a civil penalty to Minnesota of $250 and (iii) refund premium to Minnesota residents who were automatically enrolled in certain insurance relating to air travel. In early 2012, Chartis U.S., Inc., on behalf of itself, National Union, and certain of Chartis U.S., Inc.'s insurance companies (collectively, "Chartis U.S.") and the lead regulators agreed in principle upon certain terms to resolve the multi-state examination. The terms include Chartis U.S.'s (i) payment of a civil penalty of up to $51,000,
     (ii) agreement to enter into a corrective action plan describing agreed-upon specific steps and standards for evaluating Chartis U.S.'s ongoing compliance with laws and regulations governing the regulatory issues identified in the examination, and (iii) agreement to pay a contingent fine in the event that Chartis U.S. fails to substantially comply with the steps and standards agreed to in the corrective action plan. AIG has established a reserve equal to the amount of the civil penalty under the proposed agreement. As the terms outlined above are subject to agreement by the lead and participating states and appropriate agreements or orders, the Company (i) can give no assurance that these terms will not change prior to a final resolution of the multi-state examination that is binding on all parties and (ii) cannot predict what other regulatory action, if any, will result from resolving the multi-state examination. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse effect on Chartis's consolidated results of operations for an individual reporting period, the ongoing operations of the business being examined, or on similar business written by other AIG carriers. National Union and other Chartis companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course.

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

     The  intervening  plaintiffs  had  requested  a  stay  of  all trial  court
     proceedings      pending      their      appeal      of      an       order

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and Chartis Specialty Insurance Company, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

     After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action discovery. The parties are presently engaged in class discovery, and plaintiffs' motion for class certification is scheduled for a hearing starting on May 30, 2012.

     As of April 18, 2012, the parties have not commenced general discovery, and the court has not determined if a class action is appropriate or the size or scope of any class. The Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

     On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the Bankruptcy Code). On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties moved to remand the case, and the Court granted that motion on April 12, 2010.

     In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

     Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's bankruptcy proceeding is pending. The AIG Parties filed a motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal, and consideration of RPC's transfer motion was stayed until the Court ruled on the AIG Parties' motion to dismiss. On August 10, 2009, the Court granted the AIG Parties' motion to dismiss and denied RPC's transfer motion as moot. To the AIG Parties' knowledge, since that time, RPC has not sought to have the New Jersey state court action reinstated. The settlement discussed below contains a release from RPC to the AIG Parties that covers the claims RPC asserted against the AIG Parties in the New Jersey Action.

     On December 28, 2010, the Bankruptcy Court granted motions to approve settlements entered into in September 2010 between the AIG parties and the RPC Defendants (other than two of RPC's affiliates whose corporate privileges have been suspended by their respective states of incorporation and are therefore unable to enter into contracts) resolving all claims and counterclaims between the AIG parties and the RPC Defendants, and on March 16, 2011 the Court entered an Order dismissing the case with prejudice. The settlements will not have a material adverse effect on the AIG parties' financial position.

     On March 23, 2011, certain AIG entities were served with a Summons with Notice of a suit filed in New York Supreme Court (Nassau County) by William Wallach, The William Wallach Irrevocable Trust, Lawrence Wallach, and Richard Wallach. Prior to his death in 2010, William Wallach was the majority shareholder in RPC. The Summons with Notice indicates that the suit purports to seek damages of $375,000 for breach of contract, misrepresentation, breach of fiduciary duty, fraud, deceit, tortious interference with contractual relations and prima facie tort.

     Following motion practice in the District Court, the matter was referred to the Bankruptcy Court as related to the settlement that was approved on March 16, 2011. The AIG Defendants requested leave to move for sanctions because they assert the complaint is frivolous, and the plaintiffs indicated their intent to file an amended complaint. On October 5, 2011, the Bankruptcy Court set a 60-day deadline for plaintiffs to amend, if so advised, and to determine whether they wish to proceed notwithstanding AIG Defendants' assertion that the claim is frivolous. The plaintiffs neither withdrew nor amended their complaint within the 60-day deadline set by the Bankruptcy Court. On December 7, 2011, the Bankruptcy Court indicated that the AIG Defendants should file their motions to dismiss and for sanctions against the plaintiffs' existing complaint, returnable January 18, 2012. The AIG Defendants filed their motions to dismiss and for sanctions on December 19, 2011. On February 1, 2012, the bankruptcy court dismissed the complaint without prejudice and set a March 5, 2012 hearing date for the AIG Defendants' sanctions motion. At that hearing, the Court granted the AIG Defendants' sanctions motion.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

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     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95 percent) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

     Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements.

     On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company (collectively, the AIG parties), with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1,000,000. On August 6, 2007, the court denied the AIG parties' motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied the AIG parties' motion to dismiss the complaint. On March 17, 2008, the AIG parties filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

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     NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008.

     On January 26, 2009, the AIG parties filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss the AIG parties' counterclaims; granting the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for fraud, breach of fiduciary duty and unjust enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. On August 20, 2009, the court granted the AIG parties' motion to dismiss the NWCRP's claims for lack of subject matter jurisdiction. On September 25, 2009, the AIG parties, now in the position of plaintiff, filed an amended complaint that repleads their RICO and conspiracy claims -- previously counterclaims that were dismissed without prejudice -- against several competitors, as well as repleads the AIG parties' already sustained claims for fraud, breach of fiduciary duty and unjust enrichment against those parties, the NWCRP and the NCCI. On October 8, 2009, one competitor filed amended counterclaims against the AIG parties. The amended counterclaim is substantially similar to the complaint initially filed by the NWCRP, but also seeks damages related to non-NWCRP states and guaranty funds, in addition to asserting claims for other violations of state law.

     On October 30, 2009, all of the parties now in the position of defendant -- the AIG parties' competitors, the NWCRP and NCCI -- filed motions to dismiss many of the AIG parties' amended claims, and the AIG parties filed a motion to dismiss many of their competitor's counterclaims. On July 1, 2010 the Court denied the pending motions to dismiss as to all claims, except that it dismissed the AIG parties' claim for unjust enrichment. On July 30, 2010, the NWCRP filed a motion for reconsideration of the Court's decision denying its motion to dismiss the accounting claim asserted against it by the AIG parties, and that motion was denied on August 16, 2010.

     On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint was styled as an "alternative complaint," should the court grant the AIG parties' motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, the AIG parties filed a motion to dismiss many of the claims asserted in the class action complaint. On July 1, 2010, the Court denied the pending motion to dismiss as to all claims, except that it dismissed the plaintiffs' claim for promissory estoppel against the AIG subsidiary defendants (the promissory estoppel claim against AIG survives). Class discovery has been completed, and on July 16, 2010, the plaintiffs filed a motion for class certification. The AIG parties filed their opposition to this motion on October 8, 2010.

     On January 5, 2011, the AIG parties executed a term sheet with a group of intervening plaintiffs, made up of seven participating members of the NWCRP that filed a motion to intervene in the class action for the purpose of settling

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

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     the claims at issue on behalf of a settlement class. The proposed class-action settlement would require AIG to pay $450,000 to satisfy all liabilities to the class members arising out of the workers compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in a fund established as part of AIG's settlement with the NYAG and NYDOI in 2006 (the "Workers Compensation Fund"), as addressed above, less any amounts previously withdrawn to satisfy AIG's regulatory settlement obligations, as addressed below. On January 13, 2011, their motion to intervene was granted. On January 19, 2011, the intervening class plaintiffs filed their Complaint in Intervention. On January 28, 2011, the AIG parties and the intervening class plaintiffs entered into a settlement agreement embodying the terms set forth in the January 5, 2011 term sheet and filed a joint motion for certification of the settlement class and preliminary approval of the settlement. If Court approval becomes final, the settlement agreement will resolve and dismiss with prejudice all claims that have been made or that could have been made in the consolidated litigations pending in the Northern District of Illinois arising out of workers compensation premium reporting, including the class action, other than claims that are brought by or against any class member that opts out of the settlement. On April 29, 2011, Liberty Mutual Group filed papers in opposition to preliminary approval of the proposed settlement and in opposition to certification of a settlement class, in which it alleged that AIG's actual exposure should the class action continue through judgment to be in excess of $3,000,000. The AIG parties dispute this allegation.

     On August 1, 2011,  the Court  issued an  opinion  and order  granting  the pending motion for settlement class certification and preliminarily approving the proposed class action settlement, subject to certain minor modifications to the settlement agreement that the Court noted the parties already had agreed to make. The opinion and order stated that it would become effective upon entry of a separate Findings and Order Preliminarily Certifying a Settlement Class and Preliminarily Approving Proposed Settlement, which was then entered on August 5, 2011. Liberty Mutual sought leave from the United States Court of Appeals for the Seventh Circuit to appeal the August 5, 2011 class certification decision, which was denied on August 19, 2011. Notice of the settlement was issued to the class members on August 19, 2011 advising that any class member wishing to opt out of or object to the class action-settlement was required to do so by October 3, 2011. RLI Insurance Company and its affiliates, which were to receive less than one thousand dollars under the proposed settlement, sent the only purported opt-out notice. Liberty Mutual, including its subsidiaries Safeco and Ohio Casualty, and the Kemper group of insurance companies, through their affiliate Lumbermens Mutual Casualty, were the only two objectors. The AIG parties and the settling class plaintiffs filed responses to the objectors' submissions on October 28, 2011. The Court conducted a final fairness hearing on November 29, 2011. Immediately prior to the hearing, Lumbermens Mutual Casualty withdrew its objection to the settlement. On December 21, 2011, the Court issued an Order granting final approval of the settlement, but staying that ruling pending a forthcoming opinion. On February 28, 2012, the Court entered a final order and judgment approving the class action settlement. Liberty Mutual, Safeco and Ohio Casualty filed notices of their intent to appeal the Court's final order and judgment. The Court of Appeals for the Seventh Circuit has consolidated the appeals. Liberty Mutual, Safeco and Ohio Casualty are to submit their opening briefs on or before May 29, 2012.

     The $450,000 settlement amount, which is currently held in escrow pending final resolution of the class action settlement, was funded in part from the approximately $191,500 remaining in the Workers' Compensation Fund, after the transfer of the $146,500 in fines, penalties, and premium taxes discussed in the NAIC Examination of Workers' Compensation Premium Reporting matter below. In the event that the appeal of the class action

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

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     settlement is successful, the litigation could resume. AIG has an accrued liability equal to the amounts payable under the settlement.

     A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and the AIG parties filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted the AIG parties' motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted the AIG parties' motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted the AIG parties' motion to strike certain allegations from the complaint. On July 19, 2010, the South Carolina Supreme Court held that the filed-rate doctrine did not bar plaintiffs' claims. On December 21, 2011, plaintiffs filed a motion for class certification, which the AIG parties opposed on January 23, 2012. On February 29, 2012, the parties agreed in principle to settle the case for a payment by defendants of $4,000. If that settlement is approved by the court and the settlement becomes final, the case will be concluded.

     In April 2007,  the National  Association of Insurance  Commissioners  (the
     NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996.

     On December  17,  2010,  AIG and the lead states  reached an  agreement  to settle all regulatory liabilities arising out of the subjects of the multistate examination. The regulatory settlement agreement includes, among other terms, (i) AIG's payment of $100,000 in regulatory fines and penalties; (ii) AIG's payment of $46,500 in outstanding premium taxes;
     (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulators governing the setting of workers compensation insurance premium rates and the reporting of workers compensation premiums; and (iv) AIG's agreement to pay up to $150,000 in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. The $146,500 in fines, penalties and premium taxes can be funded out of the $338,000 held in the Workers Compensation Fund, discussed above, to the extent that such monies have not already been used to fund the class action settlement discussed above. The regulatory settlement originally was contingent upon, among other events:
     (i) a final, court-approved settlement being reached in all the lawsuits currently pending in Illinois arising out of workers compensation premium reporting issues, discussed above, including the putative class action, except that such settlement need not resolve claims between AIG and the Liberty Mutual Group and (ii) a settlement being reached and consummated between AIG and certain state

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

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     insurance guaranty funds that may assert claims against AIG for underpayment of guaranty-fund assessments. AIG and the other parties to the regulatory settlement agreement subsequently agreed to waive the settlement contingency of a final settlement in the lawsuits, provided that such waiver will not become effective until AIG consummates a settlement with the state insurance guaranty associations.

     AIG and certain subsidiaries have established a reserve equal to the amounts payable under the proposed settlement.

     After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

     The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust
     Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

     The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company), Chartis Property Casualty Company (f/k/a both Birmingham Fire Insurance Company of Pennsylvania and AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories.
     Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

     The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

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     and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

     The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007.

     On August 16, 2010, the Third Circuit affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. The Third Circuit also affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. With respect to the antitrust claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" conspiracy to protect incumbent insurers that is based on allegations of bid-rigging involving excess casualty insurance. The Court remanded this claim to the District Court, instructing it to consider whether plaintiffs must satisfy the heightened pleading standard for fraud, and if so, whether this remaining claim meets that standard. With respect to the RICO claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" enterprise based on allegations of bid-rigging involving excess casualty insurance. The Court remanded this claim to the District Court for consideration as to whether plaintiffs had adequately pled the remaining RICO elements not previously considered by the District Court dismissing the Commercial Complaint. Because the Third Circuit vacated in part the judgment dismissing the federal claims in the Commercial Complaint, the Third Circuit also vacated the District Court's dismissal of the state-law claims in the Commercial Complaint. On October 1, 2010, defendants in the Commercial Complaint filed motions to dismiss the remaining remanded claims in the District Court of New Jersey.

     On March 18, 2011, AIG, certain subsidiaries and certain other insurer and broker defendants agreed in principle to settle the multi-district litigation with a class consisting of all purchasers of commercial insurance policies from 1998 through 2004 that were issued by any of the defendants named in the Commercial Complaint and brokered through any of the insurance brokers named as defendants in the Commercial Complaint. Once the settlement is finalized approved by the Court and any appeals of Court approval or exhausted, the AIG defendants will pay a total of $6,750 towards a total group settlement payment of $36,750. A portion of the total settlement fund, which includes plaintiffs' attorneys' fees and class notice and administration fees, would be distributed to purchasers of excess casualty policies from any of the settling defendants and brokered through Marsh, with the remainder being

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

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     used to fund a settlement that would be paid to a charitable or educational organization to be agreed to by the settling parties. On June 20, 2011, the Court "administratively terminated" without prejudice the various Defendants' pending motions to dismiss the proposed class plaintiffs' operative pleading indicating that those motions may be re-filed after adjudication of all issues related to the proposed class settlement and subject to the approval of the Magistrate Judge. On June 27, 2011, the Court preliminarily approved the class settlement. On June 30, 2011, AIG and certain subsidiaries placed their portion of the total settlement payment into escrow. If the settlement does not receive final court approval, those funds will revert to those parties. A final fairness hearing took place on September 14, 2011. On March 30, 2012, the Court granted final approval of the class settlement. The deadline for objectors to initiate appeals, if any, from the order granting final approval of the settlement is April 30, 2012.

     A  number  of  complaints  making  allegations  similar  to  those  in  the multi-district litigation have been filed against AIG, certain AIG subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although four cases have proceeded (one each in Florida and New Jersey state courts that have settled, and one each in Texas and Kansas state courts that are proceeding). In the Texas case, a hearing was held on November 11, 2009 on defendants' Special Exceptions. In the Kansas case, defendants are appealing the trial court's April 2010 denial of defendants' motion to dismiss to the Kansas Supreme Court.

     On October 17, 2011, the Court conducted a conference in connection with the tag-along actions that have been consolidated with the Multi-District Litigation, and subsequently ordered that discovery and motion practice may proceed in those cases. The parties subsequently submitted proposed scheduling orders for discovery and any additional motion practice to the Court, and a scheduling conference has been scheduled before the magistrate judge for April 30, 2012.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

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B.   LEASES

     As of December 31, 2009, all leases were transferred from the Company to National Union. Lease expenses are allocated to each affiliate based upon the percentage of space occupied. The Company's share of these transactions is based on its allocation as a member of the Admitted Pool, based upon its stated pool percentage.

C.   OTHER CONTINGENCIES

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2011, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements the likelihood of a loss is remote.

     The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all life insurers (mostly affiliates) which the Company remains contingently liable amounted to $1,542,389 as of December 31, 2011. Also, as of December 31, 2011, the Company had the following amounts of annuities in excess of 1 percent of its policyholders' surplus due from the following life insurers:


-----------------------------------------------------------------------------------------------------------
                                                                                               Licensed in
Name of life insurer                                                  Location   Balances       New York
-----------------------------------------------------------------------------------------------------------
American General Life Insurance Company                               Texas      $    82,441        No
The United States Life Insurance Company in the City of New York      New York       879,607       Yes
American General Life Insurance Company of Delaware                   Delaware       311,845        No
BMO Life Assurance Company                                            Canada         206,164        No
-----------------------------------------------------------------------------------------------------------


     As part of its private equity portfolio investment, as of December 31, 2011 the Company may be called upon for an additional capital investment of up to $263,490. The Company expects only a small portion of this portfolio will be called during 2012.

     The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. All guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that guaranteed entities failed to make payments under the policies of insurance issued during the period of the guarantee. For guarantees that have been terminated, the Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entities during the period in which the guarantee was in force.

     The Company has not been required to perform under any of the guarantees that it had issued.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

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     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Additionally, each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with a hold harmless agreement relative to the guarantee. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

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     The following schedule sets forth the effective and termination dates of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets, estimated loss to the Company and policyholder surplus for each guaranteed entity as of December 31, 2011:


     -------------------------------------------------------------------------------------------------------------------------------

                                                                POLICYHOLDER     INVESTED
                                              DATE     DATE     OBLIGATIONS      ASSETS @    ESTIMATED LOSS  POLICYHOLDERS' SURPLUS
     GUARANTEED COMPANY                      ISSUED  TERMINATED @ 12/31/2011     12/31/2011     @ 12/31/2011        @ 12/31/2011
     -------------------------------------------------------------------------------------------------------------------------------
     21st Century Advantage Insurance
     Company (f/k/a AIG Advantage
     Insurance Company)                 *  12/15/97   8/31/09  $       5,645  $      28,397  $            -  $               26,124

     AIG Edison Life Insurance
     Company (formerly GE Edison Life
     Insurance Company)                 **  8/29/03   3/31/11     26,660,158     26,944,023               -               2,123,663

     Farmers Insurance Hawaii (f/k/a
     AIG Hawaii Insurance Company,
     Inc.)                              *   11/5/97   8/31/09         16,983         84,066               -                  76,624

     Chartis Seguros Mexico SA (f/k/a
     AIG Mexico Seguros
     Interamericana, S.A. de C.V.)          12/15/97       -         166,073        100,369               -                  81,157

     American General Life and
     Accident Insurance Company              3/3/03   9/30/10      8,440,946      9,262,389               -                  629,299

     American General Life Insurance
     Company                                 3/3/03  12/29/06     31,095,613     41,395,196               -               7,393,647

     American International Assurance
     Company (Australia) Limited            11/1/02  10/31/10        380,000      1,308,000               -                 404,000

     21st Century North America
     Insurance Company (f/k/a
     American International Insurance
     Company)                           *   11/5/97   8/31/09         37,488        587,979               -                 489,328

     21st Century Superior Insurance
     Company (f/k/a American
     International Insurance Company
     of California, Inc.)               *   12/15/97  8/31/09          1,910         29,818               -                  27,209

     21st Century Pinnacle Insurance
     Company (f/k/a American
     International Insurance Company
     of New Jersey)                     *   12/15/97  8/31/09         13,789         42,910               -                  38,272

     Chartis Europe, S.A. (formerly
     AIG Europe, S.A.)                      9/15/98         -      6,527,141      6,654,194               -               3,390,807

     Chartis UK (f/k/a Landmark
     Insurance Company, Limited (UK))       3/2/98   11/30/07        188,322      5,379,752               -               1,949,112

     Lloyd's Syndicate  1414 (Ascot
     Corporate Name)                        1/20/05  10/31/07        139,593        663,562               -                 151,865

     SunAmerica Annuity and Life
     Assurance Company (Anchor
     National Life Insurance Company)        1/4/99  12/29/06     14,680,609     25,906,187               -                 814,143

     SunAmerica Life Insurance
     Company                                 1/4/99  12/29/06      9,474,897     13,652,491               -               2,907,242

     The United States Life Insurance
     Company in the City of New York         3/3/03   4/30/10      9,667,411     22,548,377               -               1,842,268

     The Variable Annuity Life
     Insurance Company                       3/3/03  12/29/06     45,334,090     64,692,369               -               4,238,814
     -------------------------------------------------------------------------------------------------------------------------------

      TOTAL GUARANTEES                                         $ 152,830,668  $  219,280,079  $            -  $          26,583,574
     ===============================================================================================================================

      * The guaranteed company was formerly part of AIG's Personal Auto Group and was sold on July 1, 2009 to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group (ZFSG). As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to its obligations under this guarantee.

      ** AIG Edison Life Insurance Company was sold by AIG to Prudential Financial, Inc (PFI) on February 1, 2011. As part of the sale, PFI provided the Company with a hold harmless agreement with respect to its obligations under this guarantee. Amounts disclosed are based on the Edison's fiscal year end of 3/31/2011.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 12 - OTHER SIGNIFICANT MATTERS

The Company underwrites a significant concentration of its direct business with brokers.

As of December 31, 2011 and 2010, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

--------------------------------------------------------------------------------
OTHER ADMITTED ASSETS                                2011              2010
--------------------------------------------------------------------------------

Allowance provision                              $   (103,402)     $  (245,740)
Deposit accounting assets                                   3              686
Deposit accounting assets - funds held                      -           88,515
Guaranty funds receivable and on deposit               10,011           12,199
Intangible asset - Canada                             (63,660)        (107,372)
Loss funds on deposit                                  51,722           40,858
Note receivable - reinsurance commutation                   -           37,044
Paid loss clearing                                    346,118          318,312
Other assets                                           76,228          137,671
--------------------------------------------------------------------------------
   TOTAL OTHER ADMITTED ASSETS                   $    317,020      $   282,173
================================================================================


Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

As of December 31, 2011 and 2010, the Company has a liability for insolvency assessments, workers' compensation second injury and miscellaneous other assessments in the amounts of $138,076 and $40,428, respectively, with related assets for premium tax credits of $10,011 and $12,183, respectively. Of the amount accrued, the Company expects to pay approximately $73,994 for insolvency assessments, workers' compensation second injury and miscellaneous assessments during the next year and $54,071 in future periods. In addition, the Company anticipates it will realize $6,311 of premium tax offset credits and the associated liability in years two through five. The remaining $3,700 will be realized between years six and ten. A reconciliation of assets recognized from paid and accrued premium tax offsets as of December 31, 2011 is set forth below:


a.  Assets recognized from paid and accrued premium tax offsets
    and policy surcharges prior year-end                               $  12,183
b.  Decreases current year:
     Guarantuy fund refunds                                                  403
     Premium tax offset applied                                            2,639
c.  Increases current year:
     Premium tax offset paid                                                 870
d.  Assets recognized from paid and accrued premium tax offsets       -----------
     and policy surcharges current year-end                            $  10,011
                                                                      ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2011 and 2010, the Company had established an allowance for doubtful accounts of $103,402 and $245,740, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2011, 2010 and 2009, the Company recorded  $16,296,  $30,549 and $25,860, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Operations.

As of December 31, 2011 and 2010, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

-----------------------------------------------------------------------------------------
 OTHER LIABILITIES                                                  2011         2010
-----------------------------------------------------------------------------------------
 Accounts payable                                                $   42,160   $   29,894
 Accrued retrospective premiums                                      64,385       64,651
 Advance premiums                                                     9,915       11,102
 Amounts withheld or retained by company for account of others        4,467       12,459
 Deferred commission earnings                                         4,161        4,357
 Liability for pension and severance pay                             20,276       16,448
 Loss clearing                                                            -        1,777
 Policyholder funds on deposit                                        9,831        9,057
 Remittances and items not allocated                                 24,870       28,426
 Retroactive reinsurance payable                                        352        1,258
 Retroactive reinsurance reserves - assumed                               -        4,174
 Retroactive reinsurance reserves - ceded                             (899)      (2,077)
 Servicing carrier liability                                          6,929        5,597
 Escrow funds (NICO)                                                 25,693            -
 Other legal contingencies                                           52,613            -
 Other liabilities, includes suspense accounts, expense
   account balances and certain accruals                             60,119       60,578
---------------------------------------------------------------------------- ------------
  TOTAL OTHER LIABILITIES                                        $  324,872   $  247,701
=========================================================================================


On March 28, 2012, the balances reported as other legal contingencies were transferred to the parent company and recorded a deemed capital contribution in accordance with SSAP No. 72, Surplus and Quasi-reorganizations (SSAP 72).

NICO funds third party reinsurance recoverable on behalf of Chartis Reinsureds. Chartis reports the balances collected and due to NICO as Escrow funds.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 13 - SUBSEQUENT EVENTS

Type I - Recognized Subsequent Events:

Subsequent events have been considered through April 25, 2012 for the statutory statement issued on April 27, 2012.

None

Type II - Nonrecognized Subsequent Events:

Subsequent events have been considered through April 25, 2012 for the statutory statement issued on April 27, 2012.

Effective February 17, 2012, the Company, together with the members of the Admitted Pool, the Chartis U.S. Surplus Lines Pool and AIU Insurance Company (collectively, the "Fleet") entered into a Capital Maintenance Agreement (CMA) with AIG and Chartis, Inc. (AIG CMA). The AIG CMA provides that in the event that the Fleet's Total Adjusted Capital (TAC) falls below the specified minimum percentage of 350 percent of the Fleet's Authorized Control Level (ACL) Risk Based Capital (RBC), as estimated by Chartis, Inc. on a semi-annual basis subject to any adjustments or modifications required by the Company's domiciliary regulator or its independent auditors (the "SMP"), AIG will, within a specified time period prior to the close of the following fiscal quarter, contribute cash, cash equivalents, securities or other acceptable instruments that qualify as admitted assets to the Fleet so that the Fleet's TAC is projected to be equal to or greater than the SMP of the upcoming year-end. Additionally, each of Chartis and each Fleet member agreed, subject to approval by its board of directors and, if necessary, its domestic regulator, as applicable, to pay dividends that will be paid to AIG up to an amount equal to the lesser of (i) the amount necessary to reduce the Fleets ACL RBC to an amount not materially greater than the SMP or (ii) the maximum dividends permitted by any applicable domiciliary regulator.

Effective February 17, 2012, the Fleet entered into a CMA (Chartis CMA) with Chartis, Inc., Chartis U.S., Inc. and Chartis International, LLC (the Chartis entities). The Chartis CMA provides that in the event that the Fleet's TAC exceeds the SMP (as determined pursuant to the terms of the AIG CMA) while at the same time any Fleet member, as an individual legal entity, has a Total Adjusted Capital below 300 percent of such Company's Authorized Control Level RBC (the "Individual Entity Minimum Percentage") (as determined by Chartis pursuant to the methodology set forth in the AIG CMA that is used to determine the SMP), the Chartis Entities and each Fleet member agree to make contributions, pay dividends or cause other transactions to occur that would result in each Fleet member's TAC being above the Individual Entity Minimum Percentage. No Fleet member is required to pay any dividend which would trigger the extraordinary dividend provisions of its domiciliary state or that is otherwise prohibited by such state.

The Company received the approval from the NY DFS to pay dividends of $50,000 to its immediate parent. The dividend was made up of municipal securities and cash of $48,411 and $1,589, respectively, was paid on March 27, 2012.

On April 4, 2012 and effective March 31, 2012, the Company received permission from the NY DFS to effect a quasi-reorganization as set forth in the Statement of Statutory Accounting Principles No. 72. On March 31, 2012, the Company reallocated $1,000,000 from its Gross Paid in and Contributed Surplus to Unassigned Funds. The permitted practice had no impact on the Company's surplus to policyholders or its net income. In addition, there was no impact

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


on the Company's risk based capital results as a result of this permitted practice.

On March 28, 2012, the balances reported as other legal contingencies were transferred to the parent company and recorded a deemed capital contribution in accordance with SSAP 72.

                        AMERICAN HOME ASSURANCE COMPANY

                 Notes to Statutory Basis Financial Statements

                       December 31, 2011, 2010 and 2009

                                (000's Omitted)

--------------------------------------------------------------------------------

NOTE 14 - EVENTS (UNAUDITED) SUBSEQUENT TO THE DATE OF THE INDEPENDENT AUDITOR'S REPORT

STORM SANDY

Storm Sandy represented a large catastrophic event occurring in October 2012. The Company's preliminary estimate of its pre-tax losses related to Storm Sandy, net of reinsurance, is approximately $271 million. Due to the complexity of factors contributing to the losses, there can be no assurance that the Company's ultimate losses associated with this storm will not differ from this estimate, perhaps materially. Such estimate includes the Company's share of amounts assumed by the Company under an intercompany excess of loss property catastrophe reinsurance agreement pursuant to which the Company reinsures Lexington Insurance Company (Lexington) and Chartis Specialty (the Surplus
Pool). Such reinsurance agreement provides the Surplus Pool with 60% quota share coverage for up to $2.75 billion in first event per occurrence property losses in excess of $1 billion. Losses related to Storm Sandy will be reflected in the Company's annual statutory statement and any subsequent changes will be recorded in the period in which they occur. This preliminary estimate involves the exercise of considerable judgment.

As a result of the estimated losses related to Storm Sandy, the Company is currently assessing the need to record a valuation allowance. The impact, if recorded, could be material to the Company's financial condition or its results of operations. Significant judgment is required in determining the provision for income taxes and, in particular, in the assessment of whether and in what magnitude a valuation allowance should be recorded. Refer to Note 8 for a discussion of statutory valuation allowances.

The Company expects to receive a capital contribution from its parent for $300 million.

LEGAL PROCEEDINGS

In connection with the previously disclosed multi-state examination of certain accident and health products, including travel products, issued by National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), Chartis Inc., on behalf of itself, National Union, and certain of Chartis Inc.'s insurance and non-insurance companies (collectively, the Chartis parties) entered into a Regulatory Settlement Agreement with regulators from 50 U.S. jurisdictions effective November 29, 2012. Under the agreement, and without admitting any liability for the issues raised in the examination, Chartis agreed to (i) pay a civil penalty of $50 million, (ii) enter into a corrective action plan describing agreed-upon specific steps and standards for evaluating the Chartis parties' ongoing compliance with laws and regulations governing the issues identified in the examination, and (iii) pay a contingent fine in the event that the Chartis parties fail to satisfy certain terms of the corrective action plan. As of September 30, 2012, National Union has an accrued liability equal to the amount of the civil penalty. National Union and other AIG companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse effect on AIG's ongoing operations of the business subject to the agreement, or on similar business written by other AIG carriers.

In connection with the previously disclosed putative class action pending in state court in Alabama that arises out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc., on August 15, 2012, the court granted

                        AMERICAN HOME ASSURANCE COMPANY

                 Notes to Statutory Basis Financial Statements

                       December 31, 2011, 2010 and 2009

                                (000's Omitted)

--------------------------------------------------------------------------------

plaintiffs' motion for class certification. Defendants filed a notice of appeal of that order to the Alabama Supreme Court on September 25, 2012. The case in the trial court will be stayed until that appeal is resolved.

In connection with the previously disclosed settlement of the class action filed against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance, and the appeal by Liberty Mutual, Safeco and Ohio Casualty challenging the certification of the settlement class and final approval of the class action settlement, oral argument on that appeal took place on November 29, 2012.

In connection with the previously disclosed settlement of the purported class action in South Carolina federal court against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums, the court granted final approval of the settlement on September 14, 2012. No appeals from that final approval order were filed, so the matter is now concluded.

In connection with the previously disclosed multi-state targeted market conduct examination focusing on workers compensation insurance, and the related pre-litigation claims asserted by state insurance guaranty associations, on May 29, 2012, AIG completed its $25 million settlement with the guaranty associations, and the regulatory settlement was deemed effective on that date. The $146.5 million in fines, penalties and premium taxes were then disbursed to the regulatory settlement recipients pursuant to the terms of the associated escrow agreement.

In connection with the previously disclosed settlement of the federal antitrust and RICO class actions against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids, which were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings, on April 27, 2012, three notices of appeal of the order granting final approval of the class action settlement were filed, two of which were subsequently withdrawn. The United States Court of Appeals for the Third Circuit issued an order on December 5, 2012 dismissing the appeal of the final appellant for failure to file a timely brief.

In connection with the previously disclosed tag-along actions that have been consolidated with the Multi-District Litigation, a scheduling order was entered by the magistrate judge on April 30, 2012 that sets, among other things, a deadline of January 22, 2013 for the close of fact discovery in those cases.

Refer to Note 11 - Contingencies for additional disclosures about legal proceedings.

                              Portfolio Director
                             Portfolio Director 2
                            Portfolio Director Plus
                 Fixed and Variable Deferred Annuity Contracts

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements:

      (i) Audited Financial Statements - The Variable Annuity Life Insurance Company (19)

              Report of Independent Registered Public Accounting Firm Consolidated Balance Sheets
              Consolidated Statements of Income (Loss)
              Consolidated Statements of Comprehensive Income
              Consolidated Statements of Shareholder's Equity
              Consolidated Statements of Cash Flows
              Notes to Consolidated Financial Statements

      (ii) Audited Financial Statements - The Variable Annuity Life Insurance Company Separate Account A (19)

              Report of Independent Registered Public Accounting Firm Statements of Assets and Liabilities
              Statements of Operations
              Schedules of Portfolio Investments
              Statements of Changes in Net Assets
              Notes to Financial Statements

      (iii) Statutory Financial Statements - American Home Assurance Company (Filed herewith)
              Report of Independent Auditors
              Statements of Admitted Assets
              Statements of Liabilities, Capital and Surplus
              Statements of Income and Changes in Capital and Surplus Statements of Cash Flow
              Notes to Statutory Basis Financial Statements

(b)   Exhibits

1.            Resolutions adopted by The Variable Annuity Life Insurance
              Company Board of Directors at its Annual Meeting of April 18,
              1979 establishing The Variable Annuity Life Insurance
              Company Separate Account A. (1)
1(b).         Restated Resolutions dated September 1, 2002, adopted by
              unanimous written consent of Executive Committee of The
              Variable Annuity Life Insurance Company Board of
              Directors. (8)
2.            Not Applicable.
3(a).         Underwriting Agreement between The Variable Annuity Life
              Insurance Company, The Variable Annuity Life Insurance
              Company Separate Account A and A. G. Distributors, Inc. (2)
4(a).         Specimen Individual Annuity Contract. (Form UIT-194). (1)
4(b).         Specimen Group Annuity Contract. (Form UITG-194). (1)
4(c).         Specimen Individual Non-Qualified Annuity Contract. (Form
              UITN-194). (1)
4(d).         Specimen Certificate of Participation under Group Annuity
              Contract (Form UITG-194P). (1)
4(e).         Specimen Individual Retirement Account Annuity Contract.
              (Form UIT-IRA-194). (1)
4(f).         Specimen Simplified Employee Pension Contract (Form UIT-
              SEP-194). (1)

4(g).         Specimen Endorsement to Group Annuity Contract or
              Certificate of Participation under Group Annuity Contract.
              (Form UITG-194-RSAC), effective upon issuance. (3)
4(h).         Specimen SIMPLE Individual Retirement Annuity Contract
              (Form UIT-SIMPLE-897). (4)
4(i).         Specimen Portfolio Director Endorsement to Individual Annuity
              Contract (Form IPD-798). (4)
4(j).         Specimen Portfolio Director Individual Retirement Annuity
              (IRA) Endorsement to Individual Retirement Account Annuity
              Contract (Form IPDIRA-798). (4)
4(k).         Specimen Portfolio Director Non-Qualified Deferred Annuity
              (NQDA) Endorsement to Individual Non-Qualified Annuity
              Contract (Form IPDN-798). (4)
4(l).         Specimen Economic Growth and Tax Relief Reconciliation Act
              ("EGTRRA") Retirement Plan Annuity Contract Endorsement
              (Form EGTR-302). (8)
4(m).         Specimen EGTRRA Individual Retirement Annuity
              Endorsement (Form EGTRIRA 802). (8)
4(n).         Specimen EGTRRA Roth Individual Retirement Annuity
              Endorsement (Form ROTHEGTR-802). (8)
4(o).         Form of Guaranteed Minimum Withdrawal Benefit
              Endorsement. (11)
4(p).         Form of Optional Guaranteed Minimum Withdrawal Benefit
              Endorsement. (15)
4(q).         Death Benefit Endorsement. (17)
5(a)(i).      Specimen Application for Portfolio Director/Portfolio Director
              2/Portfolio Director Plus Fixed and Variable Annuity for use
              with all plan types except Individual Retirement Annuities
              (IRA), Simplified Employee Pension Plan (SEP), and Non-
              Qualified Deferred Annuities (NQDA). (8)
5(a)(ii).     Specimen Application for Portfolio Director/Portfolio Director
              2/Portfolio Director Plus Fixed and Variable Annuity for use
              with Individual Retirement Annuities (IRA), Simplified
              Employee Pension Plans (SEP), and Non-Qualified Deferred
              Annuities (NQDA). (8)
5(b).         Specimen Group Master Application. (8)
5(c).         Specimen Application for Portfolio Director/Portfolio Director
              2/Portfolio Director Plus Fixed and Variable Annuity for use
              with all plan types except individual non-qualified deferred annuities. (12)
5(d).         Specimen Application for Portfolio Director/Portfolio Director
              2/Portfolio Director Plus Fixed and Variable Annuity for use
              only with after-tax individual non-qualified deferred
              annuities. (12)
5(e).         Specimen Application for Portfolio Director/Portfolio Director
              2/Portfolio Director Plus Fixed and Variable Annuity for use
              with participants in group contracts. (12)
5(f).         Specimen Group Master Application. (12)
6(a).         Copy of Amended and Restated Articles of Incorporation of The
              Variable Annuity Life Insurance Company, effective as of
              April 28, 1989. (1)
6(b).         Copy of Amendment Number One to Amended and Restated
              Articles of Incorporation of The Variable Annuity Life
              Insurance Company (as amended through April 28, 1989)
              effective March 28, 1990 (1)
6(c).         Copy of Amended and Restated Bylaws of The Variable
              Annuity Life Insurance Company as amended through August 3,
              2006. (13)
7.            Not Applicable.
8(a).         (1) Participation Agreement between The Variable Annuity Life
              Insurance Company and Vanguard Group, Inc. (5)
              (2) Amendment No. 1 to Participation Agreement between The
              Variable Annuity Life Insurance Company and The Vanguard
              Group, Inc., effective July 17, 1998. (6)
8(b)(i).      Form of Participation Agreement between The Variable Annuity
              Life Insurance Company, Ariel Investment Trust and Ariel
              Distributors, Inc. dated November 7, 2000. (7)
8(b)(ii).     Form of Administrative Services Agreement between The
              Variable Annuity Life Insurance Company and Ariel
              Distributors, Inc. (7)
8(c)(i).      Form of Participation Agreement among The Variable Annuity
              Life Insurance Company, Forum Funds and Holland Capital
              Management LLC dated as of January 28, 2010. (16)
8(c)(ii).     Form of Administrative Services Agreement between The
              Variable Annuity Life Insurance Company and Holland Capital
              Management, L.P. dated November 1, 2000. (7)
8(c)(iii).    Form of Participation Agreement among Invesco Distributors,
              Inc. and The Variable Annuity Life Insurance Company dated as of November 1, 2011. (18)
8(c)(iv).     Form of Administrative Services Agreement between Invesco
              Distributors, Inc., Invesco Investment Services, Inc., The
              Variable Annuity Life Insurance Company and American
              General Distributors, Inc. dated as of November 1, 2011. (18)
8(c)(v).      Participation Agreement among American Beacon Funds,
              American Beacon Advisors, Inc. and The Variable Annuity Life
              Insurance Company dated as of March 23, 2012. (19)

8(c)(vi).     Administrative Services Agreement among American Beacon
              Funds, American Beacon Advisors, Inc. and The Variable
              Annuity Life Insurance Company dated as of March 23,
              2012. (19)
8(o).         General Guarantee Agreement between The Variable Annuity
              Life Insurance Company and American Home Assurance
              Company. (9)
8(p).         Notice of Termination of General Guarantee Agreement as
              published in the Wall Street Journal on November 24,
              2006. (14)
8(q)          Capital Maintenance Agreement. (17)
9(a).         Opinion of Counsel and Consent of Depositor. (10)
9(b).         Opinion of Counsel and Consent of Sullivan & Cromwell LLP,
              Counsel to American Home Assurance Company. (10)
10(a).        Consent of Independent Registered Public Accounting Firm -
              PricewaterhouseCoopers LLP. (Filed herewith)
10(b).        Consent of Independent Accountants -
              PricewaterhouseCoopers. (Filed herewith)
11.           Not Applicable.
12.           Not Applicable.
13.           Calculation of standard and nonstandard performance
              information. (3)
14(a).        Powers of Attorney - The Variable Annuity Life Insurance
              Company. (19 and 20)
14(b).        Power of Attorney - American Home Assurance Company.
              (Filed herewith)
15.           Supplemental Information Form which discloses Section
              403(b)(11) withdrawal restrictions as set forth in a no-action letter issued by the SEC on November 28, 1988, and which
              requires the signed acknowledgement of participants who
              purchase Section 403(b) annuities with regard to these
              withdrawal restrictions. (1)

/(1)/ Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on March 1, 1996, Accession No. 0000950129-96-000265.
/(2)/ Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 26, 2000, Accession No. 0000950129-00-001969.
/(3)/ Incorporated by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 23, 1997, Accession No. 0000950129-97-005374.
/(4)/ Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 17, 1998, Accession No. 0000950129-98-005074.
/(5)/ Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on June 28, 1996, Accession No. 0000950129-96-001391.
/(6)/ Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on September 1, 1998, Accession No. 0000950129-98-003727.
/(7)/ Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on November 3, 2000, Accession No. 0000950129-00-005232.
/(8)/ Incorporated by reference to Post-Effective Amendment No. 21 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account filed on
        April 30, 2003, Accession No. 0000899243-03-000987.

/(9)/ Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on August 12, 2005, Accession No. 0000354912-05-000047.
/(10)/ Incorporated by reference to Post-Effective Amendment No. 28 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on October 21, 2005, Accession No. 0001193125-05-205525.
/(11)/ Incorporated by reference to Post-Effective Amendment No. 30 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on March 1, 2006, Accession No. 0000354912-06-000021.
/(12)/ Incorporated by reference to Post-Effective Amendment No. 31 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on
        May 1, 2006, Accession No. 0001193125-06-094684.
/(13)/  Incorporated by reference to Initial Form N-4 (File
        No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on October 11, 2006, Accession
        No. 0001193125-06-206012.
/(14)/ Incorporated by reference to Post-Effective Amendment No. 32 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 11, 2006, Accession No. 0000354912-06-000040.
(15) Incorporated by reference to Post-Effective Amendment No. 13 to Form N-4 (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on February 17, 2011, Accession No. 0001193125-11-039089.
(16) Incorporated by reference to Post-Effective Amendment No. 38 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2010, Accession No. 0001193125-10-102286.
(17) Incorporated by reference to Post-Effective Amendment No. 39 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on
        May 2, 2011, Accession No. 0001193125-11-120782.
/(18)/ Incorporated by reference to Post-Effective Amendment No. 40 to Form N-4 (File No. 033-75292 /811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on November 1, 2011, Accession No. 0001193125-11-290536.
/(19)/ Incorporated by reference to Post-Effective Amendment No. 41 to Form N-4 (File No. 033-75292 /811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2012, Accession No. 0001193125-12-194972.
/(20)/ Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4 (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on October 9, 2012, Accession No. 0001193125-12-418556.

ITEM 25. DIRECTORSAND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES AND PRINCIPAL      POSITIONS AND OFFICES
BUSINESS ADDRESS         HELD WITH DEPOSITOR
----------------         -------------------
Bruce R. Abrams          Director, President and Chief Executive Officer
Stephen L. Blake         Director
Jim Coppedge             Director, Senior Vice President, General Counsel & Secretary
Mary Jane Fortin         Director, Executive Vice President and Chief Financial Officer
Roger E. Hahn            Director & Investment Officer
Sharla Jackson (2)       Director, Executive Vice President - Operations
Stephen A. Maginn (1)    Director
Shawn Duffy              Executive Vice President
Greg Garvin              Executive Vice President
Glenn Harris             Executive Vice President
Steven D. Anderson       Senior Vice President
Leslie K. Bates          Senior Vice President
Kurt W. Bernlohr         Senior Vice President
Robert M. Beuerlein      Senior Vice President & Appointed Actuary
Craig S. Cheyne          Senior Vice President
Evelyn Curran            Senior Vice President
David H. den Boer        Senior Vice President & Chief Compliance Officer
Terry B. Festervand      Senior Vice President and Treasurer
Don Harris               Senior Vice President - National Education Markets
David S. Jorgensen       Senior Vice President
Frank A. Kophamel        Senior Vice President
Laurel Ludden            Senior Vice President
Joseph P. McKernan       Senior Vice President - Information Technology
Thomas G. Norwood        Senior Vice President - Broker/Dealer Operations
Brenda Simmons           Senior Vice President
Stephen J. Stone (4)     Senior Vice President
Clark Anderson (3)       Vice President
Bob Architect            Vice President
Doris Artis (2)          Vice President
Richard L. Bailey        Vice President -Group Actuarial
David E. Ballard (4)     Vice President
William B. Bartelloni    Vice President
Mary C. Birmingham       Vice President
Kara R. Boling           Vice President
Richard A. Combs         Vice President - Actuarial
Susan Cornwell (5)       Vice President - Relationship Management
Antoine M. Cotton (6)    Vice President - Relationship Management
Neil J. Davidson         Vice President - Actuarial
Troy Dryer               Vice President - Relationship Management
Jacqueline Fabitore (7)  Vice President - Relationship Management
Robin Farris             Vice President
Paul A. Fields (8)       Vice President - Relationship Management
Royce D. Fithen (2)      Vice President
Darlene Flagg            Vice President - Case Development
Mark D. Foster           Vice President - VFA Compensation
James B. Gauld (8)       Vice President - Relationship Management
Donald M. Goldstein (9)  Vice President - Relationship Management
Carolyn Gutierrez        Vice President
Deltra Hayes             Vice President - Relationship Management
Eric B. Holmes           Vice President
Michael R. Hood          Vice President
Bradley K. Hope (10)     Vice President - Relationship Management
Jeffrey M. Hughes        Vice President

 Joanne M. Jarvis         Vice President - Sales Planning & Reporting
 Glen D. Keller           Vice President
 Ted G. Kennedy           Vice President - Government Relations
 John M. Kevin, III       Vice President
 Calvin King              Vice President - Client Care
 Donald A. Koller (11)    Vice President - Relationship Management
 Freda Lee                Vice President - Account Management
 John D. Lindeman (12)    Vice President - Relationship Management
 John Malcolm             Vice President
 Mark Matthes             Vice President and Assistant Secretary
 Gary L. Mellard (14)     Vice President - Relationship Management
 Gregory A. Miller (13)   Vice President - Relationship Management
 Katherine Morin          Vice President
 Edward Muscavage (15)    Vice President - Relationship Management
 John N. Packs            Vice President & Investment Officer
 Gary Petrytus (13)       Vice President - Relationship Management
 William J. Rapp          Vice President - Consulting Services
 Jennifer Sailors         Vice President
 Ron Sanchies (16)        Vice President - Relationship Management
 Phillip W. Schraub       Vice President
 Cynthia S. Seeman        Vice President - Consultant Relations
 James J. Simone (17)     Vice President - Relationship Management
 Kathryn T. Smith         Vice President
 Randall E. Stevens       Vice President
 Katherine Stoner         Vice President
 Nehal Thaker (18)        Vice President - Relationship Management
 Svend Tranberg (12)      Vice President - Relationship Management
 Richard Turner           Vice President - Retirement Services Tax
 Krien VerBerkmoes        Vice President - Sales Compliance
 Thomas M. Ward           Vice President
 Arthur A. Welsh (14)     Vice President - Relationship Management
 Troy W. Zuckero          Vice President
 Becky L. Strom           Chief AML Officer
 Deborah A. Gero (4)      Chief Investment Officer
 Locklan O. McNew         Investment Officer
 W. Larry Mask            Real Estate Investment Officer & Assistant Secretary
 Daniel R. Cricks         Tax Officer
 Tracey E. Harris         Assistant Secretary
 Julie Cotton Hearne      Assistant Secretary
 Paula G. Payne           Assistant Secretary
 Mary "Carmen" Rodriguez  Assistant Secretary
 Connie E. Pritchett (2)  Assistant Secretary
 Linda L. Pinney          Assistant Treasurer
 Robert C. Bauman         Assistant Vice President
 Tom Goodwin              Assistant Vice President - Consultant Relations
 Paul Hoepfl              Assistant Vice President

(1)   21650 Oxnard Ave., Woodland Hills, California 91367
(2)   205 E. 10th Avenue, Amarillo, Texas 79101
(3)   630 W. Carmel Drive, Carmel, IN 46032
(4)   SunAmerica Center, Los Angeles, California 90067-6022
(5)   333 South Anita Drive, Orange, CA 92868
(6)   2825 Eastlake Avenue, East, Seattle, WA 98102
(7)   3100 Tower Blvd., Durham, NC 27707
(8)   3535 Grandview Parkway, Birmingham, AL 35243
(9)   29 British American Blvd., Latham, NY 12110

(10)  100 Ashford Center, Atlanta, GA 30338
(11)  Two Summit Park Dr., Suite 500, Independence, OH 44131
(12)  8500 Normandale Lake Blvd., Bloomington, MN 55437
(13)  11201 North Tatum Blvd., Phoenix, AZ 85028
(14)  4300 W. Cypress, Tampa, FL 33607
(15)  16650 Greenbriar Plaza Dr., Houston, TX 77060
(16)  1000 Winter Street, Waltham, MA 02451
(17)  280 South Mangum Street, Durham, NC 27701
(18)  1304 Concourse Dr., Linthicum, MD 21090

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant is a separate account of The Variable Annuity Life Insurance Company ("Depositor"). The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found as Exhibit 21 in AIG's Form 10-K, SEC file number 001-08787, Accession No. 0001047469-12-001369, filed February 23, 2012, and is incorporated herein by reference.

ITEM 27. NUMBEROF CONTRACT OWNERS

As of November 30, 2012:

                                   Qualified Contracts  Non-Qualified Contracts
                                   -------------------- -----------------------
    033-75292                        Group   Individual   Group    Individual
    ---------                      --------- ---------- -------   ------------
    Portfolio Director                50,551     64,043   5,360              0
    Portfolio Director 2             211,407    162,479  29,354              0
    Portfolio Director Plus          155,477     81,169  52,670              0

ITEM 28.INDEMNIFICATION

Set forth below is a summary of the general effect of applicable provisions of the Depositor's Bylaws regarding indemnification of, and advancement of legal expenses to, the Depositor's officers, directors and employees (collectively, "Indemnitees"). The Depositor shall indemnify any Indemnitee who was or is a named defendant or respondent or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative (including any action by or in the right of the Depositor), or any appeal of such action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding, by reason of the fact that the Indemnitee is or was a director, or officer or employee of the Depositor, or is or was serving at the request of the Depositor as a director, officer, partner, venturer, proprietor, trustee, employee, or similar functionary of another foreign or domestic corporation or nonprofit corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement, and reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection with such action, suit or proceeding, if Indemnitee acted in good faith and in a manner he reasonably believed, (i) in the case of conduct in his official capacity as a director of the Depositor, to be in the best interests of the Depositor and (ii) in all other cases, to be not opposed to the best interests of the Depositor; and, with respect to any criminal action or proceeding, if Indemnitee had no reasonable cause to believe his conduct was unlawful; provided, however that in the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Depositor, the indemnity shall be limited to reasonable expenses (including court costs and attorneys' fees) actually incurred in connection with such action, suit or proceeding; and no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Depositor or liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity as a director or officer. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or on a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Depositor; and, with respect to any criminal action or proceeding, shall not create a presumption that the person had reasonable cause to believe that his conduct was unlawful.

Where an Indemnitee of the Depositor or other person entitled to indemnity hereunder has been wholly successful, on the merits or otherwise, in defense of any such action, suit or proceeding, Indemnitee shall be indemnified against reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection therewith.

Any indemnification (unless otherwise ordered by a court of competent jurisdiction) shall be made by the Depositor only as authorized in a specific case upon a determination that the applicable standard of conduct has been met. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who at the time of the vote have not been named as defendants or respondents in such action, suit or proceeding, or
(ii) if such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in such action, suit or proceeding, or (iii) by special legal counsel selected by the Board of Directors (or a committee thereof) by vote in the manner set forth in subparagraphs (i) and (ii) immediately above or if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors, or (iv) by the shareholders in a vote that excludes the shares held by any Indemnitee who is named as a defendant or respondent in such action, suit or proceeding.

Reasonable expenses incurred by an Indemnitee of the Depositor or other person entitled to indemnity hereunder, who was, is or is threatened to be made a named defendant or respondent in any such action, suit or proceeding described above may be paid by the Depositor in advance of the final disposition thereof upon (i) receipt of a written affirmation by the Indemnitee of his good faith belief that he has met the standard of conduct necessary for indemnification under this article and a written undertaking by or on behalf of the Indemnitee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Depositor as authorized under this article and (ii) a determination that the facts then known to those making the determination would not preclude indemnification under this article.

Notwithstanding any other provision of this article, the Depositor may pay or reimburse expenses incurred by any Indemnitee of the Depositor or any other person entitled to indemnity hereunder in connection with his appearance as a witness or other participation in any action, suit or a proceeding described above at a time when he is not named defendant or respondent in such action, suit or proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, as provided above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Depositor is against public policy, as expressed in the Securities Act of 1933, and therefore may be unenforceable. In the event
(a) that a claim for such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person; and (b) the Securities and Exchange Commission is still of the same opinion that the Depositor or Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit such cause to a court of appropriate jurisdiction, the question of whether such indemnification by the Depositor is against public policy as expressed in the Securities Act of 1933 will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPALUNDERWRITERS

(a) American General Distributors, Inc. ("AGDI") acts as exclusive distributor and principal underwriter of the Registrant.

(b) Unless otherwise indicated, the principal business address of each individual listed below is 2929 Allen Parkway, Houston, Texas 77019:

NAME AND PRINCIPAL  POSITION AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS    AMERICAN GENERAL DISTRIBUTORS, INC.
Kurt W. Bernlohr    Director, Chief Executive Officer and President
Jim Coppedge        Director and Secretary
David H. den Boer   Director and Senior Vice President
Thomas G. Norwood   Executive Vice President

Krien VerBerkmoes  Chief Compliance Officer
John Reiner        Chief Financial Officer and Treasurer
Daniel R. Cricks   Tax Officer
Tom Ward           Vice President
Paul Hoepfl        Assistant Treasurer
Linda L. Pinney    Assistant Treasurer
Robert C. Bauman   Assistant Vice President
Debra L. Herzog    Assistant Secretary
Paula G. Payne     Assistant Secretary

(c) Not applicable.

ITEM 30. LOCATIONOF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 (the "Act") and the Rules promulgated thereunder will be in the physical possession of:

       The Variable Annuity Life Insurance Company
       Attn: Operations Administration
       2929 Allen Parkway
       Houston, Texas 77019

ITEM 31. MANAGEMENTSERVICES

There have been no management-related services provided to the separate account for the last three fiscal years.

ITEM 32. UNDERTAKINGS

a. VALIC hereby commits itself, on behalf of the contract owners, to the following undertakings:

       1. To file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

       2. To include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information;

       3. To deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

b. The Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

c. Additional Commitments

The Tax Reform Act of 1986 added to the Internal Revenue Code a new section 403(b)(11) which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship). These withdrawal restrictions appear in the Section "Federal Tax Matters" in either the prospectus or the Statement of Additional Information for contracts of this Registration Statement. The Company relies on a no-action letter issued by the Securities and Exchange Commission on November 28, 1988 stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Act if, in effect, the Company permits restrictions on cash distributions from elective contributions to the extent necessary to comply with section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

       (1) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

       (2) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in any sales literature used in connection with the offer of the contract;

       (3) Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by section 403(b)(11) to the attention of the potential participants;

       (4) Obtain from each plan participant who purchases a section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by section 403(b)(11), and (2) the investment alternatives available under the employer's section 403(b) arrangement, to which the participant may elect to transfer his Account Value.

The Company has complied, and is complying, with the provisions of paragraphs
(1)-(4) above.

The Company relies on Rule 6c-7 of the Act which states that a registered separate account, and any depositor of or underwriter for such account, shall be exempt from the provisions of sections 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Texas Optional Retirement Program (Program) in accordance with the following conditions:

       (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in each registration statement, including the prospectus, used in connection with the Program;

       (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in any sales literature used in connection with the offer of the contract to Program participants;

       (c) instruct salespeople who solicit Program participants to purchase the contract specifically to bring the restrictions on redemption imposed by the Program to the attention of potential Program participants;

       (d) obtain from each Program participant who purchases the contract in connection with the Program, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

The Company relies on an order issued by the Securities and Exchange Commission on May 19, 1993 exempting it from the provisions of section 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Optional Retirement Program of the State University System of Florida ("Florida ORP") as administered by the Division of Retirement of the Florida Department of Management Services ("Division") in accordance with the following conditions:

       (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in each registration statement, including the prospectus, relating to the contracts issued in connection with the Florida ORP;

       (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in any sales literature used in connection with the offer of contracts to eligible employees;

       (c) instruct salespeople who solicit eligible employees to purchase the contracts specifically to bring the restrictions on redemption imposed by the division to the attention of the eligible employees;

       (d) obtain from each participant in the Florida ORP who purchases a contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding: (i) of the restrictions on redemption imposed by the division, and (ii) that other investment alternatives are available under the Florida ORP, to which the participant may elect to transfer his or her Account Values.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to contract owners promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the contract owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the contract owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to contract owners an offer to supply the Statement of Additional Information, which shall contain the annual audited statutory financial statements of American Home, free of charge upon a contract owner's request.

                                  SIGNATURES

As required by The Securities Act of 1933 and The Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 26th day of December, 2012.

                                                  THE VARIABLE ANNUITY LIFE
                                                  INSURANCE COMPANY SEPARATE
                                                  ACCOUNT A
                                                  (Registrant)

                                             BY:  THE VARIABLE ANNUITY LIFE
                                                  INSURANCE COMPANY
                                                  (On behalf of the Registrant
                                                  and itself)

                                             BY:  /s/ MARK MATTHES
                                                  -----------------------------
                                                  Mark Matthes
                                                  Vice President, Associate
                                                  General Counsel and Assistant
                                                  Secretary

As required by The Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature               Title                               Date
---------               -----                               ----

/s/ BRUCE R. ABRAMS
----------------------- Director and Chief                  December 26, 2012
Bruce R. Abrams         Executive Officer


STEPHEN L. BLAKE *
----------------------- Director                            December 26, 2012
Stephen L. Blake


/s/ JIM COPPEDGE
----------------------- Director, Senior Vice President,    December 26, 2012
Jim Coppedge            General Counsel and Secretary


MARY JANE FORTIN*
----------------------- Director, Executive Vice President, December 26, 2012
Mary Jane Fortin        Chief Financial Officer and
                        Principal Financial Officer


ROGER E. HAHN*
----------------------- Director                            December 26, 2012
Roger E. Hahn


SHARLA A. JACKSON *
----------------------- Director                            December 26, 2012
Sharla A. Jackson


STEPHEN A. MAGINN*
----------------------- Director                            December 26, 2012
Stephen A. Maginn


/s/ DAVID S. JORGENSEN
----------------------- Senior Vice President               December 26, 2012
David S. Jorgensen      (Principal Accounting Officer)


* /s/ MARK MATTHES
----------------------- Attorney-In-Fact                    December 26, 2012
Mark Matthes

                                  SIGNATURES

   American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 26th day of December, 2012.

                                                  AMERICAN HOME ASSURANCE
                                                  COMPANY

                                             BY:  /s/ SEAN T. LEONARD
                                                  -----------------------------
                                                  SEAN T. LEONARD
                                                  CHIEF FINANCIAL OFFICER AND
                                                  SENIOR VICE PRESIDENT

   This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature               Title                          Date
---------               -----                          ----

*PETER D. HANCOCK
----------------------- Chairman and Director          December 26, 2012
PETER D. HANCOCK

*PETER J. EASTWOOD
----------------------- Director, President and        December 26, 2012
PETER J. EASTWOOD       Chief Executive Officer

* ALEXANDER R. BAUGH
----------------------- Director                       December 26, 2012
ALEXANDER R. BAUGH

*JAMES BRACKEN
----------------------- Director                       December 26, 2012
JAMES BRACKEN

*JOHN Q. DOYLE
----------------------- Director                       December 26, 2012
JOHN Q. DOYLE

*DAVID NEIL FIELDS
----------------------- Director                       December 26, 2012
DAVID NEIL FIELDS

*DAVID L. HERZOG
----------------------- Director                       December 26, 2012
DAVID L. HERZOG

/s/SEAN T. LEONARD
----------------------- Director, Chief Financial      December 26, 2012
SEAN T. LEONARD         Officer and Senior Vice
                        President

----------------------- Director
MONIKA MARIA MACHON

*RALPH W. MUCERINO
----------------------- Director                       December 26, 2012
RALPH W. MUCERINO

----------------------- Director
SID SANKARAN

*CHRISTOPHER L. SPARRO
----------------------- Director                       December 26, 2012
CHRISTOPHER L. SPARRO

----------------------- Director
MARK TIMOTHY WILLIS

* BY:  /s/ SEAN T. LEONARD
       -------------------------
       SEAN T. LEONARD
       ATTORNEY-IN-FACT
       (Exhibit 14(b) to the
       Registration Statement)

                               Index of Exhibits

 Exhibit
   No.

 10(a) Consent of Independent Registered Public Accounting Firm - PricewaterhouseCoopers LLP

 10(b)   Consent of Independent Accountants - PricewaterhouseCoopers

 14(b)   Power of Attorney - American Home Assurance Company.